Filed Pursuant to Rule 497

File No. 333-133669

3,000,000 Shares MCG Capital Corporation Common Stock

We are selling 3,000,000 shares of our common stock, par value $0.01 per share. We will receive all of the net proceeds from the sale of our common stock.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “MCGC.” The last reported sale price for our common stock on April 23, 2007, was $18.97 per share.

Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209 or by telephone at (866) 247-6242 or on our website at www.mcgcapital.com. The information on our website is not incorporated by reference into this prospectus supplement and the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Before buying any of these shares of our common stock, you should carefully consider the risks of investing in our common stock, including the risk of leverage, described in “Risk Factors” beginning on page S-83 of this prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total
Public offering price	$18.15	$54,450,000
Underwriting discounts and commissions	$ 0.30	$ 900,000
Proceeds, before expenses, to us (1)	$17.85	$53,550,000

(1)	Expenses payable by us are estimated to be $200,000.

The underwriters may also purchase from us up to an additional 450,000 shares of our common stock at the public offering price less the underwriting discounts and commissions, to cover over-allotments, if any, through April 30, 2007.

The underwriters are offering the shares of our common stock as described in “Underwriting.” Delivery of the shares will be made on or about April 27, 2007.

Jefferies & Company

The date of this prospectus supplement is April 23, 2007.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not and the underwriters have not authorized any other person to provide you with information that is different from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not and the underwriters are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or solicitation of an offer to buy these shares of common stock in any circumstances under which the offer or solicitation is unlawful. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates. Our business, financial condition and results of operations may have changed since those dates. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information that is different from or additional to the information in that prospectus.

Base Prospectus

Prospectus Summary	1
Where You Can Find Additional Information	4
Fees and Expenses	5
Selected Consolidated Financial and Other Data	6
Selected Quarterly Financial Data	7
Risk Factors	8
Use of Proceeds	17
Price Range of Common Stock and Distributions	18
Management’s Discussion and Analysis of Financial Condition and Results of Operations	20
Senior Securities	53
Business	59
Portfolio Companies	73
Determination of Net Asset Value	82
Management	84
Executive Compensation	91
Certain U.S. Federal Income Tax Considerations	102
Regulation as a Business Development Company	108
Dividend Reinvestment Plan	110
Control Persons and Principal Holders of Securities	112
Certain Relationships and Transactions	114
Description of Securities	115
Plan of Distribution	121
Legal Matters	122
Safekeeping, Transfer and Dividend Paying Agent and Registrar	122
Experts	122
Index to Consolidated Financial Statements	F-1

In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, “MCG,” “MCG Capital,” “we,” “us” and “our” refer to MCG Capital Corporation and its wholly-owned subsidiaries and its affiliated securitization trusts.

S-i

FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	economic downturns or recessions may impair our customers’ ability to repay our loans and increase our non-performing assets;

•

economic downturns or recessions may disproportionately impact the industries in which we invest, and such conditions may cause us to suffer losses in our portfolio and experience diminished demand for capital in these industries;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities and adversely impact our financial results;

•	interest rate volatility could adversely affect our results;

•	risks associated with the possible disruption in our operations due to terrorism; and

•

the risks, uncertainties and other factors we identify in this prospectus supplement, the accompanying prospectus, including in the “Risk Factors” section in the accompanying prospectus, and any exhibits of the registration statement of which the accompanying prospectus is a part.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement or the accompanying prospectus, as appropriate. We undertake no obligation to update any forward-looking statements for any reason, except as required by law, even if new information becomes available or other events occur in the future.

S-ii

FEES AND EXPENSES

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)(a)	1.65%
Dividend Reinvestment Plan Fees(b)	None
Annual Expenses (as a percentage of average net assets attributable to common stock)(c)
Operating Expenses(d)(e)	5.07
Interest Expense(f)	5.33

Total Annual Expenses(g)	10.40%

(a)	Represents the underwriting discount with respect to the shares to be sold by us in this offering.
(b)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating Expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan” in the accompanying prospectus.
(c)	“Average net assets attributable to common stock” equals average net assets (i.e., total assets less total liabilities), which for the year ended December 31, 2006 was $680.3 million.
(d)	“Operating Expenses” represent our annual operating expenses for the year ended December 31, 2006, excluding interest on indebtedness.
(e)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(f)	“Interest Expense” represents our annual interest expense for the year ended December 31, 2006. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in this prospectus supplement.
(g)	“Total Annual Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our stockholders’ equity and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 5.78% of consolidated total assets.

The above table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG Capital. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$116	$299	$463	$802

Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights information contained elsewhere in this prospectus supplement and the accompanying prospectus. This summary does not contain all the information you should consider before investing in our common stock. You should read this entire prospectus supplement and the accompanying prospectus carefully, including the “Risk Factors” section in this prospectus supplement and the accompanying prospectus, before making an investment decision.

We are a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. We make debt and equity investments primarily in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million, which we refer to as “middle market” companies. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. We identify and source new customers through multiple channels, including private equity sponsors, investment bankers, brokers, fund-less sponsors, institutional syndication partners, other club lenders and owner operators. We originate most of our investments directly with our customers, although from time to time we do participate in loan syndications or other deals. We have controlling equity positions in certain of our portfolio companies. We base our investment decisions on extensive analyses of potential customers’ business operations and asset valuations. We utilize specialized risk management methods, pricing tools, due diligence methodologies and data management processes that are designed to help us assess risk, establish appropriate pricing, and maximize our return on investment.

Our primary business objectives are to increase our earnings and net asset value by investing in debt and equity securities of middle market companies. Our investment objective is to achieve current income and capital gains. We earn current income, in the form of interest, dividends, and fees, from our investments in debt and equity securities and achieve capital gains through appreciation in the value of our equity investments. To meet our investment objectives, we selectively invest in companies which present opportunities for favorable risk-adjusted returns. In addition, we maintain a flexible approach to funding that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers.

We have built our portfolio with disciplined asset acquisition through our underwriting and investment approval processes and active portfolio management. We believe that our core competencies include risk assessment and risk management, and we have developed expertise which is reflected in our underwriting and compliance processes. We generally make investments of up to $75 million utilizing three core products: our “one-stop” solution, institutional subordinated debt, and control investing. Our debt investments include senior and subordinated securities, substantially all of which include a security interest. Our loans typically mature in four to eight years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are often made in companies in which we have also made debt investments. Our equity investments include preferred stock, common stock, and warrants and, in many cases, will include the right to board representation. We may invest across the capital structure of our portfolio companies using a combination of debt and equity investments to meet our customers’ needs and optimize our returns.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet various regulatory tests, which include investing at least 70% of our total assets in private or thinly traded public U.S.-based companies and meeting a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company” in the accompanying prospectus. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Internal Revenue Code. In order to continue to qualify as a RIC for federal income tax purposes, we must meet certain requirements, including certain minimum distribution requirements. See “Certain U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Our business began in 1990 as a division of Signet Bank known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 27, 1997. We were formed in 1998 by certain members of our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. MCG was organized as a Delaware corporation on March 18, 1998 at which time we changed our name from MCG, Inc. to MCG Credit Corporation. On June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation.

Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have an office in Richmond, Virginia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our web site to be part of this prospectus supplement or the accompanying prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission (“SEC”).

RECENT DEVELOPMENTS

Portfolio Activity for the First Quarter of 2007

The fair value of our investment portfolio totaled $1.4 billion at March 31, 2007. The fair value of debt investments totaled $1.0 billion and $0.9 billion at March 31, 2007 and 2006, respectively. Gross originations and advances of $177.9 million included new originations of $104.0 million and advances of $73.9 million during the first quarter of 2007. Gross payments, reductions and sales of securities during the quarter ended March 31, 2007 were $93.8 million. The significant new investments were:

•

$37.3 million, composed of $20.0 million in senior debt, $9.7 million in secured sub-debt and $7.6 million in preferred equity, to Coastal Sunbelt, LLC, and affiliates, a leading independent distributor and processor of fresh produce in the Mid-Atlantic region.

•

$26.1 million, composed of $14.1 million in senior debt and $12.0 million in preferred equity, to acquire Orbitel Communications, LLC, a cable TV operator providing advanced data and communications services located in Maricopa, Arizona.

•	$16.0 million in secured sub-debt to Citadel Plastics Holdings, Inc., to support the acquisition of The Matrixx Group, Inc., a leading manufacturer and supplier of custom engineered plastic compounds.

•

$13.0 million, composed of $11.5 million in senior debt and $1.5 million in preferred equity, to Velocity Technology Solutions, LLC, to support their acquisition of application hosted client relationships.

The new originations of $104.0 million were composed of $50.6 million of senior debt, $28.8 million of secured subordinated debt and $24.6 million of equity.

The following table shows our portfolio of investments by security type at March 31, 2007 and December 31, 2006:

	March 31, 2007		December 31, 2006
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt	$431.0	31.9%	$389.7	31.0%
Subordinated debt
Secured	514.1	38.0	495.0	39.3
Unsecured	25.5	1.9	24.7	2.0

Total debt investments	970.6	71.8	909.4	72.3

Preferred equity	326.5	24.1	285.1	22.7
Common/common equivalents equity	55.3	4.1	63.1	5.0

Total equity investments	381.8	28.2	348.2	27.7

Total	$1,352.4	100.0%	$1,257.6	100.0%

Valuation

MCG’s board of directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. As part of our process for determining the fair value of our portfolio of investments as of December 31, 2006 and March 31, 2007, we retained independent valuation firms to perform independent valuations on certain of our portfolio companies and review certain of our fair value determinations. The independent valuations and the reviews were considered by our board of directors in its determination of the fair value of our portfolio companies as of December 31, 2006 and March 31, 2007. We intend to continue to obtain independent valuations or reviews of our fair value determinations and to periodically update those valuations and reviews. The following table summarizes the independent valuations and reviews that have been performed:

(dollars in millions)	Total Investments	Equity Investments
MCG portfolio value at March 31, 2007	$1,352.4	$381.8

Number of companies in our portfolio as of March 31, 2007 for which independent valuations or reviews of our fair value determinations have been obtained	21	19

Total value of companies in our portfolio as of March 31, 2007 for which independent valuations or reviews of our fair value determinations have been obtained	$736.7	$306.8

% of portfolio value as of March 31, 2007 for which independent valuations or reviews of our fair value determinations have been obtained	54%	80%

% of portfolio value that is greater than one year old as of March 31, 2007 for which independent valuations or reviews of our fair value determinations have been obtained	63%	93%

% of loans on non-accrual status as of March 31, 2007 for which independent valuations or reviews of our fair value determinations have been obtained	98%	N/A

Asset Quality

Asset quality is generally a function of portfolio company performance, economic conditions, and our underwriting and ongoing management of our investment portfolio. In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2007 and December 31, 2006:

(dollars in millions)	March 31, 2007			December 31, 2006
Investment Rating	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	841.0	(a)	62.2%	785.3	(a)	62.4%
2	261.0		19.3	285.5		22.7
3	224.4		16.6	158.2		12.6
4	24.7		1.8	23.6		1.9
5	1.3		0.1	5.0		0.4

	$1,352.4		100.0%	$1,257.6		100.0%

(a)	At March 31, 2007 and December 31, 2006, approximately $466.0 million and $447.4 million, respectively, of our investments with an investment rating of “1” were loans to companies in which we also hold equity securities or for which we have already realized a gain on our equity investment.

When one of our loans becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all past due principal and interest has been paid or otherwise restructured such that the interest income is determined to be collectible. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes loans on non-accrual status and loans greater than 90 days past due, at fair value, at March 31, 2007 and December 31, 2006:

	March 31, 2007			December 31, 2006
(dollars in millions)		% of Loan Portfolio	% of Total Portfolio		% of Loan Portfolio	% of Total Portfolio
	Fair Value			Fair Value
Loans greater than 90 days past due
On non-accrual status	$20.6	2.12%	1.52%	$20.1	2.21%	1.60%
Not on non-accrual status	1.8	0.19	0.13	1.8	0.20	0.14

Total loans greater than 90 days past due	$22.4	2.31%	1.65%	$21.9	2.41%	1.74%

Loans on non-accrual status
0 to 90 days past due	$96.8	9.98%	7.16%	$15.3	1.68%	1.21%
Greater than 90 days past due	20.6	2.12	1.52	20.1	2.21	1.60

Total loans on non-accrual status	$117.4	12.10%	8.68%	$35.4	3.89%	2.81%

Loans on non-accrual status or greater than 90 days past due	$119.2	12.29%	8.81%	$37.2	4.09%	2.95%

Cleartel Investment

During the first quarter of 2007, we invested $8.6 million of subordinated debt in our second largest portfolio company, Cleartel Communications, Inc. (“Cleartel”), a competitive local exchange carrier (“CLEC”) serving primarily residential customers, and made additional changes to Cleartel’s debt structure. This amount is in addition to the $19.8 million of subordinated debt that we invested in Cleartel during the fourth quarter of 2006 in connection with Cleartel’s acquisition of Supra Telecom (“Supra”), a Florida-based CLEC.

As of March 31, 2007, we held Cleartel subordinated debt with a fair value of $80.5 million and Cleartel preferred stock with a fair value of $0.6 million, which includes a decrease in the fair value of the preferred stock of $40.1 million which was recorded during the fourth quarter of 2006. During the first quarter of 2007, Cleartel’s progress on the integration of Supra did not meet our expectations. As a result, the realization of expected synergies has not occurred as timely as expected and Cleartel incurred an estimated EBITDA loss of $0.8 million during the first quarter of 2007 which was not anticipated. No further reductions were recorded to the fair value of our Cleartel investments during the first quarter of 2007 since, at this time, we believe the expected synergies will be achieved over the next several quarters. However, since our Cleartel investment is a control investment and because Cleartel is not currently generating sufficient earnings to service its capital structure, we have placed the investment on non-accrual status until the underlying financial results and cash flows of Cleartel improve. Cleartel’s underperformance during the quarter reduced our first quarter 2007 revenue, distributable net operating income, net operating income, and net income by approximately $3.0 million. Placing Cleartel on non-accrual status increased the percentage of our loan portfolio on non-accrual status at March 31, 2007 by 8.3% to 12.1%. At March 31, 2007, Cleartel represented approximately 6.0% of the fair value of our investments compared to 5.8% of the fair value of our investments at December 31, 2006. Cleartel was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006.

Our ability to recognize income from our investment in Cleartel in future periods will be dependent on the performance and value of Cleartel.

Broadview Investment

We hold preferred stock in Broadview Networks Holdings, Inc. (“Broadview”), a CLEC serving primarily business customers and our largest portfolio company, with an aggregate fair value of $166.9 million at March 31, 2007, which includes an increase in the fair value of the preferred stock of $38.1 million which was recorded during the fourth quarter of 2006. In February 2007, Broadview signed a definitive agreement to acquire InfoHighway Communications Corp., a New York-based integrated provider of hosted and managed communications solutions serving more than 12,000 business customers in the Mid-Atlantic and Northeast regions of the U.S. The transaction is expected to close in the second quarter of 2007 and is subject to regulatory approvals and other closing conditions. MCG’s investment in Broadview’s preferred stock is convertible into common stock and represents approximately a 52% ownership of the preferred stock and approximately a 51% ownership interest on an as-if converted basis. As of March 31, 2007, our preferred stock investment entitles us to aggregate claims of approximately $244.2 million, prior to any claims by Broadview common shareholders. We are also entitled to accumulating dividends on our preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $244.2 million but are not payable in cash on a current basis. Further, because accumulating dividends are typically not considered as part of taxable income until they are received in cash, it is possible that our GAAP earnings may exceed our taxable earnings by a significant amount until such time as this investment is liquidated. Any amounts outstanding on Broadview’s $210 million senior secured notes and $25 million revolving credit facility with a third party are payable prior to any payments of preferred claims. Broadview was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006.

At March 31, 2007, our Broadview investment represented approximately 12.3% of the fair value of our total investments compared to 12.7% of the fair value of our total investments at December 31, 2006. Additionally, our investment in Broadview accounted for $7.1 million, or 17.8%, of our total operating income for the three months ended March 31, 2007, compared to $4.2 million, or 11.3%, of our operating income for the three months ended March 31, 2006.

Our ability to recognize income from our investment in Broadview on an ongoing basis will be dependent on the performance and value of Broadview.

Distributions

Our board of directors declared a distribution of $0.44 per share for the second quarter of 2007, payable on July 30, 2007 to shareholders of record on May 24, 2007. For 2007, we currently estimate that our dividends will be at least $1.76 per share. This estimate takes into consideration our estimates of distributable net operating income (which is equal to net operating income excluding amortization of employee restricted stock awards), net income, capital gains and taxable income for 2007.

For the year ended December 31, 2006, we made distributions to shareholders of $1.68 per share. On a tax basis, 60.1% of distributions to stockholders in 2006 were from ordinary income and 39.9% were return of capital. For the quarter ended March 31, 2007, we declared a distribution of $0.44 per share. Actual determinations of the tax attributes of our distributions, including determinations of return of capital, are made annually as of the end of our fiscal year based upon our taxable income and distributions paid for the full year. If we determined the tax attributes of our distributions year-to-date as of March 31, 2007, 70.4% would be from ordinary income and 29.6% would be a return of capital for shareholders. We are unable to determine the actual tax characteristics of our distributions on a quarterly basis, and there can be no certainty to shareholders that this determination is representative of what the tax attributes of our 2007 distributions to shareholders will actually be. The following table is a reconciliation of GAAP net income to taxable net income for the three-month period ended March 31, 2007:

(dollars in thousands)	March 31, 2007
Net Income	$30,454
Net change in unrealized (appreciation) on investments not taxable until realized	(8,248)
Timing difference related to deductibility of long-term incentive compensation	336
Interest income on nonaccrual loans that is taxable	5,397
Dividend income accrued for GAAP purposes which is not yet taxable	(8,622)
Federal tax expense	337
Other, net	(2,582)

Taxable income before deductions for distributions	$17,072

Employee Restricted Stock

During the quarter ended March 31, 2007, we recognized compensation expense related to restricted stock awards of approximately $3.0 million, compared to approximately $0.6 million for the quarter ended March 31, 2006. We granted approximately 981,000 shares of restricted stock during the first quarter of 2007 pursuant to our 2006 Employee Restricted Stock Plan. The forfeiture provisions will lapse quarterly with respect to 781,000 of these shares through December 31, 2010. The remaining 200,000 of the shares of restricted stock that were granted are subject to both time- and performance-based forfeiture provisions. The forfeiture provisions lapsed for 50,000 of these shares during the quarter ended March 31, 2007. As a result, we recognized all of the compensation expense, or approximately $1.0 million, related to the 50,000 performance-based restricted shares for which forfeiture provisions lapsed during the quarter ended March 31, 2007, and will recognize compensation expense with respect to the remaining 150,000 performance-based shares over the next three years.

Amendment to Commercial Loan Funding Trust Facility

On April 3, 2007, we entered into the sixth amendment to our MCG Commercial Loan Funding Trust facility, funded by Three Pillars Funding LLC, as asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. Pursuant to this amendment, the scheduled termination date has been extended from November 2007 to November 2010. This facility remains subject to annual renewal by the lender. The next annual renewal date is July 27, 2007.

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share amounts)

	March 31,	December 31,
	2007	2006
	(unaudited)
Assets
Cash and cash equivalents	$17,559	$21,691
Cash, securitization accounts	20,866	15,931
Cash, restricted	2,620	2,587
Investments at fair value
Non-affiliate investments (cost of $636,646 and $595,885, respectively)	660,848	621,582
Affiliate investments (cost of $105,686 and $105,553, respectively)	109,820	109,890
Control investments (cost of $586,945 and $541,267, respectively)	581,764	526,140

Total investments (cost of $1,329,277 and $1,242,705, respectively)	1,352,432	1,257,612
Unearned income on commercial loans	(10,266)	(9,539)

Total investments net of unearned income	1,342,166	1,248,073
Interest receivable	11,659	10,451
Other assets	15,126	20,535

Total assets	$1,409,996	$1,319,268

Liabilities
Borrowings (maturing within one year of $206,602 and $167,983, respectively)	$606,102	$521,883
Interest payable	6,100	5,198
Dividends payable	26,170	24,652
Other liabilities	10,926	14,398

Total liabilities	649,298	566,131

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 200,000 shares on March 31, 2007 and December 31, 2006, 59,472 issued and outstanding on March 31, 2007 and 58,694 issued and outstanding on December 31, 2006	595	587
Paid-in capital	831,990	828,795
Distributions in excess of earnings:
Paid-in capital	(78,072)	(78,072)
Other	(16,259)	(12,365)
Net unrealized appreciation on investments	23,155	14,907
Stockholder loans	(711)	(715)

Total stockholders’ equity	760,698	753,137

Total liabilities and stockholders’ equity	$1,409,996	$1,319,268

Net asset value per common share at period end	$12.79	$12.83

Note:	Certain prior period information has been reclassified to conform to current year presentation.

MCG Capital Corporation

Consolidated Statements of Operations (unaudited)

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2007	2006
Revenue
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$19,040	$22,244
Affiliate investments (5% to 25% owned)	3,211	1,464
Control investments (more than 25% owned)	14,442	8,774

Total interest and dividend income	36,693	32,482
Advisory fees and other income
Non-affiliate investments (less than 5% owned)	1,657	3,067
Affiliate investments (5% to 25% owned)	—	1,271
Control investments (more than 25% owned)	1,792	817

Total advisory fees and other income	3,449	5,155

Total revenue	40,142	37,637

Operating expenses
Interest expense	9,145	8,912
Employee compensation:
Salaries and benefits	5,502	5,462
Amortization of employee restricted stock awards	2,982	610

Total employee compensation	8,484	6,072
General and administrative expense	2,467	1,889

Total operating expenses	20,096	16,873

Net operating income before investment gains and losses and provision for income taxes on investment gains	20,046	20,764

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	—	685
Affiliate investments (5% to 25% owned)	—	9
Control investments (more than 25% owned)	2,527	(2,910)

Total net realized gains (losses) on investments	2,527	(2,216)
Net unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	(1,495)	4,547
Affiliate investments (5% to 25% owned)	(203)	1,898
Control investments (more than 25% owned)	9,946	1,409

Total net unrealized appreciation (depreciation) on investments	8,248	7,854

Net investment gains before income taxes on investment gains	10,775	5,638
Provision for income taxes on investment gains	367	—

Net income	$30,454	$26,402

Earnings per common share basic and diluted	$0.52	$0.50
Cash dividends declared per common share	$0.44	$0.42
Weighted average common shares outstanding	58,067	53,197
Weighted average common shares outstanding and dilutive common stock equivalents	58,134	53,197

Note:	Certain prior period information has been reclassified to conform to current year presentation.

USE OF PROCEEDS

We estimate that our proceeds from the sale of the 3,000,000 shares of common stock we are offering will be approximately $53.4 million and approximately $61.4 million, if the underwriters’ option is exercised in full, based on a public offering price of $18.15 per share, and after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

We expect to use the net proceeds from this offering to reduce borrowings under our Revolving Unsecured Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) and our Commercial Loan Funding Trust Facility through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Capital Markets, Inc., to originate investments in primarily middle market, growth oriented private companies and for general corporate purposes. Amounts repaid under our Revolving Unsecured Credit Facility and our Commercial Loan Funding Trust Facility will remain available for future borrowings to be used for originations. At April 18, 2007, we had no borrowings outstanding under our Revolving Unsecured Credit Facility. The interest rate on our Revolving Unsecured Credit Facility is LIBOR plus 2.00% or the prime rate plus 0.50%. Our Revolving Unsecured Credit Facility is scheduled to mature on June 18, 2007. Our Commercial Loan Funding Trust Facility is funded through two separate Variable Funding Certificates, the Class A VFC and the Class B VFC. At April 18, 2007, the interest rate on the Class A VFC was the commercial paper rate plus 0.95% and there was approximately $89.7 million outstanding. The interest rate on the Class B VFC was the commercial paper rate plus 1.75% and there were no amounts outstanding as of April 18, 2007. Our Commercial Loan Funding Trust Facility is scheduled to terminate on November 7, 2010.

We anticipate that substantially all of the net proceeds of this offering to us will be used for the purposes described above within one year, depending on the availability of appropriate investment opportunities and other market conditions, but in no event longer than two years of the completion of this offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are held in interest-bearing deposits or other short-term instruments.

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2007:

•	on an actual basis; and

•

on an as-adjusted basis for the sale of 3,000,000 shares of our common stock in this offering, based on a public offering price of $18.15 per share and our receipt of the estimated net proceeds from that sale.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus.

	As of March 31, 2007 (unaudited)
	Actual	As adjusted
(In thousands, except per share amounts)
Borrowings	$606,102	$552,752 (a)
Stockholders’ equity:
Preferred stock, par value $.01 per share, authorized 1 share, none issued and outstanding on March 31, 2007 and none issued and outstanding as adjusted	—	—
Common stock, par value $.01 per share, authorized 200,000 shares, 59,472 issued and outstanding on March 31, 2007 and 62,472 issued and outstanding as adjusted	595	625
Paid-in capital	831,990	885,310
Stockholder loans	(711)	(711)
Distributions in excess of earnings:
Paid-in capital	(78,072)	(78,072)
Other	(16,259)	(16,259)
Net unrealized appreciation on investments	23,155	23,155

Total stockholders’ equity	760,698	814,048

Total capitalization	$1,366,800	$1,366,800

(a)	As described under “Use of Proceeds,” we intend to use the net proceeds we receive from this offering to temporarily reduce borrowings under our Revolving Unsecured Credit Facility and our Commercial Loan Funding Trust Facility.

UNDERWRITING

We are offering 3,000,000 shares of our common stock described in this prospectus by means of an underwritten public offering. We have entered into an underwriting agreement with Jefferies & Company, Inc., as underwriter. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriter, and the underwriter has agreed to purchase, all the shares of our common stock, if any are purchased, at the public offering price less the underwriting discount included on the cover page of this prospectus supplement.

If the underwriter sells more shares than the total number set forth in the table above, the underwriter has an option to buy up to an additional 450,000 shares from us, through April 30, 2007, at the public offering price less the underwriting discounts and commissions to cover these sales.

Underwriting Discount and Expenses

We have been advised by the underwriter that it proposes to offer the shares of common stock initially at the public offering price on the cover page of this prospectus supplement. After the initial common stock offering, the underwriter may change the public offering price and concession and discount to brokers and dealers.

The following table shows the underwriting discounts paid to the underwriter by us in connection with this offering. The underwriting discount is the difference between the initial price to the public and the amount the underwriter pays us to purchase the shares.

Discounts and commissions payable by us, per share	$0.30
Discounts and commissions payable by us, total	$900,000

We estimate that the expenses of this offering to be paid by us, not including underwriting discounts and commissions, will be approximately $200,000. Investors must pay for their shares on or before three days following their trade date.

Stabilization and Short Positions

The offering price of our common stock may not correspond to the price at which our common stock will trade in the public market subsequent to this offering.

In connection with this offering, the underwriter may engage in stabilizing transactions, over-allotment transactions, covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•

Over-allotment transaction involves sales by the underwriter of shares in excess of the number of shares the underwriter is obligated to purchase, which creates a naked short position. The underwriter may close out any short position by purchasing shares in the open market in covering transactions. A naked short position is more likely to be created if the underwriter is concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in this offering.

•

Penalty bids permit the representatives to reclaim a selling concession from a selling group member when the common stock originally sold by the selling group member is purchased in a stabilizing or covering transaction to cover short positions.

These stabilizing transactions, over-allotment transactions, covering transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the Nasdaq Global Select Market or otherwise and, if commenced, may be discontinued at any time.

Indemnification

We have agreed to indemnify the underwriter against certain liabilities under the Securities Act or contribute to payments that the underwriter may be required to make in that respect.

Lock-up Agreements

We, our directors and executive officers have agreed, for a period of 40 days from the date of this prospectus supplement, not to, directly or indirectly, offer, sell, contract to sell, hedge or otherwise dispose of any shares of common stock or securities convertible into or exchangeable or exercisable for any shares of common stock or enter into any derivative transaction with similar effect as a sale of common stock, without the prior written consent of Jefferies & Company, Inc. The restrictions described in this paragraph are subject to certain exceptions, including sales of shares of our common stock necessary to derive sufficient proceeds to repay in a timely fashion all tax payments associated with the lapsing of forfeiture restrictions on shares of restricted stock and existing encumbrances on common stock granted in our favor or pursuant to margin or other borrowing arrangements. However, the underwriter, may, in its sole discretion and at any time without notice, release all or any portion of the securities subject to these agreements.

Listing

Our shares of common stock are traded on the Nasdaq Global Select Market under the symbol “MCGC.”

Affiliations

The underwriter performs investment banking, commercial banking and advisory services for us from time to time for which it has received customary fees and expenses. The underwriter may, from time to time in the future, engage in transactions with and continue to perform services for us in the ordinary course of its business.

Electronic Distribution

A prospectus and prospectus supplement in electronic format may be made available on Internet sites or through other online services maintained by the underwriter and/or selling group member participating in this common stock offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the underwriter or particular selling group member, prospective investors may be allowed to place orders online. The underwriter may agree with us to allocate a specific number of shares of common stock for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representatives on the same basis as other allocations.

Other than the prospectus and prospectus supplement in electronic format, the information on the underwriter’s or selling group member’s designated website and any information contained in any other website maintained by the underwriter or selling group member is not part of the prospectus or this prospectus supplement or the registration statement for which the prospectus forms a part, has not been approved and/or endorsed by us, the underwriter or selling group member in its capacity as underwriter or selling group member and should not be relied upon by investors.

General

This offering is being conducted in accordance with Rule 2810 of the Conduct Rules of the National Association of Securities Dealers, Inc.

The principal business address of Jefferies & Company, Inc. is 520 Madison Avenue, 12th Floor, New York, NY 10022.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, Washington, D.C., will pass upon the validity of our shares of common stock offered by this prospectus supplement. Nelson Mullins Riley & Scarborough LLP, Washington, D.C., is counsel for the underwriters in connection with this offering.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements, including the schedule of investments at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial highlights for each of the five years ended December 31, 2006, as set forth in their report. Ernst & Young LLP also has audited our senior securities table as of December 31, 2005. We have included our consolidated financial statements, including the schedules of investments and senior securities table, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

MCG Capital Corporation is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. We make debt and equity investments primarily in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million, which we refer to as “middle market” companies. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. We primarily acquire new customers directly through our contacts with owner operators and other investors, such as private equity sponsors.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet various regulatory tests which include investing at least 70% of our total assets in private or thinly traded public U.S.-based companies and meeting a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code. In order to continue to qualify as a RIC for federal income tax purposes, we must meet certain requirements, including certain minimum distribution requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. From time to time our wholly owned subsidiaries may execute transactions that trigger corporate level tax liabilities. In such cases, we recognize a tax provision in the period that the taxable event becomes probable.

Portfolio Composition and Investment Activity

The total value of our investment portfolio, exclusive of unearned income, was $1,257.6 million and $1,097.6 million at December 31, 2006 and December 31, 2005, respectively. During the year ended December 31, 2006, we originated investments in 35 portfolio companies (some of which were new customers and some of which were existing customers) and made advances to existing customers pursuant to contractual terms. Our gross originations and advances totaled $595.8 million and $578.3 million during the years ended December 31, 2006 and 2005, respectively. During the year ended December 31, 2006, the total value of newly originated investments, additional investments in existing portfolio companies, accrual of payment-in-kind interest and dividends, and net unrealized appreciation on investments, net of sales and repayments of securities, resulted in a $160.0 million increase in the total portfolio value of our investments, exclusive of unearned income.

Total portfolio investment activity (exclusive of unearned income) for the years ended December 31, 2006 and 2005 was as follows:

(dollars in millions)	2006	2005
Beginning investment portfolio	$1,097.6	$880.4
Originations and advances	595.8	578.3
Gross payments/reductions/sales of securities/other	(455.6)	(368.8)
Net unrealized gains	23.6	5.1
Net realized (losses) gains	(14.6)	9.0
Reversals of unrealized depreciation (appreciation)	10.8	(6.4)

Ending investment portfolio	$1,257.6	$1,097.6

During 2006, we continued to diversify our investment portfolio on an industry basis. We also reduced our investments in secured senior debt while we increased our investments in subordinated debt and equity. During the year ended December 31, 2006, our increase in equity investments was primarily driven by the increase in our investments in control companies. At December 31, 2006, our control investments totaled approximately $526.1 million, compared to approximately $305.6 million at December 31, 2005. Another component of the increase in equity investments during the year ended December 31, 2006 was the conversion of our subordinated unsecured debt in Broadview to preferred shares in Broadview.

The following table shows our portfolio of investments by security type at December 31, 2006 and 2005:

	December 31, 2006		December 31, 2005
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Secured senior debt	$389.7	31.0%	$543.0	49.5%
Subordinated debt
Secured	495.0	39.3	329.5	30.0
Unsecured	24.7	2.0	61.6	5.6

Total debt investments	909.4	72.3	934.1	85.1

Preferred equity	285.1	22.7	126.7	11.5
Common/common equivalents equity	63.1	5.0	36.8	3.4

Total equity investments	348.2	27.7	163.5	14.9

Total portfolio	$1,257.6	100.0%	$1,097.6	100.0%

The following table shows our gross originations and advances during 2006 and 2005 by security type:

(dollars in millions)	2006	2005
Secured senior debt	$176.0	$245.1
Subordinated debt	256.7	249.0
Preferred equity	154.2	66.2
Common/common equivalents equity	8.9	18.0

Total	$595.8	$578.3

The following table shows our gross payments, reductions, and sales of securities during 2006 and 2005 by security type:

(dollars in millions)	2006	2005
Secured senior debt	$307.5	$281.1
Subordinated debt	135.6	39.2
Equity	12.5	48.5

Total	$455.6	$368.8

During the year ended December 31, 2006, gross originations and advances and gross repayments and sales of equity securities by security type included $51.1 million of Broadview unsecured debt which was converted to preferred equity during the third quarter 2006.

During the years ended December 31, 2006 and 2005, our gross payments, reductions and sales of securities by transaction type included:

(dollars in millions)	2006	2005
Scheduled principal amortization	$35.9	$77.0
Secured senior loan sales	102.7	25.6
Principal repayments	286.5	210.3
Payment of accrued paid-in-kind interest and dividends	19.9	7.4
Sales of equity investments	10.6	48.5

Total	$455.6	$368.8

The majority of our senior loan sales during the year ended December 31, 2006 were due to our efforts to reduce the percentage of the portfolio that is comprised of secured senior debt.

The following table shows our portfolio of investments by industry at fair value, as of December 31, 2006 and December 31, 2005 (excluding unearned income):

	December 31, 2006		December 31, 2005
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value (a)	Percentage of Total Portfolio (a)
(dollars in millions)
Telecommunications—CLECs (competitive local exchange carriers)	$274.1	21.8%	$213.4	19.4%
Other Communications	84.0	6.7	68.8	6.3
Healthcare	106.5	8.5	91.1	8.4
Newspaper	90.6	7.2	112.8	10.3
Publishing	68.0	5.4	72.3	6.6
Laboratory Instruments	58.4	4.6	52.1	4.7
Plastic Products	57.1	4.5	—	—
Home Furnishings	52.5	4.2	18.9	1.7
Business Services	51.2	4.1	22.2	2.1
Information Services	47.4	3.8	75.4	6.9
Broadcasting	39.9	3.2	31.9	2.9
Cable	38.7	3.1	33.3	3.0
Technology	36.2	2.9	66.1	6.0
Education	31.0	2.5	19.5	1.8
DVD Rental	28.6	2.3	—	—
Sporting Goods	26.9	2.1	—	—
Electronics	24.8	2.0	34.1	3.1
Other Media	24.1	1.9	33.9	3.1
Food Services	21.2	1.7	—	—
Retail	19.4	1.5	20.5	1.9
Auto Parts	17.2	1.4	17.0	1.5
Drugs	15.6	1.2	28.7	2.6
Leisure Activities	14.3	1.1	13.4	1.2
Photographic Studio	12.9	1.0	—	—
Cosmetics	6.3	0.5	11.3	1.0
Car Rental	—	—	13.5	1.2
Other (b)	10.7	0.8	47.4	4.3

	$1,257.6	100.0%	$1,097.6	100.0%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry classification.
(b)	No individual industry within this category exceeds 1%.

At December 31, 2006, our ten largest portfolio companies represented approximately 41.3% of the total fair value of our investments. These ten customers accounted for approximately 37.5% of our operating income during the year ended December 31, 2006. At December 31, 2006, approximately 28.5% of our portfolio at fair value was invested in companies in the communications industry, of which 21.8% were in CLECs. Our two largest portfolio companies, Broadview Networks Holdings, Inc. (“Broadview”) and Cleartel Communications, Inc. (“Cleartel”) are CLECs. Our remaining investments in the communications industry include telecommunications tower companies, Internet service providers, wireless companies and security alarm companies.

ASSET QUALITY

Asset quality is generally a function of portfolio company performance, economic conditions, and our underwriting and ongoing management of our investment portfolio. In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2006 and December 31, 2005:

(dollars in millions)	December 31, 2006			December 31, 2005
Investment Rating	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	785.3	(a)	62.4%	459.0	(a)	41.8%
2	285.5		22.7	429.9		39.2
3	158.2		12.6	128.0		11.7
4	23.6		1.9	77.4		7.0
5	5.0		0.4	3.3		0.3

	$1,257.6		100.0%	$1,097.6		100.0%

(a)	At December 31, 2006 and 2005, approximately $447.4 million and $348.4 million, respectively, of our investments with an investment rating of “1” were loans to companies in which we also hold equity securities or for which we have already realized a gain on our equity investment.

When one of our loans becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all past due principal and interest has been paid or otherwise restructured such that the interest income is determined to be collectible. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes loans on non-accrual status and loans greater than 90 days past due, at fair value, at December 31, 2006 and December 31, 2005:

	December 31, 2006			December 31, 2005
(dollars in millions)	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans greater than 90 days past due
On non-accrual status	$20.1	2.21%	1.60%	$3.2	0.34%	0.29%
Not on non-accrual status	1.8	0.20%	0.14%	13.6	1.45%	1.23%

Total loans greater than 90 days past due	$21.9	2.41%	1.74%	$16.8	1.79%	1.52%

Loans on non-accrual status
0 to 90 days past due	$15.3	1.68%	1.21%	$9.5	1.02%	0.87%
Greater than 90 days past due	20.1	2.21%	1.60%	3.2	0.34%	0.29%

Total loans on non-accrual status	$35.4	3.89%	2.81%	$12.7	1.36%	1.16%

Loans on non-accrual status or greater than 90 days past due	$37.2	4.09%	2.95%	$26.3	2.81%	2.39%

The increase in loans on non-accrual status from $12.7 million at December 31, 2005 to $35.4 million at December 31, 2006 is primarily due to one portfolio company that we placed on non-accrual status during the year ended December 31, 2006.

Results of Operations

Comparison of the Years Ended December 31, 2006 and 2005

The following table shows the components of our net income for the years ended December 31, 2006 and 2005:

(dollars in millions)	2006	2005	Change	Percentage Change
Operating income
Interest and dividend income	$132.9	$96.7	$36.2	37%
Loan fees	6.0	9.6	(3.6)	(38)%

Total interest and dividend income	138.9	106.3	32.6	31%
Advisory fees and other income	15.5	13.2	2.3	17%

Total operating income	154.4	119.5	34.9	29%
Operating expenses
Interest expense	36.3	23.1	13.2	57%
Employee compensation:
Salaries and benefits	20.3	19.3	1.0	5%
Long-term incentive compensation	4.5	6.5	(2.0)	(31)%

Total employee compensation	24.8	25.8	(1.0)	(4)%
General and administrative expense	9.7	10.1	(0.4)	(4)%

Total operating expenses	70.8	59.0	11.8	20%

Net operating income before investment gains and provision for income taxes on investment gains	83.6	60.5	23.1	38%
Net investment gains before taxes	20.0	7.7	12.3	160%
Provision for income taxes on investment gains	2.7	—	2.7	100%

Net income	$100.9	$68.2	$32.7	48%

Total Operating Income

Total operating income includes interest and dividend income, loan fees and advisory fees and other income. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Dividend income results from dividends earned on our equity investments or from dividends declared and paid by our portfolio companies. Dividend income will vary from period to period depending upon the level of yield on our equity investments and the amount of equities outstanding, as well as the value of the underlying securities.

Total interest and dividend income, which includes loan fees, increased $32.6 million for the year ended December 31, 2006 compared to the year ended December 31, 2005. Interest income, exclusive of loan fees increased approximately $24.8 million during the year ended December 31, 2006 compared to the year ended December 31, 2005, due to the increase in LIBOR, which had an impact of approximately $13.9 million, the growth in the size of our loan portfolio, which had an impact of approximately $11.0 million, and an decrease in the spread to LIBOR in our loan portfolio, which had an impact of approximately $(0.1) million. We include in interest income certain amounts that we have not received in cash, such as contractual paid-in-kind (PIK) interest. PIK interest represents contractually deferred interest that is added to the loan balance and which may be prepaid either by contract or the portfolio company’s choice, but is generally paid at the end of the loan term. For the year ended December 31, 2006, PIK interest income totaled $14.7 million, compared to $12.7 million for the year ended December 31, 2005. At December 31, 2006 our total PIK loan balance represented $11.1 million, or 0.9% of our portfolio of investments, compared to $13.5 million, or 1.2%, of our portfolio of investments as of December 31, 2005. The following table shows the PIK related activity for the years ended December 31, 2006 and 2005:

(dollars in millions)	2006	2005
Beginning PIK loan balance	$13.5	$17.3
PIK interest earned during the period	14.7	12.7
Principal payments of cash on PIK loans	(13.8)	(10.4)
PIK loans converted to other securities	(9.9)	(5.7)
Interest receivable converted to PIK	7.2	—
Realized loss	(0.6)	(0.4)

Ending PIK loan balance	$11.1	$13.5

Dividend income increased approximately $11.4 million for the year ended December 31, 2006 compared to the year ended December 31, 2005, due to an increase in dividends declared by our portfolio companies and an increase in accruing preferred dividends. Certain of our equity investments have stated accruing dividend rates, for which we accrue dividends as they are earned to the extent we believe they will ultimately be paid. The accrued dividend balance at December 31, 2006 was approximately $33.6 million, or 2.7% of our portfolio of investments, compared to $12.4 million, or 1.1%, of our portfolio of investments at December 31, 2005. Our dividend activity for the years ended December 31, 2006 and 2005 was as follows:

(dollars in millions)	2006	2005
Beginning accrued dividend balance	$12.4	$5.4
Dividend income earned during the period	23.9	12.4
Payment of previously accrued dividends	(2.7)	—
Accrued dividends converted to other securities	—	(5.4)

Ending accrued dividend balance	$33.6	$12.4

Loan fees include origination fees on loans that are deferred and amortized into interest income over the life of the loan. When repayments or restructurings with other than minor modifications occur, we accelerate the recognition of previously unamortized loan origination fees into loan fee income. These accelerations have the effect of increasing current period income and may reduce future amortizable income. Because these repayments and restructurings may vary from period to period, the amount of loan origination fees that are recognized as interest income may also vary from period to period. Loan fees for the years ended December 31, 2006 and 2005, were approximately $6.0 million and $9.6 million, respectively.

The following table shows our loan fee activity during the years ended December 31, 2006 and 2005:

(dollars in millions)	2006	2005
Beginning unearned income balance	$9.1	$12.5
Additional deferred fees	6.4	6.2
Unearned income recognized	(6.0)	(9.6)

Ending unearned income balance	$9.5	$9.1

The total yield on our debt portfolio at fair value for the years ended December 31, 2006 and 2005 was 12.9% and 11.9%, respectively. The average LIBOR for the year ended December 31, 2006 was 5.2%, an increase of 1.6% from 3.6% for the year ended December 31, 2005. The average spread to LIBOR for the years ended December 31, 2006 was 7.7%, a decrease of approximately 0.6% from 8.3% for the year ended December 31, 2005, primarily due to an increase in the level of fixed rate loans as well as a decrease in amortizing fee income and fee accelerations.

Advisory fees and other income primarily include fees related to advisory and management services, equity structuring fees, syndication fees, prepayment fees, bank interest and other income. Advisory fees and other income are generally related to specific transactions or services and therefore may vary from period to period depending on the level and types of services provided. The increase in fees and other income of $2.3 million for the year ended December 31, 2006 as compared to the year ended December 31, 2005 was primarily due to increases in equity structuring fees of $3.5 million, advisory and management fees of $0.8 million, prepayment fees of $3.0 million, and bank interest and other fees of approximately $0.2 million, partially offset by a decrease in research fees of ($5.3) million due to the deconsolidation of Kagan Research, LLC effective January 1, 2006.

For the year ended December 31, 2006, our largest portfolio company, Broadview, accounted for approximately $22.3 million, or 14.5%, of our total operating income compared to approximately $17.5 million, or 14.6%, of our total operating income for the year ended December 31, 2005. During the year ended December 31, 2006, our operating income from our Broadview investment was comprised of interest and dividend income. During the third quarter of 2006, we converted all our debt investments in Broadview to preferred equity. As of December 31, 2006, our preferred equity investments in Broadview entitle us to a preferred claim of approximately $237.7 million, prior to claims by Broadview common shareholders. We are also entitled to accumulating dividends on our preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $237.7 million but are not payable in cash on a current basis. Based on our current investments in Broadview our future earnings will all be in the form of accumulating dividend income. Further, because accumulating dividends are typically not considered part of taxable income until they are received in cash, it is possible that our GAAP earnings may exceed our taxable earnings by a significant amount until such time as this investment is liquidated.

For the year ended December 31, 2006, our second largest portfolio company, Cleartel, accounted for $7.5 million, or 4.8% of our total operating income, compared to $3.7 million, or 3.1%, of our total operating income for the year ended December 31, 2005. During the year ended December 31, 2006, our operating income from our Cleartel investment was comprised of interest and fee income. A portion of the interest income for the year ended December 31, 2006 was in the form of payment-in-kind interest; however, the debt was restructured during the year and is currently current pay interest.

Our ability to recognize income from our investments in Broadview and Cleartel on an ongoing basis will be dependent upon the performance and value of each company.

Total Operating Expenses

Operating expenses include interest, employee compensation and general and administrative expenses. The increase in interest expense of approximately $13.2 million during the year ended December 31, 2006 as compared to the year ended December 31, 2005, is primarily attributable to an increase of $8.1 million due to increases in LIBOR, an increase of $1.7 million due to increases in the spread to LIBOR, and an increase of $3.4 million due to higher average borrowings. Of the $1.7 million increase due to increases in the spread to LIBOR, $0.5 million is attributable to the amortization of deferred debt issuance costs. The increase in deferred debt issuance cost amortization is primarily attributable to the expenses associated with the redemption of our Series 2004-1 Notes during the third quarter of 2006.

Employee compensation includes base salaries and benefits, variable annual incentive compensation, and long-term incentive compensation. The increase in salaries and benefits expense of $1.0 million during the year ended December 31, 2006 as compared to the year ended December 31, 2005 is primarily due to an increase of approximately $3.7 million in salaries and benefits and $1.5 million of severance costs related to our former CEO, partially offset by a decrease of approximately $4.2 million due to the deconsolidation of Kagan Research, LLC. Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and 2006 and dividends on shares securing employee loans. Long-term incentive compensation decreased $2.0 million for the year ended December 31, 2006 as compared to the year ended December 31, 2005 due to a decrease in the lapsing of forfeiture provisions on shares of restricted stock and fewer dividends on shares securing employee loans during the year ended December 31, 2006 compared to the year ended December 31, 2005, partially offset by a charge of $0.7 million related to the accelerated vesting of certain restricted shares held by our former CEO.

General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses. General and administrative expenses decreased approximately $0.4 million during the year ended December 31, 2006 compared to the year ended December 31, 2005, due to a decrease of approximately $2.8 million due to the deconsolidation of Kagan Research LLC, partially offset by professional fees of approximately $1.4 million incurred in conjunction with the independent review of certain tax withholding reimbursements and loan repayments by our current and former executive officers, as previously disclosed, an increase in directors fees of approximately $0.3 million and an increase in recruiting and other general and administrative costs of approximately $0.7 million.

Net Operating Income Before Investment Gains and Losses and Provision For Income Taxes on Investment Gains

Net operating income before investment gains and losses and provision for income taxes on investment gains for the year ended December 31, 2006 totaled $83.6 million, an increase of approximately $23.1 million compared with $60.5 million for the year ended December 31, 2005. This increase is due to the items discussed above. During the year ended December 31, 2005, our wholly owned subsidiary, Kagan Research, LLC, accounted for losses of approximately ($1.7) million. Effective January 1, 2006, Kagan Research, LLC no longer qualified as a consolidated subsidiary of the Company.

Net Investment Gains and Losses Before Income Taxes on Investment Gains

Net investment gains before income taxes on investment gains totaled approximately $20.0 million for the year ended December 31, 2006, compared to $7.7 million for the year ended December 31, 2005. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2006:

			Year Ended December 31, 2006
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/ Loss	Net Gain/ (Loss)
Broadview Network Holdings, Inc.	Communications	Control	$—	$38,064	$—	$38,064
Jenzabar, Inc.	Technology	Non-affiliate	—	9,550	—	9,550
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	583	4,423	—	5,006
dick clark productions, inc.	Broadcasting	Non-affiliate	—	4,363	—	4,363
Midwest Tower Partners, LLC	Communications	Control	—	3,882	—	3,882
Stratford Schools Holdings, Inc.	Education	Affiliate	—	3,771	—	3,771
RadioPharmacy Investors, LLC	Healthcare	Control	—	3,135	—	3,135
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	4,054	1,940	(3,334)	2,660
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	1,615	—	1,615
Miles Media Holding, Inc.	Publishing	Non-affiliate	—	1,282	—	1,282
Working Mother Media, Inc.	Publishing	Control	—	828	—	828
Superior Publishing Corporation	Newspaper	Control	—	700	—	700
I-55 Internet Services, Inc.	Communications	Non-affiliate	—	—	606	606
Crystal Media Network, LLC	Broadcasting	Control	(2,245)	(39)	2,561	277
Telecomm South, LLC	Communications	Control	(1,493)		1,493	—
Copperstate Technologies, Inc.	Security Alarm	Control	(1,483)	—	1,053	(430)
iVerify, US Inc.	Communications	Affiliate	—	(578)	—	(578)
West Coast WirelessLines	Publishing	Control	(781)	(586)	586	(781)
Home Interiors & Gifts, Inc.	Home Furnishings	Non-affiliate	—	(807)	—	(807)
Platinum Wireless, Inc.	Communications	Control	—	(839)	—	(839)
Jupitermedia Corporation	Information Services	Non-affiliate	—	(908)	—	(908)
GoldenSource Holdings, Inc.	Technology	Non-affiliate	(3,363)	—	—	(3,363)
Fawcette Technical Publications Holding	Publishing	Control	(10,059)	(2,197)	8,319	(3,937)
Total Sleep Holdings, Inc.	Healthcare	Non-affiliate	—	(3,971)	—	(3,971)
Cleartel Communications, Inc.	Communications	Control	—	(40,072)	—	(40,072)
Other			200	67	(303)	(36)

Total			$(14,587)	$23,623	$10,981	$20,017

Our board of directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. In connection with our process for determining fair value as of December 31, 2006, we retained two independent valuation firms to perform independent valuations of certain of our portfolio companies. Independent valuations were obtained for eleven portfolio companies including all companies in which we hold equity positions with fair value greater than $10.0 million as of December 31, 2006. These valuations were considered by our board of directors in their determination of fair value. The following table summarizes the independent valuations performed:

(dollars in millions)	Total Investment Value	Equity Investment Value
Total portfolio value at December 31, 2006	$1,257.6	$348.2
Number of companies for which independent enterprise valuations were obtained	11	10
Total value of companies for which independent enterprise valuations were obtained	$486.0	$267.0
% of portfolio value for which independent enterprise valuations were obtained	39%	77%
% of loans on non-accrual status for which independent enterprise valuations were obtained	62%	N/A

Broadview, our largest portfolio company, serves primarily business customers. At December 31, 2006, our investment in Broadview had a fair value of approximately $159.8 million, or 12.7% of the value of our total portfolio, compared to $95.1 million, or 8.7% at December 31, 2005. During the year ended December 31, 2006, there was an unrealized gain on our Broadview investment of approximately $38.1 million. This increase in fair value is primarily due to an increase in valuations in comparable industry transactions during the fourth quarter of 2006 and enhanced value associated with Broadview’s acquisition of ATX Communications, Inc. (“ATX”). On September 29, 2006, Broadview completed the acquisition of ATX, an integrated communications provider serving business customers in the Mid-Atlantic region. Broadview financed the ATX acquisition using a portion of the proceeds from a $210.0 million offering of 11 3/8% Senior Secured Notes due 2012, which were offered through Rule 144A under the Securities Act of 1933, as amended (the “Bond Offering”). The Bond Offering closed on August 23, 2006. At the time of the Bond Offering, we invested an additional $5.5 million into Broadview and converted all of our subordinated debt investments, which at that time had a fair value of approximately $51.1 million, to preferred equity. Broadview was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006.

Cleartel, our second largest portfolio company, is a Florida-based CLEC that serves primarily residential customers. At December 31, 2006, Cleartel represented approximately 5.8% of the fair value of our investments compared to 7.2% of the fair value of our investments at December 31, 2005. At December 31, 2006, we held subordinated debt with a fair value of $72.0 million and preferred equity with a fair value of $0.6 million, which included unrealized depreciation of approximately $40.1 million. This decrease in fair value is largely due to a decrease in valuations in comparable residential CLEC industry transactions that occurred during the fourth quarter of 2006. During October 2006, Cleartel acquired Supra Telecom, a Florida-based CLEC. In conjunction with this acquisition, we invested an additional $19.8 million in Cleartel in the form of subordinated debt and restructured our existing debt investments in Cleartel by extending the maturity dates and modifying the interest rates. Cleartel was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2005:

			Year Ended December 31, 2005
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/ Loss	Net Gain/ (Loss)
Jenzabar, Inc.	Technology	Non-affiliate	$—	$6,506	$—	$6,506
Sunshine Media Delaware, LLC	Publishing	Affiliate	—	4,001	—	4,001
Jupitermedia Corporation	Information Services	Non-affiliate	2,321	—	(425)	1,896
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	2,038	534	(989)	1,583
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	1,514	—	1,514
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	—	1,342	—	1,342
Midwest Tower Partners, LLC	Communications	Control	—	1,131	—	1,131
On Target Media, LLC	Publishing	Affiliate	—	1,103	—	1,103
Telecomm South, LLC	Communications	Control	—	619	—	619
Boucher Communications, Inc.	Publishing	Non-affiliate	930	—	(409)	521
ETC Group, LLC	Publishing	Control	—	503	—	503
Talk America Holdings, Inc.	Communications	Non-affiliate	1,354	—	(892)	462
National Systems Integration, Inc.	Security Alarm	Control	(5,177)	—	5,319	142
Interactive Business Solutions, Inc.	Security Alarm	Control	(1,750)	—	1,826	76
Witter Publishing Co. Inc.	Publishing	Non-affiliate	(721)	(127)	874	26
All Island Media, Inc	Newspaper	Affiliate	390	—	(390)	—
UMAC, Inc.	Publishing	Control	(10,062)	—	10,062	—
nii communications, inc.	Communications	Non-affiliate	900	—	(901)	(1)
Corporate Legal Times	Publishing	Control	(367)	—	339	(28)
IDS Telcom LLC	Communications	Non-affiliate	—	(692)	583	(109)

			Year Ended December 31, 2005
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/ Loss	Net Gain/ (Loss)
Bridgecom Holdings, Inc. after acquisition	Communications	Control	$—	$—	$(497)	$(497)
Cleartel	Communications	Control	—	(733)	—	(733)
Copperstate Technologies, Inc.	Security Alarm	Control	—	(876)		(876)
Superior Publishing Corporation	Newspaper	Control	—	(924)	—	(924)
CCG Consulting, LLC	Business Services	Non-affiliate	(1,258)	(1,269)	1,269	(1,258)
Working Mother Media, Inc.	Publishing	Control	—	(1,604)	—	(1,604)
Creatas, L.L.C.	Information Services	Control	20,431	—	(22,138)	(1,707)
Fawcette Technical Publications Holding	Publishing	Control	—	(3,553)	—	(3,553)
Crystal Media Network, LLC	Broadcasting	Control	—	(3,704)	—	(3,704)
Other			(8)	1,330	(75)	1,247

Total			$9,021	$5,101	$(6,444)	$7,678

Provision for Income Taxes on Investment Gains

During the year ended December 31, 2006, we recorded a $2.7 million provision for income taxes. This tax provision is primarily related to unrealized gains on one of our investments.

Net Income

Net income totaled approximately $100.9 million for the year ended December 31, 2006, compared to $68.2 million for the year ended December 31, 2005. The increase in net income is due to the items discussed above.

Comparison of the Years Ended December 31, 2005 and 2004

The following table shows the components of our net operating income for the years ended December 31, 2005, and 2004:

(dollars in millions)	2005	2004	Change	Percentage Change
Operating income
Interest and dividend income	$96.7	$69.1	$27.6	40%
Loan fees	9.6	8.8	0.8	9%

Total interest and dividend income	106.3	77.9	28.4	36%
Advisory fees and other income	13.2	15.2	(2.0)	(13%)

Total operating income	119.5	93.1	26.4	28%
Operating expenses
Interest expense	23.1	10.5	12.6	120%
Employee compensation:
Salaries and benefits	19.3	15.7	3.6	23%
Long-term incentive compensation	6.5	11.7	(5.2)	(44%)

Total employee compensation	25.8	27.4	(1.6)	(6%)
General and administrative expense	10.1	10.1	—	0%

Total operating expenses	59.0	48.0	11.0	23%

Net operating income before investment gains and provision for income taxes on investment gains	60.5	$45.1	15.4	34%
Net investment gains before taxes	7.7	2.5	5.2	208%
Provision for income taxes on investment gains	—	—	—	0%

Net income	$68.2	$47.6	$20.6	43%

Total Operating Income

Total operating income includes interest and dividend income, loan fees and fees and other income. The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Dividend income results from dividends earned on our yielding equity investments. Dividend income will vary from period to period depending upon the level of yield on our equity investments and the amount of yielding equities outstanding, as well as the value of the underlying securities.

The increase in interest and dividend income for the year ended December 31, 2005, as compared to the year ended December 31, 2004, is due to growth in average loans, which had an impact of $14.5 million, an increase in LIBOR, which had an impact of $13.2 million and an increase in dividend income, which had an impact of $7.2 million, primarily attributable to our preferred stock of Broadview Networks Holdings, Inc. These increases were partially offset by a decrease in the spread to LIBOR in our loan portfolio, which had an impact of ($7.2) million. The majority of the decrease in the spread to LIBOR is related to holding fixed rate loans and loans with LIBOR floors in a rising interest rate environment, as well as fluctuations due to payoff and origination activity. The total yield on our total investment portfolio, at cost, for the years ended December 31, 2005 and 2004 was 11.1% and 10.0%, respectively.

During the year ended December 31, 2005, our investments in Bridgecom Holdings, Inc. and Broadview accounted for approximately $17.5 million, or 14.6%, of our total operating income. Our operating income related to Bridgecom and Broadview related to interest and dividends on our loan and equity investments in these entities. Our preferred stock investment in Broadview, which had a fair value of $52.1 million as of December 31, 2005, entitles us to a preferred claim of approximately $90 million plus accrued dividends, which accumulate at an annual rate of 12% on our preferred claim. We currently expect that our Broadview investment will continue to comprise a significant component of our operating income. In future periods, our ability to record income related to the accumulating dividends on our preferred securities will be dependent upon the performance and value of Broadview.

Loan fees for the years ended December 31, 2005 and 2004, included fees relating to the following:

(dollars in millions)	2005	2004
Amortizing and other fee income	$3.7	$5.6
Fee accelerations	5.9	3.1

Total loan fees	$9.6	$8.7

Loan fees include origination fees on loans that are capitalized and amortized into interest income over the life of the loan. When repayments or restructurings with other than minor modifications occur, we will accelerate the recognition into loan fee income of previously unamortized loan origination fees. These accelerations have the effect of increasing current period income and reducing future amortizable income. Because these repayments and restructurings may vary from period to period, the amount of loan origination fees that are recognized as interest income may also vary from period to period. The decrease in amortizing fee income for the year ended December 31, 2005 as compared to the year ended December 31, 2004 is related primarily to the volume of fee accelerations in 2005 and a decrease in our average origination fees on new loans.

Fees and other income primarily include fees related to advisory and management services, prepayment fees, research revenues, bank interest and other income. Fees and other income are generally related to specific transactions or services and therefore may vary from period to period depending on the level and types of services provided. The decrease in fees and other income of $2.0 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 was primarily due to $4.5 million of management fees earned in 2004 from one of our control investments, Bridgecom Holdings, Inc., prior to its merger with Broadview, versus none earned during 2005, and a decrease in other income of $0.7 million. These decreases were partially offset by increases in advisory fees of $0.4 million, prepayment fees of $0.2 million, research revenues from our wholly owned subsidiary Kagan Research, LLC of $0.9 million, and bank interest income of $1.7 million. The increase in bank interest income is due to higher cash balances, primarily in our cash, securitization accounts, due to higher principal and interest payments on loans held as collateral for our securitization facilities. Cash from principal and interest payments that occur in our securitization facilities are accumulated in trust accounts until monthly or quarterly disbursements are made from trust accounts. These balances are reflected as Cash, securitization accounts on the balance sheet. The portion of payments that represent principal payments are primarily used to repay debt.

Total Operating Expenses

Operating expenses include interest, employee compensation and general and administrative expenses. The increase in interest expense during the year ended December 31, 2005 as compared to the year ended December 31, 2004, is primarily attributable to an increase of $7.8 million due to increases in LIBOR, an increase of $1.7 million due to the spread to LIBOR, and an increase of $3.1 million due to higher average borrowings.

Employee compensation includes base salaries and benefits, variable annual incentive compensation, and long-term incentive compensation. The increase in salaries and benefits expense during the year ended December 31, 2005 as compared to the year ended December 31, 2004 is primarily due to increased staffing, which is part of an ongoing effort to expand our infrastructure in order to support our plans for future growth. Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and dividends on performance based restricted shares and shares securing employee loans. Long-term incentive compensation totaled $6.5 million for the year ended December 31, 2005 compared to $11.7 million for the year ended December 31, 2004. During the first quarter of 2004, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions that were applicable to restricted stock of certain of our executive officers which resulted in an expense of $4.0 million. During the third quarter of 2005, the performance-based forfeiture restrictions and time-based forfeiture provisions that were applicable to restricted stock of certain non-executive officers lapsed which resulted in a $0.6 million increase in long-term incentive compensation expense and a $0.4 million increase in salaries and benefits expense.

General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses. General and administrative expenses were approximately $10.1 million for the years ended December 31, 2005 and 2004.

Net Operating Income before Investment Gains and Losses and Provision for Income Taxes on Investment Gains

Net operating income before investment gains and losses and provision for income taxes on investment gains for the year ended December 31, 2005 totaled $60.5 million, an increase of 34.2% compared with $45.1 million for the year ended December 31, 2004. Our wholly owned subsidiary, Kagan Research, LLC, accounted for losses of $(1.9) million and $(0.7) million during the years ended December 31, 2005 and 2004, respectively. The changes in net operating income are the result of the items described above.

Net Investment Gains and Losses before Income Taxes on Investment Gains

Net investment gains before income taxes on investment gains totaled approximately $7.7 million for the year ended December 31, 2005, compared to $2.6 million for the year ended December 31, 2004. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2005:

			Year Ended December 31, 2005
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/Loss	Net Gain/ (Loss)
Jenzabar, Inc.	Technology	Non-affiliate	$—	$6,506	$—	$6,506
Sunshine Media Delaware, LLC	Publishing	Affiliate	—	4,001	—	4,001
Jupitermedia Corporation	Information Services	Non-affiliate	2,321	—	(425)	1,896
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	2,038	534	(989)	1,583
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	1,514	—	1,514
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	—	1,342	—	1,342
Midwest Tower Partners, LLC	Communications	Control	—	1,131	—	1,131
On Target Media, LLC	Publishing	Affiliate	—	1,103	—	1,103
Telecomm South, LLC	Communications	Control	—	619	—	619
Boucher Communications, Inc.	Publishing	Non-affiliate	930	—	(409)	521
ETC Group, LLC	Publishing	Control	—	503	—	503
Talk America Holdings, Inc.	Communications	Non-affiliate	1,354	—	(892)	462
National Systems Integration, Inc.	Security Alarm	Control	(5,177)	—	5,319	142
Interactive Business Solutions, Inc.	Security Alarm	Control	(1,750)	—	1,826	76
Witter Publishing Co. Inc.	Publishing	Non-affiliate	(721)	(127)	874	26
All Island Media, Inc	Newspaper	Affiliate	390	—	(390)	—
UMAC, Inc.	Publishing	Control	(10,062)	—	10,062	—
nii communications, inc.	Communications	Non-affiliate	900	—	(901)	(1)
Corporate Legal Times	Publishing	Control	(367)	—	339	(28)
IDS Telcom LLC	Communications	Non-affiliate	—	(692)	583	(109)
Bridgecom Holdings, Inc. after acquisition	Communications	Control	—	—	(497)	(497)
Cleartel	Communications	Control	—	(733)	—	(733)
Copperstate Technologies, Inc.	Security Alarm	Control	—	(876)		(876)
Superior Publishing Corporation	Newspaper	Control	—	(924)	—	(924)
CCG Consulting, LLC	Business Services	Non-affiliate	(1,258)	(1,269)	1,269	(1,258)
Working Mother Media, Inc.	Publishing	Control	—	(1,604)	—	(1,604)
Creatas, L.L.C.	Information Services	Control	20,431	—	(22,138)	(1,707)
Fawcette Technical Publications Holding	Publishing	Control	—	(3,553)	—	(3,553)
Crystal Media Network, LLC	Broadcasting	Control	—	(3,704)	—	(3,704)
Other			(8)	1,330	(75)	1,247

Total			$9,021	$5,101	$(6,444)	$7,678

The net realized gains for the year ended December 31, 2005 were primarily attributable to a $20.4 million realized gain on the sale of our Creatas equity investment, partially offset by a $10.1 million realized loss on the sale of our investment in UMAC, Inc. The reversal of unrealized appreciation on the Creatas investment totaled ($22.1) million, and the reversal of unrealized depreciation on the UMAC investment totaled $10.1 million.

During 2005, our investment with the largest unrealized depreciation was Crystal Media Network, LLC. Certain events occurred at Crystal Media during 2005 that caused us to record unrealized losses on our equity investment of approximately $3.7 million. These unrealized losses, along with unrealized losses recorded on this investment prior to 2005, have reduced our estimated fair value of our equity investment in Crystal Media to approximately $1.1 million, which is approximately $5.0 million less than our cost basis in this investment. We currently expect to convert this unrealized loss to a realized loss in a future period.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2004:

			Year Ended December 31, 2004
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/Loss	Net Gain/ (Loss)
Creatas, L.L.C.	Information Services	Control	$—	$20,459	$—	$20,459
21st Century Newspapers, Inc.	Newspaper	Non-affiliate	2,478	—	(215)	2,263
R.R. Bowker LLC	Information Services	Non-affiliate	2,268	242	(794)	1,716
Corporate Legal Times	Publishing	Control	—	1,637	—	1,637
Images.com, Inc.	Information Services	Non-affiliate	—	1,466	—	1,466
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	—	1,239	—	1,239
Superior Publishing Corporation	Newspaper	Control	—	1,104	—	1,104
nii communications, inc.	Communications	Non-affiliate	—	925	—	925
Jenezabar, Inc.	Technology	Non-affiliate	—	703	—	703
NOW Communications, Inc.	Communications	Non-affiliate	—	—	658	658
Bridgecom Holdings, Inc.	Communications	Control	2,158	497	(2,242)	413
Netplexus Corporation	Technology	Affiliate	(2,531)	—	2,413	(118)
AMI Telecommunications Corporation	Communications	Control	(6,989)	—	6,858	(131)
Witter Publishing Co. Inc.	Publishing	Non-affiliate	—	(602)	—	(602)
Fawcette Technical Publications Holding	Publishing	Control	—	(718)	—	(718)
ETC Group, LLC	Publishing	Control	—	(750)	—	(750)
Interactive Business Solutions, Inc.	Security Alarm	Control	—	(919)	—	(919)
Telecomm South, LLC	Communications	Control	—	(1,019)	—	(1,019)
Talk America Holdings, Inc.	Communications	Non-affiliate	—	(1,302)	—	(1,302)
Copperstate Technologies, Inc.	Security Alarm	Control	—	(1,681)	—	(1,681)
Sunshine Media Delaware, LLC	Publishing	Affiliate	—	(3,678)	—	(3,678)
Working Mother Media, Inc.	Publishing	Control	—	(4,012)	—	(4,012)
National Systems Integration, Inc.	Security Alarm	Control	—	(4,743)	—	(4,743)
Cleartel Communications, Inc.	Communications	Control	(669)	(4,332)	—	(5,001)
FTI Technologies Holdings, Inc.	Technology	Non-affiliate	(5,125)	(5,125)	5,125	(5,125)
Other			160	(121)	(266)	(227)

Total			$(8,250)	$(730)	$11,537	$2,557

Net Income

Net income totaled $68.2 million for the year ended December 31, 2005, compared to $47.6 million for the year ended December 31, 2004. The increase in net income is due to the items discussed above.

Financial Condition, Liquidity and Capital Resources

Cash and Cash Equivalents, Cash, Securitization Accounts, and Cash, Restricted

At December 31, 2006 and December 31, 2005, we had $21.7 million and $45.6 million, respectively, in cash and cash equivalents. In addition, at December 31, 2006 and December 31, 2005, we had $15.9 million and $82.1 million, respectively, in cash, securitization accounts. We also had $2.6 million and $2.0 million of restricted cash as of December 31, 2006 and December 31, 2005, respectively. We primarily invest cash on hand in interest bearing deposit accounts. Cash, securitization accounts include principal and interest payments received on securitized loans, which in certain cases are held in designated bank accounts until monthly or quarterly disbursements are made from the securitization trusts. In certain cases, we are required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements, while in other cases we are permitted to use these amounts to acquire new loans into the securitization trusts. Cash in securitization accounts negatively impacts our earnings since the interest we pay on borrowings typically exceeds the rate of return that we are able to earn on temporary cash investments. Our objective is to maintain sufficient cash on hand to cover current funding requirements and operational needs.

For the year ended December 31, 2006, net cash provided by operating activities totaled $69.9 million, an increase of approximately $19.3 million from $50.6 million for the year ended December 31, 2005. This increase was due primarily to an increase in net income, partially offset by an increase in the portion of net income attributable to net gains on investments and an increase in paid-in-kind interest and dividends. Cash used in investing activities decreased approximately $81.5 million to $115.9 million for the year ended December 31, 2006 from $197.5 million for the year ended December 31, 2005. This change is primarily the result of an increase in principal payments on loans and a decrease in originations, draws and advances on loans, partially offset by an increase in purchases of equity investments and a decrease in proceeds from sales of equity investments. Cash provided by financing activities decreased approximately $87.7 million to $22.1 million for the year ended December 31, 2006, from $109.7 million for the year ended December 31, 2005. This change is mainly due to fewer proceeds raised through the issuance of common stock and the net proceeds from borrowings during 2006 compared to 2005 and to higher dividends paid during 2006 compared to 2005.

Liquidity and Capital Resources

We expect our cash on hand and cash generated from operations, including the portion of the cash in securitization accounts that will be released to us or used to purchase additional loans, will be adequate to meet our cash needs at our current level of operations. In order to fund new originations, we intend to use cash on hand, advances under our borrowing facilities and equity issuances. Our secured borrowing facilities generally contain collateral requirements, including, but not limited to, asset mix, minimum diversity and rating and limitations on loan size. These limitations limit our ability to fund certain new originations with advances under such facilities, in which case we fund originations using unsecured debt or equity financings.

During the year ended December 31, 2006 we raised $72.5 million of gross proceeds by selling 4,600,000 shares of newly issued common stock. During the year ended December 31, 2005 we raised $123.1 million of gross proceeds by selling 8,029,500 shares of newly issued common stock.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders substantially all of our income. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. As of December 31, 2006, this ratio was 239%. This requirement limits the amount that we may borrow.

To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and various debt markets. We intend to maintain a current shelf registration statement pursuant to which we may issue common stock from time to time.

Off-Balance Sheet Arrangements

We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

Commitments to extend credit include the unused portions of commitments that obligate us to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds we are obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

As of December 31, 2006, we had unused commitments to extend credit to our customers of $71.6 million, which are not reflected on our balance sheet. From time to time, we provide guarantees or standby letters of credit on behalf of our portfolio companies. As of December 31, 2006, we had guarantees and standby letters of credit of approximately $9.5 million.

Contractual Obligations

The following table shows our contractual obligations as of December 31, 2006:

	Payments Due by Period
(dollars in millions) Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings (b)	$521.9	$168.0	$—	$50.0	$303.9
Future minimum rental obligations	11.7	1.6	3.9	4.1	2.1

Total contractual obligations	$533.6	$169.6	$3.9	$54.1	$306.0

(a)	This excludes the unused commitments to extend credit to our customers of $71.6 million as discussed above.
(b)	Borrowings under the MCG Commercial Loan Funding Trust Facility, the Commercial Loan Trust 2006-2 and the Revolving Unsecured Credit Facility are listed based on the contractual maturity of the respective facility due to the revolving nature of the facilities.

Borrowings

The following table shows the facility amounts and outstanding borrowings at December 31, 2006 and December 31, 2005:

	December 31, 2006		December 31, 2005
	Facility amount	Amount outstanding	Facility amount	Amount outstanding
(dollars in millions)
Unsecured Notes	$50.0	$50.0	$50.0	$50.0
Commercial Loan Trust 2005-2	—	—	250.0	159.2
Commercial Loan Trust 2006-2	200.0	84.0
Commercial Loan Funding Trust Facility	250.0	84.0	250.0	160.0
Term Securitizations
Series 2004-1 Class A-1 Asset Backed Bonds	—	—	81.1	81.1
Series 2004-1 Class A-2 Asset Backed Bonds	—	—	31.5	31.5
Series 2004-1 Class B Asset Backed Bonds	—	—	43.5	43.5
Series 2004-1 Class C Asset Backed Bonds	—	—	15.8	15.8
Series 2006-1 Class A-1 Notes	106.2	106.2	—	—
Series 2006-1 Class A-2 Notes	50.0	11.4	—	—
Series 2006-1 Class A-3 Notes	85.0	35.0	—	—
Series 2006-1 Class B Notes	58.8	58.8	—	—
Series 2006-1 Class C Notes	45.0	45.0	—	—
Series 2006-1 Class D Notes	47.5	47.5	—	—
Revolving Unsecured Credit Facility	100.0	—	50.0	—

Total	$992.5	$521.9	$771.9	$541.1

For the above borrowings, the fair value of the borrowings approximates cost. The following table shows our weighted average borrowings, the weighted average interest rate on all of our borrowings, including amortization of deferred debt issuance costs and commitment fees, the average LIBOR, and the average spread to LIBOR for the year ended December 31, 2006 and 2005:

	2006	2005
Weighted average borrowings	$507.5	$439.0
Weighted average interest rate on borrowings	7.1%	5.3%
Average LIBOR	5.2%	3.6%
Average spread to LIBOR	1.9%	1.7%

The increase of approximately 1.8% in the weighted average interest rate for the year ended December 31, 2006 compared to the year ended December 31, 2005 was primarily attributable to an increase in average LIBOR of 1.6%, as well as an increase in the average spread to LIBOR of 0.2%.

All of our debt facilities, except the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through our bankruptcy remote, special purpose, wholly owned subsidiaries and, therefore, their assets may not be available to our creditors. In some cases, advances under our debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans we may leverage as collateral. We borrow directly, as well as indirectly, through credit facilities maintained by our subsidiaries.

Unsecured Notes.    On October 11, 2005, we issued $50.0 million of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2006-2.    On May 2, 2006 we established, through MCG Commercial Loan Trust 2006-2, a $200.0 million warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250.0 million of commercial loans with borrowings of up to $200.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from us. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

We use this warehouse credit facility to fund the origination of loans that will collateralize a future term securitization. Advances under the facility, equal to 80% of the value of commercial loans purchased by the trust, bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on the earlier of November 30, 2007 or the completion of a term securitization and may be extended under certain circumstances. As of December 31, 2006 we had $84.0 million outstanding under this facility.

MCG Commercial Loan Funding Trust.    On November 10, 2004, we established, through MCG Commercial Loan Funding Trust, a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by us to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Through July 29, 2005, advances under the facility bore interest based on a commercial paper rate plus 1.15%.

On July 29, 2005, we amended the MCG Commercial Loan Funding Trust facility. Pursuant to this amendment, the total facility amount was increased from $150.0 million to $250.0 million, the interest rate was changed from commercial paper rate plus 1.15% to commercial paper rate plus 0.95%, the concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 25% to 35%, and other minor modifications were made. On April 17, 2006 we again amended this facility to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 35% to 50% and the inclusion of additional industry segments. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. During July 2006, the facility was renewed until July 27, 2007. As of December 31, 2006, we had $84.0 million outstanding under this credit facility. See “Recent Developments” for further discussion.

Commercial Loan Trust 2006-1.    On April 18, 2006, we completed a $500.0 million debt securitization through MCG Commercial Loan Trust 2006-1, our wholly owned subsidiary. The 2006-1 Trust issued $106.2 million of Class A-1 Notes rated AAA / Aaa, $50.0 million of Class A-2 Notes rated AAA / Aaa, $85.0 million of Class A-3 Notes rated AAA / Aaa, $58.8 million of Class B Notes rated AA / Aa2, $45.0 million of Class C Notes rated A / A2 and $47.5 million of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

We retained all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from us. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes and are required to be drawn by April 2007. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans totaling $408.6 million as of December 31, 2006, which were purchased by the trust from us. Additional commercial loans will be purchased by the trust from us primarily using the proceeds from the Class A-3 delayed draw notes and the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. As of December 31, 2006, we had $303.9 million of these notes outstanding.

Revolving Unsecured Credit Facility.    This facility was established on September 20, 2005 as a result of an amendment to our Senior Secured Credit facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to that amendment the facility was no longer secured by our assets and was committed up to $50.0 million. On June 19, 2006, we made a second amendment to this facility. Pursuant to this amendment, the aggregate revolving commitment under this credit facility was increased from $50.0 million to $60.0 million, the maturity date was extended from September 19, 2006 to June 18, 2007, and an additional lender was added to the facility. Other minor modifications were also made to the facility. HVB maintained its $50.0 million commitment, and the additional $10.0 million was committed by Chevy Chase Bank. On August 7, 2006, we again amended this facility. Pursuant to this amendment, the aggregate revolving commitment under this facility was increased from $60.0 million to $75.0 million and an additional lender was added to the facility. HVB and Chevy Chase Bank maintained their $50.0 million and $10.0 million commitments, respectively, and the additional $15.0 million was committed by Sovereign Bank. On November 29, 2006, we again amended this facility. Pursuant to this amendment, the aggregate revolving commitment under this facility was increased from $75.0 million to $100.0 million and an additional lender was added to the facility. HVB, Chevy Chase Bank, and Sovereign Bank maintained their $50.0 million, $10.0 million, and $15 million commitments, respectively, and the additional $25.0 million was committed by Royal Bank of Canada.

This credit facility is unsecured and is committed up to $100.0 million on a revolving basis. In addition, this Revolving Unsecured Credit Facility allows for additional lenders with HVB acting as the agent. Advances under this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, and minimum cash net investment income. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. As of December 31, 2006, the Company had no amounts outstanding under this credit facility.

Commercial Loan Trust 2005-2.    On June 9, 2005, we established, through MCG Commercial Loan Trust 2005-2, a $250.0 million warehouse credit facility with Merrill Lynch Capital Corp. On April 18, 2006, this facility terminated in connection with our Term Securitization 2006-1. The warehouse credit facility allowed MCG Commercial Loan Trust 2005-2 to borrow up to $250.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred by us to the trust. Under the terms of the credit and warehouse agreement, the loans could be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be senior secured commercial loans. Advances under the facility bore interest based on LIBOR plus 0.75% and interest was payable monthly.

Term Securitization 2004-1.    On September 30, 2004, we established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397.7 million of loans. The facility was secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled $228.0 million as of December 31, 2005. On July 20, 2006 we repaid the 2004-1 Notes using approximately $61.9 million of cash from the Commercial Loan Trust 2004-1 and our Commercial Loan Trust 2006-1 securitization and $15.0 million of new borrowings from our Commercial Loan Trust 2006-1 securitization. This facility was scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes.

The 2004-1 Trust issued $250.5 million of Class A-1 Notes rated Aaa/AAA, $31.5 million of Class A-2 Notes rated Aa1/AAA, $43.5 million of Class B Notes rated A2/A and $15.8 million of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, we sold the Class C securities, which had previously been retained by MCG. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bore interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

On December 13, 2004, we formed a subsidiary, Solutions Capital I, LP, which has applied to the United States Small Business Administration (“SBA”) for a license to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. We are currently in the pre-licensure phase of the licensing process and anticipate completion of the licensing process during the spring of 2007. Upon receipt of the SBA license, we intend to apply for exemptive relief from the SEC to permit us to exclude senior securities issued by the SBA to Solutions Capital I, LP from our consolidated asset coverage ratio, which will enable us to fund more investments with debt capital. There can be no assurance that we will be granted an SBIC license or receive the exemptive relief from the SEC.

Distributions

We intend to make distributions on a quarterly basis to our stockholders of substantially all of our income. We may make deemed distributions to our stockholders of certain net capital gains.

As a business development company that has elected to be treated as a RIC, we generally are required to (1) distribute at least 90% of our investment company taxable income and 90% of any ordinary pre-RIC built in gains that we recognize in order to deduct distributions made (or deemed made) to our shareholders and (2) distribute (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) in order to avoid an excise tax.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable regulated investment company tax treatment. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our distributions declared since January 1, 2005:

Date Declared	Record Date	Payment Date	Amount
February 15, 2007	March 15, 2007	April 27, 2007	$0.44
October 26, 2006	November 22, 2006	January 30, 2007	0.42
July 27, 2006	August 24, 2006	October 30, 2006	0.42
April 27, 2006	May 25, 2006	July 28, 2006	0.42
February 16, 2006	March 16, 2006	April 27, 2006	0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27, 2005	May 26, 2005	July 28, 2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42

Since December 2001, we have declared distributions totaling $9.75 per share. For 2007, we currently estimate that our dividends will be at least $1.76 per share. This estimate takes into consideration our estimates of distributable net operating income (which is equal to net operating income excluding long-term incentive compensation), net income, capital gains and taxable income for 2007.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

The table below shows the detail of our distributions for the years ended December 31, 2006 and 2005:

	2006		2005
Ordinary income (a)	$1.01	60.1%	$1.31	78.0%
Capital gains (a)	—	—	0.15	9.0%
Return of capital (b)	0.67	39.9%	0.22	13.0%

Total reported on tax Form 1099-DIV	$1.68	100.0%	$1.68	100.0%

(a)	Ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.

(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

On a tax basis, distributions to stockholders in 2006 were $53,020 of ordinary income and $35,204 of return of capital, and in 2005 were $61,582 of ordinary income, $7,136 of capital gain, and $10,221 of return of capital.

The following table is a reconciliation of GAAP net income to taxable net income for the years ended December 31, 2006 and 2005:

(dollars in thousands)	2006	2005
Net income	$100,949	$68,193
Net loss of subsidiary not consolidated for tax purposes	—	1,744
Net change in unrealized (appreciation) depreciation on investments not taxable until realized	(34,604)	1,343
Timing difference related to deductibility of long-term incentive compensation	2,468	3,262
Interest income on nonaccrual loans that is taxable	3,612	2,437
Dividend income accrued for GAAP purposes which is not yet taxable	(21,612)	(6,516)
Federal tax expense	2,661	(595)
Other, net	(93)	(2,594)

Taxable income before deductions for distributions	$53,381	$67,274

Critical Accounting Policies

The consolidated financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Income Recognition

Interest and Dividend Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

Dividend income on equity investments that have stated accruing dividend rates is recorded on the accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity investments is recorded when declared and paid.

Contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK if there is insufficient value to support the accrual or we do not expect the customer to be able to pay all principal and interest due.

Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies.

We record the financial instruments received at fair value as determined by our board of directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan.

Other Fee Income

Other fee income is related to advisory and management services, equity structuring fees, prepayment fees, research revenues, bank interest, and other fees. Advisory and management services fees are recognized when earned. Equity structuring fees are recognized as earned, which is generally when the investment transaction closes. Prepayment fees are recognized upon receipt.

Valuation of Investments

We determine the value of each investment in our portfolio on a quarterly basis. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2006, approximately 95% of our total assets represented investments of which approximately 97% are valued at fair value and approximately 3% are valued at market value based on readily ascertainable public market quotes at December 31, 2006. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation on investments in our statement of operations.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In some cases, our loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which we derive a single estimate of enterprise value. In determining the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally prepare discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. We review external events, including private mergers and acquisitions, and include these events in our enterprise valuation process. We also use industry valuation benchmarks and review public market comparables. In certain cases, we retain independent valuation firms to perform valuations that we consider as part of our determination of portfolio company value. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event may be used to corroborate our estimate of enterprise value.

Using the estimated enterprise value of the portfolio company, we estimate the value of each investment we own in the portfolio company. For our loans and debt securities, if there is adequate enterprise value to support the repayment of our debt then the fair value of our loan or debt security typically corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of our equity investments is determined based on various factors including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, as well as other pertinent factors such as recent offers to purchase a portfolio company, recent sales of the portfolio company’s equity securities, recent liquidation events or other events. The investment value is discounted if it is illiquid in nature and/or a minority, non-control position.

During the fourth quarter of 2006, in connection with our process for determining fair value as of December 31, 2006, we retained two independent valuation firms to perform independent valuations of certain of our portfolio companies. These valuations were considered by our Board of Directors in their determination of fair value. We intend to continue to utilize independent valuation firms to obtain additional support in the preparation of our internal valuation analyses each quarter.

Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Share-based Compensation

Prior to January 1, 2006, we accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Effective January 1, 2006, we adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”) using the modified prospective method. The adoption of SFAS No. 123R did not impact our net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share during that period. See Note 9 to the Consolidated Financial Statements for further discussion of our share-based compensation.

Securitization Transactions

Periodically, we transfer pools of loans to bankruptcy remote, special purpose entities for use in securitization transactions. These transfers of loans are treated as secured borrowing financing arrangements in accordance with FASB SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the assets assumed by our consolidated bankruptcy remote special purpose entities equaling $677.4 million at December 31, 2006 and $596.9 million at December 31, 2005.

Recent Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN No. 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN No. 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 will be effective as of the last day of the first reporting period beginning after December 15, 2006, which is March 31, 2007.

We have conducted a review of all open tax year’s income recognition and expense deduction filing positions and income tax returns filed (federal and state) for determination of any uncertain tax positions that may require recognition of a tax liability. This review encompassed an analysis of all book/tax difference adjustments as well as the timing of income and expense recognition for all tax years still open under the statute of limitations. As a result, we have determined that it is more likely than not that each tax position taken on a previously filed return or to be taken on current tax returns will be sustained on examination based on the technical merits of the positions and therefore, no recognition of a tax liability on an uncertain tax position for FIN No. 48 purposes is anticipated.

In September 2006, the FASB issued SFAS No. 157 (“SFAS No. 157”), “Fair Value Measurements.” Among other requirements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value and also expands disclosure about the use of fair value to measure assets and liabilities. SFAS No. 157 is effective for the first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact of SFAS No. 157 on its financial position and results of operations.

Quantitative and Qualitative Disclosures about Market Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. As of December 31, 2006, approximately 63% of our loan portfolio, at cost, bears interest at a spread to LIBOR, and 36% at a fixed rate. As of December 31, 2006, approximately 31% of our loan portfolio, at cost, has LIBOR floors between 1.50% and 3.00% on the LIBOR base index.

We regularly measure exposure to interest rate risk. We assess interest rate risk and we manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. At December 31, 2006, we were not a party to any hedging arrangements. Certain of our interest bearing investments contain LIBOR floors between 1.50% and 3.00% on the LIBOR base index to minimize our exposure to significant decreases in interest rates.

The following table shows a comparison of the interest rate base for our interest bearing cash, outstanding commercial loans and our outstanding borrowings at December 31, 2006 and December 31, 2005:

	December 31, 2006		December 31, 2005
(dollars in millions)	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings
Repurchase Agreement Rate	$37.5	$—	$120.7	$—
Money Market Rate	2.6	—	2.0	—
Prime Rate	0.4	—	36.1	—
30-Day LIBOR	14.5	—	36.0	—
60-Day LIBOR	0.8	—	—	—
90-Day LIBOR	522.0	388.0	562.6	331.1
180-Day LIBOR	42.6	—	30.9	—
9 month LIBOR	1.3	—	—	—
Commercial Paper	—	83.9	—	160.0
Fixed Rate	334.8	50.0	273.5	50.0

Total	$956.5	$521.9	$1,061.8	$541.1

Based on our December 31, 2006 balance sheet, the following table shows the impact to net income of base rate changes in interest rates assuming no changes in our investment and borrowing structure:

(dollars in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
(300)	$(18.3)	$(14.2)	$(4.1)
(200)	(12.4)	(9.4)	(3.0)
(100)	(6.2)	(4.7)	(1.5)
100	6.2	4.7	1.5
200	12.4	9.4	3.0
300	18.7	14.2	4.5

Recent Developments

On January 9, 2007, the performance criteria for 200,000 restricted shares to certain executives were determined by the board of directors and those executives, therefore those awards are considered granted for GAAP purposes on that date. The total compensation cost of those awards is approximately $3.9 million, based on the closing price of MCG’s common stock on that date, and will be recognized as compensation expense over the requisite service periods which run through February 2010.

In January 2007, one of our majority owned control companies, Midwest Tower Partners, LLC (“MTP”), sold substantially all of its assets and repaid its outstanding debt with those proceeds. MTP is currently in the process of making distributions to its equity holders. As of December 31, 2006, we had debt and equity investments in MTP with a fair value of $34.9 million which includes unrealized appreciation of $5.0 million. In connection with this transaction, we expect to realize the December 31, 2006 unrealized pre-tax gain of approximately $5.0 million which will have no significant impact on first quarter 2007 earnings.

On February 1, 2007, we entered into the fifth amendment to our MCG Commercial Loan Funding Trust facility, funded by Three Pillars Funding LLC (“Three Pillars”), an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. Pursuant to this amendment, the $250.0 million facility provided by Three Pillars has been divided and will be funded through two separate Variable Funding Certificates (“VFCs”), a $218.8 million Class A VFC and a $31.2 million Class B VFC. The Class A VFC will maintain the same advance rate, of up to 70% of eligible collateral, and the same interest rate, the commercial paper rate plus 0.95%, as was in effect immediately prior to this amendment. The Class B VFC has an advance rate of 10% of eligible collateral and bears interest at the commercial paper rate plus 1.75%. This amendment effectively increases our overall borrowing advance rate by 10% from a maximum of 70% of eligible collateral to a maximum of 80% of eligible collateral, which will allow us to borrow up to $250.0 million under the facility using less collateral than previously required. Other minor modifications were also made to this facility.

In February 2007, Broadview Networks Holdings, Inc., our largest portfolio company, signed a definitive agreement to acquire InfoHighway Communications Corp., a New York-based integrated provider of hosted and managed communications solutions serving more than 12,000 business customers in the Mid-Atlantic and Northeast regions of the U.S. We do not expect to be required to provide additional funding to Broadview to facilitate this transaction. The transaction is expected to close in the second quarter of 2007 and is subject to regulatory approvals and other closing conditions.

During the first quarter of 2007, our board of directors approved the issuance of 777,600 shares of restricted stock to our employees pursuant to the MCG Capital Corporation 2006 Employee Restricted Stock Plan, which will generally be expensed over four years.

CONSOLIDATED FINANCIAL STATEMENTS

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share data)

	December 31,
	2006	2005
Assets
Cash and cash equivalents	$21,691	$45,626
Cash, securitization accounts	15,931	82,107
Cash, restricted	2,587	1,977
Investments at fair value
Non-affiliate investments (cost of $595,885 and $719,440, respectively)	621,582	731,355
Affiliate investments (cost of $105,553 and $60,445, respectively)	109,890	60,558
Control investments (cost of $541,267 and $337,372, respectively)	526,140	305,647

Total investments (cost of $1,242,705 and $1,117,257, respectively)	1,257,612	1,097,560
Unearned income on commercial loans	(9,539)	(9,062)

Total investments net of unearned income	1,248,073	1,088,498
Interest receivable	10,451	10,602
Other assets	20,535	15,677

Total assets	$1,319,268	$1,244,487

Liabilities
Borrowings (maturing within one year of $167,983 and $362,435, respectively)	$521,883	$541,119
Interest payable	5,198	5,904
Dividends payable	24,652	20,967
Other liabilities	14,398	10,410

Total liabilities	566,131	578,400

Stockholders’ equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 200,000 shares on December 31, 2006 and 2005, 58,694 issued and outstanding on December 31, 2006 and 53,372 issued and outstanding on December 31, 2005	587	534
Paid-in capital	828,795	758,433
Distributions in excess of earnings:
Paid-in capital	(78,072)	(39,219)
Other	(12,365)	(26,784)
Net unrealized appreciation (depreciation) on investments	14,907	(19,697)
Stockholder loans	(715)	(3,624)
Unearned compensation—restricted stock	—	(3,556)

Total stockholders’ equity	753,137	666,087

Total liabilities and stockholders’ equity	$1,319,268	$1,244,487

Net asset value per common share at period end	$12.83	$12.48

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

	Year Ended December 31,
	2006	2005	2004
Operating income
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$80,846	$68,821	$51,898
Affiliate investments (5% to 25% owned)	10,368	6,684	3,999
Control investments (more than 25% owned)	47,631	30,761	21,954

Total interest and dividend income	138,845	106,266	77,851
Advisory fees and other income
Non-affiliate investments (less than 5% owned)	7,257	12,182	9,306
Affiliate investments (5% to 25% owned)	1,901	135	495
Control investments (more than 25% owned)	6,390	962	5,465

Total advisory fees and other income	15,548	13,279	15,266

Total operating income	154,393	119,545	93,117

Operating expenses
Interest expense	36,240	23,100	10,509
Employee compensation:
Salaries and benefits	20,274	19,331	15,693
Long-term incentive compensation	4,514	6,523	11,683

Total employee compensation	24,788	25,854	27,376
General and administrative expense	9,721	10,076	10,142

Total operating expenses	70,749	59,030	48,027

Net operating income before investment gains and losses and provision for income taxes on investment gains	83,644	60,515	45,090

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	1,619	5,741	1,939
Affiliate investments (5% to 25% owned)	9	205	(2,531)
Control investments (more than 25% owned)	(16,215)	3,075	(7,658)

Total net realized gains (losses) on investments	(14,587)	9,021	(8,250)
Net unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	13,778	7,155	378
Affiliate investments (5% to 25% owned)	4,226	5,413	(1,186)
Control investments (more than 25% owned)	16,600	(13,911)	11,615

Total net unrealized appreciation (depreciation) on investments	34,604	(1,343)	10,807

Net investment gains before income taxes on investment gains	20,017	7,678	2,557
Provision for income taxes on investment gains	2,712	—	—

Net income	$100,949	$68,193	$47,647

Earnings per common share—basic	$1.86	$1.42	$1.16
Earnings per common share—diluted	$1.86	$1.42	$1.15
Cash dividends declared per common share	$1.68	$1.68	$1.68
Weighted average common shares outstanding	54,227	48,109	41,244
Weighted average common shares outstanding and dilutive common stock equivalents	54,264	48,131	41,298

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)

	Year Ended December 31,
	2006	2005	2004
Operations:
Net operating income	$83,644	$60,515	$45,090
Net realized (loss) gain on investments	(14,587)	9,021	(8,250)
Net unrealized appreciation (depreciation) of investments	34,604	(1,343)	10,807
Provision for income taxes on investment gains	(2,712)	—	—

Net increase in net assets resulting from operations	100,949	68,193	47,647
Shareholder distributions:
Distributions from net investment income	(51,926)	(59,519)	(46,191)
Distributions from capital gains	—	(9,021)	—
Return of capital distributions	(38,853)	(10,221)	(21,187)

Net decrease in net assets resulting from shareholder distributions	(90,779)	(78,761)	(67,378)
Capital share transactions:
Issuance of common stock	70,211	117,015	100,034
Issuance of common stock under dividend reinvestment plan	218	127	97
Repayment of stockholder loans	2,909	879	462
Amortization of restricted stock awards	3,542	4,421	9,401

Net increase in net assets resulting from capital share transactions	76,880	122,442	109,994

Total increase in net assets	87,050	111,874	90,263
Net assets at beginning of period	666,087	554,213	463,950

Net assets at end of period	$753,137	$666,087	$554,213

Net asset value per common share	$12.83	$12.48	$12.22

Common shares outstanding at end of period	58,694	53,372	45,342

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2006	2005	2004
Operating activities
Net income	$100,949	$68,193	$47,647
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	316	756	1,021
Amortization of restricted stock awards	3,542	4,421	9,401
Amortization of deferred debt issuance costs	4,122	3,646	1,558
Net realized losses (gains) on investments	14,587	(9,021)	8,250
Net unrealized (appreciation) depreciation on investments	(34,604)	1,343	(10,807)
Decrease (increase) in cash—securitization accounts from interest collections	2,650	(943)	(1,348)
Increase in interest receivable	(6,993)	(5,674)	(773)
Increase in accrued payment-in-kind interest and dividends	(22,128)	(13,936)	(3,239)
Decrease in unearned income	(70)	(3,730)	(6,207)
Decrease in other assets	1,722	2	424
(Decrease) increase in interest payable	(706)	2,979	1,740
Increase in other liabilities	6,546	2,584	5,264

Net cash provided by operating activities	69,933	50,620	52,931

Investing activities
Originations, draws and advances on loans	(410,874)	(465,232)	(339,102)
Principal payments on loans	373,923	274,743	168,340
Purchase of equity investments	(80,984)	(31,664)	(16,026)
Proceeds from sales of equity investments	2,683	24,956	13,861
Purchase of premises, equipment and software	(677)	(258)	(665)
Other acquisitions	—	—	(2,208)

Net cash used in investing activities	(115,929)	(197,455)	(175,800)

Financing activities
Net proceeds from borrowings	15,355	82,866	120,314
Decrease (increase) in cash—securitization accounts for paydown of principal on debt	28,933	(10,839)	(1,736)
Payment of financing costs	(7,342)	(1,378)	(6,758)
Dividends paid	(88,223)	(78,941)	(66,884)
Issuance of common stock, net of costs	70,429	117,142	100,131
Repayment of stockholder loans	2,909	879	462

Net cash provided by financing activities	22,061	109,729	145,529

(Decrease) increase in cash and cash equivalents	(23,935)	(37,106)	22,660
Cash and cash equivalents at beginning of period	45,626	82,732	60,072

Cash and cash equivalents at end of period	$21,691	$45,626	$82,732

Supplemental disclosures
Interest paid	$32,824	$16,475	$7,210
Income taxes paid (received)	298	—	(98)
See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Majority-owned (5):
Broadview Networks Holdings,	Communications-CLEC	Series A Preferred Stock (87,254 shares)		$64,318	$74,165
Inc.(2)(13)		Series A-1 Preferred Stock (100,702 shares)		57,380	85,597
		Common Stock (4,698,987 shares)		—	—
Chesapeake Tower Holdings,	Communications-Other	Senior Debt (11.4%, Due 5/10)	$400	400	400
LLC		Preferred LLC Interest (3,139 units)		3,139	3,139
		Common LLC Interest (4,000 units)		—	—
Cleartel Communications,	Communications-CLEC	Subordinated Debt (14.7%, Due 12/10-12/11)	71,962	71,962	71,962
Inc.(2)		Preferred Stock (57,859 shares)		50,613	612
		Common Stock (9 shares)		540	—
		Guaranty ($7,125)
Helicon Cable Holdings,	Cable	Senior Debt (10.4%, Due 12/12)(12)	12,250	12,250	12,250
LLC(2)		Subordinated Debt (14.3%, Due 6/13)(12)	7,187	7,187	7,187
		Preferred LLC Interest (82,500 units)		9,180	9,180
		Standby Letter of Credit ($300)
Jet Plastica Investors, LLC(2)	Plastic Products	Subordinated Debt (14.0%, Due 3/13)(12)	26,159	26,159	26,159
		Preferred LLC Interest (301,595 units)		30,893	30,893
JupiterKagan, Inc.(2)(11)	Information Services	Senior Debt (12.1%, Due 3/10)(12)	5,349	5,349	5,349
		Series A Preferred Stock (100,000 shares)		10,000	10,000
		Common Stock (770,000 shares)		—	—
		Standby Letter of Credit ($225)
		Guaranty ($1,353)
Midwest Tower Partners,	Communications-Other	Senior Debt (10.0%, 8/07)	9,781	9,781	9,781
LLC(2)		Subordinated Debt (14.3%, Due 2/08)(12)	17,485	17,485	17,485
		Preferred LLC Interest (17,563 units)		2,438	2,438
		Common LLC Interest (79,117 Units)		201	5,213
RadioPharmacy Investors,	Healthcare	Senior Debt ( 9.9%, Due 12/10) (12)	7,000	7,000	7,000
LLC(2)		Subordinated Debt (15.0%, Due 12/11)(12)	9,258	9,258	9,258
		Preferred LLC Interest (70,000 units)		7,522	10,657
Superior Industries Investors,	Sporting Goods	Subordinated Debt (14.0%, Due 3/13-3/15)(12)	14,083	14,083	14,083
LLC (2)		Preferred LLC Interest (125,400 units)		12,837	12,837
Superior Publishing	Newspaper	Subordinated Debt (20.0%, Due 10/10)(12)	20,731	19,022	19,022
Corporation(2)		Preferred Stock (7,999 shares)		7,999	9,244
		Common Stock (100 shares)		365	—
Working Mother Media, Inc.(6)	Publishing	Senior Debt (8.8%, Due 12/08)	17,869	11,546	11,546
		Class A Preferred Stock (12,497 shares)		12,497	5,019
		Class B Preferred Stock (1 share)		1	—
		Class C Preferred Stock (1 share)		1	—
		Common Stock (510 shares)		1	—
		Guaranty ($476)
Total Control Investments: Majority-owned (represents 37.5% of total investments at fair value)				481,407	470,476

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Non-majority owned (4):
Crystal Media Network,	Broadcasting	LLC Interest		$3,060	$547
LLC(1)(6)
IntranMedia, LLC	Other Media	Senior Debt (9.9%, Due 12/11)(12)	12,000	12,000	12,000
		Preferred Units (86,000 units)		8,661	8,661
National Product Services,	Business Services	Senior Debt (13.2%, Due 6/09)	$12,316	5,710	12,365
Inc.(2)		Subordinated Debt (16.0%, Due 6/09)	11,594	10,225	3,035
		Common Stock (995,428 shares)		—	—
Platinum Wireless, Inc. (6)	Communications-Other	Common Stock (2,937 shares)		4,640	3,764
		Option to purchase Common Stock		272	—
		(expire 12/31/13)
PremierGarage Holdings,	Home Furnishings	Senior Debt (10.1%, Due 6/10-12/10)	10,700	10,700	10,700
LLC(2)		Preferred LLC Units (445 Units)		4,592	4,592
		Common LLC Units (356 Units)
Total Control Investments: Non-majority-owned (represents 4.4% of total investments at fair value)				59,860	55,664
Total Control Investments: (represents 41.9% of total investments at fair value)				541,267	526,140
Affiliate Investments (3):
Advanced Sleep Concepts, Inc. (2)	Home Furnishings	Senior Debt (13.8%, Due 10/11 ) (12) Subordinated Debt (16.0%, Due 4/12) (12) Common Stock (423 shares) Warrants to Purchase Common Stock (expire 10/12/16)	7,000 4,540	7,000 4,540 524 348	7,000 4,540 524 348
Cherry Hill Holdings, Inc.(2)	Photographic Studio	Senior Debt (12.9%, Due 8/11)(12)	12,122	12,122	12,122
		Series A Preferred Stock (750 Shares)		775	775
iVerify. US Inc. (6)	Communications-Other	Preferred Stock (54 shares)		578	—
		Common Stock (20 shares)		550	—
NYL Brands Holdings,	Clothing & Accessories	Subordinated Debt (13.0%, Due 2/11)(12)	10,000	10,000	10,000
Inc.(2)		Class A Common Stock (1,500 shares)		1,500	1,500
		Warrants to purchase Common Stock		331	526
		(expire 2/3/16)
On Target Media, LLC	Other Media	Class A LLC Interest		1,836	1,836
		Class B LLC Interest		—	1,613
Stratford School Holdings, Inc. (2)	Education	Senior Debt (9.9%, Due 7/11- 9/11) (12) Subordinated Debt (14.0%, Due 12/11) (12) Preferred Stock (10,000 shares) Warrants to purchase Common Stock (expire 5/31/15)	14,500 6,924	14,500 6,924 60 68	14,500 6,924 2,997 1,026
Sunshine Media Delaware,	Publishing	Senior Debt (14.7%, Due 12/08)	13,632	12,281	12,281
LLC(2)		Class A LLC Interest		564	329
		Warrants to purchase Class B LLC interest		—	—
		(expire 1/31/11)
TNR Entertainment Corp	DVD Rental	Senior Debt (10.4%, Due 7/10)(12)	12,500	12,500	12,500
LLC(2)		Subordinated Debt (17.5%, Due 1/11) (12)	13,067	13,067	13,067
		Series D Preferred Stock (1,806,452 shares)		3,000	3,000
		Warrants to purchase Series D Preferred Stock		—	—
		(expire 7/31/16)
XFone, Inc(6)(10)	Communications-Other	Common Stock (868,947 shares)		2,485	2,482
		Warrants to purchase common stock		—	—
		(expire 3/3/11)
Total Affiliate Investments (represents 8.7% of total investments at fair value)				105,553	109,890

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Non-Affiliate Investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt (12.1%, Due 12/12) (12)	$7,998	$7,998	$7,998
		Subordinated Debt (12.1%, Due 12/12) (12)	2,096	2,096	2,096
		Warrants to purchase Common Stock (expire 12/31/15)		—	—
Amerifit Nutrition, Inc. (2)	Drugs	Senior Debt (12.0%, Due 3/10) (12)	5,569	5,569	5,569
B & H Education, Inc. (2)	Education	Senior Debt (10.4%, Due 3/10) (12)	4,000	4,000	4,000
		Preferred Stock ( 5,384 shares)		1,188	1,540
Badoud Enterprises, Inc. (2)	Newspaper	Senior Debt (10.4%, Due 9/11) (12)	4,799	4,799	4,799
BLI Holdings, Inc. (2)	Drugs	Subordinated Debt (13.1%, Due 3/10) (12)	10,000	10,000	10,000
Builders First Source, Inc.	Building & Development	Senior Debt (7.9%, Due 8/11) (12)	886	886	873
Cambridge Information Group, Inc. (2)	Information Services	Subordinated Debt (12.9%, Due 11/11) (12)	8,500	8,500	8,500
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (13.1%, Due 12/11) (12)	4,755	4,755	4,755
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (7.6%, Due 7/10) (12)	741	741	744
Communicom Broadcasting, LLC (2)	Broadcasting	Senior Debt (12.4%, Due 2/11) (12)	8,068	8,068	8,068
Community Media Group, Inc. (2)	Newspaper	Senior Debt (9.9%, Due 9/10) (12)	19,730	19,730	19,730
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Debt (14.0%, Due 7/12) (12)	7,206	7,206	7,206
Country Road Communications LLC (2)	Communications-Other	Subordinated Debt (13.3%,Due 7/13) (12)	13,000	13,000	13,000
Creative Loafing, Inc. (2)	Newspaper	Senior Debt (12.0%, Due 6/10) (12)	18,275	18,275	18,275
Crescent Publishing Company LLC (2)	Newspaper	Senior Debt (15.1%, Due 6/09-6/10) (12)	7,503	7,503	7,503
Cruz Bay Publishing, Inc.	Publishing	Subordinated Debt (12.4%, Due 12/13)	20,000	20,000	20,000
CWP/RMK Acquisition Corp	Home Furnishings	Senior Debt (8.9%, Due 6/11) (12)	6,250	6,250	6,250
		Subordinated Debt (13.4%, Due 12/12) (12)	11,750	11,750	11,750
		Common Stock (500 Shares)		500	500
Dayton Parts Holdings, LLC (2)	Auto Parts	Subordinated Debt (12.5%, Due 6/11) (12) Preferred LLC Interest ( 16,371 units) Class A LLC Interest (10,914 units)	16,000	16,000 589 408	16,000 589 609
D&B Towers, LLC	Communications-Other	Senior Debt (15.4%, Due 6/08) (12)	5,412	5,412	5,062
dick clark productions, inc. (6)	Broadcasting	Common Stock (235,714 shares)		210	510
		Warrants to purchase Common Stock (expire 7/25/11)		858	5,049
The e-Media Club, LLC (6)	Investment Fund	LLC Interest		88	34
EAS Group, Inc.	Technology	Subordinated Debt (16.0%, Due 4/11) (12)	11,529	11,529	11,529
Empower IT Holdings, Inc. (2)	Information Services	Senior Debt (11.9%, Due 5/12) (12)	7,959	7,959	7,959
		Subordinated Debt (14.5%, Due 6/12) (12)	5,116	5,116	5,116
Equibrand Holding Corporation (2)	Leisure Activities	Senior Debt (12.4%, Due 9/10) (12) Subordinated Debt (15.8%, Due 3/11) (12)	4,640 9,674	4,640 9,674	4,640 9,674
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (13.5%, Due 12/12) (12)	3,000	3,000	2,955
GoldenSource Holdings Inc. (6)	Technology	Warrants to purchase Common Stock (expire 10/31/08)		—	—
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (10.4%, Due 3/11)	4,492	4,492	3,308

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Jenzabar, Inc. (2)	Technology	Preferred Stock (5,000 shares)		$6,381	$6,381
		Subordinated Preferred Stock (109,800 shares)		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)		422	17,180
The Joseph F. Biddle Publishing Company (2)	Newspaper	Senior Debt (8.9%, Due 12/11) (12)	$7,050	7,050	7,050
Jupitermedia Corporation (6)	Information Services	Common Stock (148,373 shares)		2,114	1,175
Legacy Cabinets, Inc	Home Furnishings	Subordinated Debt (12.9%, Due 8/13) (12)	3,000	3,000	3,000
Marietta Intermediate Holding Corporation	Cosmetics	Subordinated Debt (14.8%, Due 12/11) (12)	2,000	2,000	1,517
MCI Holdings, LLC (2)	Healthcare	Subordinated Debt (12.7%, Due 3/12-4/13) (12)	29,791	29,791	29,791
		Class A LLC Interest (4,712,042 units)		3,000	3,388
Metropolitan Telecommunications Holding Company (2)	Communications-CLEC	Senior Debt (12.5%, Due 6/010-9/10) (12) Subordinated Debt (16.4%, Due 12/10) (12) Warrants to purchase Common Stock (expire 9/30/13)	20,725 10,929	20,725 10,929 1,843	20,725 10,929 8,320
MicroCal Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.9%, Due 3/10-9/10) (12)	12,800	12,800	12,800
		Subordinated Debt (14.5%, Due 3/11) (12)	9,115	9,115	9,115
MicroDental Laboratories (2)	Healthcare	Senior Debt (10.7%, Due 5/11-11/11) (12)	13,186	13,186	13,186
		Subordinated Debt (15.0%, Due 5/12) (12)	6,999	6,999	6,999
Miles Media Holding, LLC (2)	Publishing	Senior Debt (11.9%, Due 6/12) (12)	9,150	9,150	9,150
		Subordinated Debt (16.4%, Due 12/12) (12)	4,000	4,000	4,000
		Warrants to purchase Units in LLC (expire 6/30/09)		439	2,119
National Display Holdings, LLC (2)	Electronics	Senior Debt (11.4%, Due 12/11) (12)	10,000	10,000	10,000
		Subordinated Debt (15.0%, Due 12/12) (12)	13,682	13,682	13,682
		Class A LLC Interest (1,000,000 units)		1,000	1,152
New Century Companies, Inc. (6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/30/10)		—	—
PartMiner, Inc. (2)	Information Services	Senior Debt (14.9%, Due 6/09) (12)	3,341	3,341	3,341
Philadelphia Newspapers, LLC	Newspapers	Subordinated Debt (16.0%, Due 6/14) (12)	5,017	5,017	5,017
Powercom Corporation (2)	Communications-CLEC	Senior Debt (12.0%, Due 12/06)	1,798	1,798	1,798
		Warrants to purchase Class A Common Stock (expire 6/30/14)		286	—
Quantum Medical Holdings, LLC (2)	Laboratory Instruments	Senior Debt (11.1%, Due 12/10— 5/11) (12)	17,500	17,500	17,500
		Subordinated Debt (15.0%, Due 12/11) (12)	18,032	18,032	18,032
		Preferred LLC Interest (1,000,000 units)		421	955
Restaurant Technologies, Inc.	Food Services	Subordinated Debt (16.0%, Due 2/12) (12)	20,923	20,923	20,923
		Series A Preferred Stock (7,813 Shares)		281	281
Sagamore Hill Broadcasting, LLC (2)	Broadcasting	Senior Debt (11.4%, Due 11/09) (12)	14,000	14,000	14,000

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Summit Business Media Intermediate Holding Company, LLC	Information Services	Subordinated Debt (12.4%, Due 11/13)	$6,000	$6,000	$6,000
Switch & Data Holdings, Inc.	Business Services	Subordinated Debt (12.6%, Due 4/11) (12)	12,000	12,000	12,000
Team Express, Inc. (2)	Retail	Subordinated Debt (15.0%, Due 6/11) (12)	7,327	7,327	7,327
Teleguam Holdings, LLC (2)	Communications-Other	Subordinated Debt (12.4%, Due 10/12) (12)	20,000	20,000	20,000
Total Sleep Holdings, Inc. (2)	Healthcare	Subordinated Debt (16.0%, Due 9/11) (12)	23,179	23,005	19,034
ValuePage, Inc. (6)	Communications-Other	Senior Debt (12.8%, Due 6/08)	1,146	1,095	1,095
VS&A-PBI Holding LLC (6)	Publishing	LLC Interest		500	—
VOX Communications Group Holdings, LLC (2)	Broadcasting	Senior Debt (13.6%, Due 12/07-6/10) (12) Convertible Preferred Subordinated Notes (12.4%, Due 6/15-10/16 )	11,054 1,317	11,000 1,244	11,000 677
Wicks Business Information, LLC	Publishing	Unsecured Note (10.3%, Due 2/08)	237	237	237
Wiesner Publishing Company, LLC	Publishing	Warrants to purchase membership interest in LLC (expire 6/30/12)		406	3,339
Wire Rope Corporation of America, Inc.	Industrial Equipment	Senior Debt (13.1%, Due 6/11) (12)	6,000	6,000	6,120
WirelessLines II, Inc.	Communications-Other	Senior Debt (8.0%, Due 4/07)	129	129	129
Xpressdocs Holdings, Inc (2)	Business Services	Senior Debt (9.3%, Due 7/11) (12)	17,255	17,255	17,255
		Subordinated Debt (14.0%, Due 7/12) (12)	6,075	6,075	6,075
		Series A Preferred Stock (161,870 shares)		500	500
Total Non-Affiliate Investments (represents 49.4% of total investments at fair value)				595,885	621,582
Total Investments				1,242,705	1,257,612
Unearned Income				(9,539)	(9,539)

Total Investments Net of Unearned Income				$1,233,166	$1,248,073

Call Options Written
Crystal Media Network, LLC (1)	Broadcasting	Call options written		$—	$—
Total Call Options Written				$—	$—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Majority-owned (5):
Broadview Networks Holdings, Inc. (2) (7)	Communications	Subordinated Debt (12.0%, Due 12/09)	$42,993	$42,993	$42,993
		Series A Preferred Stock (89,154 shares)		52,137	52,137
		Common Stock (2,228,937 shares)		—	—
Cleartel Communications,	Communications	Senior Debt (8.3%, Due 6/09)	28,850	28,850	28,850
Inc. (2)		Subordinated Debt (14.4%, Due 6/09)	9,356	9,356	9,356
		Preferred Stock (57,859 shares)		50,613	40,684
		Common Stock (9 shares)		540	—
		Guaranty ($8,092)
Copperstate Technologies,	Security Alarm	Senior Debt (11.0%, Due 9/07)	1,272	1,272	1,272
Inc.		Class A Common Stock (20,000 shares)		2,000	946
		Class B Common Stock (10 shares)		—	—
		Warrants to purchase Class B Common Stock (expire 12/20/12)		—	—
		Standby Letter of Credit ($1,000)
Crystal Media Network,	Broadcasting	Senior Debt (11.4%, Due 5/06)	1,099	947	947
LLC (6)		LLC Interest		6,132	1,097
Helicon Cable Holdings, LLC (2)	Cable	Senior Debt (9.2%, Due 12/12) Subordinated Debt (14.3%, Due 6/13) Preferred LLC Interest (82,500 units) Standby Letter of Credit ($300)	10,072 5,750	10,072 5,750 8,316	10,072 5,750 8,316
Midwest Tower Partners,	Communications	Subordinated Debt (14.1%, Due 2/07) (12)	16,813	16,813	16,813
LLC (2)		Preferred LLC Interest		2,121	2,121
		Common LLC Interest		201	1,332
Superior Publishing	Newspaper	Senior Debt (9.0%, Due 12/06) (12)	20,759	20,759	20,759
Corporation (2)		Subordinated Debt (20.0%, Due 12/06) (12)	22,692	20,141	20,141
		Preferred Stock (7,999 shares)		7,999	8,545
		Common Stock (100 shares)		365	—
Telecomm South, LLC	Communications	Senior Debt (13.4%, Due 12/05)	7,996	2,582	1,100
		LLC Interest		10	—
West Coast Wireless Lines LLC	Conferences	LLC Interest		851	851
Working Mother Media,	Publishing	Senior Debt (7.5%, Due 6/06)	10,452	8,576	8,576
Inc. (6)		Class A Preferred Stock (12,497 shares)		12,497	4,192
		Class B Preferred Stock (1 share)		1	—
		Class C Preferred Stock (1 share)		1	—
		Common Stock (510 shares)		1	—
		Guaranty ($834)
Total Control Investments: Majority-owned (represents 26.1% of total investments at fair value)				311,896	286,850

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Non-majority owned (4):
ETC Group, LLC (6)	Publishing	Series A LLC Interest		$270	$123
		Series C LLC Interest		100	—
Fawcette Technical	Publishing	Senior Debt (14.5%, Due 12/06) (12)	$13,061	12,545	12,545
Publications Holding (2)		Subordinated Debt (14.8%, Due 12/06)	5,186	4,691	1,137
		Series A Preferred Stock (8,473 shares)		2,569	—
		Common Stock (5,010,379 shares)		—	—
Platinum Wireless, Inc.	Communications	Senior Debt (8.0%, Due 6/06)	389	389	389
		Common Stock (2,937 shares)		4,640	4,505
		Option to purchase Common Stock (expire 12/31/13)		272	98
Total Control Investments: Non-majority-owned (represents 1.7% of total investments at fair value)				25,476	18,797
Total Control Investments: (represents 27.8% of total investments at fair value)				337,372	305,647
Affiliate Investments (3):
iVerify. US Inc.	Security Alarm	Senior Debt (8.0%, Due 4/06)	75	75	75
		Common Stock (20 shares)		550	—
On Target Media, LLC	Other Media	Senior Debt (10.5%, Due 9/09) (12)	20,000	20,000	20,000
		Subordinated Debt (17.0%, Due 3/10) (12)	11,266	11,266	11,266
		Class A LLC Interest		1,508	2,610
		Class B LLC Interest		—	—
Stratford School Holdings, Inc. (2)	Education	Senior Debt (9.5%, Due 6/11) (12) Subordinated Debt (14.0%, Due 12/11) (12) Preferred Stock (10,000 shares) Warrants to purchase Common Stock (expire 5/31/15)	6,500 6,651	6,500 6,651	6,500 6,651
				1,059	1,059
				67	192

Sunshine Media Delaware,	Publishing	Senior Debt (13.7%, Due 12/07)	12,739	12,205	12,205
LLC (2)		Class A LLC Interest		564	—
		Warrants to purchase Class B LLC interest (expire 1/31/11)		—	—
Total Affiliate Investments (represents 5.5% of total investments at fair value)				60,445	60,558

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Non-Affiliate Investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt (13.1%, Due 12/12) (12)	$7,130	$7,130	$7,130
		Subordinated Debt (12.6%, Due 12/12) (12)	2,007	2,007	2,007
		Warrants to purchase Common Stock (expire 12/31/15)		—	—
Amerifit Nutrition, Inc. (2)	Drugs	Senior Debt (13.9%, Due 3/10) (12)	6,623	6,623	6,623
Archway Broadcasting Group, LLC	Broadcasting	Senior Debt (11.0%, Due 12/08) (12)	4,900	4,900	4,900
Auto Europe, LLC	Equipment Leasing	Subordinated Debt (11.3%, Due 10/12) (12)	13,500	13,500	13,500
B & H Education, Inc. (2)	Education	Senior Debt (10.5%, Due 3/10) (12)	4,000	4,000	4,000
		Preferred Stock ( 5,384 shares)		1,060	1,078
Badoud Enterprises, Inc. (2)	Newspaper	Senior Debt (9.7%, Due 9/11)	5,449	5,449	5,449
BLI Holdings, Inc. (2)	Drugs	Subordinated Debt (12.2%, Due 3/10) (12)	10,000	10,000	10,000
Builders First Source, Inc.	Building & Development	Senior Debt (6.2%, Due 8/11) (12)	889	889	894
Cambridge Information Group, Inc. (2)	Information Services	Senior Debt (8.7%, Due 6/07-6/11) (12)	26,825	26,825	26,825
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (11.1%, Due 12/11) (12)	2,377	2,377	2,270
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (6.6%, Due 7/10) (12)	1,778	1,778	1,797
Community Media Group, Inc. (2)	Newspaper	Senior Debt (8.9%, Due 9/10) (12)	22,365	22,365	22,365
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Debt (14.0%, Due 7/12) (12)	7,060	7,060	7,060
Country Road Communications LLC (2)	Communications	Subordinated Debt (11.6%, Due 7/13) (12)	13,000	13,000	13,000
Creative Loafing, Inc. (2)	Newspaper	Senior Debt (11.1%, Due 6/10) (12)	19,400	19,400	19,400
Crescent Publishing Company LLC (2)	Newspaper	Senior Debt (14.3%, Due 6/09-6/10) (12)	8,942	8,942	8,942
Cruz Bay Publishing, Inc. (2)	Publishing	Senior Debt (12.1%, Due 12/06) (12)	6,172	6,172	6,172
		Subordinated Debt (20.5%, Due 12/06) (12)	11,417	11,417	11,417
Dayton Parts Holdings, LLC(2)	Vehicle Parts & Supplies	Subordinated Debt (12.5%, Due 6/11)	16,000	16,000	16,000
		Preferred LLC Interest ( 16,371 units)		602	602
		Class A LLC Interest (10,914 units)		401	401

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
D&B Towers, LLC	Communications	Senior Debt (14.2%, Due 6/08) (12)	$5,022	$5,022	$5,022
dick clark productions, inc. (6)	Broadcasting	Common Stock (235,714 shares)		210	111
		Warrants to purchase Common Stock (expire 7/25/11)		858	1,085
The e-Media Club, LLC (6)	Investment Fund	LLC Interest		89	37
EAS Group, Inc.	Communications Equipment	Subordinated Debt (16.0%, Due 4/11) (12)	10,227	10,227	10,227
Empower IT Holdings, Inc. (2)	Information Services	Senior Debt (11.0%, Due 5/12)	10,000	10,000	10,000
		Subordinated Debt (14.5%, Due 6/12)	5,067	5,067	5,067
Equibrand Holding Corporation (2)	Leisure Activities	Senior Debt (11.5%, Due 3/10-9/10) (12)	4,640	4,640	4,640
		Subordinated Debt (16.0%, Due 3/11) (12)	8,763	8,763	8,763
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (10.7%, Due 12/12) (12)	5,000	5,000	5,000
GoldenSource Holdings Inc. (2)	Technology	Senior Debt (9.0%, Due 9/08)	17,000	17,000	17,000
		Warrants to purchase Common Stock (expire 10/31/08)		—	—
The Hillman Group, Inc.	Home Furnishings	Senior Debt (7.7%, Due 3/11) (12)	5,910	5,910	6,010
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (9.4%, Due 3/11) (12)	4,668	4,668	4,290
I-55 Internet Services, Inc. (6)	Communications	Senior Debt (17.5%, Due 12/06)	1,778	1,778	1,539
		Warrants to purchase Common Stock (expire 4/30/10)		366	—
Images.com, Inc.	Information Services	Senior Debt (12.5%, Due 12/07) (12)	2,664	2,664	2,664
Information Today, Inc. (2)	Information Services	Senior Debt (11.0%, Due 9/08) (12)	6,915	6,915	6,915
Instant Web, Inc.	Direct Mail Advertiser	Senior Debt (7.8%, Due 2/11) (12)	4,962	4,962	5,037
Jenzabar, Inc. (2)	Technology	Senior Debt (12.5%, Due 4/09) (12)	12,000	12,000	12,000
		Subordinated Debt (18.0%, Due 4/09-4/12) (12)	7,467	7,467	7,467
		Senior Preferred Stock (5,000 shares)		5,831	5,831
		Subordinated Preferred Stock (109,800 shares)		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)		422	7,630
The Joseph F. Biddle Publishing Company (2)	Newspaper	Senior Debt (7.4%, Due 12/11) (12)	7,225	7,225	7,225

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Jupitermedia Corporation	Information Services	Common Stock (148,373 shares)		$2,115	$2,084
Managed Health Care Associates, Inc.	Drugs	Senior Debt (10.3%, Due 6/09-6/10) (12)	$4,380	4,380	4,380
MD Beauty, Inc	Cosmetics	Subordinated Debt (11.3%, Due 2/13) (12)	9,000	9,000	9,079
MCI Holdings, LLC (2)	Management Consulting Service	Subordinated Debt (12.5%, Due 3/12)	17,102	17,102	17,102
		Class A LLC Interest (4,712,042 units)		3,000	3,000
Metropolitan Telecommunications Holding Company (2) (9)	Communications	Senior Debt (11.6%, Due 6/10-9/10) (12)	22,000	22,000	22,000
		Subordinated Debt (15.5%, Due 12/10) (12)	10,929	10,929	10,929
		Warrants to purchase Common Stock (expire 9/30/13)		1,843	3,897
Michael May	Security Alarm	Senior Debt (12.0%, Due 2/08)	450	450	450
MicroCal Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.0%, Due 3/10-9/10) (12)	13,900	13,900	13,900
		Subordinated Debt (14.5%, Due 3/11) (12)	9,115	9,115	9,115
MicroDental Laboratories (2)	Healthcare	Senior Debt (9.8%, Due 5/11-11/11) (12)	11,767	11,767	11,767
		Subordinated Debt (15.0%, Due 5/12) (12)	6,113	6,113	6,113
Miles Media Holding, Inc. (2)	Publishing	Senior Debt (10.9%, Due 6/12) (12)	8,287	8,287	8,287
		Subordinated Debt (15.4%, Due 12/12) (12)	4,000	4,000	4,000
		Warrants to purchase Common Stock (expire 6/3/15)		439	837
Monotype Imaging Holdings Corp. (2)	Technology	Senior Debt (8.8%, Due 11/09) (12)	4,850	4,850	4,850
MultiPlan, Inc.	Insurance	Senior Debt (7.0%, Due 3/09) (12)	3,194	3,194	3,234
Nalco Company	Ecological Services	Senior Debt (6.3%, Due 11/10) (12)	4,162	4,162	4,217
National Display Holdings, LLC (2)	Electronics	Senior Debt (9.7%, Due 12/10-12/11)	20,087	20,087	20,087
		Subordinated Debt (15.0%, Due 12/12)	13,000	13,000	13,000
		Class A LLC Interest (1,000,000 units)		1,000	1,000
National Product Services, Inc.	Business Services	Subordinated Debt (14.0%, Due 6/07) (12)	10,225	10,225	10,225
New Century Companies, Inc. (6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/30/10)		—	—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
OMP, Inc.	Drugs	Senior Debt (8.3%, Due 1/10-1/11) (12)	$7,714	$7,714	$7,714
PartMiner, Inc. (2)	Information Services	Senior Debt (15.0%, Due 6/09) (12)	5,240	5,240	5,240
Powercom Corporation (2)	Communications	Senior Debt (12.0%, Due 12/06) (12)	1,861	1,861	1,861
		Warrants to purchase Class A Common Stock (expire 6/30/14)		286	341
Quantum Medical Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.3%, Due 12/10-5/11)	17,535	17,535	17,535
		Subordinated Debt (15.0%, Due 12/11)	10,502	10,502	10,502
		Preferred LLC Interest (1,000,000 units)		1,001	1,001
R.R. Bowker, LLC (2)	Information Services	Senior Debt (11.4%, Due 12/08-12/09) (12)	16,650	16,650	16,650
Republic National Cabinet Corporation	Home Furnishings	Senior Debt (9.2%, Due 6/09) (12)	3,578	3,578	3,578
		Subordinated Debt (13.1%, Due 6/09) (12)	5,000	5,000	5,000
Sagamore Hill Broadcasting, LLC (2)	Broadcasting	Senior Debt (11.9%, Due 11/09) (12)	12,400	12,400	12,400
SCI Holdings, Inc	Communication Services	Subordinated Debt (11.5%, Due 11/12) (12)	7,500	7,500	7,500
Sheridan Healthcare, Inc.	Healthcare	Senior Debt (7.5%, Due 11/10) (12)	2,850	2,850	2,895
Sterigenics International, Inc.	Healthcare	Senior Debt (7.5%, Due 6/11) (12)	4,925	4,925	4,993
Survey Sampling International, LLC	Research	Senior Debt (7.3%, Due 5/11) (12)	3,911	3,911	3,943
Switch & Data Holdings, Inc.	Business Services	Subordinated Debt (11.6%, Due 4/11) (12)	12,000	12,000	12,000
SXC Health Solutions, Inc. (2)	Technology	Senior Debt (9.0%, Due 12/10) (12)	13,260	13,260	13,260
		Common Stock (1,111,100 shares)		1,235	2,630
Talk America Holdings, Inc. (6)	Communications	Warrants to purchase Common Stock (expire 8/17/06—3/31/07)		25	330

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Team Express, Inc.	Specialty Retail	Senior Debt (10.7%, Due 12/09-12/10) (12)	$13,364	$13,364	$13,364
		Subordinated Debt (15.0%, Due 6/11) (12)	7,108	7,108	7,108
Teleguam Holdings, LLC	Communications	Subordinated Debt (11.4%, Due 10/12) (12)	20,000	20,000	20,000
Tippmann Sports, LLC	Leisure Goods	Senior Debt (10.3%, Due 6/09) (12)	6,550	6,550	6,550
Total Sleep Holdings, Inc. (2)	Healthcare	Subordinated Debt (14.0%, Due 9/11) (12)	22,220	22,220	22,220
U. S. I. Holdings Corporation	Insurance	Senior Debt (6.7%, Due 8/08) (12)	2,970	2,970	2,982
VS&A-PBI Holding LLC (6)	Publishing	LLC Interest		500	—
VOX Communications Group Holdings, LLC (2)	Broadcasting	Senior Debt (10.8%, Due 12/07-6/10) (12)	10,350	10,350	10,350
		Convertible Preferred Subordinated Notes (12.0%, Due 6/15 )	1,062	1,062	1,062
Wicks Business Information, LLC	Publishing	Unsecured Notes (9.3%, Due 2/08)	215	215	215
Wiesner Publishing Company, LLC (2)	Publishing	Warrants to purchase membership interest in LLC (expire 6/30/12)		406	1,723
Wire Rope Corporation of America, Inc.	Industrial Equipment	Senior Debt (11.9%, Due 6/11) (12)	6,000	6,000	6,180
WirelessLines II, Inc.	Communications	Senior Debt (8.0%, Due 4/07)	185	185	185
Total Non-Affiliate Investments (represents 66.7% of total investments at fair value)			—	719,440	731,355
Total Investments				1,117,257	1,097,560
Unearned Income				(9,062)	(9,062)

Total Investments Net of Unearned Income				$1,108,195	$1,088,498

Call options written (included in Other Liabilities in the Consolidated Balance Sheets)
Metropolitan Telecommunications Holding Company (9)	Communications	Call options written		$575	$575
Total Call Options Written				$575	$575

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006 and 2005

(in thousands, except share data)

(1)	In August 2006, MCG sold 50.1% of its equity in Crystal Media Network, LLC (“Crystal Media”). As part of the same transaction, Crystal Media’s outstanding debt was paid off. At December 31, 2006, MCG had a written call option outstanding on up to a 10% interest in Crystal Media. The option expires January 31, 2008.
(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Non-income producing at the relevant period end.
(7)	In January 2005, MCG IH II, Inc., the sole owner of one of the Company’s majority-owned controlled portfolio companies, Bridgecom Holdings, Inc., completed a merger with and into BV-BC Acquisition Corporation, a wholly-owned subsidiary of Broadview Networks, Inc. The Company’s economic ownership in the new merged entity dropped below 50%; however, the Company retained greater than 50% of the voting control of the merged entity. Accordingly, our investment will continue to be reflected as a majority-owned control portfolio company.
(8)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(9)	In June 2005, MCG granted Metropolitan Telecommunication Holding Company an option to repurchase all of the warrants to purchase their common stock currently held by MCG at a specified price. This option expired on March 31, 2006.
(10)	In March 2006, I-55 Internet Services, Inc. merged with XFone, Inc.
(11)	In March 2006, a subsidiary of JupiterKagan, Inc., a majority-owned controlled portfolio company, purchased the JupiterResearch division of Jupitermedia Corporation. At December 31, 2005, Kagan Research, LLC was a consolidated subsidiary of MCG.
(12)	Some or all of this security has been pledged as collateral in one or more of MCG’s credit facilities. See Note 3 to the Consolidated Financial Statements.
(13)	In September 2006, Broadview Network Holdings, Inc. (“Broadview”) acquired ATX Communications, Inc. (“ATX”). In connection with the acquisition of ATX, MCG converted its Broadview subordinated debt to Broadview preferred stock. See Note 2 to the Consolidated Financial Statements for more detail on the ATX acquisition and its impact on the Company’s investment in Broadview.

See notes to consolidated financial statements

MCG Capital Corporation

Notes to Consolidated Financial Statements

(in thousands, except per share data)

Note 1—Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company”) is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. The Company is a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”).

The accompanying financial statements reflect the consolidated accounts of MCG, including Solutions Capital I, LP, Solutions Capital GP, LLC, and MCG’s special purpose financing subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, MCG Finance V, LLC, MCG Finance VI, LLC, MCG Finance VII, LLC, and MCG Finance VIII, LLC, with all significant intercompany balances eliminated. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest. Prior to January 1, 2006, Kagan Research, LLC was one of the Company’s consolidated subsidiaries. During the first quarter of 2006, Kagan Research, LLC and Jupiter Research, LLC merged to create JupiterKagan, Inc., which is reflected on the Company’s schedule of investments.

Use of estimates

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Summary of Significant Accounting Policies

Income Recognition

Interest and dividend income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When a loan becomes 90 days or more past due, or if MCG otherwise does not expect the customer to be able to service its debt and other obligations, MCG will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, MCG may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

Dividend income on equity investments that have stated accruing dividend rates is recorded on the accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity investments is recorded when declared and paid.

Contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. MCG will generally cease accruing PIK if there is insufficient value to support the accrual or it does not expect the customer to be able to pay all principal and interest due.

Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. MCG records the financial instruments received at fair value as determined by MCG’s board of directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to MCG’s ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through MCG’s statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan.

Other income

Advisory fees and other income is related to advisory and management services, equity structuring fees, prepayment fees, research revenues, bank interest, and other fees. Advisory and management services fees are recognized when earned. Equity structuring fees are recognized as earned, which is generally when the investment transaction closes. Prepayment fees are recognized upon receipt.

Securitization Transactions

Periodically, MCG transfers pools of loans to bankruptcy remote, special purpose entities for use in securitization transactions. These transfers of loans are treated as secured borrowing financing arrangements in accordance with FASB SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”.

Cash and Cash Equivalents

Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts, highly liquid investments with original maturities of 90 days or less, and interest bearing deposits collateralized by marketable debt securities.

Cash, Securitization Accounts

Cash, securitization accounts includes amounts held in designated bank accounts representing principal and interest payments received on securitized loans or other reserved amounts associated with the Company’s securitization facilities. The Company is required to use these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements.

Cash, Restricted

Cash, restricted includes cash that was received in exchange for the sale of an asset that is currently held in escrow.

Investments

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which MCG owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as those non-control investments in companies in which MCG owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

All investments are carried at fair value with any adjustments recorded in the statement of operations as investment gains (losses)—unrealized. The Company determines the value of each investment in its portfolio on a quarterly basis. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in the Company’s portfolio, the Company values substantially all of its investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2006, approximately 95% of the Company’s total assets represented investments of which approximately 97% are valued at fair value and approximately 3% are valued at market value based on readily ascertainable public market quotes at December 31, 2006. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation on investments in its statement of operations.

As a business development company, the Company invests primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. The Company generally includes many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In some cases, the Company’s loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. The Company’s investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that the Company makes and the nature of its business, the Company’s valuation process requires an analysis of various factors. The Company’s fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

The Company bases the fair value of its investments on the enterprise value of the portfolio companies in which it invests. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, the Company analyzes the portfolio company’s historical and projected financial results. The Company generally prepares discounted cash flow models based on its projections of the future free cash flows of the business and industry derived capital costs. The Company reviews external events, including private mergers and acquisitions, and includes these events in the enterprise valuation process. The Company also uses industry valuation benchmarks and reviews public market

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

comparables. In certain cases, the Company retains independent valuation firms to perform valuations that it considers as part of its determination of portfolio company value. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event may be used to corroborate the Company’s estimate of enterprise value.

For loans and debt securities, if there is adequate enterprise value to support the repayment of the Company’s debt then the fair value of its loan or debt security typically corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of the Company’s equity investments is determined based on various factors including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, as well as other pertinent factors such as recent offers to purchase a portfolio company, recent sales of the portfolio company’s equity securities, recent liquidation events or other events. The investment value is discounted if it is illiquid in nature and/or a minority, non-control position.

During the fourth quarter of 2006, in connection with its process for determining fair value as of December 31, 2006, the Company retained two independent valuation firms to perform independent valuations of certain of its portfolio companies. These valuations were considered by the board of directors in their determination of fair value. The Company intends to continue to utilize independent valuation consultants to obtain additional support in the preparation of our internal valuation analyses each quarter.

Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Debt Issuance Costs

Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These costs are amortized into the consolidated statement of operations as interest expense ratably over the contractual term of the borrowing using the effective interest method.

Share-based Compensation

The Company recognizes share based compensation in accordance with FASB Statement No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”), which it adopted effective January 1, 2006 using the modified prospective method. Effective January 1, 2006, unearned compensation amounts previously recorded as a separate component of equity on the Company’s balance sheet are included in paid-in capital. In accordance with FAS 123R, the Company recognizes compensation cost related to share based awards for which forfeiture provisions are expected to lapse over the requisite service period.

Prior to January 1, 2006, the Company accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” The adoption of SFAS No. 123R did not impact the Company’s net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share. See Note 9 for further discussion of the Company’s share based compensation.

Income Taxes

The Company currently qualifies as a regulated investment company (a “RIC”) for federal income tax purposes, which allows it to avoid paying corporate income taxes on any income or gains that it distributes to its

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

shareholders. The Company has distributed and intends to distribute sufficient dividends to eliminate taxable income. The Company may also be subject to federal excise tax if it does not distribute at least 98% of its investment company taxable income in any calendar year and 98% of its capital gain net income in any calendar year.

The Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of the Company’s portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated with the Company for GAAP purposes, such that the Company’s consolidated financial statements reflect its investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass–through entities) and still satisfy the RIC tax requirement that at least 90% of the Company’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass–through entity) portfolio investment would flow through directly to the Company. To the extent that such income did not consist of investment income, it could jeopardize the ability of the Company to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. Where the LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, their income is taxed to the Taxable Subsidiaries and does not flow through to the Company, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, if any, is reflected in the Company’s Consolidated Statement of Operations.

Earnings Per Share

Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period and the dilutive impact of restricted stock for which forfeiture provisions have not lapsed.

Goodwill

The Company records goodwill in accordance with FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”). As of December 31, 2006 and December 31, 2005, the balance of goodwill was $3,851 and $6,224, respectively, and is included in other assets on the Consolidated Balance Sheets. In accordance with SFAS No. 142, the Company has tested its intangible assets with indefinite lives for impairment and determined that there were no impairments as of those dates.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123R), which replaced SFAS No. 123 and superseded APB Opinion No. 25. SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

statements based on their fair values. SFAS No. 123R is effective beginning with the first interim period of the fiscal year beginning after June 15, 2005. MCG adopted SFAS No. 123R effective January 1, 2006. See Note 9, “Share Based Compensation”.

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN No. 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN No. 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 will be effective as of the last day of the first reporting period beginning after December 15, 2006, which is March 31, 2007.

The Company has conducted a review of all open tax year’s income recognition and expense deduction filing positions and income tax returns filed (federal and state) for determination of any uncertain tax positions that may require recognition of a tax liability. This review encompassed an analysis of all book/tax difference adjustments as well as the timing of income and expense recognition for all tax years still open under the statute of limitations. As a result, the Company has determined that it is more likely than not that each tax position taken on a previously filed return or to be taken on current tax returns will be sustained on examination based on the technical merits of the positions and therefore, no recognition of a tax liability on an uncertain tax position for FIN No. 48 purposes is anticipated.

In September 2006, the FASB issued SFAS No. 157 (“SFAS No. 157”), “Fair Value Measurements.” Among other requirements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value and also expands disclosure about the use of fair value to measure assets and liabilities. SFAS No. 157 is effective for the first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact of SFAS No. 157 on its financial position and results of operations.

Note 2—Investments

The composition of MCG’s investments as of December 31, 2006 and 2005, at cost, was as follows, excluding unearned income:

	December 31, 2006		December 31, 2005
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Secured senior debt	$384,490	30.9%	$544,449	48.7%
Subordinated debt
Secured	506,681	40.8	333,080	29.8
Unsecured	25,233	2.0	61,557	5.5

Total debt investments	916,404	73.7	939,086	84.0

Preferred equity	296,942	23.9	146,905	13.1
Common/Common equivalents equity	29,359	2.4	31,266	2.9

Total equity investments	326,301	26.3	178,171	16.0

Total	$1,242,705	100.0%	$1,117,257	100.0%

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

The composition of MCG’s investments as of December 31, 2006 and 2005, at fair value, was as follows, excluding unearned income:

	December 31, 2006		December 31, 2005
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Secured senior debt	$389,721	31.0%	$542,981	49.5%
Subordinated debt
Secured	494,992	39.3	329,498	30.0
Unsecured	24,666	2.0	61,557	5.6

Total debt investments	909,379	72.3	934,036	85.1

Preferred equity	285,150	22.7	126,664	11.5
Common/Common equivalents equity	63,083	5.0	36,860	3.4

Total equity investments	348,233	27.7	163,524	14.9

Total	$1,257,612	100.0%	$1,097,560	100.0%

The Company’s debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 10% to 16%, a portion of which may be deferred. At December 31, 2006, approximately 64% of loans in the portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 36% were at fixed rates. In addition, at December 31, 2006, approximately 31% of the loan portfolio has floors of between 1.50% and 3.0% on the LIBOR base index. The Company’s loans generally have stated maturities at origination that range from four to eight years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

When one of the Company’s loans becomes 90 days or more past due, or if the Company otherwise does not expect the customer to be able to service its debt and other obligations, the Company will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all past due principal and interest has been paid or otherwise restructured such that the interest income is determined to be collectible. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes our loans greater than 90 days past due and loans on non-accrual status, at fair value, at December 31, 2006 and December 31, 2005:

	December 31, 2006			December 31, 2005
	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans greater than 90 days past due
On non-accrual status	$20,129	2.21%	1.60%	$3,218	0.34%	0.29%
Not on non-accrual status	1,798	0.20%	0.14%	13,553	1.45%	1.23%

Total loans greater than 90 days past due	$21,927	2.41%	1.74%	$16,771	1.79%	1.52%

Loans on non-accrual status
0 to 90 days past due	$15,259	1.68%	1.21%	$9,522	1.02%	0.87%
Greater than 90 days past due	20,129	2.21%	1.60%	3,218	0.34%	0.29%

Total loans on non-accrual status	$35,388	3.89%	2.81%	$12,740	1.36%	1.16%

Loans on non-accrual status or greater than 90 days past due	$37,186	4.09%	2.95%	$26,293	2.81%	2.39%

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Set forth below are tables showing the composition of MCG’s portfolio by industry (excluding unearned income) at cost and fair value as of December 31, 2006 and 2005:

	December 31, 2006		December 31, 2005
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost(a)	Percentage of Total Portfolio(a)
Telecommunications—CLECs (competitive local exchange carriers)	$280,394	22.6%	$221,433	19.8%
Other Communications	81,605	6.6	71,725	6.4
Healthcare	106,967	8.6	89,532	8.0
Newspaper	89,760	7.2	112,645	10.1
Publishing	71,623	5.8	86,307	7.7
Laboratory Instruments	57,868	4.6	52,053	4.7
Plastic Products	57,052	4.6	—	—
Home Furnishings	53,696	4.3	19,156	1.7
Business Services	51,765	4.2	22,225	2.0
Information Services	48,379	3.9	75,476	6.8
Cable	38,711	3.1	33,275	3.0
Broadcasting	38,440	3.1	36,859	3.3
DVD Rental	28,567	2.3	—	—
Sporting Goods	26,920	2.2	—	—
Education	26,740	2.1	19,337	1.7
Electronics	24,682	2.0	34,087	3.0
Other Media	22,497	1.8	32,774	2.9
Food Services	21,204	1.7	—	—
Technology	19,430	1.6	58,895	5.3
Retail	19,158	1.5	20,472	1.8
Auto Parts	16,997	1.4	17,003	1.5
Drugs	15,569	1.2	28,717	2.6
Leisure Activities	14,314	1.2	13,403	1.2
Photographic Studio	12,897	1.0	—	—
Cosmetics	6,755	0.5	11,377	1.0
Car Rental	—	—	13,500	1.2
Other(b)	10,715	0.9	47,006	4.3

	$1,242,705	100.0%	$1,117,257	100.0%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry classification.
(b)	No individual industry within this category exceeds 1%.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

	December 31, 2006		December 31, 2005
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value(a)	Percentage of Total Portfolio(a)
Telecommunications—CLECs (competitive local exchange carriers)	$274,108	21.8%	$213,379	19.4%
Other Communications	83,988	6.7	68,846	6.3
Healthcare	106,519	8.5	91,040	8.4
Newspaper	90,640	7.2	112,826	10.3
Publishing	68,020	5.4	72,280	6.6
Laboratory Instruments	58,402	4.6	52,052	4.7
Plastic Products	57,052	4.5	—	—
Home Furnishings	52,512	4.2	18,878	1.7
Business Services	51,230	4.1	22,225	2.1
Information Services	47,440	3.8	75,444	6.9
Broadcasting	39,851	3.2	31,953	2.9
Cable	38,711	3.1	33,275	3.0
Technology	36,188	2.9	66,103	6.0
Education	30,987	2.5	19,479	1.8
DVD Rental	28,567	2.3	—	—
Sporting Goods	26,920	2.1	—	—
Electronics	24,834	2.0	34,087	3.1
Other Media	24,110	1.9	33,876	3.1
Food Services	21,204	1.7	—	—
Retail	19,353	1.5	20,472	1.9
Auto Parts	17,198	1.4	17,003	1.5
Drugs	15,569	1.2	28,717	2.6
Leisure Activities	14,314	1.1	13,403	1.2
Photographic Studio	12,897	1.0	—	—
Cosmetics	6,272	0.5	11,349	1.0
Car Rental	—	—	13,500	1.2
Other(b)	10,726	0.8	47,373	4.3

	$1,257,612	100.0%	$1,097,560	100.0%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry classification.
(b)	No individual industry within this category exceeds 1%.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 3—Borrowings

The following is a summary of the borrowings for the years ended December 31, 2006, and 2005:

	December 31, 2006		December 31, 2005
	Facility amount	Amount outstanding	Facility amount	Amount outstanding
Unsecured Notes	$50,000	$50,000	$50,000	$50,000
Commercial Loan Trust 2005-2	—	—	250,000	159,181
Commercial Loan Trust 2006-2	200,000	84,040	—	—
Commercial Loan Funding Trust Facility	250,000	83,943	250,000	160,000
Term Securitizations
Series 2004-1 Class A-1 Asset Backed Bonds	—	—	81,138	81,138
Series 2004-1 Class A-2 Asset Backed Bonds	—	—	31,500	31,500
Series 2004-1 Class B Asset Backed Bonds	—	—	43,500	43,500
Series 2004-1 Class C Asset Backed Bonds	—	—	15,800	15,800
Series 2006-1 Class A-1 Notes	106,250	106,250	—	—
Series 2006-1 Class A-2 Notes	50,000	11,400	—	—
Series 2006-1 Class A-3 Notes	85,000	35,000	—	—
Series 2006-1 Class B Notes	58,750	58,750	—	—
Series 2006-1 Class C Notes	45,000	45,000	—	—
Series 2006-1 Class D Notes	47,500	47,500	—	—
Revolving Unsecured Credit Facility	100,000	—	50,000	—

Total	$992,500	$521,883	$771,938	$541,119

All of the Company’s debt facilities, except the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through the Company’s bankruptcy remote, special purpose, wholly owned subsidiaries and, therefore, the assets of these subsidiaries may not be available to the Company’s creditors. In some cases, advances under the Company’s debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans the Company may leverage as collateral. The Company borrows directly as well as indirectly through credit facilities maintained by its subsidiaries.

Unsecured Notes.    On October 11, 2005, the Company issued $50,000 of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2006-2.    On May 2, 2006 the Company established, through MCG Commercial Loan Trust 2006-2, a $200,000 warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250,000 of commercial loans with borrowings of up to $200,000 subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from the Company. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

The Company uses this facility to fund the origination of loans that will collateralize a future term securitization. Advances under the facility, equal to 80% of the value of commercial loans purchased by the trust, bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on the earlier of November 30, 2007 or the completion of a term securitization and may be extended under certain circumstances. As of December 31, 2006 the Company had $84,040 outstanding under this facility.

MCG Commercial Loan Funding Trust.    On November 10, 2004, the Company established, through MCG Commercial Loan Funding Trust, a $150,000 warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by the Company to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Through July 29, 2005, advances under the facility bore interest based on a commercial paper rate plus 1.15%.

On July 29, 2005, the Company amended the MCG Commercial Loan Funding Trust facility. Pursuant to this amendment, the total facility amount was increased from $150,000 to $250,000, the interest rate was changed from commercial paper rate plus 1.15% to commercial paper rate plus 0.95%, the concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 25% to 35%, and other minor modifications were made. On April 17, 2006 the Company again amended this facility to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 35% to 50% and the inclusion of additional industry segments. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. During July 2006, the facility was renewed until July 27, 2007. As of December 31, 2006, the Company had $83,943 outstanding under this credit facility. See “Note 13 – Subsequent Events” for further discussion.

Commercial Loan Trust 2006-1.    On April 18, 2006, the Company completed a $500,000 debt securitization through MCG Commercial Loan Trust 2006-1, its wholly owned subsidiary. The 2006-1 Trust issued $106,250 of Class A-1 Notes rated AAA / Aaa, $50,000 of Class A-2 Notes rated AAA / Aaa, $85,000 of Class A-3 Notes rated AAA / Aaa, $58,750 of Class B Notes rated AA / Aa2, $45,000 of Class C Notes rated A / A2 and $47,500 of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

The Company retains all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from the Company. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes and are required to be drawn by April 2007. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans totaling $408,562 as of December 31, 2006, which

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

were purchased by the trust from the Company. Additional commercial loans will be purchased by the trust from the Company primarily using the proceeds from the Class A-3 delayed draw notes and the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. As of December 31, 2006, a total of $303,900 of these notes were outstanding.

Revolving Unsecured Credit Facility.    This facility was established on September 20, 2005 as a result of an amendment to the Company’s Senior Secured Credit facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to that amendment the facility was no longer secured by the Company’s assets and was committed up to $50,000. On June 19, 2006, the Company made a second amendment to this facility. Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $50,000 to $60,000, the maturity date was extended from September 19, 2006 to June 18, 2007, and an additional lender was added to this facility. Other minor modifications were also made to this facility. HVB maintained its $50,000 commitment, and the additional $10,000 was committed by Chevy Chase Bank. On August 7, 2006, the Company again amended this facility. Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $60,000 to $75,000, and an additional lender was added to this facility. HVB and Chevy Chase Bank maintained their $50,000 and $10,000 commitments, respectively, and the additional $15,000 was committed by Sovereign Bank. On November 29, 2006, the Company again amended this facility. Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $75,000 to $100,000, and an additional lender was added to this facility. HVB, Chevy Chase Bank, and Sovereign Bank maintained their $50,000, $10,000, and $15,000 commitments, respectively, and the additional $25,000 was committed by Royal Bank of Canada.

This credit facility is unsecured and is committed up to $100,000 on a revolving basis. In addition, this Revolving Unsecured Credit Facility allows for additional lenders with HVB acting as the agent. Advances under this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, and minimum cash net investment income. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. As of December 31, 2006, the Company had no amounts outstanding under this credit facility.

Commercial Loan Trust 2005-2.    On June 9, 2005, the Company established, through MCG Commercial Loan Trust 2005-2, a $250,000 warehouse credit facility with Merrill Lynch Capital Corp. On April 18, 2006, this facility terminated in connection with the Company’s Term Securitization 2006-1. The warehouse credit facility allowed MCG Commercial Loan Trust 2005-2 to borrow up to $250,000 subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred by us to the trust. Under the terms of the credit and warehouse agreement, the loans could be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be senior secured commercial loans. Advances under the facility bore interest based on LIBOR plus 0.75% and interest was payable monthly.

Term Securitization 2004-1.    On September 30, 2004, the Company established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

to hold up to $397,700 of loans. The facility was secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled approximately $228,047 as of December 31, 2005. On July 20, 2006, the Company repaid the 2004-1 Notes using approximately $61,868 of cash from the Commercial Loan Trust 2004-1 and its Commercial Loan Trust 2006-1 securitization and $15,000 of new borrowings from its Commercial Loan Trust 2006-1 securitization. This facility was scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes.

The 2004-1 Trust issued $250,500 of Class A-1 Notes rated Aaa/AAA, $31,500 of Class A-2 Notes rated Aa1/AAA, $43,500 of Class B Notes rated A2/A and $15,800 of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, the Company sold the Class C securities, which had previously been retained by the Company. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bore interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

Borrowing repayments based on the contractual principal collections of the loans which comprise the collateral would be:

2007	$167,983
2008	—
2009	—
2010	50,000
2011 and thereafter	303,900

Total	$521,883

Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

Borrowings outstanding, by interest rate benchmark, as of December 31, 2006 and December 31, 2005 were as follows:

	December 31, 2006	December 31, 2005
90-day LIBOR	$387,940	$331,119
Commercial paper rate	83,943	160,000
Fixed Rate	50,000	50,000

	$521,883	$541,119

Note 4—Capital Stock

MCG has one class of common stock and one class of preferred stock authorized. The Company’s board of directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof subject to the 1940 Act.

In 2006, MCG raised $68,642 of net proceeds by selling 4,600 shares of newly issued common stock. In 2005, MCG raised $117,015 of net proceeds by selling 8,030 shares of newly issued common stock.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

The following table summarizes MCG’s distributions declared since January 1, 2005:

Date Declared	Record Date	Payment Date	Amount
February 15, 2007	March 15, 2007	April 27, 2007	$0.44
October 26, 2006	November 22, 2006	January 30, 2007	0.42
July 27, 2006	August 24, 2006	October 30, 2006	0.42
April 27, 2006	May 25, 2006	July 28, 2006	0.42
February 16, 2006	March 16, 2006	April 27, 2006	0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27, 2005	May 26, 2005	July 28, 2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42

A return of capital for federal income tax purposes, which MCG calls a tax return of capital, of $0.67 per share, $0.22 per share and $0.53 per share occurred with respect to the fiscal years ended December 31, 2006, 2005 and 2004, respectively. Each year a statement on Form 1099-DIV identifying the source of the dividend (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to MCG’s stockholders. To the extent MCG’s taxable earnings fall below the total amount of MCG’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to MCG’s stockholders. See “Note 6 – Income Taxes” for further discussion.

Note 5—Employee Benefit Plans

MCG sponsors a contributory savings plan (“The Plan”). The Plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first day of the calendar quarter following an employee’s date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. Expenses related to the Plan were $236, $265, and $692 for the years ended December 31, 2006, 2005, and 2004, respectively.

MCG has created a deferred compensation plan for certain executives that allows them to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG’s internal cost of funds rate, as defined by the plan. Expenses related to the Plan were $46, $56, and $35 for the years ended December 31, 2006, 2005, and 2004, respectively.

Note 6—Income Taxes

Through December 31, 2001 the Company was taxed under Subchapter C of the Internal Revenue Code. Effective January 1, 2002 the Company elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company’s taxable income therefore generally will not be subject to Federal taxation to the extent such taxable income is distributed to stockholders and the Company annually meets certain qualification and minimum distribution requirements. During the year ended December 31, 2006, the Company recorded a tax provision of approximately $2,712. This tax provision is primarily related to unrealized gains on the Company’s investments.

Deferred income taxes subsequent to conversion to a business development company reflect taxes on built-in gains on equity investments, which amounted to $377, $377, and $989 at December 31, 2006, 2005, and 2004, respectively.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

The tax cost basis of the Company’s investments as of December 31, 2006, 2005, and 2004 approximates the book cost basis. In addition, the components of stockholders’ equity on a tax basis are not materially different from components of stockholders’ equity on a book basis for the years ended December 31, 2006, 2005, and 2004.

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, capital gains, or a combination thereof. Distributions paid per common share for the years ended December 31, 2006, 2005, and 2004 were taxable as follows:

	2006		2005		2004
Dividends declared during the year	$1.68		$1.68		$1.68
Dividends declared in 2003 but treated as taxable in 2004 as required by the Internal Revenue Code	—		—		0.42
Dividends declared in 2004 but treated as taxable in 2005 as required by the Internal Revenue Code	—		0.42		(0.42)
Dividends declared in 2005 but treated as taxable in 2006 as required by the Internal Revenue Code	0.42		(0.42)		—
Dividends declared in 2006 but treated as taxable in 2007 as required by the Internal Revenue Code	(0.42)		—		—

Dividends paid for tax purposes	$1.68		$1.68		$1.68

Ordinary income (a)	1.01	60.1%	1.31	78.0%	1.09	64.6%
Capital gains (a)	—	—	0.15	9.0	0.06	3.7
Return of capital (b)	0.67	39.9	0.22	13.0	0.53	31.7

Total reported on tax Form 1099-DIV	$1.68	100.0%	$1.68	100.0%	$1.68	100.0%

(a)	For 2006, 2005 and 2004, ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

On a tax basis, distributions to stockholders in 2006 were $53,020 of ordinary income and $35,204 of return of capital, and in 2005 were $61,582 of ordinary income, $7,136 of capital gain, and $10,221 of return of capital.

The following table is a reconciliation of GAAP net income to taxable net income for the years ended December 31, 2006 and 2005:

(dollars in thousands)	2006	2005
Net income	$100,949	$68,193
Net loss of subsidiary not consolidated for tax purposes	—	1,744
Net change in unrealized (appreciation) depreciation on investments not taxable until realized	(34,604)	1,343
Timing difference related to deductibility of long- term incentive compensation	2,468	3,262
Interest income on nonaccrual loans that is taxable	3,612	2,437
Dividend income accrued for GAAP purposes which is not yet taxable	(21,612)	(6,516)
Federal tax expense	2,661	(595)
Other, net	(93)	(2,594)

Taxable income before deductions for distributions	$53,381	$67,274

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 7—Commitments and Contingencies

MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

The balance of unused commitments to extend credit was $71,581 and $37,330 at December 31, 2006 and 2005, respectively. The estimated fair value of these commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $358 and $187 at December 31, 2006 and 2005, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

From time to time, the Company provides guarantees or standby letters of credit on behalf of its portfolio companies. As of December 31, 2006 and 2005, the Company had guarantees and standby letters of credit of approximately $9,480 and $10,226, respectively.

Certain premises are leased under agreements which expire at various dates through 2013. Total rent expense amounted to $1,541, $1,758, and $1,725 during the years ended December 31, 2006, 2005, and 2004, respectively.

Future minimum rental commitments as of December 31, 2006 for all non-cancelable operating leases with initial or remaining terms of one year or more were as follows:

2007	$1,607
2008	1,939
2009	2,004
2010	2,070
2011 and thereafter	4,070

Total	$11,690

The Company is also a party to certain legal proceedings incidental to the normal course of its business including the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

Note 8—Concentrations of Credit Risk

At December 31, 2006, the Company’s ten largest customers represented approximately 41.3% of the total fair value of the Company’s investments and accounted for approximately 37.5% of the Company’s operating

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

income during the year ended December 31, 2006. At December 31, 2006, approximately 28.5% of the Company’s portfolio at fair value was invested in companies in the communications industry, of which 21.8% were in competitive local exchange carriers, or CLECs. The Company’s two largest customers, Broadview Networks Holdings, Inc. (“Broadview”) and Cleartel Communications, Inc. (“Cleartel”) are CLEC’s. The Company’s remaining investments in the communications industry include telecommunications tower companies, rural local exchange carriers, Internet service providers, wireless companies and security alarm companies.

At December 31, 2006, the Company holds preferred stock in Broadview which had an aggregate fair value of $159,762. The preferred stock is convertible into common stock and represents a 58% ownership of the preferred stock and a 52% ownership interest on an as-if converted basis. As of December 31, 2006, the Company’s preferred stock investment entitles it to aggregate claims of approximately $237,685, prior to any claims by Broadview common shareholders. The Company is also entitled to accumulating dividends on its preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $237,685. On September 29, 2006, Broadview completed the acquisition of ATX, an integrated communications provider serving business customers in the Mid-Atlantic region. Broadview financed the ATX acquisition using a portion of the proceeds from a $210.0 million offering of 11 3/8% Senior Secured Notes due 2012, which were offered through Rule 144A under the Securities Act of 1933, as amended (the “Bond Offering”). Any amounts outstanding on the Bond Offering and Broadview’s $25,000 revolving credit facility from a third party, which Broadview also obtained during the third quarter of 2006, are payable prior to any payments of preferred claims. At December 31, 2006, the Company did not hold any debt investments in Broadview.

At December 31, 2006, the Company’s Broadview investment represented approximately 12.7% of the fair value of its total investments compared to 8.7% of the fair value of its total investments at December 31, 2005. Additionally, the Company’s investment in Broadview accounted for $22,345, or 14.5%, of its total operating income for the year ended December 31, 2006, compared to $17,460, or 14.6%, of its total operating income for the year ended December 31, 2005.

At December 31, 2006, the Company’s Cleartel investment represented approximately 5.8% of the fair value of its total investments compared to 7.2% of the fair value of its total investments at December 31, 2005. Additionally, the Company’s investment in Cleartel accounted for $7,473, or 4.8%, of its total operating income for the year ended December 31, 2006, compared to $3,681, or 3.1%, of its total operating income for the year ended December 31, 2005.

Note 9—Share Based Compensation

Prior to January 1, 2006, the Company accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Effective January 1, 2006, the Company adopted the FASB Statement No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”) using the modified prospective method. The adoption of SFAS No. 123R did not impact the Company’s net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share. Effective January 1, 2006, unearned compensation amounts previously recorded as a separate component of equity on the Company’s balance sheet are included in paid-in capital.

In accordance with FAS 123R, the Company recognizes compensation cost related to share based awards for which forfeiture provisions are expected to lapse. The Company uses its historical forfeiture rate as a basis for

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

its estimate of awards for which forfeiture provisions will lapse. The grant date is generally the date on which MCG and the employee reach a mutual understanding of the key terms and conditions of a share based award. The grant date fair value of the restricted share awards is based on the closing price of the Company’s common stock as reported on the NASDAQ Global Select Market on that date. For those awards subject to service conditions, the Company uses the straight line method over the entire service period. During June 2006, the 2006 Employee Restricted Stock Plan (“2006 Plan”) was approved by the Company’s shareholders. The Company may issue up to 3,500 shares under the 2006 Plan. Awards granted under the 2006 Plan may be subject to service, performance, or market conditions as specified in the award agreements.

In 2001, MCG terminated its stock option plan and the option grants made thereunder. In connection with the termination of its stock option plan, MCG issued approximately 1,540 shares of restricted stock, for which forfeiture provisions have not lapsed with respect to approximately 206 as of December 31, 2005. During 2006, the Company granted 483 restricted shares under the 2006 Plan. Of these 483 restricted shares, forfeiture provisions lapsed with respect to 83 immediately upon issuance, and forfeiture provisions will lapse with respect to 300 on a quarterly basis from December 31, 2006 through December 31, 2009, subject to service conditions of continued employment with the Company, while forfeiture provisions will lapse with respect to the other 100 annually on September 1, 2007 and September 1, 2008, subject to service conditions of continued employment with the Company.

During the years ended December 31, 2006 and 2005, the Company recognized compensation expense related to share-based awards in the amount of $4,514 and $6,523, respectively. Included in this amount are dividends of approximately $1,045 and $2,102 that were paid on shares securing non-recourse employee loans. At December 31, 2006, all the restricted share awards for which forfeiture provisions have not lapsed carried non-forfeitable dividend rights to the holder of the restricted shares. Dividends paid on restricted shares for which forfeiture provisions are expected to lapse are charged to retained earnings while dividends paid on restricted shares for which forfeiture provisions are not expected to lapse are charged to compensation expense. During the year ended December 31, 2006, no dividends paid on restricted stock for which forfeiture provisions have not lapsed were charged to compensation expense as forfeiture provisions are expected to lapse with respect to all such shares. At December 31, 2006, total unrecognized compensation cost related to restricted stock granted to employees was approximately $6,589 and is expected to be recognized over a weighted average remaining requisite service period of approximately 2.4 years.

Additionally, pursuant to employment agreements with certain executives dated September 18, 2006, the Company will grant to these executives 200 restricted shares, under the 2006 Plan, that will be subject to both service and performance conditions. Forfeiture provisions will lapse with respect to these 200 restricted shares annually each February 28 from 2007 to 2010. As of December 31, 2006, these 200 shares are not yet considered granted under FAS 123R because the performance conditions had not yet been established. Therefore, the Company has not recorded any compensation expense related to these 200 shares. See “Note 13 – Subsequent Events” for additional discussion regarding the 200 restricted shares with performance conditions and for additional discussion of share based compensation.

Non-Employee Director Share Based Compensation

During June 2006, the 2006 Non-Employee Director Restricted Stock Plan (“2006 Non-Employee Plan”) was approved by the Company’s shareholders. The Company may issue up to 100 shares under the 2006 Non-Employee Plan. During the year ended December 31, 2006, the Company granted 25 restricted shares under the 2006 Non-Employee Plan to certain non-employee directors. Forfeiture provisions will lapse with respect to

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

these restricted shares annually each March 31 from 2007 to 2009. This compensation cost is considered part of the general compensation to these non-employee directors and, therefore, is included as a component of general and administrative expenses on the Company’s Consolidated Statement of Operations for the year ended December 31, 2006. At December 31, 2006, total unrecognized compensation cost related to restricted stock granted to non-employee directors was approximately $400 and is expected to be recognized over a weighted average remaining requisite service period of approximately 2.2 years.

The following table summarizes the Company’s restricted stock award activity during the year ended December 31, 2006:

	Shares	Weighted Average Grant Date Fair Value per Share
Subject to forfeiture provisions at December 31, 2005	206	$17.01
Granted	508	16.83
Not subject to forfeiture provisions	(256)	17.56
Forfeited	—	—

Subject to forfeiture provisions at December 31, 2006	458	$16.50

Note 10—Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2006, 2005, and 2004:

	Year Ended December 31,
	2006	2005	2004
Basic
Net income	$100,949	$68,193	$47,647
Weighted average common shares outstanding	54,227	48,109	41,244
Earnings per common share-basic	$1.86	$1.42	$1.16
Diluted
Net income	$100,949	$68,193	$47,647
Weighted average common shares outstanding	54,227	48,109	41,244
Dilutive effect of stock options and restricted stock on which forfeiture provisions have not lapsed	37	22	54

Weighted average common shares and common stock equivalents	54,264	48,131	41,298
Earnings per common share-diluted	$1.86	$1.42	$1.15

For purposes of calculating earnings per common share, shares of restricted common stock for which forfeiture provisions have not lapsed and are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. Shares of restricted common stock for which forfeiture provisions have not lapsed and are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 11—Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended with the quarter ended December 31, 2006. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2006
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$37,637	$35,270	$40,864	$40,622
Net operating income before investment gains and losses	20,764	18,885	20,064	23,931
Net income	26,402	22,910	22,116	29,521
Earnings per common share—basic and diluted	$0.50	$0.43	$0.42	$0.52

	2005
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$28,115	$30,158	$28,374	$32,898
Net operating income before investment gains and losses	14,491	16,430	12,887	16,707
Net income	13,058	19,880	16,695	18,560
Earnings per common share—basic and diluted	$0.29	$0.42	$0.34	$0.37

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 12—Financial Highlights

Following is a schedule of financial highlights for the years ended December 31, 2006, 2005, 2004, 2003 and 2002:

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value at beginning of period (a)	$12.48	$12.22	$11.98	$11.56	$12.46
Net operating income before investment gains and losses (b)	1.54	1.26	1.10	1.45	1.57
Net realized (losses) gains on investments (b)	(0.27)	0.19	(0.20)	(0.60)	(0.34)
Net change in unrealized appreciation (depreciation) on investments (b)	0.64	(0.03)	0.26	0.43	(1.12)
Provision for income taxes on investment gains	(0.05)

Net income	1.86	1.42	1.16	1.28	0.11
Distributions from net investment income	(1.01)	(1.27)	(1.15)	(1.40)	(1.76)
Distributions from capital gains	—	(0.19)	—	—	—
Distributions from return of capital	(0.67)	(0.22)	(0.53)	(0.25)	—
Effect on distributions of stock offerings after record dates (c)	0.12	0.16	0.10	0.23	0.08
Effect of distributions recorded as compensation expense (b)	0.02	0.04	0.06	0.06	0.09

Net decrease in stockholders’ equity resulting from distributions	(1.54)	(1.48)	(1.52)	(1.36)	(1.59)
Net increase in shareholders’ equity resulting from reduction in employee loans	0.05	0.02	0.01	0.01	0.03
Issuance of shares	2.45	2.35	3.13	3.06	4.29
Dilutive effect of share issuances, issuance of restricted stock and restricted stock subject to forfeiture provisions (d)	(2.54)	(2.14)	(2.77)	(2.68)	(3.88)
Net increase in stockholders’ equity from restricted stock amortization (b)	0.07	0.09	0.23	0.11	0.14

Net increase in stockholders' equity relating to share issuances	0.03	0.32	0.60	0.50	0.58

Net asset value at end of period (a)	$12.83	$12.48	$12.22	$11.98	$11.56

Per share market value at end of period	$20.32	$14.59	$17.13	$19.59	$10.77
Total return (e)	50.79%	(5.02)%	(3.98)%	97.21%	(27.13)
Shares outstanding at end of period	58,694	53,372	45,342	38,732	31,259
Ratio/Supplemental Data:
Net assets at end of period	$753,137	$666,087	$554,213	$463,950	$361,250
Ratio of operating expenses to average net assets (annualized)	10.40%	9.94%	9.43%	8.31%	8.56%
Ratio of net operating income to average net assets (annualized)	12.30%	10.19%	8.85%	11.95%	11.91%

(a)	Based on total shares outstanding.
(b)	Based on average shares outstanding.
(c)	The effect on distributions of stock offerings after record dates represents the effect on net asset value of issuing additional shares after the record date of a distribution.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

(d)	The Dilutive effect of share issuances, issuance of restricted stock and restricted stock subject to forfeiture provision represents the effects of shares issued during the period and the lapsing of forfeiture provisions on restricted stock on earnings per share.
(e)	Total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

Note 13—Subsequent Events

On January 9, 2007, the performance criteria for 200 restricted shares to certain executives were determined by the board of directors, therefore those awards are considered granted for GAAP purposes on that date. The total compensation cost of those awards is $3,874, based on the closing price of MCG’s common stock on that date, and will be recognized as compensation expense over the requisite service periods which run through February 2010.

In January 2007, one of the Company’s majority owned control companies, Midwest Tower Partners, LLC (“MTP”), sold substantially all of its assets and repaid its outstanding debt with those proceeds. MTP is currently in the process of making distributions to its equity holders. As of December 31, 2006, the Company had debt and equity investments in MTP with a fair value of $34,917 which includes unrealized appreciation of $5,012. In connection with this transaction, the Company expects to realize the December 31, 2006 unrealized pre-tax gain of approximately $5,012 which will have no significant impact on first quarter 2007 earnings.

On February 1, 2007, the Company entered into the fifth amendment to its MCG Commercial Loan Funding Trust facility, funded by Three Pillars Funding LLC ("Three Pillars"), an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. Pursuant to this amendment, the $250.0 million facility provided by Three Pillars has been divided and will be funded through two separate Variable Funding Certificates ("VFCs"), a $218.8 million Class A VFC and a $31.2 million Class B VFC. The Class A VFC will maintain the same advance rate, of up to 70% of eligible collateral, and the same interest rate, the commercial paper rate plus 0.95%, as was in effect immediately prior to this amendment. The Class B VFC has an advance rate of 10% of eligible collateral and bears interest at the commercial paper rate plus 1.75%. This amendment effectively increases the Company’s overall borrowing advance rate by 10% from a maximum of 70% of eligible collateral to a maximum of 80% of eligible collateral, which will allow the Company to borrow up to $250.0 million under the facility using less collateral than previously required. Other minor modifications were also made to this facility.

In February 2007, Broadview Networks Holdings, Inc., the Company’s largest portfolio company, signed a definitive agreement to acquire InfoHighway Communications Corp., a New York-based integrated provider of hosted and managed communications solutions serving more than 12,000 business customers in the Mid-Atlantic and Northeast regions of the U.S. MCG does not expect to be required to provide additional funding to Broadview to facilitate this transaction. The transaction is expected to close in the second quarter of 2007 and is subject to regulatory approvals and other closing conditions.

During the first quarter of 2007, the Company’s board of directors approved the issuance of 778 shares of restricted stock to the Company’s employees pursuant to the MCG Capital Corporation 2006 Employee Restricted Stock Plan, which will generally be expensed over four years.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

MCG Capital Corporation

We have audited the accompanying consolidated balance sheets of MCG Capital Corporation, including the consolidated schedules of investments, as of December 31, 2006 and 2005 and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2006 and the financial highlights for each of the five years ended December 31, 2006. Our audit also included the financial statement schedule listed in the Index at Item 15. These financial statements, financial highlights and the schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, financial highlights and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held and confirmation of securities held by the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of MCG Capital Corporation at December 31, 2006 and 2005, and the consolidated results of its operations, its cash flows and the changes in its net assets for each of the three years in the period ended December 31, 2006 and the financial highlights for each of the five years ended December 31, 2006, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of MCG Capital Corporation’s internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 26, 2007 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia

February 26, 2007

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus supplement and the accompanying prospectus, including our financial statements and the related notes.

Because there is generally no established market from which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board. We are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each individual investment and to record any unrealized depreciation for any asset that we believe has decreased in value. Because there is typically no public market for the securities of the companies in which we invest, our board will determine the fair value of these securities on a quarterly basis pursuant to our valuation policy. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments and the differences could be material.

We primarily make investments in privately owned middle market companies, which may default on their loans or fail to perform as we expect, thereby reducing or eliminating the return on our investments.

Our portfolio primarily consists of debt and equity investments in privately owned middle market businesses. Compared to larger publicly owned companies, these middle market companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, their success depends on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources, including the risk that our loans may not be repaid.

Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

If the industries in which we invest on a recurring basis, including the communications industry, experience adverse economic or business conditions, our operating results may be negatively impacted.

From time to time we target specific industries in which to invest on a recurring basis, which could cause a high concentration of our portfolio in a specific industry. At December 31, 2006, approximately 28.5% of our portfolio at fair value was invested in companies in the communications industry. Of the 28.5% in the communications industry, 21.8% represents our investments in CLECs, and 6.7% represents our investments in other communications companies. If our customers in the communications industry, or any other industry in which our portfolio is or may become concentrated, suffer due to adverse business conditions or due to economic slowdowns or downturns, we will be more vulnerable to losses in our portfolio and our operating results may be negatively impacted.

Our ability to recognize income from our investment in Cleartel Communications, Inc. in future periods is dependent on Cleartel’s performance and value.

Cleartel Communications, Inc. (“Cleartel”) is our second largest portfolio investment and one of our control investments. We placed our investment in Cleartel on non-accrual status during the quarter ended March 31, 2007 because, at the time, Cleartel was not generating sufficient earnings to service its capital structure. Cleartel represents approximately 6.0% of the fair value of our investments at March 31, 2007. As of March 31, 2007, we held Cleartel subordinated debt with a fair value of $80.5 million and Cleartel preferred stock with a fair value of $0.6 million, which includes a decrease in the fair value of the preferred stock of $40.1 million, which was recorded during the fourth quarter of 2006. Cleartel’s future performance and value is largely dependent on the realization of synergies in connection with Cleartel’s acquisition of Supra Telecom, a Florida-based CLEC, which Cleartel acquired during the fourth quarter of 2006. Our ability to recognize income from our Cleartel investment in future periods will be dependent upon the performance, including the underlying financial results and cash flows, and value of Cleartel.

Our financial results could be negatively affected if Broadview Networks Holdings, Inc. fails to perform as expected.

At December 31, 2006, our largest portfolio investment was Broadview Networks Holdings, Inc. (“Broadview”), which totaled $159.8 million at fair value, or 12.7% of the fair value of our investments, and accounted for approximately $22.3 million, or 14.5% of our operating income during 2006. We own preferred securities of Broadview, which entitle us to a preferred claim of approximately $237.7 million, plus dividends, which accumulate at an annual rate of 12%, compounded quarterly, on our preferred claim. We currently recognize these dividends as income on a quarterly basis; however, our ability to record income related to these accumulating dividends will be dependent upon the performance and value of Broadview. Our financial results could be negatively affected if this portfolio company fails to perform as expected or if we are unable to recognize these dividends as income on a quarterly basis.

Economic downturns or recessions could impair our customers’ financial position and operating results, which could, in turn, harm our operating results and reduce our volume of new investments.

Many of the companies in which we have made or will make investments may be susceptible to economic downturns or recessions. An economic downturn or recession may affect the ability of a company to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns or recessions could lead to financial losses in our portfolio and decreases in revenue, net income and assets.

An economic downturn could disproportionately impact the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could negatively impact our financial results.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investment originations and negatively impact our financial results.

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

We have elected to be taxed for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, as well as if we continue to qualify as a business development company, we will qualify to be a regulated investment company and will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. Covenants and provisions in our credit facilities limit the ability of our subsidiaries and our securitization trusts to make distributions to us, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax. See “Regulation as a Business Development Company” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Because we will distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional capital is unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. Additional financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease.

We have substantial indebtedness and servicing our indebtedness could reduce funds available to grow our business or make new investments.

As of December 31, 2006, we had $521.9 million of outstanding borrowings under our debt facilities. As of December 31, 2006, the weighted average annual interest rate on all of our outstanding borrowings was 6.22%, excluding the amortization of deferred debt issuance costs. In order for us to make our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2006 total assets of at least 2.46%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

In addition, our subsidiaries have sold some of our loans to trusts that serve as the vehicles for our securitization facilities, and these trusts, which are bankruptcy remote, hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trusts up to the amount of our retained interest in the trusts, which was approximately $213.5 million as of December 31, 2006.

Our securitization facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, some of our debt facilities, including our unsecured notes, contain cross-default provisions, whereby a default under one of our debt facilities could constitute a default under other debt facilities. In addition, if any of Steven F. Tunney, our President and Chief Executive Officer, B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Investment Officer ceases to be actively involved in our management, the lender under one of our warehouse financing facilities could, absent a waiver or cure, replace us as the servicer of the loans and declare a default. In addition, if either of Mr. Tunney or Mr. Saville ceases to be an executive officer of MCG actively involved in our management, the lender of our $100.0 million revolving unsecured credit facility could, absent a waiver or cure, declare a default.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not utilized leverage. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the use of leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. At December 31, 2006, this ratio was approximately 239%.

In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

If we are not able to refinance our debt or able to do so on favorable terms, we would not be able to operate our business in the ordinary course.

Our Revolving Unsecured Credit Facility is scheduled to expire on June 18, 2007. Our Commercial Loan Funding Trust Facility $250.0 million warehouse financing facility through Three Pillars Funding, LLC is scheduled to terminate on November 7, 2007, but is subject to annual renewal by the lender and may be extended under certain circumstances. The next renewal date for this facility is July 27, 2007.

We cannot assure you that we will be able to extend the terms of these facilities or obtain sufficient funds to repay any amounts outstanding under these facilities before they expire or terminate either from a replacement facility or alternative debt or equity financing. If we are unable to repay amounts outstanding under these facilities and are declared in default or are unable to refinance these facilities, we would not be able to operate our business in the regular course. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments. For these investments we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of that company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities we acquire may fail to appreciate and may decline in value or lose all value, and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances. Investments in preferred securities involve special risks, such as the risk of deferred distributions, illiquidity and limited voting rights.

You may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive any distributions or distributions at a particular level.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain regulated investment company tax treatment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company” in the accompanying prospectus.

If we fail to manage our growth, our financial results could be adversely affected.

We have expanded our operations significantly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. In addition, if we were forced to immediately liquidate some or all of the investments in our portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio to meet our debt service obligations or to maintain our qualification as a business development company and as a regulated investment company if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our business depends on our key personnel.

We depend on the continued services of our executive officers and other key management personnel. The loss of any of our executive officers or key management personnel could result in inefficiencies in our operations and lost business opportunities, which could have a negative impact on our business.

Fluctuations in interest rates could adversely affect our income.

Because we sometimes borrow to make investments, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. A significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations. Due to the nature of the portfolio companies to which we provide fixed rate financing, fluctuations in market rates have a limited impact on rates charged. As a result, an increase in market interest rates would generally have no effect on the existing fixed rate loans in our portfolio. Conversely, a significant decrease in interest rates would reduce our net income, all other things being equal. A decrease in interest rates may reduce net income despite the increased demand for our capital that the decrease in interest rates may produce. Approximately 63% of the loans in our portfolio, based on amounts outstanding at cost as of December 31, 2006, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 37% were at fixed rates. From January 1, 2004 to December 31, 2006, the three-month LIBOR has increased from 1.15% to 5.36%.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We have issued debt securities and may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of MCG and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Any change in regulation of our business could negatively affect the profitability of our operations.

Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies, regulated investment companies or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations.

Interpretations of the staff of the Securities and Exchange Commission regarding the appropriateness of the consolidation of certain of our subsidiaries may have an impact on our financial statements.

The staff of the Securities and Exchange Commission (the “Staff”) is reviewing the appropriateness of the consolidation of certain types of subsidiaries on an industry wide basis under generally accepted accounting principles (“GAAP”) and Rule 6-03 of Regulation S-X. In connection with such review, the Staff is in the process of reviewing the appropriateness of our consolidation of certain of our subsidiaries (the “Subsidiaries”). In the event that the Staff disagrees with our position with respect to the appropriateness of consolidation of any of the Subsidiaries, then we will make such additional disclosures and prospective changes in accounting methods as the Staff requires on a prospective basis which will be discussed and reviewed with us.

Although we believe that our consolidation of the Subsidiaries conforms with GAAP, there can be no assurance that the Staff will ultimately concur with our position. Such events could have a material impact on our future reported results.

Certain loan payments and tax withholding reimbursements involving six of our current and former executive officers may have violated Section 402 of the Sarbanes-Oxley Act of 2002.

As previously reported, the independent members of our Board of Directors (the “Independent Committee”) have reviewed the timeliness of certain loan payments and tax withholding reimbursements involving six of our current and former executive officers and have reported these matters to the staff of the Securities and Exchange Commission (the “SEC Staff”).

Section 402 of the Sarbanes-Oxley Act of 2002, which became effective on June 30, 2002, prohibits us from directly or indirectly extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit, in the form of a personal loan to or for any of our directors or executive officers. An extension of credit maintained by us on June 30, 2002 is not subject to these prohibitions so long as there is no renewal or material modification to any such loan after that date.

The Independent Committee has reported these matters to the staff of the Securities and Exchange Commission (the “SEC Staff”) and has also reported the results of the review to date to the SEC Staff. The review by the Independent Committee has now been substantially completed, although the SEC Staff has requested that we furnish additional information. Based upon the facts known to the Independent Committee as of the present date, the Independent Committee has concluded that certain violations of our code of business conduct and ethics did occur and reached no conclusion regarding Section 402 of Sarbanes-Oxley. The Independent Committee believes that it has fully cooperated with the SEC Staff and will continue to do so. The SEC Staff may also require further information in the future, the nature and scope of which cannot be determined at this time.

As a result of our internal review, we may become subject to SEC investigations and/or litigation, which may not be resolved favorably and will require significant management time and attention, and we could incur costs, which could negatively affect our business, results of operations and cash flows. There are no assurances that an investigation or litigation will not commence, and if commenced, that it will result in the same conclusions as those reached in the Independent Committee’s review.

35,000,000 Shares MCG Capital Corporation Common Stock

We may offer, from time to time, up to 35,000,000 shares of our common stock in one or more offerings.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. Our investment objective is to achieve current income and capital gains. We are an internally managed business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “MCGC”. On September 25, 2006, the last reported sales price on the Nasdaq Global Select Market for our common stock was $16.09 per share.

See “ Risk Factors” on page 8 to read about factors you should consider before buying shares of our common stock, including the risk of leverage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 or by telephone at (866) 247-6242 or on our website at www.mcgcapital.com. The SEC also maintains a website at www.sec.gov that contains such information.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is September 29, 2006

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 35,000,000 shares of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus. In this prospectus or any accompanying prospectus supplement, “MCG”, “MCG Capital”, “we”, “us” and “our” refer to MCG Capital Corporation and our wholly owned consolidated subsidiaries (including our affiliated securitization trusts) unless the context otherwise requires.

Business (Page 59)

We are a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. We primarily make secured debt, unsecured debt, and equity investments in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million, which we refer to as “middle market” companies. As of December 31, 2005, the average revenue of our portfolio companies was approximately $44.1 million and the average EBITDA was approximately $8.8 million. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. We primarily acquire new customers directly through our contacts with owner operators and other investors, such as private equity sponsors. Our investment decisions are based on extensive analyses of potential customers’ business operations and asset valuations. We have developed specialized risk management methods, pricing tools, due diligence methodologies and data management processes that are designed to help us assess risk, establish appropriate pricing, and maximize our return on investment.

Our primary business objectives are to increase our earnings and net asset value by investing in debt and equity securities of middle market companies. The majority of our investments are originated directly with our customers, although from time to time we do participate in loan syndications or other deals. Our investment objective is to achieve current income and capital gains. We primarily achieve current income from our investments in debt securities and capital gains through appreciation in the value of our equity investments. Some of our equity investments also provide current dividend income. To meet these investment objectives, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies while managing risk on a customer by customer basis. In addition, we maintain a flexible approach to funding that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting and research services we offer also support our customers’ business strategies.

We have built our portfolio with disciplined asset acquisition through our underwriting and investment approval processes and active portfolio management. We generally make investments of up to $50 million. Our loans typically mature in 2 to 8 years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are typically made in companies in which we have also made debt investments. We evaluate our overall return from a customer based upon the performance of all the customer’s securities that we own. Our equity investments typically range from nominal amounts to 100% ownership. Our equity investments include preferred stock, common stock, warrants and other claims against enterprise value. In many cases, when we make an equity investment, we obtain the right to board representation.

During 2005, our average investment in a new portfolio company was $13.7 million. As of December 31, 2005, our investment portfolio consisted of $872.5 million of senior and subordinated secured loans, $61.6 million of unsecured subordinated loans, and $163.5 million of equity investments. As of December 31,

2005 and 2004, our average investment balance per customer was $12.1 million and $9.1 million, respectively. Our core competencies include risk assessment and risk management and we have developed expertise which is reflected in our underwriting and compliance processes. As of December 31, 2005, approximately 1.5% of our loans were more than 60 days past due and 1.2% of our loans were on non-accrual status. As of December 31, 2005, our customer base consisted of 91 companies with headquarters in 29 states and Washington, D.C.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Internal Revenue Code. A RIC is required to meet certain requirements in order to continue to qualify as a RIC for federal income tax purposes, including certain minimum distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”

We were formed in 1998 by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. Prior to this purchase, we had conducted our business since 1990 as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997. Our management team has invested in excess of $4.4 billion in over 440 transactions since 1990.

MCG was organized as a Delaware corporation on March 18, 1998. On March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have an office in Richmond, Virginia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this Annual Report and you should not consider information contained on our web site to be part of this Annual Report. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

Plan of Distribution (Page 121)

We may offer, from time to time, up to 35,000,000 shares of our common stock, on terms to be determined at the time of the offering.

The offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

Use of Proceeds (Page 17)

We intend to use the net proceeds from selling shares of our common stock for origination of investments in primarily middle market, growth oriented private companies, for repayment of indebtedness and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Distributions (Page 18)

We intend to make distributions on a quarterly basis to our stockholders. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. For the fiscal years ended December 31, 2005, 2004 and 2003, a portion of the distributions to our stockholders was deemed a tax return of capital.

Dividend Reinvestment Plan (Page 110)

We have adopted an “opt in” dividend reinvestment plan. If your shares of common stock are registered in your own name, you can have all distributions automatically reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details.

Principal Risk Factors (Page 8)

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors”.

•

Because there is generally no established market for which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

•	We make loans to and invest in primarily privately owned middle market companies. These activities may involve a high degree of business and financial risk.

•	If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	We are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in the value of our investment portfolio.

•

We also may borrow funds to make these loans and investments to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock.

Certain Anti-Takeover Measures (Page 118)

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock.

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, or the Exchange Act. You can inspect any materials we file with the Securities and Exchange Commission without charge, at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

FEES AND EXPENSES

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)(a)	—%
Dividend Reinvestment Plan Fees(b)	None
Annualized Expenses (as a percentage of average net assets attributable to common stock)(c)
Operating Expenses(d)(e)	4.77%
Interest Expense(f)	5.37%

Total Annualized Expenses(g)	10.14%

(a)	In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(b)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating Expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(c)	“Average net assets attributable to common stock” equals average net assets (i.e., total assets less total liabilities), which for the six months ended June 30, 2006 was $661.6 million.
(d)	“Operating Expenses” represent our annualized operating expenses based on actual results for the six months ended June 30, 2006, excluding interest on indebtedness.
(e)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(f)	“Interest Expense” represents our annualized interest expense based on actual results for the six months ended June 30, 2006. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
(g)	“Total Annualized Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our stockholders’ equity and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annualized Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annualized Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 5.57% of consolidated total assets.

The above table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG Capital. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$99	$281	$446	$788

Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following consolidated financial and other data should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included in this prospectus. As discussed in Note A to the consolidated financial statements, we completed an initial public offering and a concurrent private offering of our common stock on December 4, 2001. The results of operations for 2001 are divided into two periods, the “Post-IPO as a Business Development Company” period and “Pre-IPO prior to becoming a Business Development Company” period. Different accounting principles are used in the preparation of financial statements of a business development company under the Investment Company Act of 1940 and, as a result, the financial results for periods ending before December 1, 2001 are not comparable to the period commencing on December 1, 2001 and are not expected to be representative of our financial results in the future. On January 1, 2001, we adopted the provisions of Financial Accounting Standards Board Statements (“SFAS”) No. 133 and 138, “Accounting for Derivative Instruments and Hedging Activities”. As a result of the changes, the financial results for periods ending before January 1, 2001 are not comparable to the period commencing on January 1, 2001 and are not expected to be representative of our financial results in the future. The selected financial data excluding the number of portfolio companies and number of employees data for each of the periods noted below, have been derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm. See “Experts”. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 19 and “Senior Securities” on page 52.

			Post-IPO as a Business Development Company					Pre-IPO prior to becoming a Business Development Company(a)
	Six Months Ended June 30,		Year Ended December 31,				One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001
(dollars in thousands except per share and other data)	2006	2005	2005	2004	2003	2002
Income Statement Data:
Operating income	$72,907	$58,273	$119,545	$93,117	$80,690	$76,933	$6,012	$65,789
Net operating income (loss) before investment gains and losses and provision for income taxes(b)	39,649	30,921	60,515	45,090	47,595	44,751	(1,608)	28,471
Income (loss) before cumulative effect of accounting changes	49,312	32,938	68,193	47,647	41,975	3,215	(2,270)	8,779
Net income (loss)	49,312	32,938	68,193	47,647	41,975	3,215	(6,742)	10,556

Per Common Share Data:

Earnings (loss) per common share—basic(c)	0.93	0.71	1.42	1.16	1.28	0.11	(0.25)	0.83
Earnings (loss) per common share—diluted(c)	0.93	0.71	1.42	1.15	1.28	0.11	(0.25)	0.83
Income (loss) before cumulative effect of accounting changes per common share—basic	0.93	0.71	1.42	1.16	1.28	0.11	(0.08)	0.69
Income (loss) before cumulative effect of accounting changes per common share—diluted	0.93	0.71	1.42	1.15	1.28	0.11	(0.08)	0.69
Net operating income (loss) before investment gains and losses and provision for income taxes per common share basic and diluted(b)	0.75	0.67	1.26	1.09	1.45	1.57	(0.06)	2.23
Net asset value per common share(d)	12.65	12.45	12.48	12.22	11.98	11.56	12.46	13.31
Cash dividends declared per common share	0.84	0.84	1.68	1.68	1.65	1.76	0.86	—

Selected Period-End Balances:
Total investment portfolio	$1,087,594	$924,968	$1,097,560	$880,400	$698,942	$688,870	$617,203	(a	)
Total assets	1,213,024	1,114,429	1,244,487	1,053,511	790,915	744,993	673,066	(a	)
Borrowings	497,618	461,692	541,119	467,400	304,131	363,838	287,808	(a	)

Other data (at period-end):
Number of portfolio companies	88	97	91	97	81	79	74	(a	)
Number of employees(e)	79	122	128	112	53	56	57	57

(a)	Certain information in the “Pre-IPO prior to becoming a Business Development Company” periods is not meaningful for comparative purposes.
(b)	Represents net operating income before investment gains and losses, and provision for loan losses for periods ending prior to December 1, 2001.
(c)	See Note J to our Consolidated Financial Statements.
(d)	Based on common shares outstanding at period-end.
(e)	The number of employees at June 30, 2005, December 31, 2005 and December 31, 2004 includes 51, 51 and 47 employees, respectively, of our subsidiary Kagan Research, LLC (“Kagan”). Effective January 1, 2006, Kagan no longer qualifies as a consolidated subsidiary.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the fourteen quarters ended with the quarter ended June 30, 2006. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2006		2005
(in thousands, except per share amounts)	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Operating income	$35,270	$37,637	$32,898	$28,374	$30,158	$28,115
Net operating income before investment gains and losses and provision for income taxes	18,885	20,764	16,707	12,887	16,430	14,491
Net income	22,910	26,402	18,560	16,695	19,880	13,058
Net operating income before investment gains and losses and provision for income taxes per common share—basic and diluted	$0.35	$0.39	$0.33	$0.26	$0.35	$0.32
Earnings per common share—basic and diluted	$0.43	$0.50	$0.37	$0.34	$0.42	$0.29

	2004				2003
	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Operating income	$23,291	$24,837	$22,784	$22,205	$22,611	$19,904	$19,636	$18,539
Net operating income before investment gains and losses and provision for income taxes	8,879	13,896	12,474	9,841	13,225	11,740	11,684	10,946
Net income	19,104	8,803	17,643	2,097	14,176	9,913	8,989	8,897
Net operating income before investment gains and losses and provision for income taxes per common share—basic and diluted	$0.20	$0.33	$0.31	$0.26	$0.35	$0.36	$0.39	$0.36
Earnings per common share—basic and diluted	$0.43	$0.21	$0.44	$0.06	$0.38	$0.30	$0.30	$0.30

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus and any accompanying prospectus supplement, including our financial statements and the related notes and the schedules and exhibits to this prospectus and any accompanying prospectus supplement.

Risks Related to Our Business and Financial Results

Because there is generally no established market for which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board. We are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each individual investment and to record any unrealized depreciation for any asset that we believe has decreased in value. Because there is typically no public market for the loans and equity securities of the companies in which we invest, our board will determine the fair value of these loans and equity securities on a quarterly basis pursuant to our valuation policy. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments and the differences could be material.

We make loans to and invest in primarily privately owned middle market companies, which may default on their loans, thereby reducing or eliminating the return on our investments.

Our portfolio primarily consists of investments in privately owned middle market businesses in the form of secured debt, unsecured debt, and equity. Compared to larger publicly owned firms, these companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, their success depends on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources. These conditions may also make it difficult for us to obtain repayment of our loans.

Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

If the industries in which we invest on a recurring basis, including the communications industry, experience adverse economic or business conditions, our operating results may be negatively impacted.

From time to time we target specific industries in which to invest on a recurring basis, which could cause a high concentration of our portfolio in a specific industry. At June 30, 2006, approximately 29.1% of our portfolio, at fair value, consisted of customers in the communications industry. If our customers in the communications industry, or any other industry in which our portfolio is or may become concentrated, suffer due to adverse business conditions or due to economic slowdowns or downturns, we will be more vulnerable to losses in our portfolio and our operating results may be negatively impacted.

Our financial results could be negatively affected if Broadview Networks Holdings, Inc. fails to perform as expected.

At June 30, 2006, our largest portfolio investment was Broadview Networks Holdings, Inc. (“Broadview”), which totaled $103.7 million at fair value, or 9.5% of the fair value of our investments. Broadview accounted for approximately 11.8% of our operating income during the six months ended June 30, 2006. We own preferred securities of Broadview, which entitle us to a preferred claim of approximately $90 million, plus dividends, which accumulate at an annual rate of 12% on our preferred claim. We currently recognize these dividends as income on a quarterly basis; however, our ability to record income related to these accumulating dividends will be dependent upon the performance and value of Broadview. Our financial results could be negatively affected if this portfolio company fails to perform as expected or if we are unable to recognize these dividends as income on a quarterly basis.

Economic downturns or recessions could impair our customers’ ability to repay our loans, harm our operating results and reduce our volume of new loans.

Many of our customers may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns or recessions could lead to financial losses in our portfolio and decreases in revenue, net income and assets.

An economic downturn could disproportionately impact the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could negatively impact our financial results.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and negatively impact our financial results.

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

We have elected to be taxed for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, as well as if we continue to qualify as a business development company, we will qualify to be a regulated investment company and will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. Covenants and provisions in our credit facilities limit the ability of our subsidiaries and our securitization trusts to make distributions to us, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax. See “Regulation as a Business Development Company” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Because we will distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional capital is unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. Additional financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease.

We have substantial indebtedness and servicing our indebtedness could reduce funds available to grow our business or make new investments.

As of June 30, 2006, we had $497.6 million of outstanding borrowings under our debt facilities. As of June 30, 2006, the weighted average annual interest rate on all of our outstanding borrowings was 6.22%. In order for us to make our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2006 total assets of at least 2.55%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

In addition, our subsidiaries have sold some of our loans to trusts that serve as the vehicles for our securitization facilities, and we do not hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trusts up to the amount of our retained interest in the trusts, which was approximately $227.7 million as of June 30, 2006.

Our securitization facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, some of our debt facilities, including our unsecured notes, contain cross-default provisions, whereby a default under one of our debt facilities could constitute a default under other debt facilities.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not utilized leverage. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the use of leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. At June 30, 2006, this ratio was approximately 228%.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder (a)	-22.54%	-13.56%	-4.58%	4.40%	13.38%

(a)	Assumes $1,213.0 million in total assets, $497.6 million in debt outstanding, $675.4 million in stockholders’ equity and an average cost of funds of 6.22%, which was our weighted average borrowing cost at June 30, 2006.

In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

If we are not able to refinance our debt or able to do so on favorable terms, we would not be able to operate our business in the ordinary course.

Our Revolving Unsecured Credit Facility is scheduled to expire on June 18, 2007. Our Commercial Loan Funding Trust Facility $250.0 million warehouse financing facility through Three Pillars Funding, LLC is scheduled to terminate on November 7, 2007, but is subject to annual renewal by the lender and may be extended under certain circumstances. The next renewal date for this facility is July 27, 2007. See “Description of Securities—Debt Securities.”

We cannot assure you that we will be able to extend the terms of these facilities or obtain sufficient funds to repay any amounts outstanding under these facilities before they expire or terminate either from a replacement facility or alternative debt or equity financing. If we are unable to repay amounts outstanding under these facilities and are declared in default or are unable to refinance these facilities, we would not be able to operate our business in the regular course. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

You may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive any distributions or distributions at a particular level.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain regulated investment company tax treatment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

If we fail to manage our growth, our financial results could be adversely affected.

We have expanded our operations significantly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. In addition, if we were forced to immediately liquidate some or all of the investments in our portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio to meet our debt service obligations or to maintain our qualification as a business development company and as a regulated investment company if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our business depends on our key personnel.

Our future success depends to a significant extent on the continued services of Steven F. Tunney, our President and Chief Executive Officer, B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Investment Officer, as well as other key personnel. The loss of any of these key employees would likely have a significant detrimental effect on our business. In addition, if any of Mr. Saville, Mr. Tunney or Mr. Merrick cease to be actively involved in our management, the lender under one of our warehouse financing facilities could, absent a waiver or cure, replace us as the servicer of the loans and declare a default. In addition, if either of Mr. Tunney or Mr. Saville cease to be an executive officer of MCG actively involved in the management of MCG, the lender of our $75.0 million revolving unsecured credit facility could, absent a waiver or cure, declare a default.

Fluctuations in interest rates could adversely affect our income.

Because we sometimes borrow to make investments, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. A significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations. Due to the nature of the portfolio companies to which we provide fixed rate financing, fluctuations in market rates have a limited impact on rates charged. As a result, an increase in market interest rates would generally have no effect on the existing fixed rate loans in our portfolio. Conversely, a significant decrease in interest rates would reduce our net income, all other things being equal. A decrease in interest rates may reduce net income despite the increased demand for our capital that the decrease in interest rates may produce. Approximately 64% of the loans in our portfolio, based on amounts outstanding at cost as of June 30, 2006, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 36% were at fixed rates. From January 1, 2004 to June 30, 2006, the three-month LIBOR has increased from 1.15% to 5.48%.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We have issued debt securities and may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of MCG and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Any change in regulation of our business could negatively affect the profitability of our operations.

Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies, regulated investment companies or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations.

Our ability to invest in private companies may be limited in certain circumstances.

If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets generally cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part focuses on whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify under the relevant portion of the “eligible portfolio company” criteria. The SEC has proposed rules to include any company that does not have a class of securities listed on a national securities exchange or association in the definition of “eligible portfolio company.”

Until the question raised by the staff of the SEC pertaining to the Federal Reserve’s 1998 change to its margin rules has been addressed by final legislative, administrative or judicial action, we intend to treat as qualifying assets only those debt and equity securities that are issued by a private company that has no marginable securities outstanding at the time we purchase such securities or that otherwise qualifies as an “eligible portfolio company” under the 1940 Act.

Interpretations of the staff of the Securities and Exchange Commission regarding the appropriateness of the consolidation of certain of our subsidiaries may have an impact on our financial statements.

The staff of the Securities and Exchange Commission (the “Staff”) is reviewing the appropriateness of the consolidation of certain types of subsidiaries on an industry wide basis under generally accepted accounting principles (“GAAP”) and Rule 6-03 of Regulation S-X. In connection with such review, the Staff is in the process of reviewing the appropriateness of our consolidation of certain of our subsidiaries (the “Subsidiaries”). In the event that the Staff disagrees with our position with respect to the appropriateness of consolidation of any of the Subsidiaries, then we will make such additional disclosures and prospective changes in accounting methods as the Staff requires on a prospective basis which will be discussed and reviewed with us.

Although we believe that our consolidation of the Subsidiaries conforms with GAAP, there can be no assurance that the Staff will ultimately concur with our position. Such events could have a material impact on our future reported results.

Certain loan payments and tax withholding reimbursements involving six of our current and former executive officers may have violated Section 402 of the Sarbanes-Oxley Act of 2002.

On July 27, 2006, we reported that the independent members of our Board of Directors have formed a special committee (the “Independent Committee”) and are conducting a review of the timeliness of certain loan payments and tax withholding reimbursements involving six current and former executive officers of MCG. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Recent Developments.” The Independent Committee has retained independent counsel to assist in its review.

Section 402 of the Sarbanes-Oxley Act of 2002, which became effective on June 30, 2002, prohibits us from directly or indirectly extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit, in the form of a personal loan to or for any of our directors or executive officers. An extension of credit maintained by us on June 30, 2002 is not subject to these prohibitions so long as there is no renewal or material modification to any such loan after that date.

The Independent Committee has reported these matters to the staff of the Securities and Exchange Commission (the “SEC Staff”) and has also reported the results of the review to date to the SEC Staff. The review by the Independent Committee has now been substantially completed, although the SEC Staff has requested that we furnish additional information. Based upon the facts known to the Independent Committee as of the present date, the Independent Committee has concluded that certain violations of our code of business conduct and ethics did occur and reached no conclusion regarding Section 402 of Sarbanes-Oxley. The Independent Committee believes that it has fully cooperated with the SEC Staff and will continue to do so. The SEC Staff may also require further information in the future, the nature and scope of which cannot be determined at this time.

As a result of our internal review, we may become subject to SEC investigations and/or litigation, which may not be resolved favorably and will require significant management time and attention, and we could incur costs, which could negatively affect our business, results of operations and cash flows. There are no assurances that an investigation or litigation will not commence, and if commenced, that it will result in the same conclusions as those reached in the Independent Committee’s review.

Risks Related to the Offering of our Common Stock

We may be unable to invest the net proceeds raised from an offering on acceptable terms, which would harm our financial condition and operating results.

Until we identify investments for our portfolio, we intend to invest the net proceeds of the offering in interest-bearing deposits or other short-term instruments. We cannot assure you that we will be able to complete investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return. Moreover, because we may not have identified investments at the time of an offering, we will have broad authority to invest the net proceeds of an offering.

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Forward-Looking Statements and Projections

This prospectus and the accompanying prospectus supplement, if any, may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	economic downturns or recessions may impair our customers’ ability to repay our loans and increase our non-performing assets,

•

economic downturns or recessions may disproportionately impact the industries in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in these industries;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities and adversely impact our financial results;

•	interest rate volatility could adversely affect our results;

•	the risks associated with the possible disruption in our operations due to terrorism; and

•

the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part and in any accompanying prospectus supplement.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new credits, certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. We undertake no obligation to update any forward-looking statements for any reason, except as required by law, even if new information becomes available or other events occur in the future.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include origination of loans to and investments in primarily private middle market, growth oriented companies, for repayment of indebtedness and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities.

We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within one year, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in interest-bearing deposits or other short-term investment instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in interest-bearing deposits and other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “MCGC.” The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq Global Select Market, the closing sales price as a percentage of net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(a)	Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend Per Share(b)
		High	Low

Fiscal 2004
First quarter	$11.76	$21.29	$18.05	181%	153%	$0.42
Second quarter	12.09	20.58	15.00	170	124	0.42
Third quarter	12.18	18.12	15.10	149	124	0.42
Fourth quarter	12.22	18.10	15.73	148	129	0.42
Fiscal 2005
First quarter	12.25	17.57	15.05	143	123	0.42
Second quarter	12.45	17.20	15.08	138	121	0.42
Third quarter	12.42	18.42	16.85	148	136	0.42
Fourth quarter	12.48	16.85	14.07	135	113	0.42
Fiscal 2006
First quarter	12.59	16.19	14.06	129	112	0.42
Second quarter	12.65	15.98	13.85	126	109	0.42
Third quarter (through September 25, 2006)	*	17.02	15.28	*	*	0.42

(a)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(b)	Represents the dividend declared in the specified quarter.
*	Net asset value is not presently determinable for this period.

The last reported price for our common stock on September 25, 2006 was $16.09 per share. As of September 25, 2006, we had 135 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We intend to make distributions on a quarterly basis to our stockholders. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations”.

Through December 31, 2005, we have made distributions in excess of our earnings of approximately $66.0 million. In addition, through December 31, 2005, we have net unrealized depreciation on our investments of $19.7 million. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions in the future. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. For a more detailed discussion of the asset coverage requirements, see “Regulation as a Business Development Company.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our dividends declared since January 1, 2004:

Date Declared	Record Date	Payment Date	Amount
July 27, 2006	August 24, 2006	October 30, 2006	$0.42
April 27, 2006	May 25, 2006	July 28, 2006	0.42
February 16, 2006	March 16, 2006	April 27, 2006	0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27, 2005	May 26, 2005	July 28, 2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42
October 29, 2004	November 19, 2004	January 27, 2005	0.42
July 28, 2004	August 20, 2004	October 28, 2004	0.42
April 22, 2004	May 7, 2004	July 29, 2004	0.42
March 25, 2004	April 6, 2004	April 29, 2004	0.42

Since December 2001, we have declared distributions totaling $8.89 per share. For 2006, we currently estimate that our dividends will be at least $1.68 per share. This estimate takes into consideration our estimates of distributable net operating income (which is equal to net operating income excluding long-term incentive compensation), capital gains and taxable income for 2006.

The table below shows the detail of our distributions for the years ended December 31, 2005 and 2004:

	2005		2004
Ordinary income(a)	$1.31	78.0%	$1.09	64.6%
Capital gains(a)	0.15	9.0	0.06	3.7
Return of capital(b)	0.22	13.0	0.53	31.7

Total reported on tax Form 1099-DIV	$1.68	100.0%	$1.68	100.0%

(a)	Ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments for shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

Although there are certain differences between the net income reported in our consolidated financial statements and our taxable income, net operating income plus realized gains and losses on our loan investments as reflected in our consolidated financial statements generally represents ordinary income for tax purposes and realized gains and losses on our equity investments generally represent capital gains for tax purposes. Return of capital generally represents our distributions in excess of our taxable earnings.

We have adopted an “opt in” dividend reinvestment plan for our common stockholders. Under the plan, if you own shares of our common stock registered in your own name, you can have all distributions automatically reinvested in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details. For more information regarding the plan, see “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the “Selected Consolidated Financial and Other Data” and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

MCG Capital Corporation is a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. We primarily make secured debt, unsecured debt, and equity investments in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million, which we refer to as “middle market” companies. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. We primarily acquire new customers directly through our contacts with owner operators and other investors, such as private equity sponsors. As of December 31, 2005, the average revenue of our portfolio companies was approximately $44.1 million and the average EBITDA was approximately $8.8 million.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code. A RIC is required to meet certain requirements in order to continue to qualify as a RIC for federal income tax purposes, including certain minimum distribution requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. From time to time our wholly owned subsidiaries may execute transactions that trigger corporate level tax liabilities. In such cases, we recognize a tax provision in the period that the taxable event becomes probable.

Portfolio Composition and Investment Activity

The total portfolio value of our investments, exclusive of unearned income, was $1,087.6 million, $1,097.6 million and $880.4 million at June 30, 2006, December 31, 2005 and December 31, 2004, respectively. The increase in investments during 2005 was due to newly originated investments, partially offset by debt repayments and sales of equity investments. The increase is also due to additional investments in existing portfolio companies, accrual of payment-in-kind interest and dividends and changes in fair value. During the first six months of 2006, we originated investments in 18 portfolio companies (some of which were new customers and some of which were existing customers) and made advances to existing customers pursuant to contractual terms. Our gross originations and advances totaled $205.3 million during the six months ended June 30, 2006. During the six months ended June 30, 2006, the total value of newly originated investments, additional investments in existing portfolio companies, accrual of payment-in-kind interest and dividends, and unrealized appreciation on investments was more than offset by sales and repayments of securities, resulting in a ($10.0) million decrease in the total portfolio value of our investments, exclusive of unearned income. During 2005, we originated investments in 44 portfolio companies (some of which were new customers and some of which were existing customers) and made advances to existing customers pursuant to contractual terms. Our gross originations and advances totaled $578.3 million during the year ended December 31, 2005. During 2004, we originated investments in 43 portfolio companies (some of which were new customers and some of which were existing customers) and made advances to existing customers pursuant to contractual terms. Our gross originations and advances totaled $380.8 million during the year ended December 31, 2004.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. For the six months ended June 30, 2006 and the years ended December 31, 2005 and December 31, 2004, we had $223.3 million, $319.8 million and $187.9 million, respectively, of loan repayments and $5.1 million, $48.9 million and $14.1 million, respectively, of sales of equity securities.

Total portfolio investment activity (exclusive of unearned income) as of and for the six months ended June 30, 2006 and the years ended December 31, 2005 and 2004 was as follows:

	June 30, 2006	December 31,
(dollars in millions)		2005	2004
Beginning Investment Portfolio	$1,097.6	$880.4	$698.9
Originations and Advances	205.3	578.3	380.8
Gross payments/reductions/sales of securities	(228.4)	(368.8)	(202.0)
Net Unrealized Gains/(Losses)	12.4	5.1	(0.7)
Net Realized Gains/(Losses)	(2.3)	9.0	(8.2)
Reversals of unrealized appreciation/(depreciation)	3.0	(6.4)	11.6

Ending Investment Portfolio	$1,087.6	$1,097.6	$880.4

During the six months ended June 30, 2006, our originations and advances included $77.7 million of secured senior debt, $88.7 million of secured subordinated debt, $3.4 million of unsecured subordinated debt, $25.1 million of preferred equity, and $10.4 million of common equity and equity equivalents. During the six months ended June 30, 2006, our gross payments, reductions, and sales of securities included $109.4 million of principal repayments, $87.3 million of senior loan sales, $20.5 million of scheduled principal amortization, $7.3 million of payments on accrued PIK interest and dividends, and $3.9 million of sales of equity securities. The majority of senior secured loan sales during the six months ended June 30, 2006 was due to our efforts to reduce the percentage of the portfolio that is comprised of senior secured loans.

The following table shows the fair value of our portfolio of investments by asset class as of June 30, 2006, December 31, 2005, and 2004 (excluding unearned income):

	June 30, 2006		December 31, 2005		December 31, 2004
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Secured Senior Debt	$407.2	37.4%	$543.0	49.5%	$619.8	70.4%
Subordinated Debt
Secured	407.1	37.4	329.5	30.0	140.5	16.0
Unsecured	64.8	6.0	61.6	5.6	0.2	—
Preferred equity	152.7	14.1	126.7	11.5	65.4	7.4
Common/Common equivalents equity	55.8	5.1	36.8	3.4	54.5	6.2

Total	$1,087.6	100.0%	$1,097.6	100.0%	$880.4	100.0%

The following table shows our portfolio of investments by industry at fair value, as of June 30, 2006, December 31, 2005 and 2004 (excluding unearned income):

	June 30, 2006		December 31, 2005		December 31, 2004
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value(a)	Percentage of Total Portfolio	Investments at Fair Value(a)	Percentage of Total Portfolio
Communications:
CLEC (competitive local exchange carriers)	$228.4	21.0%	$213.1	19.4%	$159.3	18.1%
Other	87.6	8.1	69.1	6.3	32.1	3.6
Healthcare	132.2	12.2	91.1	8.4	36.8	4.2
Newspaper	90.0	8.3	112.8	10.3	169.9	19.3
Broadcasting	78.1	7.2	65.2	5.9	84.4	9.6
Publishing	54.8	5.0	72.3	6.6	84.1	9.6
Technology	47.7	4.4	66.1	6.0	48.6	5.5
Information Services	45.8	4.2	75.4	6.9	96.0	10.9
Laboratory Instruments	43.2	4.0	52.1	4.7	—	—
Home Furnishings	37.3	3.4	18.9	1.7	10.7	1.2
Education	32.2	3.0	19.5	1.8	—	—
Business Services	28.4	2.6	22.2	2.1	1.4	0.2
Retail	26.7	2.4	20.5	1.9	23.0	2.6
Electronics	24.8	2.3	34.1	3.1	—	—
Drugs	23.8	2.2	28.7	2.6	5.8	0.7
Auto Parts	17.1	1.6	17.0	1.5	—	—
Food Services	14.7	1.3	—	—	—	—
Cosmetics	13.8	1.3	11.3	1.0	2.0	0.2
Leisure Activities	13.6	1.2	13.4	1.2	5.4	0.6
Car Rental	13.5	1.2	13.5	1.2	5.8	0.7
Other Media	2.9	0.3	33.9	3.1	31.8	3.6
Commercial Services	—	—	—	—	10.0	1.1
Containers & Glass	—	—	—	—	9.9	1.1
Other(b)	31.0	2.8	47.4	4.3	63.4	7.2

	$1,087.6	100.0%	$1,097.6	100.0%	$880.4	100.0%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry breakdowns.
(b)	No individual industry within this category exceeds 1%.

Asset Quality

Asset quality is generally a function of economic conditions, our underwriting and ongoing management of our investment portfolio. In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2006, December 31, 2005 and 2004:

(dollars in millions)	June 30, 2006		December 31, 2005			December 31, 2004
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	$508.7	46.8%	$459.0	(a)	41.8%	$301.5	(a)	34.2%
2	330.8	30.4	429.9		39.2	375.8		42.7
3	166.9	15.3	128.0		11.7	142.3		16.2
4	80.2	7.4	77.4		7.0	59.4		6.7
5	1.0	0.1	3.3		0.3	1.4		0.2

	$1,087.6	100.0%	$1,097.6		100.0%	$880.4		100.0%

(a)	Of this amount, $16.7 million at December 31, 2005 and $15.7 million at December 31, 2004 related to debt instruments in companies for which we have already realized a gain through the sale of equity instruments. While these debt instruments are still outstanding, all of the related equity instruments have already been sold at a gain and, therefore, we do not expect any further realized gain.

When one of the our loans becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all past due principal and interest has been paid or otherwise restructured such that the interest income is determined to be collectible. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes loans on non-accrual status and loans greater than 60 days past due, at fair value, at June 30, 2006 and December 31, 2005:

	June 30, 2006			December 31, 2005			December 31, 2004
(dollars in millions)	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans greater than 60 days past due
On non-accrual status	$11.9	1.36%	1.10%	$3.2	0.34%	0.29%	$2.0	0.27%	0.23%
Not on non-accrual status	—	—	—	13.6	1.45%	1.23%	—	—	—

Total loans greater than 60 days past due	$11.9	1.36%	1.10%	$16.8	1.79%	1.52%	$2.0	0.27%	0.23%

	June 30, 2006			December 31, 2005			December 31, 2004
(dollars in millions)	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans on non-accrual status
0 to 60 days past due	$15.9	1.81%	1.46%	$9.5	1.02%	0.87%	$14.0	1.84%	1.59%
Greater than 60 days past due	11.9	1.36%	1.10%	3.2	0.34%	0.29%	2.0	0.27	0.23

Total loans on non-accrual status	$27.8	3.17%	2.56%	$12.7	1.36%	1.16%	$16.0	2.11%	1.82%

Loans on non-accrual status or greater than 60 days past due	$27.8	3.17%	2.56%	$26.3	2.81%	2.39%	$16.0	2.11%	1.82%

The increase in loans on non-accrual status from $12.7 million at December 31, 2005 to $27.8 million at June 30, 2006 is due to two portfolio companies that we placed on non-accrual status during the six months ended June 30, 2006.

Comparison of the Six Months Ended June 30, 2006 and 2005

The following table shows the components of our net income for the six months ended June 30, 2006, and 2005:

(dollars in millions)	2006	2005	Change	Percentage Change
Operating income
Interest and dividend income	$62.4	$44.6	$17.8	40%
Loan fees	3.5	6.8	(3.3)	(49%)

Total interest and dividend income	65.9	51.4	14.5	28%
Fees and other income	7.0	6.8	0.2	3%

Total operating income	72.9	58.2	14.7	25%
Operating expenses
Interest expense	17.6	9.6	8.0	83%
Employee compensation:
Salaries and benefits	9.6	9.2	0.4	4%
Long-term incentive compensation	2.2	3.3	(1.1)	(33%)

Total employee compensation	11.8	12.5	(0.7)	(6%)
General and administrative expense	3.8	5.2	(1.4)	(27%)

Total operating expenses	33.2	27.3	5.9	22%

Net operating income before investment gains and provision for income taxes on investment gains	39.7	30.9	8.8	28%
Net investment gains before income taxes on investment gains	13.2	2.0	11.2	560%
Provision for income taxes on investment gains	(3.6)	—	(3.6)	100%

Net income	$49.3	$32.9	$16.4	50%

Total Operating Income

The increase of $17.8 million in interest and dividend income for the six months ended June 30, 2006, as compared to the six months ended June 30, 2005, is due to an increase in LIBOR, which had an impact of $8.1 million, growth in average loans, which had an impact of $7.2 million, and an increase in dividend income, primarily attributable to an increase in dividends declared by our portfolio companies and an increase in accruing preferred dividends, which had an impact of $2.6 million. These increases were partially offset by a decrease in the spread to LIBOR in our loan portfolio, which had an impact of ($0.1) million. The majority of the decrease in the spread to LIBOR is related to holding fixed rate loans and loans with LIBOR floors in a rising interest rate environment, as well as fluctuations due to payoff and origination activity. During the six months ended June 30, 2006, we recognized approximately $1.7 million of previously unaccrued paid-in-kind (PIK) interest that was paid in cash by one of our portfolio companies.

Total operating income includes interest and dividend income, loan fees and fees and other income. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Dividend income results from dividends earned on our yielding equity investments or from dividends declared and paid by our portfolio companies. Dividend income will vary from period to period depending upon the level of yield on our equity investments and the amount of yielding equities outstanding, as well as the value of the underlying securities.

Our investment in Broadview accounted for approximately $8.6 million, or 11.8%, of our total operating income for the six months ended June 30, 2006, compared to $9.3 million, or 16.0%, of our total operating income for the six months ended June 30, 2005. Our operating income related to Broadview was comprised of interest and dividends on our loan and equity investments. On June 27, 2006, Broadview announced that it has agreed to acquire ATX Communications, Inc., an integrated communications provider serving business customers in the Mid-Atlantic region, including Pennsylvania, New Jersey, Delaware, Maryland, Virginia, and the District of Columbia. This transaction is expected to close in the third quarter of 2006 and is subject to regulatory approvals and other closing conditions. There can be no assurance as to the timing of closing or that the transaction will close. We currently expect that our Broadview investment will continue to comprise a material component of our operating income. In future periods, our ability to record income related to the accumulating dividends on our preferred securities and deferred interest on our loan investment will be dependent upon the performance and value of Broadview.

Loan fees for the six months ended June 30, 2006 and 2005, included fees relating to the following:

(dollars in millions)	2006	2005
Amortizing fee income	$1.4	$2.2
Fee accelerations	2.1	4.6

Total loan fees	$3.5	$6.8

Loan fees include origination fees on loans that are deferred and amortized into interest income over the life of the loan. When repayments or restructurings with other than minor modifications occur, we accelerate the recognition into loan fee income of previously unamortized loan origination fees. These accelerations have the effect of increasing current period income and may reduce future amortizable income. Because these repayments and restructurings may vary from period to period, the amount of loan origination fees that are recognized as interest income may also vary from period to period. The decrease in amortizing fee income for the six months ended June 30, 2006 as compared to the six months ended June 30, 2005 is related to the decrease in our average origination fees on new loans, which is due in part to a higher component of equity in our asset origination mix.

The total yield on our debt portfolio at fair value for the six months ended June 30, 2006 and 2005 was 12.9% and 11.8%, respectively. The average LIBOR for the six months ended June 30, 2006 was 5.0%, an increase of 1.9% from 3.1% for the six months ended June 30, 2005. The average spread to LIBOR for the six months ended June 30, 2006 was 7.9%, a decrease of approximately 0.8% from 8.7% for the six months ended June 30, 2005, primarily due to an increase in the level of fixed rate loans as well as a decrease in amortizing fee income and fee accelerations.

Fees and other income primarily include fees related to advisory and management services, prepayment fees, research revenues, bank interest and other income. Fees and other income are generally related to specific transactions or services and therefore may vary from period to period depending on the level and types of services provided. The increase in fees and other income of $0.2 million for the six months ended June 30, 2006 as compared to the six months ended June 30, 2005 was primarily due to increases in prepayment fees of approximately $1.9 million, bank interest of $0.6 million and advisory and management fees of $0.2 million, partially offset by a decrease in research fees of ($2.5) million due to the deconsolidation of Kagan Research, LLC effective January 1, 2006.

Total Operating Expenses

Operating expenses include interest, employee compensation and general and administrative expenses. The increase in interest expense during the six months ended June 30, 2006 as compared to the six months ended

June 30, 2005, is primarily attributable to an increase of $4.8 million due to increases in LIBOR, an increase of $1.7 million due to increases in the spread to LIBOR, and an increase of $1.5 million due to higher average borrowings. Of the $1.7 million increase due to increases in the spread to LIBOR, $0.9 million is attributable to the amortization of deferred debt issuance costs. The increase in deferred debt issuance cost amortization is primarily attributable to loan repayments, which, in certain instances, require us to accelerate amortization of these costs.

Employee compensation includes base salaries and benefits, variable annual incentive compensation, and long-term incentive compensation. The increase in salaries and benefits expense during the six months ended June 30, 2006 as compared to the six months ended June 30, 2005 is primarily due to increased staffing and variable annual incentive compensation, partially offset by a decrease due to the deconsolidation of Kagan Research, LLC. Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and dividends on restricted shares with performance based forfeiture restrictions and shares securing employee loans. Long-term incentive compensation decreased ($1.1) million for the six months ended June 30, 2006 compared to the six months ended June 30, 2005 due to a fewer number of restricted shares vesting during the six months ended June 30, 2006 compared to the six months ended June 30, 2005, partially offset by additional compensation cost related to the extension of certain non-executive level employee loans which are collateralized by restricted stock.

General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses. General and administrative expenses decreased approximately ($1.4) million during the six months ended June 30, 2006 compared to the six months ended June 30, 2005 due to the deconsolidation of Kagan Research LLC.

Net Operating Income Before Investment Gains and Losses

Net operating income before investment gains and losses (NOI) for the six months ended June 30, 2006 totaled $39.7 million, an increase of approximately $8.8 million compared with $30.9 million for the six months ended June 30, 2005. This increase is due to the items discussed above. During the six months ended June 30, 2005, our wholly owned subsidiary, Kagan Research, LLC, accounted for losses of $(0.8) million. Effective January 1, 2006 Kagan Research, LLC no longer qualifies to be a consolidated subsidiary of the Company.

Net Investment Gains and Losses

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the six months ended June 30, 2006:

(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Reversal of Unrealized (Gain)/Loss	Net Gain/(Loss)
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	$583	$1,328	$—	$1,911
Copperstate Technologies, Inc.	Security Alarm	Control	(1,483)	—	1,053	(430)
Telecomm South, LLC	Communications	Control	(1,493)	—	1,493	—
Stratford Schools Holdings, Inc.	Education	Non-affiliate	—	1,457	—	1,457
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	—	596	—	596
Fawcette Technical Publications Holding	Publishing	Control	—	(1,735)	—	(1,735)
Jenzabar, Inc.	Technology	Non-affiliate	—	580	—	580
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	988	—	988
Miles Media Holding, Inc.	Publishing	Non-affiliate	—	404	—	404
Midwest Tower Partners, LLC	Communications	Control	—	7,413	—	7,413
National Product Services, Inc.	Business Services	Control	—	685	—	685
Superior Publishing Corporation	Newspaper	Control	—	566	—	566
dick clark productions, inc.	Broadcasting	Non-affiliate	—	474	—	474
I-55 Internet Services, Inc.	Communications	Non-affiliate	—	—	606	606
Other			189	(293)	(156)	(260)

Total			$(2,204)	$12,463	$2,996	$13,255

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the six months ended June 30, 2005:

(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Reversal of Unrealized (Gain)/Loss	Net Gain/(Loss)
Creatas, L.L.C.	Information Services	Control	$20,431	$—	$(22,138)	$(1,707)
Jupitermedia Corporation	Information Services	Non-affiliate	2,203	728	(344)	2,587
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	2,038	648	(989)	1,697
Talk America Holdings, Inc.	Communications	Non-affiliate	1,354	—	(892)	462
Interactive Business Solutions, Inc.	Security Alarm	Control	(1,750)	—	1,826	76
Corporate Legal Times	Publishing	Control	(287)	—	339	52
Executive Enterprise Institute, LLC	Business Services	Affiliate	(190)	—	—	(190)
Midwest Tower Partners, LLC	Communications	Control	—	2,811	—	2,811
Sunshine Media Delaware, LLC	Publishing	Affiliate	—	1,627	—	1,627
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	1,601	—	1,601
Jenzabar, Inc.	Technology	Non-affiliate	—	1,513	—	1,513
ETC Group, LLC	Publishing	Control	—	484	—	484
Copperstate Technologies, Inc.	Security Alarm	Control	—	483	—	483
IDS Telcom LLC	Communications	Non-affiliate	—	(692)	583	(109)
Telecomm South, LLC	Communications	Control	—	(119)	—	(119)
Superior Publishing Corporation	Newspaper	Control	—	(130)	—	(130)
Bridgecom Holdings, Inc. after acquisition	Communications	Control	—	—	(497)	(497)
Cleartel	Communications	Control	—	(733)	—	(733)
CCG Consulting, LLC	Business Services	Non-affiliate	—	(958)	—	(958)
Working Mother Media, Inc.	Publishing	Control	—	(2,067)	—	(2,067)
Crystal Media Network, LLC	Broadcasting	Control	—	(2,517)	—	(2,517)
Fawcette Technical Publications Holding	Publishing	Control	—	(2,939)	—	(2,939)
Other			157	493	(60)	590

Total			$23,956	$233	$(22,172)	$2,017

Net investment gains totaled $13.2 million for the six months ended June 30, 2006, compared to $2.0 million for the six months ended June 30, 2005. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation as summarized in the tables above. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

Provision for Income Taxes on Investment Gains

During the six months ended June 30, 2006 we recorded a $3.6 million provision for income taxes. This tax provision is related to unrealized gains of approximately $8.5 million, which have been recorded on one of our investments, which, if ultimately realized in that amount, will result in an estimated tax liability equal to this provision. The tax provision is based on the current rates in the applicable jurisdiction.

Net Income

Net income totaled $49.3 million for the six months ended June 30, 2006, compared to $32.9 million for the six months ended June 30, 2005. The increase in net income is due to the items discussed above.

Comparison of the Years Ended December 31, 2005 and 2004

The following table shows the components of our net operating income for the years ended December 31, 2005, and 2004:

	Year Ended December 31,		Change	Percentage Change
(dollars in millions)	2005	2004
Operating income
Interest and dividend income	$96.7	$69.1	$27.6	40%
Loan fees	9.6	8.8	0.8	9%

Total interest and dividend income	106.3	77.9	28.4	36%
Fees and other income	13.2	15.2	(2.0)	(13)%

Total operating income	119.5	93.1	26.4	28%

Operating expenses
Interest expense	23.1	10.5	12.6	120%
Employee compensation:
Salaries and benefits	19.3	15.7	3.6	23%
Long-term incentive compensation	6.5	11.7	(5.2)	(44)%

Total employee compensation	25.8	27.4	(1.6)	(6)%

General and administrative expense	10.1	10.1	—	0%

Total operating expenses	59.0	48.0	11.0	23%

Net operating income	60.5	45.1	15.4	34%
Net investment gains	7.7	2.5	5.2	208%

Net income	$68.2	$47.6	$20.6	43%

Total Operating Income

Total operating income includes interest and dividend income, loan fees and fees and other income. The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Dividend income results from dividends earned on our yielding equity investments. Dividend income will vary from period to period depending upon the level of yield on our equity investments and the amount of yielding equities outstanding, as well as the value of the underlying securities.

The increase in interest and dividend income for the year ended December 31, 2005, as compared to the year ended December 31, 2004, is due to growth in average loans, which had an impact of $14.5 million, an increase in LIBOR, which had an impact of $13.2 million and an increase in dividend income, which had an impact of $7.2 million, primarily attributable to our preferred stock of Broadview Networks Holdings, Inc. These increases were partially offset by a decrease in the spread to LIBOR in our loan portfolio, which had an impact of

($7.2) million. The majority of the decrease in the spread to LIBOR is related to holding fixed rate loans and loans with LIBOR floors in a rising interest rate environment, as well as fluctuations due to payoff and origination activity. The total yield on our total investment portfolio, at cost, for the years ended December 31, 2005 and 2004 was 11.1% and 10.0%, respectively.

During the year ended December 31, 2005, our investments in Bridgecom Holdings, Inc. and Broadview accounted for approximately $17.5 million, or 14.6%, of our total operating income. Our operating income related to Bridgecom and Broadview related to interest and dividends on our loan and equity investments in these entities. Our preferred stock investment in Broadview, which had a fair value of $52.1 million as of December 31, 2005, entitles us to a preferred claim of approximately $90 million plus accrued dividends, which accumulate at an annual rate of 12% on our preferred claim. We currently expect that our Broadview investment will continue to comprise a significant component of our operating income. In future periods, our ability to record income related to the accumulating dividends on our preferred securities will be dependent upon the performance and value of Broadview.

Loan fees for the years ended December 31, 2005 and 2004, included fees relating to the following:

(dollars in millions)	2005	2004
Amortizing and other fee income	$3.7	$5.6
Fee accelerations	5.9	3.1

Total loan fees	$9.6	$8.7

Loan fees include origination fees on loans that are capitalized and amortized into interest income over the life of the loan. When repayments or restructurings with other than minor modifications occur, we will accelerate the recognition into loan fee income of previously unamortized loan origination fees. These accelerations have the effect of increasing current period income and reducing future amortizable income. Because these repayments and restructurings may vary from period to period, the amount of loan origination fees that are recognized as interest income may also vary from period to period. The decrease in amortizing fee income for the year ended December 31, 2005 as compared to the year ended December 31, 2004 is related primarily to the volume of fee accelerations in 2005 and a decrease in our average origination fees on new loans.

Fees and other income primarily include fees related to advisory and management services, prepayment fees, research revenues, bank interest and other income. Fees and other income are generally related to specific transactions or services and therefore may vary from period to period depending on the level and types of services provided. The decrease in fees and other income of $2.0 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 was primarily due to $4.5 million of management fees earned in 2004 from one of our control investments, Bridgecom Holdings, Inc., prior to its merger with Broadview, versus none earned during 2005, and a decrease in other income of $0.7 million. These decreases were partially offset by increases in advisory fees of $0.4 million, prepayment fees of $0.2 million, research revenues from our wholly owned subsidiary Kagan Research, LLC of $0.9 million, and bank interest income of $1.7 million. The increase in bank interest income is due to higher cash balances, primarily in our cash, securitization accounts, due to higher principal and interest payments on loans held as collateral for our securitization facilities. Cash from principal and interest payments that occur in our securitization facilities are accumulated in trust accounts until monthly or quarterly disbursements are made from trust accounts. These balances are reflected as Cash, securitization accounts on the balance sheet. The portion of payments that represent principal payments are primarily used to repay debt.

Total Operating Expenses

Operating expenses include interest, employee compensation and general and administrative expenses. The increase in interest expense during the year ended December 31, 2005 as compared to the year ended

December 31, 2004, is primarily attributable to an increase of $7.8 million due to increases in LIBOR, an increase of $1.7 million due to the spread to LIBOR, and an increase of $3.1 million due to higher average borrowings.

Employee compensation includes base salaries and benefits, variable annual incentive compensation, and long-term incentive compensation. The increase in salaries and benefits expense during the year ended December 31, 2005 as compared to the year ended December 31, 2004 is primarily due to increased staffing, which is part of an ongoing effort to expand our infrastructure in order to support our plans for future growth. Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and dividends on performance based restricted shares and shares securing employee loans. Long-term incentive compensation totaled $6.5 million for the year ended December 31, 2005 compared to $11.7 million for the year ended December 31, 2004. During the first quarter of 2004, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions that were applicable to restricted stock of certain of our executive officers which resulted in an expense of $4.0 million. During the third quarter of 2005, the performance-based forfeiture restrictions and time-based forfeiture provisions that were applicable to restricted stock of certain non-executive officers lapsed which resulted in a $0.6 million increase in long-term incentive compensation expense and a $0.4 million increase in salaries and benefits expense.

General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses. General and administrative expenses were approximately $10.1 million for the years ended December 31, 2005 and 2004.

Net Operating Income Before Investment Gains and Losses

Net operating income before investment gains and losses (NOI) for the year ended December 31, 2005 totaled $60.5 million, an increase of 34.2% compared with $45.1 million for the year ended December 31, 2004. Our wholly owned subsidiary, Kagan Research, LLC, accounted for losses of $(1.9) million and $(0.7) during the years ended December 31, 2005 and 2004, respectively. The changes in net operating income are the result of the items described above.

Net Investment Gains and Losses

The following table summarizes our realized gains and (losses) on investments for the years ended December 31, 2005 and 2004:

(dollars in thousands)

Portfolio Company	Industry	2005	2004
21st Century Newspapers, Inc.	Newspaper	$—	$2,478
aaiPharma Inc.	Other Diversified	—	(278)
All Island Media, Inc.	Newspaper	390	—
AMI Telecommunications Corporation	Telecommunications	—	(6,989)
Boucher Communications, Inc.	Publishing	930	—
Bridgecom Holdings, Inc.	Telecommunications	—	2,158
CCG Consulting, LLC	Business Services	(1,258)	—
Cleartel Communications, Inc.	Telecommunications	—	(669)
Corporate Legal Times	Publishing	(367)	—
Creatas, L.L.C.	Information Services	20,431	—
Dakota Imaging, Inc.	Technology	—	331
Executive Enterprise Institute, LLC	Business Services	(190)	—
FTI Technologies Holdings, Inc.	Technology	—	(5,125)
iVerify.US Inc.	Security Alarm	(1,750)	—
Jupitermedia Corporation	Information Services	2,321	—
Metropolitan Telecommunications Holding Company	Telecommunications	2,038	—
National Systems Integration	Security Alarm	(5,177)	—
Netplexus Corporation	Technology	—	(2,531)
nii communications, inc.	Telecommunications	900	—
R.R. Bowker LLC	Information Services	—	2,268
Talk America Holdings, Inc.	Telecommunications	1,354	—
UMAC, Inc	Publishing	(10,062)	—
Witter Publishing Co. Inc.	Publishing	(721)	—
Other		182	107

Net realized gains (losses) on investments		$9,021	$(8,250)

The following table summarizes the net change in our unrealized appreciation and depreciation on investments for the years ended December 31, 2005 and 2004:

(dollars in thousands)

Portfolio Company	Industry	2005	2004
Unrealized appreciation (depreciation) on investments
Bridgecom Holdings, Inc.	Telecommunications	$—	$497
CCG Consulting, LLC	Business Services	(1,269)	—
Cleartel Communications, Inc.	Telecommunications	(733)	(4,332)
Copperstate Technologies, Inc.	Security Alarm	(876)	(1,681)
Corporate Legal Times	Publishing	—	1,637
Creatas, L.L.C.	Information Services	—	20,459
Crystal Media Network, LLC	Broadcasting	(3,704)	(347)
ETC Group, LLC	Publishing	503	(750)
Fawcette Technical Publications Holding	Publishing	(3,553)	(718)
FTI Technologies Holdings, Inc.	Technology	—	(5,125)
IDS Telcom LLC	Telecommunications	(692)	(300)
Images.com, Inc.	Information Services	—	1,466
Interactive Business Solutions, Inc.	Security Alarm	—	(919)
Jenzabar, Inc.	Technology	6,506	703
Metropolitan Telecommunications Holding Company	Telecommunications	534	1,239
Midwest Tower Partners, LLC	Telecommunications	1,131	—
National Systems Integration, Inc.	Security Alarm	—	(4,743)
nii communications, inc.	Telecommunications	—	925
On Target Media, LLC	Publishing	1,103	—
Sunshine Media Delaware, LLC	Publishing	4,001	(3,678)
Superior Publishing Corporation	Newspaper	(924)	1,104
SXC Health Solutions, Inc.	Technology	1,342	53
Talk America Holdings, Inc.	Telecommunications	—	(1,302)
Telecomm South, LLC	Telecommunications	619	(1,019)
Wiesner Publishing Company, LLC	Publishing	1,514	—
Witter Publishing Co. Inc.	Publishing	(127)	(602)
Working Mother Media, Inc.	Publishing	(1,604)	(4,012)
Other		1,330	715

Unrealized appreciation (depreciation) on investments		5,101	(730)

Reversal of unrealized (appreciation) depreciation
AMI Telecommunications Corporation	Telecommunications	—	6,858
Bridgecom Holdings, Inc.	Telecommunications	—	(2,242)
Bridgecom Holdings, Inc. after acquisition	Telecommunications	(497)	—
CCG Consulting, LLC	Business Services	1,269	—
Creatas, L.L.C.	Information Services	(22,138)	—
FTI Technologies Holdings, Inc.	Technology	—	5,125
IDS Telcom LLC	Telecommunications	583	—
iVerify.US Inc.	Security Alarm	1,826	—
Metropolitan Telecommunications Holding Company	Telecommunications	(989)	—
National Systems Integration	Security Alarm	5,319	—
Netplexus Corporation	Technology	—	2,413
nii communications, inc.	Telecommunications	(901)	—
NOW Communications, Inc.	Telecommunications	—	658
RR Bowker	Information Services	—	(794)
Talk America Holdings, Inc.	Telecommunications	(892)	—
UMAC, Inc.	Publishing	10,062	—
Witter Publishing Co. Inc.	Publishing	874	—
Other		(960)	(481)

Net reversal of unrealized (appreciation) depreciation		(6,444)	11,537

Net unrealized appreciation (depreciation) on investments		$(1,343)	$10,807

Net investment gains totaled $7.7 million for the year ended December 31, 2005, compared to $2.6 million for the year ended December 31, 2004. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation as summarized in the tables above. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized. The net realized gains for the year ended December 31, 2005 were primarily attributable to a $20.4 million realized gain on the sale of our Creatas equity investment, partially offset by a $10.1 million realized loss on the sale of our investment in UMAC, Inc. The reversal of unrealized appreciation on the Creatas investment totaled ($22.1) million, and the reversal of unrealized depreciation on the UMAC investment totaled $10.1 million.

During 2005, our investment with the largest unrealized depreciation was Crystal Media Network, LLC. Certain events occurred at Crystal Media during 2005 that caused us to record unrealized losses on our equity investment of approximately $3.7 million. These unrealized losses, along with unrealized losses recorded on this investment prior to 2005, have reduced our estimated fair value of our equity investment in Crystal Media to approximately $1.1 million, which is approximately $5.0 million less than our cost basis in this investment. We currently expect to convert this unrealized loss to a realized loss in a future period.

Net Income

Net income totaled $68.2 million for the year ended December 31, 2005, compared to $47.6 for the year ended December 31, 2004. The increase in net income is due to the items discussed above.

Comparison of the Years Ended December 31, 2004 and 2003

The following table shows our selected operating data for the years ended December 31, 2004, and 2003:

	Year Ended December 31,
(dollars in millions)	2004	2003	Change	Percentage Change
Operating income
Interest and dividend income	$69.1	$64.7	$4.4	7%
Loan fees	8.8	7.1	1.7	24%

Total interest and dividend income	77.9	71.8	6.1	8%
Fees and other income	15.2	8.9	6.3	71%

Total operating income	93.1	80.7	12.4	15%
Operating expenses
Interest expense	10.5	10.1	0.4	4%
Employee compensation:
Salaries and benefits	15.7	9.2	6.5	71%
Long-term incentive compensation	11.7	6.3	5.4	86%

Total employee compensation	27.4	15.5	11.9	77%
General and administrative expense	10.1	7.5	2.6	35%

Total operating expenses	48.0	33.1	14.9	45%

Net operating income	45.1	47.6	(2.5)	(5%)
Net investment gains (losses)	2.5	(5.6)	8.1	145%

Net income	$47.6	$42.0	$5.6	13%

Total Operating Income

Total operating income includes interest income on commercial loans, loan fees, dividend income, advisory fees and other income. Interest income is comprised of commercial loan interest at contractual rates and upfront fees that are amortized into income over the life of the loan. Most of our loans contain lending features that adjust the rate margin based on the financial and operating performance of the borrower, which generally occurs quarterly.

Total operating income for the year ended December 31, 2004 was $93.1 million, an increase of $12.4 million or 15% compared to the year ended December 31, 2003. Total interest and dividend income for 2004 was $77.9 million, an increase of $6.1 million or 9% as compared to 2003. An increase in dividend and loan fee income of $6.6 million was partially offset by a decrease in interest income on loans of $0.5 million. The increase in dividend income was primarily related to dividends on preferred stock of one of our control investments, Bridgecom Holdings, Inc. During the year ended December 31, 2004, our Bridgecom investment accounted for approximately 13% of our total operating income. The decrease in interest income on loans was due to a lower average spread to LIBOR on the loan portfolio, which had an impact of ($7.2) million, partially offset by asset growth, which had an impact of $4.3 million, and an increase in LIBOR during the year ended 2004, which had an impact of $2.4 million. The lower spread to LIBOR is partly due to a change in investment mix, which includes an increase in the proportion of our investment portfolio that is in diversified sectors. These investments generally bare lower risk and yield lower interest rates, which accounted for approximately $3.6 million of the change in spread. We have originated these investments to enhance our diversification, to reduce overall portfolio risk and to achieve better execution on our debt financing. Further, because LIBOR increased during the year ended December 31, 2004, the spread to LIBOR on fixed rate loans and loans with LIBOR floors decreased. This accounted for approximately $0.8 million of the change in spread. The remainder is primarily due to the timing of contractual interest rate resets in a rising interest rate environment. At December 31, 2004, the rate spread to LIBOR of our accruing loans and yielding equity investments was 9.2%.

Advisory fees and other income increased $6.3 million from the year ended December 31, 2003 to the year ended December 31, 2004 due to an increase in advisory services provided to new and existing customers compared to the prior year, research revenues from Kagan Research, LLC and management fees from one of our control investments, Bridgecom Holdings, Inc.

Total Operating Expenses

Operating expenses are comprised of three components: (1) interest expense, (2) base salaries and benefits and long-term incentive compensation, and (3) general and administrative expenses. Total operating expenses for the year ended December 31, 2004 were $48.0 million, an increase of $14.9 million or 45% compared to the year ended December 31, 2003.

Interest expense increased by 4% to $10.5 million for the year ended December 31, 2004 compared to $10.1 million for the year ended December 31, 2003. The increase is primarily attributable to an increase in LIBOR, which had an impact of $1.3 million, and an increase in average borrowings, which had an impact of $1.6 million, partially offset by a decrease in the spread to LIBOR, which had an impact of ($1.5) million.

For the year ended December 31, 2004, the increases in salaries and benefits and general and administrative expenses were due primarily to expenses associated with Kagan Research, LLC, which we acquired during the first quarter of 2004 as well as an increase in salaries and benefits due to higher variable annual incentive compensation, additional hires and one time expenses associated with these new employees. Salaries and benefits associated with Kagan Research, LLC amounted to $2.6 million for the year ended December 31, 2004. Variable annual incentive compensation was $1.7 million higher for the year ended December 31, 2004 than for the year ended December 31, 2003. The balance of the increase in salaries and benefits was primarily attributable to increases in salaries and benefits for existing employees and additional hires. The additional hires are part of an ongoing effort to grow our infrastructure in order to support our plans for future growth. General and administrative expense associated with Kagan Research, LLC amounted to $2.5 million for the year ended December 31, 2004.

Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and the treatment of dividends on all shares securing employee loans as compensation. During the first quarter of 2004, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions that were applicable to restricted stock of certain of our executive officers. Long-term incentive compensation totaled $11.7 million for the year ended December 31, 2004, compared to $6.3 million for the year ended December 31, 2003, respectively. The increase in long-term incentive compensation is primarily due to the modification made during the first quarter of 2004. The expense associated with the modifications totaled $5.8 million for 2004, of which $4.0 million was expensed in the first quarter.

Net Operating Income Before Investment Gains and Losses

Net operating income before investment gains and losses for the year ended December 31, 2004 totaled $45.1 million, a decrease of 5% compared with $47.6 million for the year ended December 31, 2003. Our wholly owned subsidiary Kagan Research, LLC, accounted for losses of ($0.7) million during the year ended December 31, 2004. The changes in net operating income before investment gains and losses are the result of the items described above.

Net Investment Gains and Losses

The following table summarizes our realized gains and losses on investments for the years ended December 31, 2004 and 2003:

(dollars in thousands)

Portfolio Company	Sector	2004	2003
21st Century Newspapers, Inc.	Newspaper	$2,478	$—
aaiPharma Inc.	Other Diversified	(278)	—
AMI Telecommunications Corporation	Telecommunications	(6,989)	(5,585)
Bridgecom Holdings, Inc.	Telecommunications	2,158	—
Cleartel Communications, Inc.	Telecommunications	(669)	—
Dakota Imaging, Inc.	Technology	331	—
Eli Research, Inc.	Information Services	—	300
Fawcette Technical Holding	Publishing	—	(519)
FTI Technologies Holdings, Inc.	Technology	(5,125)	—
National Systems Integration	Security Alarm	—	(5,812)
NBG Radio Network, Inc.	Broadcasting	—	(398)
Netplexus Corporation	Technology	(2,531)	(48)
R.R. Bowker LLC	Information Services	2,268	—
Rising Tide Holdings, Inc.	Publishing	—	(2,675)
Sabot Publishing, Inc.	Publishing	—	(405)
SXC Health Solutions, Inc.	Technology	—	1,679
Talk America Holdings, Inc.	Telecommunications	—	2,690
THE Journal, LLC	Publishing	—	(959)
VS&A-PBI Holding LLC	Publishing	—	(7,901)
Other		107	53

Net realized (losses) on investments		$(8,250)	$(19,580)

The following table summarizes the net change in our unrealized appreciation and depreciation on investments for the years ended December 31, 2004 and 2003.

(dollars in thousands)

Portfolio Company	Sector	2004	2003
Unrealized appreciation (depreciation) on investments
AMI Telecommunications Corporation	Telecommunications	$—	$(5,558)
Biznessonline.com, Inc.	Telecommunications	—	(2,270)
Bridgecom Holdings, Inc.	Telecommunications	497	2,014
Cleartel Communications, Inc.	Telecommunications	(4,332)	—
Copperstate Technologies, Inc.	Security Alarm	(1,681)	1,504
Corporate Legal Times	Publishing	1,637	(883)
Creatas, L.L.C.	Information Services	20,459	1,771
Crystal Media Network, LLC	Broadcasting	(347)	(983)
ETC Group, LLC	Publishing	(750)	—
Fawcette Technical Publications Holding	Publishing	(718)	(1,960)
FTI Technologies Holdings, Inc.	Technology	(5,125)	—
IDS Telcom LLC	Telecommunications	(300)	—
Images.com, Inc.	Information Services	1,466	(939)
Interactive Business Solutions, Inc.	Security Alarm	(919)	(1,324)
Jenzabar, Inc.	Technology	703	—
Metropolitan Telecommunications Holding Company	Telecommunications	1,239	869
National Systems Integration, Inc.	Security Alarm	(4,743)	(576)
Netplexus Corporation	Technology	—	(676)
nii communications, inc.	Telecommunications	925	—
NOW Communications, Inc.	Telecommunications	—	(658)
Sunshine Media Delaware, LLC	Publishing	(3,678)	—
Superior Publishing Corporation	Newspaper	1,104	—
SXC Health Solutions, Inc.	Technology	53	631
Talk America Holdings, Inc.	Telecommunications	(1,302)	2,608
Telecomm South, LLC	Telecommunications	(1,019)	(643)
THE Journal, LLC	Publishing	—	(117)
Witter Publishing Co. Inc.	Publishing	(602)	—
Working Mother Media, Inc.	Publishing	(4,012)	(152)
Other		715	(600)

Net unrealized (depreciation) on investments		(730)	(7,942)

Reversal of unrealized depreciation (appreciation)
AMI Telecommunications Corporation	Telecommunications	6,858	5,143
Bridgecom Holdings, Inc.	Telecommunications	(2,242)	—
Fawcette Technical Holding	Publishing	—	519
FTI Technologies Holdings, Inc.	Technology	5,125	—
National Systems Integration	Security Alarm	—	5,276
NBG Radio Network, Inc.	Broadcasting	—	574
Netplexus Corporation	Technology	2,413	—
NOW Communications, Inc.	Telecommunications	658	—
Rising Tide Holdings, Inc.	Publishing	—	2,735
RR Bowker	Information Services	(794)	—
Systems Xcellence USA, Inc.	Technology	—	(631)
Talk America Holdings, Inc.	Telecommunications	—	(1,746)
THE Journal, LLC	Publishing	—	1,752
VS&A-PBI Holding LLC	Publishing	—	7,901
Other		(481)	379

Net reversal of unrealized depreciation (appreciation)		11,537	21,902

Net change in unrealized depreciation on investments		$10,807	$13,960

Net investment gains (losses) totaled $2.6 million for the year ended December 31, 2004, compared to ($5.6) million for the year ended December 31, 2003. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation as summarized in the following tables. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

Net Income

Net income totaled $47.6 million for the year ended December 31, 2004, compared to $42.0 for the year ended December 31, 2003. The increase in net income is due to the items discussed above.

Financial Condition, Liquidity and Capital Resources

Cash and Cash Equivalents, Cash, Securitization Accounts, and Cash, Restricted

At June 30, 2006, December 31, 2005 and December 31, 2004, we had $33.8 million, $45.6 million and $82.7 million, respectively, in cash and cash equivalents. In addition, at June 30, 2006, December 31, 2005 and December 31, 2004, we had $74.3 million, $82.1 million and $79.5 million, respectively, in cash, securitization accounts. We also had $0.7 million and $2.0 million of restricted cash as of June 30, 2006 and December 31, 2005, respectively. We primarily invest cash on hand in interest bearing deposit accounts. Cash, securitization accounts include payments received on securitized loans, which, in certain cases, are held in designated bank accounts until monthly or quarterly disbursements are made from the securitization trusts. In certain cases, we are required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements, while in other cases we are permitted to use these amounts to acquire new loans into the securitization trusts. Cash in securitization accounts negatively impacts our earnings since the interest we pay on borrowings typically exceeds the rate of return that we are able to earn on temporary cash investments. Our objective is to maintain sufficient cash on hand to cover current funding requirements and operational needs.

For the first six months of 2006, net cash provided by operating activities totaled $39.7 million, an increase of approximately $8.9 million from the first six months of 2005. This increase was due primarily to an increase in net operating income, partially offset by an increase in paid-in-kind interest and dividends. Cash provided by investing activities totaled $37.3 million for the six months ended June 30, 2006 compared with cash used in investing activities ($38.7) million for the six months ended June 30, 2005. This change is primarily the result of an increase in the amount of proceeds from payments of investments and a decrease in originations, draws and advances on loans. Cash used in financing activities was ($88.8) million for the six months ended June 30, 2006, compared to net cash provided by financing activities of $15.4 million for the six months ended June 30, 2005. This change is due to net payments on borrowings during the six months ended June 30, 2006 as opposed to net proceeds from borrowing during the six months ended June 30, 2005. Additionally, we did not raise proceeds from the issuance of common stock during the six months ended June 30, 2006, while we raised proceeds of $69.2 million from the issuance of common stock during the six months ended June 30, 2005.

For 2005, net cash provided by operating activities totaled $50.6 million, a decrease of $2.3 million from the prior year’s amount. This decrease was due primarily to an increase in the amount of accrued payment-in-kind interest and dividend income and an increase in cash used by working capital activities partially offset by an increase in net operating income. Cash used by investing activities totaled $197.5 million compared with $175.8 million in 2004. This increase is the result of higher portfolio growth in 2005. Cash provided by financing activities was $109.7 million for the year ended December 31, 2005, compared to $145.5 million for the year ended December 31, 2004. The decrease is primarily the result of lower net borrowings and higher distributions partially offset by an increase in proceeds from the issuance of common stock.

Liquidity and Capital Resources

We expect our cash on hand and cash generated from operations, including the portion of the cash in securitization accounts that will be released to us, to be adequate to meet our cash needs at our current level of operations. In order to fund new originations, we intend to use cash on hand, advances under our borrowing facilities and equity financings. Our secured borrowing facilities generally contain collateral requirements, including, but not limited to, asset mix, minimum diversity and rating and limitations on loan size. These limitations limit our ability to fund certain new originations with advances under such facilities, in which case we fund originations using unsecured debt or equity financings. During 2005, we entered into new debt agreements, including a $50.0 million private placement of investment grade, five-year unsecured notes and a $250.0 million warehouse facility with Merrill Lynch Capital Corp. Also during 2005, we amended certain of our existing credit agreements, including our $50.0 million unsecured revolver with Bayerische Hypo-Und Vereinsbank, AG, New York Branch and our $250.0 million warehouse credit facility with SunTrust Bank. The overall capacity, revolving capacity and collateral requirements of these new and amended financings allow for greater funding flexibility, which we believe will help us to leverage our assets more consistently. See “—Borrowings.”

During the first six months of 2006 we did not raise any proceeds through the sale of newly issued common stock. In 2005, we raised $123.1 million of gross proceeds by selling 8,029,500 shares of newly issued common stock. In 2004, we raised $105.4 million of gross proceeds by selling 6,622,155 shares of newly issued common stock.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders substantially all of our income. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. As of June 30, 2006 and December 31, 2005, this ratio was 228% and 218%, respectively. This requirement limits the amount that we may borrow.

To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets. We intend to maintain a current shelf registration statement pursuant to which we may issue common stock from time to time.

Off-Balance Sheet Arrangements

We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

As of June 30, 2006 and December 31, 2005, we had unused commitments to extend credit to our customers of $56.5 million and $37.3 million, respectively, which are not reflected on our balance sheet. The estimated fair value of these commitments reflects the amount we would have to pay a counterparty to assume these obligations and was $0.2 million at December 31, 2005. This amount was estimated as the amount of fees currently charged to enter into similar agreements, taking into account the creditworthiness of the counterparties.

From time to time, we provide guarantees or standby letters of credit on behalf of our portfolio companies. As of June 30, 2006, December 31, 2005 and 2004, we had guarantees and standby letters of credit of approximately $13.3 million, $10.2 million and $2.8 million, respectively.

Contractual Obligations

The following table shows our contractual obligations as of June 30, 2006:

	Payments Due by Period
(dollars in millions) Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings (b)(c)	$497.6	$138.7	$25.5	$75.9	$257.5
Future minimum rental obligations	9.7	1.4	2.9	3.0	2.4

Total contractual obligations	$507.3	$140.1	$28.4	$78.9	$259.9

(a)	This excludes the unused commitments to extend credit to our customers of $56.5 million as discussed above.
(b)	Borrowings under the MCG Commercial Loan Funding Trust Facility and the Revolving Unsecured Credit Facility are listed based on the contractual maturity of the respective facility due to the revolving nature of the facilities. The contractual obligations listed above related to the Series 2004-1 Notes, are based on the contractual principal payments on the loans which comprise the collateral in that facility. The terms of the Series 2004-1 Notes require these principal collections on the loans which comprise the collateral to be used to repay the notes. Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements. These amounts do not include interest on the borrowings.
(c)	$25.5 million of amounts due in less than one year, $25.5 million of amounts due in 1-3 years and $25.9 million of amounts due in 4-5 years were repaid subsequent to June 30, 2006 using approximately $61.9 million of cash from the Commercial Loan Trust 2004-1 and the Commercial Loan Trust 2006-1 securitizations and $15.0 million of new borrowings from our Commercial Loan Trust 2006-1. Amounts due in less than one year also include $95.2 million outstanding under our Commercial Loan Funding Trust facility, which was renewed by the lender through July 27, 2007, subsequent to June 30, 2006. See Recent Developments.

The following table shows our contractual obligations as of December 31, 2005:

	Payments Due by Period
(dollars in millions) Contractual Obligations(a)	Total	Less than 1 year	1-3 years	4-5 years	More than years
Borrowings(b)	$541.1	$362.4	$75.3	$103.4	$—
Future minimum rental obligations	12.2	1.7	3.5	3.6	3.4

Total contractual obligations	$553.3	$364.1	$78.8	$107.0	$3.4

(a)	This excludes the unused commitments to extend credit to our customers of $37.3 million as discussed above.
(b)	Borrowings under the MCG Commercial Loan Funding Trust Facility and the Revolving Unsecured Credit Facility are listed based on the contractual maturity of the respective facility due to the revolving nature of the facilities. Repayments of the Series 2004-1 Notes are based on the contractual principal collections of the loans which comprise the collateral. Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements. These amounts do not include interest on the borrowings.

Borrowings

At June 30, 2006, December 31, 2005 and 2004, we had aggregate outstanding borrowings of $497.6 million, $541.1 million and $467.4 million, respectively. The following table shows the facility amounts and outstanding borrowings at June 30, 2006, December 31, 2005 and 2004:

	June 30, 2006		December 31, 2005		December 31, 2004
(dollars in millions)	Facility amount	Amount outstanding	Facility amount	Amount outstanding	Facility amount	Amount outstanding
Unsecured Notes	$50.0	$50.0	$50.0	$50.0	$—	$—
Commercial Loan Trust 2005-2	—	—	250.0	159.2	—	—
Commercial Loan Trust 2006-2	200.0	—	—	—	—	—
Commercial Loan Funding Trust Facility	250.0	95.2	250.0	160.0	150.0	—
Term Securitizations
Series 2006-1 Class A-1 Notes	106.2	106.2	—	—	—	—
Series 2006-1 Class A-2 Notes	50.0	—	—	—	—	—
Series 2006-1 Class A-3 Notes	85.0	—	—	—	—	—
Series 2006-1 Class B Notes	58.8	58.8	—	—	—	—
Series 2006-1 Class C Notes	45.0	45.0	—	—	—	—
Series 2006-1 Class D Notes	47.5	47.5
Series 2004-1 Class A-1 Asset Backed Bonds	—	—	81.1	81.1	250.5	250.5
Series 2004-1 Class A-2 Asset Backed Bonds	17.6	17.6	31.5	31.5	31.5	31.5
Series 2004-1 Class B Asset Backed Bonds	43.5	43.5	43.5	43.5	43.5	43.5
Series 2004-1 Class C Asset Backed Bonds	15.8	15.8	15.8	15.8	—	—
Series 2001-1 Class A Asset Backed Bonds	—	—	—	—	81.5	81.5
Series 2001-1 Class B Asset Backed Bonds	—	—	—	—	35.4	35.4
Senior Secured Credit Facility	—	—	—	—	25.0	25.0
Revolving Unsecured Credit Facility	60.0	18.0	50.0	—	—	—

	$1,029.4	$497.6	$771.9	$541.1	$617.4	$467.4

Our weighted average borrowings for the six months ended June 30, 2006 and 2005 were $511.0 million and $441.1 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred debt issuance costs and commitment fees, for the six months ended June 30, 2006 and 2005 was 6.9% and 4.4%, respectively. This increase of approximately 2.5% in the weighted average interest rate for the six months ended June 30, 2006 compared to the six months ended June 30, 2005 was primarily attributable to an increase in average LIBOR of 1.9%, as well as increases in the average spread to LIBOR of 0.3% and increases in deferred debt issuance cost amortization of 0.3%. The increase in deferred debt issuance cost amortization is primarily attributable to loan repayments, which, in certain instances, require us to accelerate amortization of these costs. Our weighted average borrowings for the year ended December 31, 2005 and 2004 were $439.0 million and $340.7 million, respectively. Our weighted average interest rate on all of our borrowings, including amortization of deferred debt issuance costs and commitment fees, for the year ended December 31, 2005 and 2004 was 5.26% and 3.08%, respectively. For the above borrowings, the fair value of the borrowings approximates cost.

All of our debt facilities, except the Senior Secured Credit Facility, the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through bankruptcy remote, special purpose, wholly owned subsidiaries and, therefore, their assets may not be available to our creditors. In some cases, advances under our debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans we may leverage as collateral. See Note C to the Consolidated Financial Statements for further discussion of our borrowings.

During the three months ended June 30, 2006, we completed a $500 million debt securitization. In connection with this securitization transaction, we repaid $264.5 million of existing indebtedness under our

Commercial Loan Trust 2005-2 and Commercial Loan Funding Trust facilities and terminated our Commercial Loan Trust 2005-2 credit facility in accordance with its terms.

Commercial Loan Trust 2006-2. On May 2, 2006 we established, through MCG Commercial Loan Trust 2006-2, a $200 million warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250 million of commercial loans with borrowings of up to $200 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from us. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

We intend to use the warehouse credit facility to fund the origination of loans that will collateralize a future term securitization. Advances under the facility, equal to 80% of the value of commercial loans purchased by the trust, bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on the earlier of November 30, 2007 or the completion of a term securitization and may be extended under certain circumstances.

Commercial Loan Trust 2006-1. On April 18, 2006, we completed a $500 million debt securitization through MCG Commercial Loan Trust 2006-1, our wholly owned subsidiary. The 2006-1 Trust issued $106.3 million of Class A-1 Notes rated AAA / Aaa, $50.0 million of Class A-2 Notes rated AAA / Aaa, $85.0 million of Class A-3 Notes rated AAA / Aaa, $58.8 million of Class B Notes rated AA / Aa2, $45.0 million of Class C Notes rated A / A2 and $47.5 million of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

We retained all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from us. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes and are required to be drawn within the next 12 months. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans currently totaling $330.0 million, which were purchased by the trust from us. Additional commercial loans will be purchased by the trust from us primarily using the proceeds from the Class A-3 delayed draw notes and the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Unsecured Notes.    On October 11, 2005, we issued $50.0 million of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2005-2.    On June 9, 2005, we established, through MCG Commercial Loan Trust 2005-2, a $250.0 million warehouse credit facility with Merrill Lynch Capital Corp. On April 18, 2006, this facility terminated in connection with our Term Securitization 2006-1. The warehouse credit facility allowed MCG Commercial Loan Trust 2005-2 to borrow up to $250.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred by us to the trust. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be senior secured commercial loans. Advances under the facility bore interest based on LIBOR plus 0.75% and interest was payable monthly. As of December 31, 2005, we had $159.2 million outstanding under this credit facility.

Commercial Loan Trust 2005-1.    On April 21, 2005, we established, through MCG Commercial Loan Trust 2005-1, a $100.0 million warehouse credit facility with an affiliate of UBS AG. The warehouse credit facility allowed MCG Commercial Loan Trust 2005-1 to borrow up to $100.0 million subject to certain covenants, concentration limits and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-1, including commercial loans sold by us to the trust, and the lender had partial recourse to MCG Capital. Advances under the facility bore interest based on LIBOR plus 0.50%, and interest was payable monthly. The facility was terminated on November 30, 2005, at which time no collateral was in the facility and no borrowings were outstanding.

Commercial Loan Funding Trust Facility.    On November 10, 2004, we established, through MCG Commercial Loan Funding Trust, a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by us to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Through July 29, 2005, advances under the facility bore interest based on a commercial paper rate plus 1.15%.

On July 29, 2005, we amended the Commercial Loan Funding Trust Facility. Pursuant to this amendment, the total facility amount was increased from $150.0 million to $250.0 million, the interest rate was changed from commercial paper rate plus 1.15% to commercial paper rate plus 0.95%, the concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 25% to 35%, and other minor modifications were made. On April 17, 2006 we amended this facility to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 35% to 50% and the inclusion of additional industry segments. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. In connection with this amendment, the facility was renewed until July 28, 2006. As of June 30, 2006, we had $95.2 million outstanding under this credit facility. See “Recent Developments” for further discussion.

Term Securitization 2004-1.    On September 30, 2004, we established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397.7 million of loans. The facility is secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled $135.4 million, $228.0 million and $406.0 million as of June 30, 2006, December 31, 2005 and December 31, 2004, respectively. This facility is scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes. The Class A-1, Class A-2, Class B and Class C Notes are scheduled to be repaid as we receive principal collections on the underlying collateral. As of June 30, 2006 and December 31, 2005, a total of $76.9 million and $171.9 million, respectively, of these notes were outstanding. On July 20, 2006 we repaid the notes using approximately $61.9 million of cash from the Commercial Loan Trust 2004-1 and our Commercial Loan Trust 2006-1 securitization and $15.0 million of new borrowings from our Commercial Loan Trust 2006-1 securitization. See “Recent Developments” for further discussion.

The 2004-1 Trust issued $250.5 million of Class A-1 Notes rated Aaa/AAA, $31.5 million of Class A-2 Notes rated Aa1/AAA, $43.5 million of Class B Notes rated A2/A and $15.8 million of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, we sold the Class C securities, which had previously been retained by us. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bear interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

Senior Secured Credit Facility.    On September 10, 2004, we entered into a $25.0 million senior secured revolving credit facility with Bayerische Hypo-Und Vereinsbank, A.G. and in February 2005, the aggregate available loan amount under this facility was increased to $50.0 million. All new advances under the credit facility were at the discretion of the lender, had a maturity of one year from the date of the advance, and bore interest at LIBOR plus 2.00% or the prime rate plus 0.50%. The credit facility was secured by a first priority security interest in our tangible and intangible assets subject to certain excluded collateral and certain permitted other liens. The credit facility contained customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity and a negative pledge. The credit facility also contained customary events of default with customary cure and notice, including, without limitation, nonpayment misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. In September 2005, this facility was amended and is now our Revolving Unsecured Credit Facility.

Revolving Unsecured Credit Facility.    On June 19, 2006, we amended our Revolving Unsecured Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $50.0 million to $60.0 million, the maturity date was extended from September 19, 2006 to June 18, 2007, and an additional lender was added to this facility. HVB maintained its $50.0 million commitment, and the additional $10.0 million was committed by Chevy Chase Bank. Other minor modifications were also made to this facility. This credit facility is unsecured and is committed up to $60.0 million on a revolving basis. In addition, this Revolving Unsecured Credit Facility allows for additional lenders with HVB acting as the agent. Advances under this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, and minimum cash net investment income. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. The credit facility is scheduled to mature on September 19, 2006 and is subject to annual renewal at the discretion of the agent. As of June 30, 2006 and December 31, 2005, we had $18.0 million and $0, respectively, outstanding under this credit facility. See “Recent Developments” for further discussion.

Warehouse Credit Facility.    On January 29, 2004, our wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200 million secured warehouse credit facility with an affiliate of UBS AG. We used the warehouse credit facility to fund our origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, which we securitized using an affiliate of the lender as the exclusive structurer and placement agent. Advances under the credit facility bore interest at LIBOR plus 0.50%. The warehouse credit facility operated much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. On September 30, 2004, we paid off the warehouse credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility.

Term Securitization 2001-1.    On December 27, 2001, we established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes. The facility was secured by all of the Trust’s commercial loans and cash in securitization accounts, which totaled $0.0 million as of December 31, 2005 and $209.9 million as of December 31, 2004. This facility was scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes were scheduled to be repaid as we receive principal collections on the underlying collateral.

The 2001-1 Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA, and $35.4 million of Class B Notes rated A/A2/A as rated by Standard & Poor’s, Moody’s and Fitch, respectively. This facility was terminated on December 15, 2005. As of December 31, 2005, there were no borrowings outstanding under this facility. As of December 31, 2004, $81.5 million of Class A Series 2001-1 Notes and $35.4 million of Class B Series 2001-1 Notes were outstanding. The Class A Series 2001-1 Notes bore interest of LIBOR plus 0.60% and the Class B Series 2001-1 Notes bore interest of LIBOR plus 1.75%, and interest was payable quarterly on both.

Distributions

We intend to make distributions on a quarterly basis to our stockholders of substantially all of our income. We may make deemed distributions to our stockholders of certain net capital gains.

As a business development company that has elected to be treated as a regulated investment company, we generally are required to (1) distribute at least 90% of our investment company taxable income and 90% of any ordinary pre-RIC built in gains that we recognize and (2) distribute (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) to avoid an excise tax.

Through December 31, 2005, we have made distributions in excess of our earnings of approximately $66.0 million. In addition, through December 31, 2005, we have net unrealized depreciation on our investments of $19.7 million. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our distributions declared since January 1, 2004:

Date Declared	Record Date	Payment Date	Amount
July 27, 2006	August 24, 2006	October 30, 2006	$0.42
April 27, 2006	May 25, 2006	July 28, 2006	0.42
February 16, 2006	March 16, 2006	April 27, 2006	0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27,2005	May 26, 2005	July 28,2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42
October 29, 2004	November 19, 2004	January 27, 2005	0.42
July 28, 2004	August 20, 2004	October 28, 2004	0.42
April 22, 2004	May 7, 2004	July 29, 2004	0.42
March 25, 2004	April 6, 2004	April 29, 2004	0.42

To date, we have declared distributions totaling $8.89 per share. The table below shows the detail of our distributions for the years ended December 31, 2005 and 2004:

	2005		2004
Ordinary income(a)	$1.31	78.0%	$1.09	64.6%
Capital gains(a)	0.15	9.0	0.06	3.7
Return of capital(b)	0.22	13.0	0.53	31.7

Total reported on tax Form 1099-DIV	$1.68	100.0%	$1.68	100.0%

(a)	For 2005, 2004 and 2003, ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

Each year a statement on Form 1099-DIV identifying the source of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Because the determination of tax return of capital is made on an annual basis and our taxable income fluctuates from quarter to quarter, we have not determined the amount, if any, of tax return of capital there may be for the year ending December 31, 2006.

Critical Accounting Policies

The consolidated financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Income Recognition

Interest on commercial loans is recognized when earned and is computed by methods that generally result in level rates of return on principal amounts outstanding. We monitor individual customer’s financial trends in order to assess the recoverability of interest with respect to each customer. We closely monitor the status and performance of each individual investment.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been paid to date. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

Paid-in-Kind Interest

We include in income certain amounts that we have not yet received in cash, such as contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that may be prepaid either by contract or the portfolio company’s choice, but is generally due at the end of the loan term. We will cease accruing PIK interest if we do not expect the customer to be able to pay all principal and interest due. In certain cases, a customer makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK interest portion of a customer’s loan can increase while the total outstanding amount of the loan to that customer may stay the same or decrease. The PIK loan balance represented $19.1 million or 1.8% of our portfolio of investments as of June 30, 2006, $13.5 million or 1.2% of our portfolio of investments as of December 31, 2005 and $17.3 million or 2.0% of our portfolio of investments as of December 31, 2004.

PIK related activity for the six months ended June 30, 2006 and the years ended December 31, 2005 and 2004 was as follows:

	Six Months Ended June 30, 2006	Year Ended December 31,
		2005	2004
(dollars in millions)
Beginning PIK loan balance	$13.5	$17.3	$27.3
PIK interest earned during the period	9.3	12.7	10.5
Principal payments on PIK loans	(6.2)	(10.4)	(12.5)
PIK loans converted to other securities	(0.2)	(5.7)	(7.9)
Interest receivable converted to PIK	2.7	—	—
Realized loss	—	(0.4)	(0.1)

Ending PIK loan balance	$19.1	$13.5	$17.3

As noted above, in certain cases, a customer may make principal payments on its loan that are contractually applied first to the non-PIK loan balance instead of the PIK loan balance. If all principal payments from these customers had been applied first to any PIK loan balance outstanding at the time of the payment, and any remainder applied to the non-PIK loan balance, an additional $3.6 million of payments would have been applied against the June 30, 2006 PIK loan balance of $19.1 million, an additional $3.4 million of payments would have been applied against the December 31, 2005 PIK loan balance of $13.5 million and an additional $5.8 million of payments would have been applied against the December 31, 2004 PIK loan balance of $17.3 million. If the payments had been applied against the PIK loan balance, the balance at June 30, 2006, December 31, 2005 and 2004 would have been $15.5 million, $10.1 million and $11.5 million, respectively.

Dividends

Certain of our equity investments have stated accruing dividend rates. We accrue dividends on our equity investments as they are earned to the extent there is sufficient value to support the ultimate payment of those dividends. Dividend activity for the six months ended June 30, 2006 and years ended December 31, 2005 and 2004 was as follows:

	Six Months Ended June 30, 2006	Year Ended December 31,
(in millions)		2005	2004
Beginning accrued dividend balance	$12.4	$5.4	$0.4
Dividend income earned during the period	8.8	12.4	5.3
Payment of previously accrued dividends	(1.8)	—	(0.3)
Accrued dividends converted to other securities	—	(5.4)	—

Ending accrued dividend balance	$19.4	$12.4	$5.4

Loan Origination Fees

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at fair value as determined by our board of directors. Fair values are determined using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. We had $7.7 million, $9.1 million and $12.5 million of unearned income as of June 30, 2006, December 31, 2005 and December 31, 2004, respectively.

Unearned income activity for the six months ended June 30, 2006 and years ended December 31, 2005 and 2004 was as follows:

	Six Months Ended June 30, 2006			Year Ended December 31,
				2005			2004
(in millions)	Cash Received	Equity Interest and Future Receivables	Total	Cash Received	Equity Interest and Future Receivables	Total	Cash Received	Equity Interest and Future Receivables	Total
Beginning unearned income balance	$6.9	$2.2	$9.1	$5.0	$7.5	$12.5	$5.6	$10.8	$16.4
Additional fees	1.8	0.3	2.1	5.5	0.7	6.2	2.8	2.3	5.1
Unearned income recognized	(1.8)	(1.7)	(3.5)	(3.3)	(6.0)	(9.3)	(3.0)	(5.6)	(8.6)
Unearned fees applied against loan balance(a)	—	—	—	(0.3)	—	(0.3)	(0.4)	—	(0.4)

Ending unearned income balance	$6.9	$0.8	$7.7	$6.9	$2.2	$9.1	$5.0	$7.5	$12.5

(a)	When a loan is paid off at an amount below our cost basis, we apply any fees received that have not been recognized as income against the outstanding loan amount to reduce the cost basis, which has the effect of reducing any realized loss.

Other Fees

In certain investment transactions, we may perform consulting or advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

Valuation of Investments

Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At June 30, 2006 and December 31, 2005, approximately 90% and 88%, respectively, of our total assets represented investments of which approximately 95% and 94% are valued at fair value and approximately 5% and 6% are valued at market value based on readily ascertainable public market quotes at June 30, 2006 and December 31, 2005, respectively. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis and record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, our loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

Each debt and equity investment is valued using industry valuation benchmarks. The investment value is discounted if it is illiquid in nature and/or a minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Stock-based Compensation

Prior to January 1, 2006, we accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Effective January 1, 2006, we adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”) using the modified prospective method. The adoption of SFAS No. 123R did not impact our net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share during that period.

Securitization Transactions

Periodically, we transfer pools of loans to bankruptcy remote special purpose entities for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the assets assumed by our consolidated bankruptcy remote special purpose entities equaling $593.1 million at June 30, 2006, $596.9 million at December 31, 2005 and $536.5 million at December 31, 2004.

Recent Developments

On September 18, 2006, we entered into employment agreements with Steven F. Tunney, our President and Chief Executive Officer, B. Hagen Saville, our Executive Vice President of Business Development and Robert J. Merrick, our Chief Investment Officer. We also entered into an Amended and Restated Employment Agreement with Michael R. McDonnell, our Chief Financial Officer and Chief Operating Officer. See “Executive Compensation—Employment Agreements.”

On August 24, 2006, we announced the resignation of Bryan J. Mitchell as Chief Executive Officer and member of our board of directors. We also announced the appointment of Steven F. Tunney as our Chief Executive Officer, effective August 24, 2006. Mr. Tunney has served as our President since May 2001, and as Chief Operating Officer since 1998. Prior to becoming our President, he served as our Chief Financial Officer. Mr. Tunney also serves as a member of our board of directors.

We also announced the appointment of B. Hagen Saville to our board of directors. Mr. Saville will continue to serve as our Executive Vice President of Business Development, as he has done since 1998.

In addition, the Company announced the appointment of Michael R. McDonnell as our Chief Operating Officer. Mr. McDonnell will continue to serve as our Executive Vice President, Chief Financial Officer and Treasurer, as he has done since September 2004.

The Company also announced the appointment of Robert J. Merrick as our Chief Investment Officer. Mr. Merrick has served as our Executive Vice President and Chief Credit Officer since 1998.

On August 24, 2006, we entered into a Severance Agreement and Release with Bryan J. Mitchell, relating to his resignation as of August 24, 2006 as our Chief Executive Officer and as a member of our board of directors. In addition, Mr. Mitchell resigned from all of his board positions at our subsidiaries and portfolio companies.

Under his severance agreement, Mr. Mitchell agreed to comply with: (i) confidentiality restrictions for an indefinite period of time; (ii) non-competition restrictions for a period of six months after the date of his resignation; (iii) non-solicitation restrictions for a period of eighteen months after the date of his resignation; (iv) mutual non-disparagement restrictions for a period of eighteen months after the date of his resignation; and (v) restrictions on acquisition of MCG Capital and actions to initiate sale of MCG Capital for a period of eighteen months after the date of his resignation. Under his severance agreement, Mr. Mitchell further agreed: (i) to provide for an indefinite period of time whatever assistance is required by us or our agents concerning any matter related to his employment at our reasonable request and cost, and (ii) to pay to us any amounts that Mr. Mitchell may be required to pay and/or reimburse as a result of the current review by the Independent Committee of our board of directors up to a maximum of $60,000, within ten (10) business days of receiving notice that such amounts are due. Under his severance agreement, we and Mr. Mitchell also generally agreed: (i) to release each other from any and all claims; and (ii) to not sue with respect to any matters that occurred up to and including the date of his severance agreement.

In consideration for Mr. Mitchell’s agreement to and continued compliance with the terms of his severance agreement, as described in the paragraph above, his severance agreement provides Mr. Mitchell with the following benefits: (1) an aggregate amount of $1,500,000, with $750,000 plus interest accrued on $750,000 payable on the date six months plus one day following the date of his resignation using an annual interest rate of 6.00% for purposes of the interest calculation, and $250,000 payable on the nine, twelve and eighteen month anniversary of the date of his resignation, (2) continued coverage, at our expense, under our group health and disability benefit plans, beginning on the date of his resignation and ending eighteen months after the date of his resignation, unless Mr. Mitchell becomes eligible for similar health and disability benefits under any other plan on an earlier date; (3) continued participation in our group life insurance plan at our expense for up to eighteen months, unless Mr. Mitchell becomes eligible for life insurance benefits under any other plan or program on an earlier date; and (4) lapsing of all forfeiture provisions on all shares of restricted stock that were subject to forfeiture provisions on the date of his resignation, with Mr. Mitchell paying any necessary withholding taxes incurred as a result of such lapsing.

Should Mr. Mitchell or his successor employer successfully challenge the enforceability of either his non-competition covenant or his non-solicitation covenant, we reserve the right to reduce payments of certain benefits listed above to reflect the actual time period that such covenants remain in effect. Should Mr. Mitchell fail to comply with his cooperation covenant or other provisions of his severance agreement, we reserve the right to cease payment of certain benefits listed above.

Mr. Mitchell’s severance agreement supersedes the Amended and Restated Employment Agreement, by and between the Company and Mr. Mitchell, dated as of November 3, 2002, except with respect to certain post- termination obligations of Mr. Mitchell under his employment agreement, which have been incorporated as part of his severance agreement, as well as the Amended and Restated Restricted Stock Agreement, by and between the Company and Mr. Mitchell, dated as of March 1, 2004.

On August 7, 2006, we amended our Revolving Unsecured Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $60.0 million to $75.0 million, and an additional lender was added to this facility. HVB and Chevy Chase Bank maintained their $50.0 million and $10.0 million commitments, respectively, and the additional $15.0 million was committed by Sovereign Bank. As of June 30, 2006, we had $18 million outstanding under this credit facility.

On July 27, 2006, we reported that an Independent Committee of our Board of Directors (the “Independent Committee”) was conducting a review of the timeliness of certain loan payments and tax withholding reimbursements involving six of our current and former executive officers. The Independent Committee has reported these matters to the staff of the Securities and Exchange Commission (the “SEC Staff”) and has also reported the results of the review to date to the SEC Staff. The review by the Independent Committee has now been substantially completed, although the SEC Staff has requested that the Independent Committee furnish additional information. The Independent Committee believes that it has fully cooperated with the SEC Staff and will continue to do so. The SEC Staff may also require further information in the future, the nature and scope of which cannot be determined at this time.

Our executive officers (along with other of our employees) received awards of restricted stock in 2001 in connection with the termination of our stock option plan, including the outstanding stock options held by such individuals. A portion of the restricted stock was purchased through the delivery of promissory notes to us on which interest was payable periodically and which became due and payable on May 28, 2006. All of these executive officers repaid their principal balances in full in accordance with the terms of the loans, except for the former Chief Executive Officer. The payment of principal from the former Chief Executive Officer was not received timely, but the former Chief Executive Officer’s note was paid in full. In addition, while not all interest payments from these executive officers were made timely, all interest payments on these notes have been paid in full.

Certain periodic tax withholding payments were made by us, from time to time, in connection with dividend payments and the lapsing of forfeiture provisions on restricted stock. All of the periodic tax withholding payments made by us were periodically reimbursed by those officers in full and there are no reimbursements currently due; however, certain reimbursements did not occur promptly. Between July 30, 2002 and July 27, 2006, we made periodic tax withholding payments for such transactions aggregating approximately $3.6 million to the relevant tax authorities. The maximum unreimbursed amount outstanding at any time was $1.7 million.

We continue to believe that there will be no impact on previously reported earnings as a result of these matters. We have instituted procedures to ensure concurrent payment to us of any future obligations of the executive officers resulting from withholdings paid by us on behalf of its executive officers.

The timeliness of reimbursements of withholding payments was brought to the attention of the Audit Committee by our executive officers. Our board of directors formed an Independent Committee to conduct the review of these matters, assisted by independent counsel.

The Independent Committee has reviewed these and related matters and has considered whether there has been any violation of our code of business conduct and ethics and the federal securities laws, including, but not limited to, Section 402 of the Sarbanes-Oxley Act of 2002, (Section 13(k) of the Exchange Act). Based upon the facts known to the Independent Committee as of the present date, the Independent Committee has concluded that certain violations of our code of business conduct and ethics did occur and reached no conclusion regarding Section 402 of Sarbanes-Oxley. All of the current or former executives whose payments were under review and who are currently employed by us have voluntarily paid us a total of $10,945, reflecting imputed interest on the past due amounts.

Based on the results of the review to date, and at the direction of the Independent Committee, the board of directors has taken various remedial measures, including the following:

•	Our former Chief Executive Officer has been fined $25,000 and will be required to pay total interest of $31,205, reflecting imputed interest on the past due amounts.

•

We will establish a new Compliance Committee, which will be chaired by our Chief Compliance Officer who will report directly to our board of directors and its audit committee on all compliance-related matters.

•

We will review our internal control and compliance policies and procedures, including (1) reviewing, expanding, and formalizing our policies related to all potential extensions of credit to employees, executive officers, and directors, including tax withholding, company credit card use, travel and/or other petty cash advances, and advances of any other kind; (2) enhancing our training of employees regarding compliance with the letter and spirit of our code of business conduct and ethics; and (3) reviewing, and as needed revising, our whistleblower policies and training to reflect best practices.

We currently estimate that we have incurred legal and professional fees of approximately $1,000,000 during the third quarter of 2006 in connection with this review, which will be expensed accordingly. In the event that the SEC Staff requires additional information in the future, the Independent Committee will respond to such requests, and we may incur additional expenses, which cannot be quantified at this time.

On July 20, 2006, pursuant to Section 10 of the Indenture, dated September 30, 2004, between MCG Commercial Loan Trust 2004-1 (the Trust”) and Wells Fargo Bank, National Association, MCG Capital Corporation (the “Company”) caused the holder of the Class D notes issued by the Trust to exercise its right to have the series 2004-1 Notes issued by the Trust on September 30, 2004 redeemed. This redemption accelerated the repayment of these notes, which were scheduled to become due on July 20, 2016. On the date of the redemption, the Series 2004-1 Notes held by parties other than MCG Capital Corporation totaled approximately $76.9 million, and were repaid using approximately $61.9 million of cash from the Trust and our Commercial Loan Trust 2006-1 securitization and $15.0 million of new borrowings from our Commercial Loan Trust 2006-1 securitization. The remaining Series 2004-1 notes that we held were canceled as of July 20, 2006. During the quarter ending September 30, 2006, we expect to recognize, as expense, approximately $1.2 million of total debt issuance cost amortization related to the Series 2004-1 Notes, including scheduled amortization through the redemption date and accelerated amortization at the redemption date. The majority of the collateral that was held by the Trust has been transferred to our other credit facilities.

During July 2006, our Commercial Loan Funding Trust facility was renewed by the lender, as required annually, through July 27, 2007. This facility is scheduled to terminate on November 7, 2007.

Quantitative and Qualitative Disclosures about Market Risk

Interest rate sensitivity refers to the change in earnings that may result from the changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. As of June 30, 2006 and December 31, 2005, approximately 63% and 67%, respectively, of our loan portfolio, at cost, bears interest at a spread to LIBOR, 36% and 29%, respectively, at a fixed rate, and 1% and 4%, respectively, at a spread to prime rate. As of June 30, 2006 and December 31, 2005, approximately 31% and 39%, respectively, of our loan portfolio, at cost, has a LIBOR floor, at various levels.

We regularly measure exposure to interest rate risk. We have interest rate risk exposure mainly from the portion of the commercial loan portfolio funded using stockholders’ equity. Our board of directors assesses interest rate risk and we manage our interest rate exposure on an ongoing basis. The following table shows a comparison of the interest rate base for our interest bearing cash, outstanding commercial loans and our outstanding borrowings at June 30, 2006, December 31, 2005 and December 31, 2004:

	June 30, 2006		December 31,
			2005		2004
(dollars in millions)	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings
Repurchase Agreement Rate	$108.0	$—	$120.7	$—	$160.4	$—
Money Market Rate	0.7	—	2.0	—	—	—
Prime Rate	10.2	—	36.1	—	38.8	—
30-Day LIBOR	42.3	—	36.0	—	43.6	—
60-Day LIBOR	—	—	—	—	7.1	—
90-Day LIBOR	490.5	352.4	562.6	331.1	514.7	467.4
180-Day LIBOR	25.2	—	30.9	—	34.0	—
Commercial Paper Rate	—	95.2	—	160.0	—	—
Fixed Rate	315.9	50.0	273.5	50.0	122.3	—

Total	$992.8	$497.6	$1,061.8	$541.1	$920.9	$467.4

Based on our June 30, 2006 balance sheet, the following table shows the impact to net income of base rate changes in interest rates assuming no changes in our investment and borrowing structure.

(dollars in millions)

Basis Point Change	Interest Income	Interest Expense	Net Income
(300)	$(20.2)	$(13.4)	$(6.8)
(200)	(13.5)	(9.0)	(4.5)
(100)	(6.8)	(4.5)	(2.3)
100	6.8	4.5	2.3
200	13.5	9.0	4.5
300	20.3	13.4	6.9

Based on our December 31, 2005 balance sheet, the following table shows the impact to net income of base rate changes in interest rates assuming no changes in our investment and borrowing structure.

(dollars in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
(300)	$(21.3)	$(14.7)	$(6.6)
(200)	(15.5)	(9.8)	(5.7)
(100)	(7.9)	(4.9)	(3.0)
100	7.9	4.9	3.0
200	15.8	9.8	6.0
300	23.6	14.7	8.9

We continually monitor our exposure to interest rate changes and may engage in certain hedging activities as we deem appropriate. We assess the risks associated with changes in interest rates and the cost of hedging activities to determine when it is appropriate to hedge any exposure we may have. Certain of our interest bearing investments contain LIBOR floors to minimize the exposure to significant decreases in interest rates. We currently have no investments in any derivative securities that would be considered interest rate hedges.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of June 30, 2006 and December 31 for the years indicated in the table, unless otherwise noted. The information contained in the table for the years 1998 through 2005 has been derived from our financial statements which have been audited by Ernst & Young LLP. Ernst & Young LLP’s report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. See “Prospectus Summary—Where You Can Find Additional Information”.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Commercial Loan Trust 2006-2
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (through June 30)	—	2,357	—	N/A

Commercial Class A-1 Series 2006-1 Notes
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (through June 30)	106,250,000	2,357	—	N/A

Commercial Class A-2 Series 2006-1 Notes
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (through June 30)	—	2,357	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Commercial Class A-3 Series 2006-1 Notes
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (through June 30)	—	2,357	—	N/A

Commercial Class B Series 2006-1 Notes
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (through June 30)	58,750,000	2,357	—	N/A

Commercial Class C Series 2006-1 Notes
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (through June 30)	45,000,000	2,357	—	N/A

Commercial Class D Series 2006-1 Notes
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (through June 30)	47,500,000	2,357	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Unsecured Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	50,000,000	2,231	—	N/A
2006 (through June 30) (unaudited)	50,000,000	2,357	—	N/A

Commercial Loan Trust 2005-2
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	159,180,766	2,231	—	N/A
2006 (through June 30) (unaudited)	—	—	—	N/A

MCG Commercial Loan Funding Trust Revolving Credit Facility
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	160,000,000	2,231	—	N/A
2006 (through June 30) (unaudited)	95,249,366	2,357	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Revolving Unsecured Credit Facility
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (through June 30) (unaudited)	18,000,000	2,357	—	N/A

Senior Class A-1 Series 2004-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	250,500,000	2,186	—	N/A
2005	81,138,452	2,231	—	N/A
2006 (through June 30) (unaudited)	—	—	—	N/A

Senior Class A-2 Series 2004-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	31,500,000	2,186	—	N/A
2005	31,500,000	2,231	—	N/A
2006 (through June 30) (unaudited)	17,568,819	2,357	—	N/A

Mezzanine Class B Series 2004-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	43,500,000	2,186	—	N/A
2005	43,500,000	2,231	—	N/A
2006 (through June 30) (unaudited)	43,500,000	2,357	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Mezzanine Class C Series 2004-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	15,800,000	2,231	—	N/A
2006 (through June 30) (unaudited)	15,800,000	2,357	—	N/A

Senior Class A Series 2000-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	66,661,000	1,445	—	N/A
2001	22,585,000	2,224	—	N/A
2002	123,718,000	1,993	—	N/A
2003	130,991,000	2,525	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (through June 30) (unaudited)	—	—	—	N/A

Senior Class A Series 2001-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	229,860,000	2,224	—	N/A
2002	204,757,000	1,993	—	N/A
2003	137,777,000	2,525	—	N/A
2004	81,537,000	2,186	—	N/A
2005	—	—	—	N/A
2006 (through June 30) (unaudited)	—	—	—	N/A

Senior Class B Series 2001-1 Notes
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	35,363,000	2,224	—	N/A
2002	35,363,000	1,993	—	N/A
2003	35,363,000	2,525	—	N/A
2004	35,363,000	2,186	—	N/A
2005	—	—	—	N/A
2006 (through June 30) (unaudited)	—	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Senior Secured Credit Facility with Bayerische Hypo-Und Vereinsbank, A.G.
1996	$—	$—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	25,000,000	2,186	—	N/A
2005	—	—	—	N/A
2006 (through June 30) (unaudited)	—	—	—	N/A

Senior Secured Credit Facility with Heller Financial, Inc., as Agent
1995	$—	$—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	138,785,000	1,421	—	N/A
1999	248,217,000	1,299	—	N/A
2000	290,172,000	1,445	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (through June 30) (unaudited)	—	—	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.
(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(c)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.
(d)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

We are a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. We primarily make secured debt, unsecured debt, and equity investments in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million, which we refer to as “middle market” companies. As of December 31, 2005, the average revenue of our portfolio companies was approximately $44.1 million and the average EBITDA was approximately $8.8 million. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. We primarily acquire new customers directly through our contacts with owner operators and other investors, such as private equity sponsors. Our investment decisions are based on extensive analyses of potential customers’ business operations and asset valuations. We have developed specialized risk management methods, pricing tools, due diligence methodologies and data management processes that are designed to help us assess risk, establish appropriate pricing, and maximize our return on investment.

Our primary business objectives are to increase our earnings and net asset value by investing in debt and equity securities of middle market companies. The majority of our investments are originated directly with our customers, although from time to time we do participate in loan syndications or other deals. Our investment objective is to achieve current income and capital gains. We primarily achieve current income from our investments in debt securities and capital gains through appreciation in the value of our equity investments. Some of our equity investments also provide current dividend income. To meet these investment objectives, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies while managing risk on a customer by customer basis. In addition, we maintain a flexible approach to funding that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting and research services we offer also support our customers’ business strategies.

We have built our portfolio with disciplined asset acquisition through our underwriting and investment approval processes and active portfolio management. We generally make investments of up to $50 million. Our loans typically mature in 2 to 8 years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are typically made in companies in which we have also made debt investments. We evaluate our overall return from a customer based upon the performance of all the customer’s securities that we own. Our equity investments typically range from nominal amounts to 100% ownership. Our equity investments include preferred stock, common stock, warrants and other claims against enterprise value. In many cases, when we make an equity investment, we obtain the right to board representation.

During 2005, our average investment in a new portfolio company was $13.7 million. As of December 31, 2005, our investment portfolio consisted of $872.5 million of senior and subordinated secured loans, $61.6 million of unsecured subordinated loans, and $163.5 million of equity investments. As of December 31, 2005 and 2004, our average investment balance per customer was $12.1 million and $9.1 million, respectively. Our core competencies include risk assessment and risk management and we have developed expertise which is reflected in our underwriting and compliance processes. As of December 31, 2005, approximately 1.5% of our loans were more than 60 days past due and 1.2% of our loans were on non-accrual status. As of December 31, 2005, our customer base consisted of 91 companies with headquarters in 29 states and Washington, D.C.

Corporate History and Offices

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Internal Revenue Code. A RIC is required to meet certain requirements in order to continue to qualify as a RIC for federal income tax purposes, including certain minimum distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”

We were formed in 1998 by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. Prior to this purchase, we had conducted our business since 1990 as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

MCG was organized as a Delaware corporation on March 18, 1998. On March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have an office in Richmond, Virginia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus and you should not consider information contained on our web site to be part of this prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

Market Opportunity

We believe that the middle market business segment is growing and that it is significant to the U.S. economy. We believe that this business segment has increasing demand for, and less access to, high-quality differentiated corporate financial services. We also believe this trend is likely to continue given the on-going consolidation in the financial services industry. Our focus on selected markets with strong growth prospects, combined with our targeted customers’ growing demand for capital and the corporate finance and advisory services we offer, enhance our market opportunity. We also believe that traditional financial service providers typically lack infrastructure and dedicated expertise to focus on middle market companies, which also enhances our market opportunity. We believe that the middle market has distinct characteristics in terms of capital and servicing requirements. We also believe that the middle market offers attractive rates of return. We also believe that the industries in which we invest have a number of common features, including active private equity investing, projected growth and growing value.

Our business began in 1990 primarily as a lender in the communications, information services, media, technology, software, and business services industries. Over the past several years, we have become a diversified investor in various industries. We currently have approximately 68% of our portfolio invested in the communications, information services, media, technology, software, and business services industries. We expect the percentage of investments in industries other than communications, information services, media and technology to continue to increase gradually over time as we expand our platform and market opportunity.

Strategy

We seek to achieve favorable risk-adjusted rates of return in the form of current yield and capital appreciation, while maintaining credit and investment quality in our asset portfolio. We believe our financial performance is a product of our knowledge and insight, effectiveness in targeting potential customers and serving them, risk-based pricing techniques, and effective risk management. We apply well established credit processes to the assessment of risk, and we structure and price our investments accordingly. We have developed proprietary analytics, data and knowledge to support our business activities.

Our investment process is designed to achieve the following strategic objectives:

•	generate favorable risk-adjusted rates of return by delivering capital and strategic insight to increase our customers’ enterprise value;

•	maintain sound credit and investment discipline and pricing practices, regardless of market conditions, to avoid adverse investment selection;

•	effectively manage risk by utilizing an integrated team approach to customer acquisition, research, underwriting, compliance, portfolio corporate governance and investment servicing activities.

We generally make investments of up to $50 million. We invest in senior debt, secured subordinated debt, unsecured subordinated debt and preferred and common equity securities. Our loans include amortizing term loans, term loans that are payable in full at maturity and revolving credit facilities. Our loans may be structured with a combination of current interest, deferred interest or equity-linked components.

We have the ability to invest throughout the capital structure of a company, which we refer to as our “one-stop” solution. Our “one-stop” solution enables our customers to satisfy multiple financing needs from a single capital provider. In a typical “one-stop” solution, we will acquire multiple debt securities of a company. We also often acquire equity securities in our “one-stop” transactions. These securities typically include senior secured debt, secured or unsecured subordinated debt, and preferred and/or common equity. The overall transaction size and product mix are based upon the needs of the customer and the potential return from the securities that we intend to purchase and hold. In the event that one of our “one-stop” solutions results in a product mix which we do not believe is an efficient use of our capital, we may sell portions of some of the securities in order to achieve a more optimal mix. In most cases, when we sell portions of one of our investments, we continue to service the investment and thus these sales are seamless to our customers.

We will invest in a controlling position of a company on a select basis where we have knowledge, expertise and insight and where we believe an opportunity exists to generate strong returns. As of December 31, 2005, $305.6 million of our investments at fair value, or 28%, were in companies in which we own 25% or more of the company’s equity and $286.9 million of our investments at fair value, or 26%, were in companies in which we own 50% or more of the company’s equity. As of December 31, 2005, we owned 25% or more of the equity of 13 out of 91, or 14%, of our portfolio companies and we owned 50% or more of the equity of 10 out of 91, or 11%, of our portfolio companies.

Expert-Activist Philosophy

Our “expert-activist” philosophy is one of the foundations of our investment process. It enables us to make lending and investment decisions quickly and confidently because we have a firm understanding of the funding needs of our target customers and the operating characteristics of their businesses. We enhance our detailed understanding of the middle market through continuous engagement with existing and prospective customers and insights through our ongoing research. We use this information to enhance the quality of our credit and investment analysis.

We work with our customers and targeted customers to understand the costs and benefits of their corporate development initiatives, business opportunities, competition, and acceptable risks and returns. This understanding, together with our flexible funding approach, enables us to facilitate customers’ corporate development decisions, even in some cases where short-term financial ratios or other metrics may temporarily decline. We believe that this approach differentiates us from most other lenders and investors and helps to create attractive risk-adjusted returns and healthy long-term relationships with our customers. We believe that our approach has enabled us to make investments and achieve returns based on the value we help to create rather than solely on the basis of our cost of capital. Many of our transactions are with existing customers as they execute multi-year growth strategies. Through December 31, 2005, approximately 46% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 16% had completed three or more transactions with us.

We offer managerial assistance to our portfolio companies. This assistance typically involves strategic advice, evaluation of business plans and financial modeling assistance and industry research and insights. We believe that providing assistance to our portfolio companies enables us to maximize our value proposition for our customers which, in turn, helps us maximize our investment returns.

Operations

We engage our markets with expertise and superior responsiveness, which enables us to originate and manage a diverse portfolio of investments that produce current income and capital gains in order to create consistent, high quality and sustainable dividends for our stockholders. To achieve our goal of being a leading provider of solutions-focused financial services to middle market companies, we have established a credit and business culture that strives to protect our capital, generate favorable risk-adjusted returns and generate capital gains on our equity investments.

Identifying Prospective Customers

We identify and source new customers by actively engaging our network of private equity investors and owner operators and marketing on a national scale. We also participate in a variety of industry associations and our employees attend and give presentations at numerous forums, conferences and meetings annually. During 2005, approximately 56.4% of our new investments were in private equity-backed deals and 21.3% were direct investments to owner operators, and the remaining investments were in syndicated or other deals. We acquire new customers and contacts by utilizing direct marketing to prospects identified through various data services and customized internet searches, and through relationships with investment bankers, accountants, lawyers and other professionals. Once we identify a prospective customer, we review its financial reports and corporate activities, and review other relevant information which we gather from third-party databases, industry reports, trade and consumer magazines, newspapers and newsletters. We maintain data from these sources in an internal database. We have been an active investor in the middle market since 1990, and our management team has invested over $4.4 billion in over 440 transactions. We believe that our experience in middle market investing is a meaningful competitive advantage.

Research

Our research capabilities create the foundation for our “expert-activist” philosophy of investing and, we believe, give us a competitive advantage. We focus on a company’s fundamental performance against industry conditions and operational benchmarks. Our contacts with operating companies and our active engagement in the middle market help us to continuously refine and validate our investment philosophies. The objective of our research is to provide market validated expert perspectives on operational, strategic and valuation issues and to support the business development and risk management processes through the identification of attractive industry sectors, emerging trends and competitive threats.

We continually update our investment perspectives and develop investment hypotheses for new industries. Our research capabilities are valuable in attracting customers who are able to draw from our industry expertise to refine their strategic plans, identify acquisition opportunities and set appropriate financial and operating goals.

We write and distribute Transactions, a periodic newsletter which focuses on merger and acquisition activity, to portfolio companies, prospective customers, investors, and others to facilitate a dialogue and to provide our perspective on a variety of topics. We believe that our extensive knowledge and research capabilities differentiate us in the marketplace because we are able to demonstrate our expertise and share it with our customers.

Underwriting

Our underwriting philosophy places primary emphasis on credit and risk analysis. We have incorporated the underwriting function directly into the business development process. Our underwriting team consists of investment professionals who perform due diligence and financial analyses, deal teams who are responsible for originating and managing the transaction, a member of our credit committee and a member of our legal team. Our underwriting processes, which have been developed and continuously improved over 15 years, include standard due diligence on financial performance and customized analysis of the operations, systems, accounting policies, human resources and legal and regulatory environment of a prospective customer. The members of the underwriting team work together to conduct due diligence and understand the relationships among the customer’s business plan, operations and financial performance. From time to time, we engage external industry experts to advise and assist in the underwriting process.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the credit committee and, in some instances, the investment committee. The investment memorandum generally consists of:

•	a business description;

•	historical financial analysis, projections and scenario modeling;

•	a risk evaluation specific to the prospect’s business, considering the anticipated use of proceeds of our loan, and industry;

•	a collateral valuation to assess the underlying value of the enterprise, both as an ongoing operation and its value relative to comparable public and private companies; and

•	a description of the capital structure and the investment risk and return characteristics.

Risk Evaluation.    We evaluate the history, organization and product lines of the prospective portfolio company. In addition, we analyze the prospective portfolio company’s industry, competition and market share, obsolescence and substitution risk, markets served, legal and regulatory environment and technology. In particular, we analyze the following risks:

•	Industry Risks. We analyze the specific vulnerability to industry risk, such as maturity, cyclicality, seasonality and competitor concentrations.

•

Competitive Risks.    We analyze the strengths and weaknesses of the prospective portfolio company relative to its competitors. The factors we consider include pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and capitalization. We also assess the defensibility of a prospect’s market position and its opportunity for increasing market share.

•	Regulatory Risks. We follow current regulatory developments in the industries in which we invest and assess the risks that are presented by existing and proposed regulations.

•

Customer Concentration and Market Risks.    We typically determine the values of prospective portfolio companies based upon the stability of their customer base. We analyze the number and size of customers and their attrition rates, including the potential impact of above average customer attrition, low renewals and the risk of loss of significant customers. A critical factor in this determination is the competitive value of the product that the prospective portfolio company offers to its customers and the defensibility of that competitive value.

•

Technology Risks.    We follow technological advancements in the industries in which we invest and analyze the positive or negative impacts these advancements will have on prospective and current portfolio companies.

We also assess other attributes of a potential transaction. We evaluate management’s track record, their business plan, their judgments about their products and other characteristics that may significantly affect the risk of a transaction. Quantitative attributes that we evaluate include industry-specific comparisons such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical financial statements. Qualitative attributes we evaluate may include management skill and depth, industry risk, substitution risk, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking.

Collateral Valuation.    To assess the risk of a potential investment and to quantify the underlying value of the enterprise in which we are investing, we employ a series of standard and customized valuation techniques. We primarily derive enterprise valuations through analysis of comparative public and private market transactions using our database of transactions. We also prepare discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. Finally, we look to comparable public companies to benchmark the value of the enterprise using public market data. We value collateral in light of the underlying fundamental value that considers not only current market conditions but the impact of potential changes to those conditions as well. Using these methods provides us with multiple views of the underlying value of the investment’s collateral, giving us a key risk metric, which is the loan-to-value ratio.

Investment Structure.    We evaluate all aspects of an investment’s structure, including payment priority, collateral or asset value, and financial support from guarantors and other credit enhancements. While we typically make cash flow loans, and not asset backed loans, liquidation value of assets is a factor in our credit decisions. We use investment structure to mitigate risk by requiring appropriate financial and collateral coverage thresholds. In the majority of our loans, we receive a security interest in our customers’ tangible and intangible assets, which entitles us to a preferred position on payments in the event of liquidation, and a pledge of the equity by the equity owners. In addition, we structure loan covenants to assist in the management of risk. Our loan covenants generally include affirmative covenants that require the customer to provide periodic financial information, notification of material events and compliance with laws, as well as restrictive covenants that prevent customers from taking a range of significant actions, such as incurring additional indebtedness or making acquisitions without our consent. We also generally include covenants requiring the customer to maintain or achieve specified financial ratios, such as cash flow leverage, interest charge coverage and total charge coverage, and, in certain cases, operating covenants requiring them to maintain certain operational benchmarks.

Investment Approval Process

Our credit committee approves all of our investments, while the investment committee of our board of directors also must approve certain significant investments based on asset type and investment size, as determined, from time to time, by our board of directors and its investment committee. The members of our credit committee are Steven F. Tunney, our President and Chief Executive Officer; Robert J. Merrick, our Chief Investment Officer; B. Hagen Saville, our Executive Vice President of Business Development; William B. Ford, a Senior Vice President and Managing Director; and Robert L. Marcotte, a Senior Vice President and Managing Director. The members of our investment committee are Messrs. Tunney, Saville and Merrick and independent directors Kenneth O’Keefe, Kim Kelly, and Edward Civera.

Investment Servicing

After an investment is approved and funded, the deal sponsor and underwriting team, along with the investment administration group and the compliance administration group, monitor covenant compliance and financial performance on an ongoing basis. Our deal teams maintain responsibility for the performance of their investments throughout the life of the investment.

Investment Administration Group.    This group administers the investments on our administration system and is responsible for:

•	funding the investments in accordance with credit committee and, if applicable, investment committee approval;

•	recording the investments into our accounting system;

•	billing and collecting;

•	reporting and collecting on past due accounts; and

•	maintaining the collateral that is in our possession.

Compliance and Valuation Group.    This group monitors investment compliance and ensures that all investments adhere to our internal policies and procedures. This group is responsible for:

•	reviewing the investment agreement to ensure that the final documents reflect the terms approved by the credit committee and, if applicable, the investment committee and advising of any deviations;

•	ensuring that the portfolio company compliance package is prepared in accordance with the loan covenant requirements;

•	inputting the portfolio company’s financial statements into our tracking system and entering the loan covenants into our covenant tracking system;

•	ensuring the mathematical accuracy of applicable covenant requirements;

•	reviewing the portfolio company’s financial statements to ensure that the portfolio company performs in accordance with our expectations and to identify any changes in risk;

•	reporting all covenant violations, loan amendments and covenant waivers to the credit committee;

•	preparing quarterly portfolio valuations for review by the valuation committee of our Board of Directors.

Investment Monitoring and Restructuring Procedures.    We proactively monitor financial performance for each individual customer in order to evaluate overall portfolio quality. We monitor the status and performance of each individual investment on a continuous basis. We closely monitor compliance with all covenants and take appropriate action on all exceptions. Because we are a provider of long-term privately negotiated investment capital to middle market, growth oriented companies and we actively manage our investments through our contract structure, we do not believe that contract exceptions such as breaches of contractual covenants or late delivery of financial statements are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When principal and interest on a loan is not paid within the applicable grace period, our loan administration group will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment. In some cases, we may consider restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may, among other items, involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any increased risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan in default, we will generally send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may decide to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we generally place the loan on non-accrual status and cease recognizing interest income until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

Portfolio Overview

We generally make investments in senior secured commercial loans, secured subordinated loans, unsecured subordinated loans, and equity-based instruments. As of June 30, 2006, our investment portfolio consisted of approximately 80.8% of debt investments and 19.2% of equity investments. Approximately 92.6% of our debt investments as of that date have security interests.

At June 30, 2006, our ten largest customers represented approximately 38.1% of the total fair value of our investments. These ten customers accounted for approximately 38.4% of our operating income during the six months ended June 30, 2006. At June 30, 2006, approximately 29.1% of our portfolio at fair value was invested in companies in the communications industry. The communications industry is a regulated industry. Of our investments in the communications industry, 72.3% were to competitive local exchange carriers, or CLECs, at June 30, 2006, which included our two largest customers, Broadview Networks Holdings, Inc. and Cleartel Communications, Inc. Our remaining investments in the communications industry include telecommunications tower companies, rural local exchange carriers, Internet service providers, wireless companies and security alarm companies.

Our largest customer and one of our control investments, Broadview Networks Holdings, Inc., or Broadview, represented approximately 9.5% of the fair value of our investments at June 30, 2006 and approximately 11.8% of our operating income during the six months ended June 30, 2006. We acquired control of Broadview when Bridgecom Holdings, Inc., one of our majority-owned control portfolio companies, merged with Broadview during the first quarter of 2005. This merger is part of a strategy to consolidate a number of unbundled network element platform competitive local exchange carriers, or UNE-P CLECs, into several larger facilities based CLECs. The combined enterprise provides communications services, cable and wiring services, Web services, Internet access services and phone systems sales and support primarily to business customers located in seven northeastern states.

At June 30, 2006, our second largest customer and one of our control investments, Cleartel Communications, Inc., or Cleartel, represented approximately 7.8% of the fair value of our investments and approximately 2.9% of our operating income during the six months ended June 30, 2006. Cleartel is a Florida-based CLEC that delivers integrated voice and data services to business and residential customers nationwide. In 2005, in accordance with its strategy to consolidate UNE-P CLECs, Cleartel acquired two of our former portfolio companies, IDS Telcom, LLC and nii communications, inc.

Our debt instruments provide for a contractual interest rate generally ranging from 7% to 20%, a portion of which may be deferred. At June 30, 2006, approximately 64% of the debt investments in our portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 36% were at fixed rates. In addition, approximately 31% of our debt investment portfolio has floors of between 1.25% and 3.00% on the LIBOR base index. Our loans have stated maturities at origination that generally range from 2 to 8 years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

The following table shows our portfolio of investments by asset class, at fair value, as of June 30, 2006, December 31, 2005, and 2004 (excluding unearned income):

	June 30, 2006		December 31, 2005		December 31, 2004
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Secured Senior Debt	$407.2	37.4%	$543.0	49.5%	$619.8	70.4%
Subordinated Debt
Secured	407.1	37.4	329.5	30.0	140.5	16.0
Unsecured	64.8	6.0	61.6	5.6	0.2	—
Preferred equity	152.7	14.1	126.7	11.5	65.4	7.4
Common/Common equivalents equity	55.8	5.1	36.8	3.4	54.5	6.2

Total	$1,087.6	100.0%	$1,097.6	100.0%	$880.4	100.0%

The weighted average maturity of our loan portfolio at June 30, 2006 was approximately 4.8 years. In some cases, we receive detachable warrants or options to purchase warrants, stock appreciation rights or other equity interests or other provisions designed to provide us with an enhanced internal rate of return. We hold these equity and equity-like instruments for potential investment appreciation and capital gains. Some of these instruments also produce a current return in the form of accumulating dividends. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. The equity interests and warrants and options to purchase warrants often include registration rights and put rights, which allow us to register the securities after a public offering or force redemption. We intend to continue to obtain equity and equity-like instruments with similar features from our customers.

In most cases, the warrants and options to purchase warrants have a put right that requires the customer to repurchase our equity position after a specified period of time at its market value or at a formula price generally designed to approximate its market value. The warrants and options to purchase warrants also typically contain customary anti-dilution protection and preemptive rights. Many of the warrants also give us the right to obtain a seat on the customer’s board of directors if and when we exercise the warrants. The warrants and options to purchase warrants are generally freely transferable in accordance with applicable law, although some of the warrants and options to purchase warrants contain rights of first refusal and restrictions on transfers to competitors. We expect that we will generally have similar rights with respect to equity and equity-like investments that we make in the future.

Investment Rating System

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

We monitor and, when appropriate, recommend changes to investment ratings. The valuation committee of our board of directors reviews management’s recommendations and affirms or changes the investment ratings quarterly.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2006, December 31, 2005 and 2004:

(dollars in millions)	June 30, 2006		December 31, 2005			December 31, 2004
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	$508.7	46.8%	$459.0	(a)	41.8%	$301.5	(a)	34.2%
2	330.8	30.4	429.9		39.2	375.8		42.7
3	166.9	15.3	128.0		11.7	142.3		16.2
4	80.2	7.4	77.4		7.0	59.4		6.7
5	1.0	0.1	3.3		0.3	1.4		0.2

	$1,087.6	100.0%	$1,097.6		100.0%	$880.4		100.0%

(a)	Of this amount, $16.7 million at December 31, 2005 and $15.7 million at December 31, 2004 relate to debt instruments in companies for which we have already realized a gain through the sale of equity instruments. While these debt instruments were still outstanding at those dates, all of the related equity instruments had already been sold at a gain and, therefore, we do not expect any further realized gain.

When one of the our loans becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all past due principal and interest has been paid or otherwise restructured such that the interest income is determined to be collectible. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes loans on non-accrual status and loans greater than 60 days past due, at fair value, at June 30, 2006 and December 31, 2005:

	June 30, 2006			December 31, 2005			December 31, 2004
(dollars in millions)	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans greater than 60 days past due
On non-accrual status	$11.9	1.36%	1.10%	$3.2	0.34%	0.29%	$2.0	0.27%	0.23%
Not on non-accrual status	—	—	—	13.6	1.45	1.23	—	—	—

Total loans greater than 60 days past due	$11.9	1.36%	1.10%	$16.8	1.79%	1.52%	$2.0	0.27%	0.23%

Loans on non-accrual status
0 to 60 days past due	$15.9	1.81%	1.46%	$9.5	1.02%	0.87%	$14.0	1.84%	1.59%
Greater than 60 days past due	11.9	1.36	1.10	3.2	0.34	0.29	2.0	0.27	0.23

Total loans on non-accrual status	$27.8	3.17%	2.56%	$12.7	1.36%	1.16%	$16.0	2.11%	1.82%

Loans on non-accrual status or greater than 60 days past due	$27.8	3.17%	2.56%	$26.3	2.81%	2.39%	$16.0	2.11%	1.82%

The increase in loans on non-accrual status from $12.7 million at December 31, 2005 to $27.8 million at June 30, 2006 is due to two portfolio companies that we placed on non-accrual status during the six months ended June 30, 2006.

The following table shows our portfolio of investments by industry at fair value, as of June 30, 2006, December 31, 2005 and 2004:

	June 30, 2006		December 31, 2005		December 31, 2004
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value (a)	Percentage of Total Portfolio	Investments at Fair Value (a)	Percentage of Total Portfolio
Communications:
CLEC (competitive local exchange carriers)	$228.4	21.0%	$213.1	19.4%	$159.3	18.1%
Other	87.6	8.1	69.1	6.3	32.1	3.6
Healthcare	132.2	12.2	91.1	8.4	36.8	4.2
Newspaper	90.0	8.3	112.8	10.3	169.9	19.3
Broadcasting	78.1	7.2	65.2	5.9	84.4	9.6
Publishing	54.8	5.0	72.3	6.6	84.1	9.6
Technology	47.7	4.4	66.1	6.0	48.6	5.5
Information Services	45.8	4.2	75.4	6.9	96.0	10.9
Laboratory Instruments	43.2	4.0	52.1	4.7	—	—
Home Furnishings	37.3	3.4	18.9	1.7	10.7	1.2
Education	32.2	3.0	19.5	1.8	—	—
Business Services	28.4	2.6	22.2	2.1	1.4	0.2
Retail	26.7	2.4	20.5	1.9	23.0	2.6
Electronics	24.8	2.3	34.1	3.1	—	—
Drugs	23.8	2.2	28.7	2.6	5.8	0.7
Auto Parts	17.1	1.6	17.0	1.5	—	—
Food Services	14.7	1.3	—	—	—	—
Cosmetics	13.8	1.3	11.3	1.0	2.0	0.2
Leisure Activities	13.6	1.2	13.4	1.2	5.4	0.6
Car Rental	13.5	1.2	13.5	1.2	5.8	0.7
Other Media	2.9	0.3	33.9	3.1	31.8	3.6
Commercial Services	—	—	—	—	10.0	1.1
Containers and Glass	—	—	—	—	9.9	1.1
Other (b)	31.0	2.8	47.4	4.3	63.4	7.2

	$1,087.6	100.0%	$1,097.6	100.0%	$880.4	100.0%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry breakdowns.
(b)	No individual industry within this category exceeds 1%.

Investment Funding

We fund our investments with funds that we receive in exchange for a combination of debt and equity instruments that we issue from time to time. Our debt obligations include both secured and unsecured obligations. Our equity is publicly traded on the Nasdaq Global Select Market under the symbol “MCGC”.

Competition

In general, we compete for investments with a large number of financial services companies, including specialty and commercial finance companies, commercial banks, private mezzanine and equity funds, commercial banks, investment banks and other investment funds such as hedge funds. These include banks, commercial finance companies, lending subsidiaries of investment banks, other business development companies, and finance subsidiaries of large industrial corporations. Some of the companies we have competed with in the past include community banks that are located in our customers’ and targeted prospects’ home markets. These community banks typically do not focus on our target markets. We also compete against regional and national financial institutions.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We believe we compete based on:

•	our insight and knowledge of our customers’ business needs that we derive from information, analytics and interaction between our customers and our professionals; and

•	our offering of capital coupled with an expanded range of corporate finance services and information products designed to enhance our customers’ business prospects.

Our Subsidiaries

We conduct some of our activities through wholly owned financing subsidiaries. These subsidiaries are bankruptcy remote, special purpose entities to which we transfer certain loans. Each financing subsidiary in turn transfers the loans to a Delaware statutory trust. As of December 31, 2005, we had established MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, MCG Finance V, LLC, MCG Finance VI, LLC and, MCG Finance VII, LLC as financing subsidiaries. The transfer of the loans to the Delaware statutory trusts are structured as on-balance sheet securitizations for accounting purposes.

On December 13, 2004, we formed a subsidiary, Solutions Capital I, LP, which has applied for a license from the Small Business Administration (“SBA”) to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. At the same time we organized another wholly owned subsidiary, Solutions Capital GP, LLC, as a Delaware limited liability company. Solutions Capital GP, LLC will act as the general partner of Solutions Capital I, LP, while we will be the sole limited partner. There can be no assurance when or if the SBA will grant a license to operate a SBIC.

We also use wholly owned subsidiaries, all of which are structured as Delaware corporations, to hold the assets of one or more of our portfolio companies. As of December 31, 2005, we had established Crystal Media Network, Inc., IH ETC, Inc., IH Sunshine, Inc., and MCG IH Holdings, Inc. to hold assets of certain of our portfolio companies. Some of these subsidiaries have wholly owned subsidiaries, all of which are Delaware corporations, that hold the assets of certain of our portfolio companies.

Investment Policies

Our investment policies provide that we will not:

•

act as an underwriter of securities of other issuers, except to the extent that we may be deemed an “underwriter” of securities (i) purchased by us that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, or (ii) in connection with offerings of securities by our portfolio companies;

•

purchase or sell real estate or interests in real estate or real estate investment trusts, except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of or pursuit of remedies with respect to investments and we may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or we may own real estate for our own uses;

•	sell securities short in an uncovered position;

•

write or buy uncovered put or call options, except to the extent of options, warrants or conversion privileges in connection with our loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

•

engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except for purposes of hedging in the ordinary course of business or where necessary in working out distressed loan or investment situations; or

•

acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except if we acquire them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a portfolio company, or otherwise as permitted under the 1940 Act.

All of the above policies and the investment and lending guidelines set by our board of directors or any committees, including our investment objective to achieve current income and capital gains, are not “fundamental” as defined under the 1940 Act. Therefore, our board may change them without notice to or approval by our stockholders, but any change may require the consent of our lenders.

Other than the restrictions pertaining to the issuance of senior securities under the Investment Company Act of 1940, the percentage restrictions on investments generally apply at the time a transaction is effected. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets, other than non-investment assets necessary and appropriate to our operations as a business development company, if after giving effect to such acquisition the value of our “qualifying assets” is less than 70% of the value of our total assets.

Employees

As of June 30, 2006, we employed 79 employees, including investment and portfolio management professionals, underwriting, compliance, accounting, finance and human resources professionals, in-house legal counsel, and administrative staff. We believe that our relations with our employees are good.

Investment Adviser

We have no investment adviser and are internally managed by our executive officers under the supervision of the board of directors. Our investment decisions are made by our officers, directors and senior investment professionals who serve on our credit and investment committees, as discussed under “—Operations—Investment Approval Process” above. None of our executive officers or other employees have the authority to individually approve any investment.

Brokerage Allocation and Other Practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for MCG Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2005, 2004, and 2003, we paid brokerage commissions totaling approximately $7,000, $0, and $33,000, respectively.

Properties

Neither we nor any of our subsidiaries own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 30,008 square feet of office space in Arlington, Virginia for our corporate headquarters. We also lease office space in Richmond, Virginia.

Legal Proceedings

From time to time, we are a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2006, regarding each portfolio company in which we had a debt or equity investment. We make available significant managerial assistance to our portfolio companies. The general terms of our loans and other investments are described in “Business—Operations—Underwriting,” and “Business—Operations—Portfolio Overview.” Other than these investments, our only relationships with our portfolio companies are:

•	the consulting services we provide separately to the portfolio companies indicated by footnote 11 in the table below, which services are typically ancillary to our investments; and

•	the service by our professionals on the board of directors of the portfolio companies indicated by footnote 12 in the table below.

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	June 30, 2006
Portfolio Company				Cost	Fair Value
Non-affiliate investments (less than 5% owned):
Allen’s TV Cable Services, Inc.	Broadcasting	Senior Debt		$7,414	$7,414
800 Victor II Blvd.		Subordinated Debt		2,032	2,032
PO Box 2643		Warrants to	10%	—	—
Morgan City, LA 70380		purchase common stock
Amerifit Nutrition, Inc.(2) 166 Highland Park Drive Bloomfield, CT 06002	Drugs	Senior Debt		6,465	6,465
Archway Broadcasting Group, LLC 1513 East Cleveland Ave., Bldg. 100B, Ste. 250 East Point, GA 30344	Broadcasting	Senior Debt		7,400	7,400
Auto Europe, LLC 39 Commercial Street Portland, MN 04112	Car Rental	Subordinated Debt		13,500	13,500
B&H Education, Inc.(2)	Education	Senior Debt		4,000	4,000
501 South Beverly Drive,		Preferred Stock	4.1%	1,120	1,251
Suite 240
Beverly Hills, CA 90212
Badoud Enterprises, Inc.(2) 11260 Longwater Chase Court Fort Myers, FL 33908	Newspaper	Senior Debt		5,149	5,149
BLI Holdings, Inc.(2) 1441 West Smith Road Ferndale, WA 98248	Drugs	Subordinated Debt		10,000	10,000
Builders FirstSource, Inc. 2001 Bryan Street, Suite 1600 Dallas, Texas 75201	Building & Development	Senior Debt		889	877
Cambridge Information Group, Inc.(2) 7200 Wisconsin Avenue Bethesda, MD 20814	Information Services	Subordinated Debt		10,000	10,000

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	June 30, 2006
Portfolio Company				Cost	Fair Value
CEI Holdings, Inc. 2182 State Route 35 Holmdel, NJ 07733	Cosmetics	Subordinated Debt		$4,755	$4,755
Communications & Power Industries, Inc. 811 Hansen Way P.O. Box 51110 Palo Alto, CA 94303	Aerospace & Defense	Senior Debt		839	844
Communicom Broadcasting, LLC(2) 220 Josephine Street, Suite 200 Denver, CO 80206	Broadcasting	Senior Debt		8,027	8,027
Community Media Group, Inc.(2) 805 South Logan West Frankfort, IL 62896	Newspaper	Senior Debt		20,883	20,883
Cornerstone Healthcare Group Holding, Inc. 7600 Chevy Chase Drive Building 2, Suite 500 Austin, TX 78752	Healthcare	Subordinated Debt		7,135	7,135
Country Road Communications LLC(2) 1500 Mount Kemble Avenue, Suite 203 Morristown, NJ 07960	Communications – Other	Subordinated Debt		13,000	13,000
Creative Loafing, Inc.(2) 750 Willoughby Way Atlanta, GA 30312	Newspaper	Senior Debt		19,000	19,000
Crescent Publishing Company LLC(2) Overlook Executive Park, Suite 1-C 109 Laurens Road Greenville, SC 29607	Newspaper	Senior Debt		9,026	9,026
CWP/RMK Acquisition Corp. 345 Park Avenue 41st Floor New York, NY 10154	Home Furnishings	Senior Debt Subordinated Debt Common Stock	3.8%	6,750 11,750 500	6,750 11,750 500
Dayton Parts Holdings, LLC(2) 3500 Industrial Road Harrisburg, PA 17110	Auto Parts	Subordinated Debt Preferred LLC	2.7%	16,000 632	16,000 632
		Interest
		Class A LLC Interest	2.7%	417	454
D&B Towers, LLC 900 North Michigan Avenue, Suite 1880 Chicago, IL 60611	Communications – Other	Senior Debt		5,319	5,319

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	June 30, 2006
Portfolio Company				Cost	Fair Value
dick clark productions, inc.(12)(6) 3003 West Olive Avenue Burbank, CA 91505	Broadcasting	Common Stock	0.5%	$210	$155
		Warrants to purchase Common Stock	5.3%	858	1,516
The e-Media Club, LLC(6) 402 Maple Avenue Vienna, VA 22180	Investment Fund	LLC Interest	0.8%	88	34
EAS Group, Inc. 75 Perseverance Way Hyannis, MA 02601	Technology	Subordinated Debt		10,853	10,853
Empower IT Holdings, Inc.(2) 4800 Montgomery Lane, Suite 700 Bethesda, MD 20814	Information Services	Senior Debt Subordinated Debt		8,209 5,057	8,209 5,057
Equibrand Holding Corporation(2) P.O. Box 2098-1301 Weatherford HWY Granbury, TX 76048	Leisure Activities	Senior Debt Subordinated Debt		4,640 8,939	4,640 8,939
Flexsol Packaging Corp. 1531 N.W. 12th Avenue Pompano Beach, FL 33069	Chemicals/Plastics	Subordinated Debt		5,000	5,000
Golden Source Holdings, Inc.(2)	Technology	Senior Debt		17,000	17,000
22 Cortlandt Street		Warrants to purchase	4.2%	—	—
New York, NY 10007		Common Stock
The Hillman Group, Inc. 10590 Hamilton Avenue Cincinnati, OH 45231	Home Furnishings	Senior Debt		5,865	5,891
Home Interiors & Gifts, Inc. 1649 Frankford Road West Carrollton, TX 75007	Home Furnishings	Senior Debt		4,551	4,027
Images.com, Inc. 16 West 19th Street New York, NY 10011	Information Services	Senior Debt		2,540	2,540
Instant Web, Inc. 7951 Powers Boulevard Chanhassen, MN 55317	Direct Mail Advertiser	Senior Debt		4,938	4,965
Jenzabar, Inc.(2) 5 Cambridge Center Cambridge, MA 02142	Technology	Preferred Stock	100.0%	6,106	6,106
		Subordinated Preferred Stock	100.0%	1,098	1,098
		Warrants to Purchase Common Stock	19.5%	422	8,210
The Joseph F. Biddle Publishing Company(2) 325 Penn Street Huntington, PA 16652	Newspaper	Senior Debt		7,850	7,850

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	June 30, 2006
Portfolio Company				Cost	Fair Value
Jupitermedia Corporation(10)(6) 23 Old Kings Highway South Darien, CT 06820	Information Services	Common Stock	0.4%	$2,114	$1,929
MD Beauty, Inc. 425 Bush Street San Francisco, CA 94108	Cosmetics	Subordinated Debt		9,000	9,090
MCI Holdings, LLC(2)	Healthcare	Subordinated Debt		17,314	17,314
3303 S Meridian Avenue Oklahoma City, OK 73119		Class A LLC Interest	5.2%	3,000	3,312
Metropolitan Telecommunications Holding Company(2)(8) 44 Wall Street, 14th Floor New York, NY 10005	Communications – CLEC	Senior Debt Subordinated Debt		21,575 10,929	21,575 10,929
		Warrants to purchase Common Stock	20.4%	1,843	5,225
MicroCal Holdings, LLC(2) 22 Industrial Drive East Northampton, MA 01060	Laboratory Equipment/ Instruments	Senior Debt Subordinated Debt		13,400 9,115	13,400 9,115
MicroDental Laboratories(2) 5601 Arnold Road Dublin, California 94568	Healthcare	Senior Debt Subordinated Debt		11,535 6,202	11,535 6,202
Miles Media Holding, Inc.(2)	Publishing	Senior Debt		8,075	8,075
3675 Clarke Road		Subordinated Debt		4,000	4,000
Sarasota, FL 34233-2358		Warrants to purchase Common Stock	19.5%	439	1,241
Monotype Imaging Holdings Corp.(2) 200 Ballardvale Street Wilmington, MA 01887	Technology	Senior Debt		4,469	4,469
National Display Holdings, LLC(2)	Electronics	Senior Debt		10,000	10,000
16245 Vineyard Boulevard		Subordinated Debt		13,753	13,753
Morgan Hill, CA 95037		Class A LLC Interest	3.7%	1,000	1,000
New Century Companies, Inc.(6) 2329 S. Purdue Avenue Los Angeles, CA 90064	Industrial Equipment	Warrants to purchase Common Stock	0.3%	—	—
OMP, Inc. 310 Golden Share Long Beach, CA 90802	Drugs	Senior Debt		7,327	7,327
OnCure Medical Corp.(2) 610 Newport center Drive Suite 650 Newport Beach, CA 92660	Healthcare	Subordinated Debt		20,114	20,114
PartMiner, Inc.(2) 80 Ruland Road Melville, NY 11747	Information Services	Senior Debt		4,316	4,316

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	June 30, 2006
Portfolio Company				Cost	Fair Value
Powercom Corporation(2)	Communications	Senior Debt		$1,798	$1,798
1807 N. Center Street PO Box 638 Beaver Dam, WI 53916-0638 Powercom Corporation(2)	– CLEC	Warrants to purchase Class A Common Stock	22.7%	286	307
Quantum Medical	Laboratory	Senior Debt		9,000	9,000
Holdings, LLC(2)	Instruments	Subordinated Debt		10,580	10,580
2002 Orville Drive North Ronkonkoma, NY 11779		Preferred LLC Interest	6.3%	1,050	1,050
Republic National Cabinet Corporation 1400 Warren Drive Marshall, TX 75672	Home Furnishings	Senior Debt Subordinated Debt		3,356 5,000	3,356 5,000
Restaurant Technologies, Inc.	Food Services	Subordinated Debt		14,408	14,408
3711 Kennebec Drive, Suite 100 Eagan, MN 55122		Series A Preferred Stock	0.3%	250	250
Sagamore Hill Broadcasting, LLC(2) 3825 Inverness Way Augusta, GA 30907	Broadcasting	Senior Debt		12,000	12,000
SCI Holdings, Inc. 4393 South Riverboat Road Salt Lake City, UT 84123	Communication Services	Subordinated Debt		7,500	7,500
Sterigenics International, Inc. 2015 Spring Road Suite 650 Oak Brook, IL 60631	Healthcare	Senior Debt		4,900	4,912
Stratford School Holdings, Inc.(2)	Education	Senior Debt		18,500	18,500
1196 Lime Drive		Subordinated Debt		6,785	6,785
Sunnyvale, CA 94087		Preferred Stock	14.9%	—	1,228
		Warrants to purchase	100.0%	68	421
		Common Stock
Switch & Data Holdings, Inc. 1715 North Westshore Blvd., Suite 650 Tampa, FL 33607	Business Services	Subordinated Debt		12,000	12,000
SXC Health Solutions, Inc.(2)	Healthcare	Senior Debt		12,580	12,580
2505 South Finley Road Suite 110 Lombard, IL 60148		Common Stock	1.6%	1,235	3,226
Talk America Holdings, Inc.(6) 12020 Sunrise Valley Drive, Suite 250 Reston, VA 20191	Communications – Other	Warrants to purchase Common Stock	0.7%	25	208
Team Express, Inc.(2) P.O. Box 792310 San Antonio, TX 78279-2310	Retail	Subordinated Debt		7,216	7,216

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		June 30, 2006
Portfolio Company					Cost	Fair Value
Teleguam Holdings, LLC(2) 624 North Marine Corps Drive Tamuning, Guam 96931	Communications – Other	Subordinated Debt			$20,000	$20,000
Tippmann Sports, LLC 2955 Adams Center Road Fort Wayne, IN 46803	Leisure Goods	Senior Debt			5,639	5,639
Total Sleep Holdings, Inc.(2) 4 St. Ann Drive, Suite B Mandeville, LA 70471	Healthcare	Subordinated Debt			22,557	22,557
ValuePage, Inc.(6) 124 Twin Falls Road Berkeley Heights, NJ 07922	Communications – Other	Senior Debt			1,100	1,100
VS&A-PBI Holding LLC(6) 350 Park Avenue New York, NY 10022	Publishing	LLC Interest	0.8%		500	—
VOX Communications Group	Broadcasting	Senior Debt			11,000	11,000
Holdings, LLC(2) 70 Walnut Street, Suite 411 Wellesley, MA 02481		Convertible Preferred Subordinated Notes	16.5%		1,127	993
Wicks Business Information, LLC 363 Reef Road Fairfield, CT 06430	Publishing	Unsecured Notes			225	225
Wiesner Publishing Company, LLC(6) 7009 S. Potomac Street, Suite 200 Englewood, CO 80112	Publishing	Warrants to purchase membership interest in LLC	15.0%		406	2,710
Wire Rope Corporation of America, Inc. 609 N. 2nd Street St. Joseph, MO 64502	Industrial Equipment	Senior Debt			6,000	6,150
WirelessLines II, Inc. 1653 S. La Cienega Blvd. Los Angeles, CA 90035	Communications – Other	Senior Debt			129	129
XFone, Inc.(6) Britannia House 960 High Road London N129RY United Kingdom	Communications – Other	Common Stock Warrants to purchase Common Stock	4.6 0.8	% %	2,485 —	2,390 —

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		June 30, 2006
Portfolio Company					Cost	Fair Value
Affiliate investments(3):
iVerify. US Inc.(6) 7098 Milford Industrial Road Baltimore, MD 21208	Communications – Other	Preferred Stock Common Stock	16.2 11.6	% %	$578 550	$350 —
NYL Brands Holdings, Inc.(2)	Clothing &	Senior Debt			7,600	7,600
3420 Bell Atlantic Tower	Accessories	Subordinated Debt			10,000	10,000
1717 Arch Street		Class A Common Stock	18.7%		1,500	1,500
Philadelphia, PA 19103		Warrants to purchase	6.6%		331	331
		Common Stock
On Target Media, LLC(6) 5901 E Galbraith Road Cincinnati, OH 45236	Publishing	Class A LLC Interest Class B LLC Interest	6.8 5.7	% %	1,508 —	1,748 1,197

Sunshine Media Delaware, LLC(2) 1540 E. Maryland Avenue, Suite 200 Phoenix, AZ 85014	Publishing	Senior Debt			12,091	12,091
		Class A LLC Interest Warrants to purchase Class B LLC interest	12.8 100.0	% %	564 —	126 —
Control investments: Non-majority-owned(4):
ETC Group, LLC(6)(12) 17501 E. 17th Street, Suite 230 Tustin, CA 92780	Publishing	Series A LLC Interest Series C LLC Interest	100.0 100.0	% %	145 100	— —
Fawcette Technical	Publishing	Senior Debt			12,579	11,947
Publications Holding(2)(6)(12)		Subordinated Debt			4,656	—
209 Hamilton Avenue		Series A Preferred Stock	100.0%		2,569	421
Palo Alto, CA 94301		Common Stock	36.0%		—
National Product Services, Inc. (2)	Business	Senior Debt			5,498	11,587
2201 Royal Lane, Suite 230	Services	Subordinated Debt			10,225	4,821
Irving, TX 75063		Common Stock	31.5%		—	—
Platinum Wireless, Inc.	Communications	Senior Debt			150	150
10435 Santa Monica Blvd.	– Other	Common Stock	37.0%		4,640	4,293
Los Angeles, CA 90024		Options to purchase	1.5%		272	89
		Common Stock
Control investments: Majority-owned(5):
Broadview Networks Holdings,	Communications	Subordinated Debt			45,626	45,626
Inc.(2)(7)(12)	– CLEC	Series A Preferred Stock	47.9%		58,093	58,093
59 Maiden Lane		Common Stock	33.1%		—	—
New York, NY 10038		Guaranty ($3,500)
Chesapeake Tower Holdings, LLC	Communications	Senior Debt			400	400
4455 Connecticut Avenue	– Other	Preferred LLC Interest	100.0%		3,139	3,139
Suite A-400		Common LLC Interest	80.0%		—	—
Washington, DC 20008
Cleartel Communications, Inc.(2)	Communications	Subordinated Debt			44,163	44,163
1720 Route 34	– CLEC	Preferred Stock	99.1%		50,613	40,685
PO Box 1347		Common Stock	0.005%		540	—
Wall, NJ 07719		Guaranty ($7,313)

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		June 30, 2006
Portfolio Company					Cost	Fair Value
Crystal Media Network,	Broadcasting	Senior Debt			$882	$882
LLC(2)(6)(11)(12) 1100 Wilson Boulevard, Suite 3000 Arlington, VA 22209		LLC Interest	100.0%		6,132	1,020
Helicon Cable Holdings, LLC(2) 1 Autumn Way Chappaqua, NY 10514	Broadcasting	Senior Debt Subordinated Debt Preferred LLC Interest Standby Letter of Credit ($300)	73.3%		10,683 6,237 8,733	10,683 6,237 8,733
Jupiter Kagan, Inc.(2)(10)	Information Services	Senior Debt			3,789	3,789
11 Penn Plaza		Series A Preferred	100.0%		10,000	10,000
5th Floor		Stock
New York, NY 10001		Common Stock Guaranty ($1,482)	100.0%		—	—
Midwest Tower Partners, LLC(2)(12) 11950 West Lake Park Drive, Suite 200 Milwaukee, WI 53224	Communications – Other	Senior Debt Subordinated Debt			8,881 17,125	8,881 17,125
		Preferred LLC Interest	91.0%		2,273	2,273
		Common LLC Interest	79.2%		201	8,745
Radio Pharmacy Investors, LLC(2)	Healthcare	Senior Debt Subordinated Debt			7,000 9,118	7,000 9,118
1 South Ocean Blvd, Suite 206 Boca Raton, FL 33432		Preferred LLC Interest	98.6%		7,239	7,239
Superior Publishing	Newspaper	Subordinated Debt			19,022	19,022
Corporation(2)(11)(12)		Preferred Stock	100.0%		7,999	9,111
1105 Tower Avenue Superior, WI 54880		Common Stock	100.0%		365	—
West Coast WirelessLines LLC(6) 243 N. Union Street, Suite 202 Lambertville, NJ 08530	Publishing	LLC Interest	100.0%		996	791
Working Mother Media, Inc.(6)(12) 135 West 50th St. New York, NY 10020	Publishing	Senior Debt			9,076	9,076
		Class A Preferred Stock Class B Preferred Stock Class C Preferred Stock Common Stock Guaranty ($655)	99.2 100.0 100.0 51.0	% % % %	12,497 1 1 1	4,541 — — —

(1)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (1) in the case of private companies, provided by that company, and (2) in the case of public companies, provided by that company’s most recent public filings with the SEC.

(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Portfolio company is non-income producing at the relevant period end.
(7)	In January 2005, MCG IH II, Inc., the sole owner of one of the Company’s majority-owned controlled portfolio companies, Bridgecom Holdings, Inc. completed a merger with and into BV-BC Acquisition Corporation, a wholly-owned subsidiary of Broadview Networks, Inc. The Company’s economic ownership in the new merged entity dropped below 50 percent; however, the Company retained greater than 50% of the voting control of the merged entity. Accordingly, our investment will continue to be reflected as a majority-owned control portfolio company.
(8)	In June 2005, MCG granted Metropolitan Telecommunication Holding Company an option to repurchase all of the warrants to purchase their common stock currently held by MCG at a specified price. This option expired on March 31, 2006.
(9)	In March 2006, I-55 Internet Services, Inc. merged with XFone, Inc.
(10)	In March 2006, a subsidiary of Jupiter Kagan, Inc., a majority-owned controlled portfolio company, purchased the JupiterResearch division of Jupitermedia Corporation. At December 31, 2005, Kagan Research, LLC was a consolidated subsidiary of MCG.
(11)	We provide consulting services to this portfolio company.
(12)	We hold board position(s) in this portfolio company.

DETERMINATION OF NET ASSET VALUE

Quarterly Determination of Net Asset Value

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily ascertainable market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At June 30, 2006 and December 31, 2005, approximately 90% and 88%, respectively, of our total assets represented investments of which 95% and 94% are valued at fair value and approximately 5% and 6% are valued at market value based on readily ascertainable public market quotes at June 30, 2006 and December 31, 2005, respectively. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. See further discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies.”

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis and record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

Each debt and equity investment is valued using industry valuation benchmarks. The investment value is discounted if it is illiquid in nature and/or a minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Determinations of Net Asset Value in Connection with Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in our registration statements) to suspend the offering of shares of our common stock if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

MANAGEMENT

Our board of directors is responsible for overseeing our business and affairs and supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the loan and investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors maintains an audit committee, a compensation committee, an investment committee, a nominating and corporate governance committee and a valuation committee.

The day-to-day management of our investment portfolio is the responsibility of our credit committee. As a result, our credit committee approves all of our investments by a majority vote. The five members of our credit committee are Steven F. Tunney, our president and chief executive officer, Robert J. Merrick, our chief investment officer, B. Hagen Saville, our executive vice president of business development, William B. Ford, a senior vice president and managing director and Robert L. Marcotte, a senior vice president and managing director. See “—Biographical Information” for further information about the business experience of each executive officer on our credit committee. Each member of the credit committee receives an annual fixed salary, awards of our restricted stock pursuant to the 2006 Employee Restricted Stock Plan and may also receive an annual cash bonus for the services he provides to us. This compensation is discretionary and is not based on our pre- or after-tax performance over a certain period of time or on the value of our assets. Rather, such compensation is based on individual performance and other factors that the compensation committee and, in certain cases, executive management deem appropriate. See “Executive Compensation” for further information. Because each of the executive officers on our credit committee provides portfolio management services only to us, there are no conflicts of interest with respect to their management of other accounts or investment vehicles. Set forth below is the dollar range of equity securities beneficially owned by each member of our credit committee as of September 25, 2006, based on the closing price of $16.09 on September 25, 2006 on the Nasdaq Global Select Market:

Name of Officer	Dollar Range of Equity Securities Beneficially Owned(a)
Steven F. Tunney	Over $1,000,000
B. Hagen Saville	Over $1,000,000
Robert J. Merrick	Over $1,000,000
William B. Ford	$50,000–$100,000
Robert L. Marcotte	$100,001–$500,000

(a)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $100,000,000.

In addition, the investment committee of our board of directors must approve certain significant investments based on asset type and investment size, as determined from time to time by our board of directors and its investment committee.

Our officers and senior investment professionals have extensive experience in managing investments in private, middle market, growth oriented businesses, and are knowledgeable about our approach to lending and investing. No one person is primarily responsible for making recommendations to a committee and no one person has the authority to approve any investment. Because we are internally managed, we have not entered into any advisory agreement and pay no investment advisory fees to any outside investment adviser, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

Our restated certificate of incorporation provides that our board of directors will be no less than five directors and no greater than eleven directors. Our bylaws permit the board of directors to fix the number of directors within this range. Our restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. Our board of directors is classified into three approximately equal classes with three-year terms, with the term of one of the classes expiring each year. At each annual meeting of stockholders, the successors of directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election. This classification of the board of directors may have the effect of delaying or preventing a change of control or of management of our company. There are no family relationships between any of our directors or officers.

Certain of our directors who are also officers may serve as directors of, or on the boards of managers of, certain of our portfolio companies. The business address of each director listed below is 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act of 1940. Information regarding our board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Jeffrey M. Bucher	73	Director	2001	2009
Edward S. Civera	56	Director	2005	2007
Kim D. Kelly	50	Director	2004	2007
Wallace B. Millner, III	66	Director	1998	2008
Kenneth J. O’Keefe	51	Chairman of the Board	2001	2009
Interested Directors
Robert J. Merrick	61	Director, Executive Vice President and Chief Investment Officer	1998	2008
B. Hagen Saville	45	Director, Executive Vice President, Business Development	2006	2008
Steven F. Tunney	45	Director, President and Chief Executive Officer	1999	2007

Each director has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Executive Officers

Each executive officer has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Information regarding our executive officers is as follows:

Name	Age	Position
William B. Ford	43	Senior Vice President and Managing Director
Robert S. Grazioli	48	Executive Vice President and Chief Information Officer
Robert L. Marcotte	48	Senior Vice President and Managing Director
Michael R. McDonnell	42	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer
Robert J. Merrick	61	Executive Vice President and Chief Investment Officer
Samuel G. Rubenstein	44	Executive Vice President, General Counsel and Secretary
B. Hagen Saville	45	Executive Vice President, Business Development
Derek R. Thomas	38	Executive Vice President, Risk Management and Underwriting
Steven F. Tunney	45	President and Chief Executive Officer
John C. Wellons	34	Senior Vice President and Chief Accounting Officer

Biographical Information

Independent Directors

The following directors are considered independent for purposes of the Investment Company Act of 1940.

Name	Background Information

Jeffrey M. Bucher	Since 2001, Mr. Bucher has been employed at Kozusko Harris Vetter Wareh, LLP, a law firm, where he is of counsel. From 1999 to 2000, Mr. Bucher was employed at Lillick & Charles, LLP (currently Nixon Peabody LLP), a law firm where he was a partner. From 1993 to 1999, Mr. Bucher was employed at Bryan Cave, LLP, a law firm, where he was of counsel. From 1972 to 1976, Mr. Bucher served as a Member of the Board of Governors of the Federal Reserve System. Mr. Bucher also serves as a director of the Mizuho Corporate Bank of California and as a director and president of The Vasek and Anna Mana Polak Charitable Foundation, Inc.

Edward S. Civera	Edward S. Civera is a business executive with over 30 years of experience in operations, accounting and finance. He is currently the chairman of the board of directors of HealthExtras, Inc., a pharmacy benefit management company, a member of the board of directors of MedStar Health, a non-profit healthcare organization and a member of the board of directors of The Mills Corporation, a developer, owner and manager of a portfolio of retail destinations. From 1997 to 2001, Mr. Civera was the Chief Operating Officer and Co-Chief Executive Officer of United Payors & United Providers, Inc. Prior to that, Mr. Civera spent 25 years with Coopers & Lybrand (now PricewaterhouseCoopers LLP), the last 15 years as both a partner and managing partner focused on financial advisory and auditing services.

Kim D. Kelly	Ms. Kelly serves on the board of directors of Arroyo Video Solutions, Inc., a software company serving video service providers, where she served as the President and Chief Executive Officer from July 2004 until March 2005. From 1990 to 2003, Ms. Kelly was employed by Insight Communications Company, Inc., where she was President from August 2002 to 2003, Chief Operating Officer from January 1998 to 2003 and Executive Vice President and Chief Operating Officer from 1990 to January 2002. From August 2002 to 2003, she also served as Chief Executive Officer of Insight Midwest, L.P. Ms. Kelly also serves as a director of Bank of New York Hamilton Funds.

Name	Background Information

Wallace B. Millner, III	Mr. Millner served as the Chairman of our board from November 2002 to February 2005 and from 1998 through May 2001. From 1973 to 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman, and Chief Financial Officer.

Kenneth J. O’Keefe	Mr. O’Keefe has been Chairman of our board since February 2005. He currently is a Managing Director of Vestar Capital Partners, a private equity firm. From July 2003 until 2006, he was Chief Executive Officer of NewVen Partners, LLC, a private investment firm, which he founded. Prior to July 2003, Mr. O’Keefe held executive positions with several large media companies over an 18 year career, including Pyramid Communications, Inc. where he served as Executive Vice President, Chief Financial Officer and Board Member, Evergreen Media Corporation as Executive Vice President of Operations and Board Member, Chancellor Media Corporation as Executive Vice President of Operations, AMFM, Inc. as Chief Executive Officer, President and Chief Operating Officer, Clear Channel Communications, Inc. as President and Chief Operating Officer of its radio division and Infinity Broadcasting as Executive Vice President.

Interested Directors

Messrs. Tunney, Saville and Merrick are interested persons as defined in the Investment Company Act of 1940 due to their positions as officers of MCG.

Name	Background Information

Robert J. Merrick	Mr. Merrick has served as our Chief Credit Officer since 1998. Mr. Merrick was employed at Signet Bank where he served as Executive Vice President and Chief Credit Officer from 1985 to 1997. Mr. Merrick serves on the board of directors of Bank of Richmond.

B. Hagen Saville	Mr. Saville has served as our Executive Vice President of Business Development since 1998. From 1997 to 1998, Mr. Saville was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as Vice President.

Steven F. Tunney	Mr. Tunney has served as our President since May 2001, and as our Chief Executive Officer since August 2006. Prior to becoming our Chief Executive Officer, he served as our Chief Operating Officer from 1998 to August 2006. Prior to becoming our President, he served as our Chief Financial Officer and Secretary from 1998 to 2000 and our Treasurer from 1998 to 2002. From 1997 to 1998, Mr. Tunney was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a Vice President.

Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of MCG. Certain of our executive officers, including Messrs. Saville and Tunney, serve as directors, managers, and/or officers of certain of our subsidiaries and portfolio companies.

Name	Background Information

William B. Ford	Mr. Ford has served as one of our managing directors since April 2004. He has been a senior vice president since August 2006 and was a vice president from April 2004 until August 2006. From November 1997 until April 2004, Mr. Ford was employed as a managing director at Perseus, LLC, a private equity fund.

Robert S. Grazioli	Mr. Grazioli has been our Executive Vice President and Chief Information Officer since September 2006 and our Senior Vice President and Chief Information Officer since May 2006. From November 2002 to May 2006, Mr. Grazioli was a consultant and Global Technology Coordinator for IWBank, and from 1995 to 2002 he was the Global Head of Technology and Chief Information Officer for IMI Bank.

Robert L. Marcotte	Mr. Marcotte has served as one of our managing directors since 2002. He has been a senior vice president since March 2006 and a vice president from 2002 until March 2006. Prior to joining MCG in 2002, Mr. Marcotte was chief financial officer for Aleron, Inc., a wholesale Internet access and network services provider.

Michael R. McDonnell	Mr. McDonnell has served as our Chief Operating Officer since August 2006 and as our Executive Vice President, Chief Financial Officer and Treasurer since September 2004. From August 2000 to August 2004, Mr. McDonnell was employed by EchoStar Communications Corporation, where he served as Executive Vice President and Chief Financial Officer from July 2004 to August 2004 and as Senior Vice President and Chief Financial Officer from August 2000 to July 2004. From August 1986 to August 2000, Mr. McDonnell was employed by PricewaterhouseCoopers LLP where he was a partner since 1996. Mr. McDonnell also serves on the board of directors of HealthExtras, Inc., a pharmacy benefit management company.

Samuel G. Rubenstein	Mr. Rubenstein has served as our Executive Vice President, General Counsel and Secretary since 2000. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996.

Name	Background Information

Derek R. Thomas	Mr. Thomas has been our Executive Vice President, Risk Management and Underwriting since August 2006 and as Director of Sponsorship and Underwriting from November 2001 until August 2006. From March 2006 until August 2006, Mr. Thomas was one of our senior vice presidents, and he was one of our vice presidents from November 2001 until March 2006. Mr. Thomas has been employed by us since 1998.

John C. Wellons	Mr. Wellons has served as our Chief Accounting Officer since May of 2004, as a Senior Vice President since March 2006 and as a Vice President since July 2002. Mr. Wellons also served as our Director of Financial Accounting from July 2002 to May 2004, and as our Assistant Vice President and Director of Corporate Finance from October 2000 to July 2002. From June 2000 to October 2000, Mr. Wellons served as our Assistant Controller—Financial Accounting. Prior to joining MCG, Mr. Wellons was employed by Ernst & Young LLP from December 1996 to May 2000.

Meetings of the Board of Directors and Committees

Our board of directors has established an audit committee, a compensation committee, an investment committee, a nominating committee and a valuation committee. During 2005, our board of directors held 13 board meetings and also acted by written consent.

The audit committee selects our independent auditors, reviews with such independent auditors the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent auditors the adequacy of internal control systems, reviews our annual financial statements and reviews our audit reports and financial statements. The audit committee currently consists of Messrs. Millner and Bucher and Ms. Kelly, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. The audit committee met 10 times during 2005.

The compensation committee determines the compensation for our officers based upon recommendations from management. The compensation committee administers our restricted stock arrangements with our officers and employees. The compensation committee currently consists of Ms. Kelly and Messrs. Bucher, Civera, Millner and O’Keefe, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. The compensation committee met eight times during 2005 and acted by written consent.

The investment committee must approve certain significant investments as determined, from time to time, by our board of directors and its investment committee. The investment committee currently consists of Messrs. Saville, Tunney, Civera, Merrick and O’Keefe and Ms. Kelly. The investment committee met 19 times during 2005.

The nominating and corporate governance committee nominates to the board of directors for consideration candidates for election as directors to the board of directors. The nominating and corporate governance committee also engages in succession planning for the Company, including with respect to the executive management team. Nominations of persons for election to the board of directors by stockholders at the 2007 annual meeting of stockholders must be made pursuant to the advance notice procedures set forth in our bylaws. The current members of the nominating and corporate governance committee are Messrs. Bucher, O’Keefe, Civera and Millner and Ms. Kelly, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. The nominating committee met four times during 2005.

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The current members of the committee are Messrs. Bucher, Millner, Civera and Tunney. The valuation committee met five times during 2005.

EXECUTIVE COMPENSATION

The following table sets forth compensation earned from us during the year ended December 31, 2005 by our three highest paid officers and each of the members of our credit committee, and paid during the year ended December 31, 2005 to all of our directors (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

Compensation Table

Name and Position	Aggregate Compensation from the Company(a)	Restricted Stock($)(b)		Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(a)	Directors Fees Paid by the Company
Interested Directors
Steven F. Tunney	$556,986	—	(c)	—	$—
President, Chief Executive Officer and Director
Robert J. Merrick	340,221	—		—	—
Chief Investment Officer and Director
B. Hagen Saville	531,855	—	(d)	—	—
Executive Vice President and Director
Independent Directors
Wallace B. Millner, III	86,589	—		—	86,589	(e)
Director
Kim D. Kelly	67,110	—		—	67,110	(e)
Director
Jeffrey M. Bucher	65,000	—		—	65,000	(e)
Director
Kenneth J. O’Keefe	86,301	—		—	86,301	(e)
Chairman of the Board
Edward S. Civera	1,563	—		—	1,563	(e)
Director
Officers
Michael R. McDonnell	1,966,971	—		—	—
Executive Vice President, Chief Financial Officer & Chief Operating Officer
William B. Ford	689,986	—		—	—
Managing Director and Senior Vice President
Bryan J. Mitchell (f)	582,471	—	(g)	—	—

(a)	The following table provides detail as to aggregate compensation for 2005 as to our three highest paid officers:

	Salary	Bonus	Employer 401(k) Contributions
Mr. Mitchell	$428,601	$147,570	$6,300
Mr. Ford	230,766	452,920	6,300
Mr. McDonnell	424,633	1,538,138	4,200

Each officer’s bonus includes the officer’s entire bonus earned during 2005. None of Messrs. Mitchell, Ford or McDonnell deferred compensation under our deferred compensation plan in 2005. The amounts listed under “Employer 401(k) Contributions” for each officer include matching contributions and additional discretionary contributions.

(b)	From 2001 to 2005 no options or restricted stock were granted to compensated persons. Upon our election to be regulated as a business development company in 2001, we terminated our stock option plan and the grants thereunder. In connection with the termination of our stock option plan in 2001, we issued 1,539,851 shares of restricted common stock, of which 1,286,673 are no longer subject to forfeiture provisions, 47,402 were forfeited and 205,776 are still subject to forfeiture provisions as of December 31, 2005. The aggregate fair market value of the outstanding shares subject to forfeiture provisions was approximately $3,002,272 as of December 31, 2005. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. See “Restricted Stock Awards and “Employment Agreements” for a discussion of the terms and conditions of the restricted stock, including forfeiture restrictions.
(c)	Mr. Tunney held 62,417 shares of restricted stock subject to forfeiture provisions with a fair market value of $910,664 as of December 31, 2005. See “Restricted Stock Awards.”
(d)	Mr. Saville held 48,546 shares of restricted stock subject to forfeiture provisions with a fair market value of $708,286 as of December 31, 2005. See “Restricted Stock Awards.”
(e)	Consists only of directors’ fees paid by the Company during 2005. Such fees are also included in the column titled “Aggregate Compensation from the Company.”
(f)	Mr. Mitchell served as our Chief Executive Officer and as a member of our board of directors throughout the year ended December 31, 2005. Mr. Mitchell resigned from his position as Chief Executive Officer and director on August 24, 2006.
(g)	Mr. Mitchell held 76,287 shares of restricted stock subject to forfeiture provisions with a fair market value of $1,113,027 as of December 31, 2005. See “Restricted Stock Awards” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

Compensation of Directors

Each non-employee director receives an annual retainer of $25,000. In addition, members of the audit committee each receive an annual fee of $25,000, members of the investment committee each receive an annual fee of $25,000, members of the valuation committee each receive an annual fee of $25,000, members of the compensation committee each receive an annual fee of $25,000, and the chairman of our board of directors receives an annual fee of $25,000. In addition, for the year ending December 31, 2006, directors serving on the special Independent Committee will receive a fee of $25,000. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.” Directors who are our employees do not receive additional compensation for service as a member of our board of directors.

Restricted Stock Awards

2001 Restricted Stock Awards

In 2001, we terminated our stock option plan and the option grants made thereunder. In connection with the termination of our stock option plan, we issued 1,539,851 shares of restricted common stock to our employees and directors. With respect to these 1,539,851 shares of restricted stock, 205,776 were still subject to forfeiture provisions and 47,402 were forfeited as of December 31, 2005. With respect to the 205,776 shares, forfeiture provisions will lapse as to 29,396 per quarter through April 1, 2007, and forfeiture provisions will lapse as to 14,699 shares per quarter from July 1, 2007 through April 1, 2008.

The restricted common stock also is subject to various provisions relating to the lapsing of the forfeiture provisions in the event of termination of employment, death or disability. Upon termination of employment, any shares of restricted common stock, if any, as to which the forfeiture restrictions have not lapsed, will be forfeited, with certain exceptions. If either Mr. Tunney or Mr. Saville terminates his employment for good reason, or if we terminate the executive’s employment other than for cause, death or disability or other than with a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all of the shares of restricted common stock will immediately lapse. If we terminate Mr. Tunney’s or Mr. Saville’s employment other than for cause, death or disability, but with a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on a certain portion of the shares of restricted common stock will immediately lapse. “Good reason” includes, among other things, (i) certain changes in the executive’s status, title, position or responsibilities, (ii) a reduction in the executive’s base salary not proportionally applicable to all employees, or (iii) for Mr. Tunney, if he is not reelected to our board of directors. In the event of a change of control, the forfeiture provisions in Messrs. Tunney and Saville’s shares of restricted common stock lapse.

2006 Employee Restricted Stock Plan

On June 12, 2006, our stockholders adopted the MCG Capital Corporation 2006 Employee Restricted Stock Plan (the “2006 Employee Plan”).

Under the 2006 Employee Plan, the total number of shares of common stock that may be subject to the granting of restricted stock awards (collectively, the “Awards”) under the 2006 Employee Plan is 3,500,000 shares, plus the number of shares with respect to which awards previously granted thereunder are forfeited or cancelled or terminated. The board of directors is authorized to adjust the limitations described in the preceding paragraph and outstanding Awards in the event of a dividend or other distribution payable in shares of common stock, division, combination or reclassification of any of the shares of common stock of the Company.

The persons eligible to receive Awards under the 2006 Employee Plan are the employees of the Company. The 2006 Employee Plan is to be administered by the compensation committee of the Company’s board of directors (the “Committee”), which is comprised solely of directors who are considered independent under the rules promulgated by the Nasdaq Stock Market and are not “interested persons” of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940. Subject to the terms of the 2006 Employee Plan, the Committee is authorized to select eligible persons to receive Awards, determine the number of Awards to be granted and the number of shares of common stock to which Awards will relate, specify times at which forfeiture restrictions on Awards will lapse, set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2006 Employee Plan, and make all other determinations that may be necessary or advisable for the administration of the 2006 Employee Plan.

The restricted stock will be subject to restrictions on transferability and other restrictions as required by the Committee from time to time. Except to the extent restricted under the terms of the 2006 Employee Plan, a participant granted an Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the participant. Except as the board of directors or the Committee otherwise determines, upon termination of a participant’s employment during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.

The Company has been granted by the SEC an order that authorizes us to issue restricted shares of our common stock to our employees (the “Order”), subject to stockholder approval. Awards under the 2006 Employee Plan will comply with all aspects of the Order, including the following:

•	No one person may be granted Awards relating to more than 25% of the shares available;

•	In any fiscal year, no person may be granted Awards related to more than 500,000 shares of the Company’s common stock; and

•

The total number of shares that may be outstanding as restricted shares under all of the Company’s compensation plans may not exceed ten (10) percent of the total number of the Company’s shares of common stock authorized and outstanding at any time.

The board of directors may modify, revise or terminate the 2006 Employee Plan at any time and from time to time, subject to the terms of (a) the Order, (b) the Company’s certificate of incorporation and bylaws, and (c) applicable law. The board of directors will seek stockholder approval of any action modifying a provision of the 2006 Employee Plan when it is determined that such stockholder approval is appropriate under the provisions of applicable law, the Company’s certificate of incorporation or bylaws, or the Order. The 2006 Employee Plan will terminate when all shares of the Company’s common stock reserved for issuance thereunder have been issued and the forfeiture provisions on all restricted stock awards have lapsed, or by action of the board of directors.

As of the date of this prospectus, no shares have been issued under the 2006 Employee Plan.

2006 Non-Employee Director Restricted Stock Plan

On June 12, 2006, our stockholders adopted the MCG Capital Corporation 2006 Non-Employee Director Restricted Stock Plan (the “2006 Director Plan”).

Under the 2006 Director Plan, the total number of shares of common stock that may be subject to the granting of Awards under the 2006 Director Plan is 100,000 shares, plus the number of shares with respect to which Awards previously granted thereunder are forfeited or cancelled or terminated. The board of directors is authorized to adjust the limitations described in the preceding paragraph and outstanding Awards in the event of a dividend or other distribution payable in shares of common stock, division, combination or reclassification of any of the shares of common stock of the Company.

The persons eligible to receive Awards under the 2006 Director Plan are the members of the Company’s board of directors who are not also employees of the Company. The 2006 Director Plan is to be administered by the compensation committee of the Company’s board of directors (the “Committee”), which is comprised solely of directors who are considered independent under the rules promulgated by the Nasdaq Stock Market and are not “interested persons” of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940. Subject to the terms of the 2006 Director Plan, the Committee is authorized to make all determinations that may be necessary or advisable for the administration of the 2006 Director Plan.

The Committee is authorized to grant restricted stock awards. A grant of restricted stock is a grant of shares of the Company’s common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2006 Director Plan relate to continued service on the Company’s board of directors (lapsing on an annual basis).

The restricted stock will be subject to restrictions on transferability and other restrictions as required by the Committee from time to time. Except to the extent restricted under the terms of the 2006 Director Plan, a participant granted an Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the participant. Except as the board of directors or the Committee otherwise determines, upon termination of a participant’s service on the board of directors during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.

The Company has been granted by the SEC an order that authorizes us to issue restricted shares of our common stock to our non-employee directors (the “Order”). Pursuant to the conditions of the Order, Awards under the 2006 Director Plan will be subject to certain limitations. Under the 2006 Director Plan, non-employee directors will each receive a grant of 7,500 shares of restricted stock at the beginning of each three-year term of service on the Company’s board of directors. Forfeiture provisions will lapse as to one-third of shares granted each year over the three-year term. Grants of Awards under the 2006 Director Plan will be automatic and may not be changed without further approval from the Securities and Exchange Commission. In addition, the total number of shares that may be outstanding as restricted shares under all of the Company’s compensation plans may not exceed ten (10) percent of the total number of the Company’s shares of common stock authorized and outstanding at any time.

The board of directors may modify, revise or terminate the 2006 Director Plan at any time and from time to time, subject to the terms of (a) the Order, (b) the Company’s certificate of incorporation and bylaws, and (c) applicable law. The board of directors will seek stockholder approval of any action modifying a provision of the 2006 Director Plan when it is determined that such stockholder approval is appropriate under the provisions of applicable law, the Company’s certificate of incorporation or bylaws, or the Order. The 2006 Director Plan will terminate when all shares of the Company’s common stock reserved for issuance thereunder have been issued and the forfeiture provisions on all restricted stock awards have lapsed, or by action of the board of directors.

As of the date of this prospectus, no Awards have been made pursuant to the 2006 Director Plan.

Employment Agreements

We entered into employment agreements with Steven F. Tunney, our President and Chief Executive Officer, B. Hagen Saville, our Executive Vice President of Business Development and Robert J. Merrick, our Executive Vice President and Chief Investment Officer, on September 18, 2006 (the “Agreements”). We also entered into an amended and restated employment agreement with Michael R. McDonnell, our Executive Vice President, Chief Financial Officer and Chief Operating Officer on September 18, 2006. The Agreements of Messrs. Tunney, Saville and Merrick will continue in effect until February 28, 2010 and will automatically be extended for successive one-year periods unless either the Company or the executive gives notice of non-extension to the other no later than sixty days prior to the expiration of the then-applicable term. Mr. McDonnell’s employment agreement will continue in effect until September 1, 2008. However, in the event that we experience a change in control during the last year of the agreement, Mr. McDonnell’s employment agreement will not expire for a period of 12 months after the occurrence of the change in control, so long as Mr. McDonnell agrees to such extension or so long as the Company causes all of Mr. McDonnell’s shares of restricted stock that are still forfeitable to become non-forfeitable upon the change in control. The employment agreements will end earlier if the executive resigns, is disabled, dies or is terminated by us for any reason.

The employment agreements for Messrs. Tunney, Saville, McDonnell and Merrick provide for an annual base salary, as set forth below, as determined by our board or directors or our compensation committee in accordance with our policies. In addition, the executives have the opportunity to receive annual bonuses determined by our board of directors or our compensation committee. Mr. McDonnell’s employment agreement provides that his annual bonus must be a minimum of $350,000 for the year ending December 31, 2006. The employment agreements also provide for the opportunity to participate in employee benefits available to other employees of the Company and the reimbursement of out-of-pocket expenses.

Name	Base Salary	Bonus (as a range of Base Salary)	Restricted Stock Grant
Steven F. Tunney	$500,000	0% to 200% of Base Salary	225,000
B. Hagen Saville	$425,000	0% to 200% of Base Salary	200,000
Michael R. McDonnell	$400,000	30% to 100% of Base Salary	160,000
Robert J. Merrick	$225,000	0% to 200% of Base Salary	75,000

Messrs. Tunney, Saville, McDonnell and Merrick will be granted shares of restricted stock pursuant to our 2006 Employee Restricted Stock Plan. The Agreements of Messrs. Tunney, Saville and Merrick provide that a portion of the grant of shares of restricted stock will become non-forfeitable on a quarterly basis, subject to the executive’s continued employment with the Company, beginning December 31, 2006 and ending on December 31, 2009 (the “Time-Based Shares”) and a portion of the grant of shares of restricted stock will become non-forfeitable on an annual basis beginning on February 28, 2007 and ending on February 28, 2010, subject to the executive’s continued employment with the company and the achievement of performance milestones to be determined by either our board or our compensation committee, after consultation with the executive (“Performance-Based Shares”). The executive will be entitled to receive any cash dividends that are paid on all shares of restricted stock while such shares are forfeitable but still held by the executive; however, the executive will no longer be entitled to receive dividends on the Performance-Based Shares if the performance-based forfeiture conditions are not met, unless the Performance-Based Shares become non-forfeitable by action of our board or our compensation committee. In addition to the grant of restricted stock set forth in the Agreements of Messrs. Tunney, Saville and Merrick, the executives will also have the opportunity to receive an annual grant of additional shares of our restricted stock subject to the approval and discretion of our board or our compensation committee.

Pursuant to Mr. McDonnell’s employment agreement, 60,000 of the shares of restricted stock granted to Mr. McDonnell will become non-forfeitable on the date of grant. If we have not granted and issued such shares of restricted stock to Mr. McDonnell on or before December 15, 2006, then the employment agreement provides that we will pay to Mr. McDonnell an amount equal to $975,000 on December 15, 2006. The remaining shares of restricted stock due to Mr. McDonnell will be granted on or before October 15, 2006, and will become non-forfeitable in equal installments on September 1, 2007 and September 1, 2008, subject to Mr. McDonnell’s continued employment with the Company. Mr. McDonnell will be entitled to receive any cash dividends that are paid on the shares of restricted stock while such shares are forfeitable but still held by Mr. McDonnell. In addition to the grant of restricted stock set forth in Mr. McDonnell’s employment agreement, he will also have the opportunity to receive an annual grant of additional shares of our restricted stock subject to the approval and discretion of our board or our compensation committee.

Pursuant to the Agreements, if any of Messrs. Tunney, Saville or Merrick is terminated by us for cause or by the executive other than for good reason, the executive would be entitled to receive all amounts accrued under his employment agreement but unpaid as of the termination date, including base salary, bonuses or incentive compensation for the previous fiscal year, vacation pay, and reimbursable expenses (“Accrued Compensation”). “Good reason” is defined as the occurrence of any of the following events or conditions: (i) a change in the executive’s status, title or position with us or the assignment to the executive of any material duties or responsibilities that are substantially inconsistent with such status, title or position; (ii) a substantial change in the executive’s responsibilities with us; (iii) any failure to pay the executive his base salary or a reduction in the executive’s base salary from the base salary in effect in the prior year (unless such reduction is conducted in accordance with the employment agreements of Messrs. Tunney, Saville or Merrick); (iv) our requiring the executive to be based at any place outside a 50-mile radius from the office in which the executive is currently employed, except for reasonably required travel on business; (v) a material breach by us of the executive’s employment agreement; (vi) a change in control; (vii) the executive not being re-elected as a member of our board of directors upon expiration of his term of service as a director, if applicable; and (viii) our giving notice to the executive of non-extension of his employment agreement.

If any of Messrs. Tunney, Saville or Merrick is terminated by us due to disability or death, then the executive would be entitled to receive his Accrued Compensation and an amount equal to the annual bonus the executive would have been entitled to receive for the fiscal year in which the executive’s termination occurs, pro-rated and calculated at the target amount. That portion of the executive’s Time-Based Shares that was scheduled to become non-forfeitable through January 1 of the calendar year following the calendar year in which the executive’s termination date occurs would immediately become non-forfeitable upon the executive’s termination. In addition, any other grants of restricted stock to the executive that become non-forfeitable solely based on executive’s continued employment with us (the “Additional Time-Based Shares”), and that were scheduled to become non-forfeitable through January 1 of the calendar year following the calendar year in which the executive’s termination date occurs, would immediately and fully become non-forfeitable upon the executive’s termination.

If the employment of any of Messrs. Tunney, Saville or Merrick is terminated by us other than for cause, death or disability or by the executive for good reason, then the executive would be entitled to receive all Accrued Compensation, severance pay equal to two times his then-current base salary and two times his target annual bonus (as defined in his employment agreement), full and immediate lapsing of forfeiture restrictions on the executive’s Time-Based Shares and Additional Time-Based Shares, and continued health coverage for the executive and any eligible dependents for a maximum of 24 months from his date of termination.

In the event that we experience a change of control, Messrs. Tunney, Saville and Merrick would be entitled to full and immediate lapsing of forfeiture provisions of all of the executive’s restricted stock, including all Time-Based Shares and Performance-Based Shares, and all of the executive’s Additional Time-Based Shares. In addition, if within 12 months after a change in control, Mr. Tunney or Mr. Saville is terminated by us other than for cause, death or disability or by the executive for good reason, then the executive will be entitled to receive an amount equal to his then-current base salary, which is in addition to any other severance that the executive is entitled to receive under his employment agreement.

If Mr. McDonnell’s employment is terminated by us for cause or by Mr. McDonnell other than for good reason, then he would be entitled to receive all amounts accrued under his employment agreement but unpaid as of the termination date, including base salary, bonuses or incentive compensation for the previous fiscal year, vacation pay, reimbursable expenses, and any previous compensation that he previously deferred (“McDonnell Accrued Compensation”). In addition, Mr. McDonnell would forfeit any shares of restricted stock as to which the forfeiture restrictions have not lapsed. “Good reason” is defined as the occurrence of any of the following events or conditions: (i) a change in Mr. McDonnell’s status, title or position with us that represents an adverse change, the assignment to Mr. McDonnell of any material duties or responsibilities that are inconsistent with such status, title or position, or any removal of Mr. McDonnell from or failure to reappoint him to any of such positions (or positions of substantially similar status, title or responsibility except if Mr. McDonnell’s employment is terminated for cause, disability, or death, or if Mr. McDonnell resigns other than for good reason); (ii) a reduction in Mr. McDonnell’s base salary (unless such reduction is conducted in accordance with Mr. McDonnell’s employment agreement); (iii) our requiring Mr. McDonnell to be based at any place outside a 50-mile radius from our Arlington, VA office, except for reasonably required travel on business; (iv) our failure to continue in effect any material compensation or benefit plan or to provide Mr. McDonnell with compensation and benefits at least equal to those provided for under each employee benefit plan, program and practice (unless such failure to continue or failure to provide applies equally to similarly-situated executives of the Company) ; and (v) a material breach by us of Mr. McDonnell’s employment agreement.

If Mr. McDonnell’s employment terminates due to death or disability, then Mr. McDonnell would be entitled to receive the McDonnell Accrued Compensation and an amount equal to the annual bonus Mr. McDonnell would have been entitled to receive for the fiscal year in which his termination of employment occurs, pro-rated and calculated at target. In addition, in order to determine whether certain forfeiture restrictions lapse on Mr. McDonnell’s shares of restricted stock, Mr. McDonnell would be deemed to remain an executive for a period of time after his termination of employment, provided that, at the end of such period, Mr. McDonnell would forfeit any shares of restricted stock as to which the forfeiture restrictions have not lapsed.

If Mr. McDonnell terminates his employment for good reason, or if we terminate his employment other than for cause, death or disability, all of Mr. McDonnell’s shares of restricted stock would become non-forfeitable as of his termination date, and Mr. McDonnell would be entitled to receive, in 24 equal monthly installments, two times the sum of: (i) the highest annual base salary that he received in either the year of his termination of employment or in the three years prior to the year of his termination of employment; and (ii) his average annual bonus for the three years prior to the year of his termination of employment. In addition, Mr. McDonnell would be entitled to receive the McDonnell Accrued Compensation and an amount equal to the annual bonus Mr. McDonnell would have been entitled to receive for the fiscal year in which his termination of employment occurs, pro-rated and calculated using the greater of either the actual performance of the Company during the fiscal year or the minimum performance targets of the Company previously approved by our board or our compensation committee. Mr. McDonnell would be entitled to receive benefits under any group health, disability, and life insurance plans for two years after termination. If Mr. McDonnell’s employment agreement remains in effect after the change in control, and if Mr. McDonnell then terminates his employment for good reason or if we then terminate Mr. McDonnell’s employment other than for cause, death, or disability,

Mr. McDonnell may base his severance payments on (i) his base salary immediately prior to the change in control, if greater than his base salary in either the year of his termination of employment or in the three years prior to the year of his termination of employment, and (ii) the group health, disability, and life insurance benefits at the time of the change in control, if greater than the group health, disability, and life insurance benefits upon his termination of employment.

If Mr. McDonnell does not enter into a new or an amended employment agreement upon a change in control, the term of the employment agreement will end, all of Mr. McDonnell’s shares of restricted stock will become non-forfeitable and Mr. McDonnell will be entitled to receive, in 24 equal monthly installments, two times the sum of: (i) the highest annual base salary that he received in either the year of his termination of employment or in the three years prior to the year of his termination of employment; and (ii) his average annual bonus for the three years prior to the year of his termination of employment. In addition, Mr. McDonnell would be entitled to receive the McDonnell Accrued Compensation and an amount equal to the annual bonus Mr. McDonnell would have been entitled to receive for the fiscal year in which his termination of employment occurs, pro-rated and calculated using the greater of either the actual performance of the Company during the fiscal year or the minimum performance targets of the Company previously approved by our board or our compensation committee. Mr. McDonnell would be entitled to receive benefits under any group health, disability, and life insurance plans for two years after the ending of the term of his employment agreement. However, if the change in control occurs during the last year of the agreement, the employment agreement will not expire for a period of 12 months after the occurrence of the change in control, so long as Mr. McDonnell agrees to such extension or so long as the Company causes all of Mr. McDonnell’s shares of restricted stock that are still forfeitable to become non-forfeitable upon the change in control. In such case, Mr. McDonnell would not be entitled to any further payments or benefits under these provisions.

If Messrs. Tunney, Saville, McDonnell and Merrick receive payments in the event of a change in control and such payments become subject to excise tax under Section 4999 of the Internal Revenue Code, then the executive’s employment agreement provides that the executive either will be entitled to receive a payment in an amount equal to the excise tax imposed upon the payments, excepting any excise tax imposed on such additional payment, or will permit us to reduce the payments that he receives to avoid the imposition of such excise tax, if certain conditions are satisfied.

The employment agreements for Messrs. Tunney, Saville and Merrick prohibit the executive, during his employment with us and for a period of two years after the executive’s termination of employment by us other than for cause or disability or by the executive for good reason, and for a period of one year after the executive’s termination of employment by us for cause, by the executive other than for good reason, or due to the executive’s disability, from soliciting any of our employees, clients and certain prospective clients. The employment agreements also prohibit the executive, during his employment with us and for a period of two years after the executive’s termination of employment by us other than for cause or disability, by the executive for good reason, and for a period of 90 days after the executive’s termination of employment by us for cause, by the executive other than for good reason or due to the executive’s disability, from engaging in any business or activity that competes with us. Pursuant to the employment agreements, the non-competition and non-solicitation periods may be extended by the Company, on a monthly basis, for up to two years following the date of the executive’s termination of employment by paying the executive a monthly payment equal to two times the executive’s base salary on the date of termination and two times the executive’s target annual bonus as of the date of termination, divided by twenty-four.

The employment agreement of Mr. McDonnell prohibits the executive from soliciting any of our employees, clients and certain prospective clients for the period beginning on September 1, 2004 and ending two years after the date of Mr. McDonnell’s termination of employment. The employment agreement also prohibits Mr. McDonnell from engaging in any business or activity that competes with us for the period beginning on

September 1, 2004 and ending two years after the date of Mr. McDonnell’s termination of employment, provided that such prohibition shall not be applicable if termination of employment is due to the expiration of the term of Mr. McDonnell’s employment agreement.

The employment agreements also require that the executive protect our confidential information both during and after his employment with us. The Agreements of Messrs. Tunney, Saville and Merrick also prohibit the executive and the Company from disparaging each other both during and after his employment with us, and require the executive to provide assistance to us or our agents concerning any matter related to his employment during his employment with us and, upon our reasonable request, after his employment with us.

If the executive or his subsequent employer successfully challenges the enforceability of the non-compete and/or non-solicitation provisions of the employment agreement, then the severance amount and the severance period, including the severance benefit period will be reduced proportionately to the time period that such non-compete and non-solicitation restrictions actually remain in effect. If Messrs. Tunney, Saville or Merrick fails to comply with any of the covenants in the employment agreements, then we reserve the right to cease payment of certain severance benefits.

The employment agreements will incorporate the terms and conditions required by Section 409A of the Internal Revenue Code and Department of Treasury regulations as reasonably determined by us and the executive to the extent that we reasonably determine that any compensation or benefits under the executive’s employment agreement is subject to Section 409A.

Severance Agreements

We have entered into severance agreements with certain of our officers, including our Executive Vice President and General Counsel, Samuel G. Rubenstein, and our Senior Vice President and Chief Accounting Officer John C. Wellons. Mr. Rubenstein’s severance agreement provides that if he terminates his employment for good reason (as defined in his severance agreement), or if we terminate his employment other than for cause (as defined in his severance agreement), death or disability, Mr. Rubenstein will be entitled to receive, among other things, the amount of his highest monthly base salary during the current or past two years for a period of 12 months payable within 45 days after the date of his termination and a bonus amount equal to half of the bonuses received or earned by Mr. Rubenstein during the last two years of his employment. Mr. Wellons’ severance agreement provides that if he terminates his employment for good reason (as defined in his severance agreement), or if we terminate his employment other than for cause (as defined in his severance agreement), death or disability, Mr. Wellons will be entitled to receive, among other things, the amount of his highest monthly base salary during the current or past two years for a period of 12 months payable monthly after the date of his termination. If Mr. Rubenstein or Mr. Wellons terminates his employment for good reason, or if we terminate his employment other than for cause, he will forfeit any restricted common stock for which forfeiture restrictions would not have lapsed within 12 months of the end of the three month period at which his employment terminated. The agreements prohibit Messrs. Rubenstein and Wellons, during their employment with us and for a period of two years after their termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The agreement also prohibits Messrs. Rubenstein and Wellons, during their employment with us and for a period of 12 months after their termination of employment for any reason, from engaging in any business or activity that competes with us as long as they are receiving benefits pursuant to their severance agreement.

On August 24, 2006, we entered into a Severance Agreement and Release with Bryan J. Mitchell, relating to his resignation as of August 24, 2006 as our Chief Executive Officer and as a member of our board of directors. In addition, Mr. Mitchell resigned from all of his board positions at our subsidiaries and portfolio companies.

Under his severance agreement, Mr. Mitchell agreed to comply with: (i) confidentiality restrictions for an indefinite period of time; (ii) non-competition restrictions for a period of six months after the date of his resignation; (iii) non-solicitation restrictions for a period of eighteen months after the date of his resignation; (iv)

mutual non-disparagement restrictions for a period of eighteen months after the date of his resignation; and (v) restrictions on acquisition of MCG Capital and actions to initiate sale of MCG Capital for a period of eighteen months after the date of his resignation. Under his severance agreement, Mr. Mitchell further agreed: (i) to provide for an indefinite period of time whatever assistance is required by us or our agents concerning any matter related to his employment at our reasonable request and cost, and (ii) to pay to us any amounts that Mr. Mitchell may be required to pay and/or reimburse as a result of the current review by the Independent Committee of our board of directors up to a maximum of $60,000, within ten (10) business days of receiving notice that such amounts are due. Under his severance agreement, we and Mr. Mitchell also generally agreed: (i) to release each other from any and all claims; and (ii) to not sue with respect to any matters that occurred up to and including the date of his severance agreement.

In consideration for Mr. Mitchell’s agreement to and continued compliance with the terms of his severance agreement, as described in the paragraph above, his severance agreement provides Mr. Mitchell with the following benefits: (1) an aggregate amount of $1,500,000, with $750,000 plus interest accrued on $750,000 payable on the date six months plus one day following the date of his resignation using an annual interest rate of 6.00% for purposes of the interest calculation, and $250,000 payable on the nine, twelve and eighteen month anniversary of the date of his resignation, (2) continued coverage, at our expense, under our group health and disability benefit plans, beginning on the date of his resignation and ending eighteen months after the date of his resignation, unless Mr. Mitchell becomes eligible for similar health and disability benefits under any other plan on an earlier date; (3) continued participation in our group life insurance plan at our expense for up to eighteen months, unless Mr. Mitchell becomes eligible for life insurance benefits under any other plan or program on an earlier date; and (4) lapsing of all forfeiture provisions on all shares of restricted stock that were subject to forfeiture provisions on the date of his resignation, with Mr. Mitchell paying any necessary withholding taxes incurred as a result of such lapsing.

Should Mr. Mitchell or his successor employer successfully challenge the enforceability of either his non-competition covenant or his non-solicitation covenant, we reserve the right to reduce payments of certain benefits listed above to reflect the actual time period that such covenants remain in effect. Should Mr. Mitchell fail to comply with his cooperation covenant or other provisions of his severance agreement, we reserve the right to cease payment of certain benefits listed above.

Mr. Mitchell’s severance agreement supersedes the Amended and Restated Employment Agreement, by and between the Company and Mr. Mitchell, dated as of November 3, 2002, except with respect to certain post-termination obligations of Mr. Mitchell under his employment agreement, which have been incorporated as part of his severance agreement, as well as the Amended and Restated Restricted Stock Agreement, by and between the Company and Mr. Mitchell, dated as of March 1, 2004.

Bonus Awards

We pay discretionary cash bonus awards to our employees annually. The awards have been based on individual performance. The total amount of awards made annually has varied depending on our financial results and other factors that our compensation committee has deemed appropriate. We intend to continue this arrangement under terms and conditions that our compensation committee will determine.

Deferred Compensation Plan

During 2000, we created a deferred compensation plan for key executives which allows eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and executive officers are eligible to participate in the plan. Contributions to the plan earn interest at a rate of 2% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

401(k) Plan

We maintain a 401(k) plan for the benefit of our employees. Employees have the opportunity to contribute pre-tax salary deferrals into the 401(k) plan up to $15,000 annually for the 2006 plan year, and to direct the investment of these contributions. Plan participants who have reached the age of 50 prior to during the 2006 plan year will be eligible to defer an additional $5,000 during 2006. In addition, for the 2006 plan year, we expect to contribute up to 3% (a 50% match of the employees contributions, up to a 6% contribution level) of each participant’s eligible compensation for the year, up to a maximum compensation of $220,000, to each participant’s plan account on the participant’s behalf, which vests annually on a straight line basis over the employee’s first five years of employment. Our board of directors may also, at its sole discretion, make additional contributions to our employees’ 401(k) plan accounts, which vest on the same basis as other employer contributions.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code of 1986 or the “Code”). The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

We elected to be treated as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. As a RIC, we generally do not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate-level tax liability.

Taxation as a Regulated Investment Company

If we:

•	continue to qualify as a RIC, and

•	distribute each year to stockholders at least 90% of our “investment company taxable income” (which is defined in the Internal Revenue Code generally as ordinary income plus recognized net short-term capital gains in excess of recognized net long-term capital losses), and 90% of any ordinary pre-RIC built-in gains we recognize between January 1, 2002 and December 31, 2011, less our taxes due on those gains (collectively, the “90% Distribution Requirement”), we will be entitled to deduct, and therefore will not be subject to U.S. federal income tax on, the portion of our income we distribute (or are deemed to distribute) to stockholders (other than any built-in gain recognized between January 1, 2002 and December 31, 2011). We will be subject to U.S. federal income tax at the regular corporate rate on any income not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax to the extent we do not distribute (actually or on a deemed basis) in a timely manner 98% of our ordinary income for each calendar year, 98% of our capital gain net income for the one-year period ending October 31 in that calendar year, and any income realized but not distributed in prior calendar years. We generally will endeavor in each taxable year to avoid any U.S. federal excise taxes on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from (1) dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (2) net income derived from an interest in a “qualified publicly traded partnership” (known as the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and are engaged in the same or similar or related trades or businesses or the securities of one or more “qualified publicly traded partnerships” (known as the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Additionally, we will have to include in income amounts previously deducted with respect to certain restricted stock granted to our employees, if such stock is forfeited. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though we will not have received any cash representing such income.

If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary dividends (to the extent of our current and accumulated earnings and profits). Such dividends generally will be subject to tax to non-corporate U.S. Stockholders (as defined below) at a maximum rate of 15 percent.

Treatment of Pre-Conversion Built-in Gain

Through December 31, 2001, we were subject to tax as an ordinary corporation under Subchapter C of the Internal Revenue Code. As of January 1, 2002, we held substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with built-in gain (i.e., with a fair market value in excess of tax basis). Under a special tax rule that applies to corporations that convert from taxation under Subchapter C of the Internal Revenue Code to taxation as a RIC, we are required to pay corporate level tax on the amount of any net built-in gains we recognize within ten years after the effective date of our election to be treated as a RIC. Any such corporate level tax will be payable at the time those gains are recognized (which, generally, will be the years in which we sell or dispose of the built-in gain assets in a taxable transaction). Based on the assets we currently anticipate selling within the ten-year period beginning January 1, 2002 and ending December 31, 2011, we expect we may have to pay a built-in gain tax of up to $0.4 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this ten-year period and applicable tax rates. Under Treasury Regulations, recognized built-in gains (or losses) will generally retain their character as capital gain or ordinary income (or capital or ordinary losses). Recognized built-in gains that are ordinary in character will be included in our investment company taxable income, and we must distribute to our stockholders at least 90% of any such built-in gains recognized within the ten-year period, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as ordinary income. Recognized built-in gains within the ten-year period, net of taxes, that are capital gains will be distributed or deemed distributed to our stockholders. Any such amount distributed or deemed distributed will be taxable to stockholders as capital gain.

Taxation of U.S. Stockholders

For purposes of the following discussion, a “U.S. Stockholder” is a stockholder who is for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for U.S. federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Stockholders (as defined below) and with respect to the purchase, ownership and disposition of our common stock.

Distributions by us generally will be taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Under recent legislation, ordinary dividends that consist of dividends we have received from qualifying corporations will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent. Dividends distributed by us generally will not be eligible for this lower rate of taxation.

Distributions of our net capital gains (which is, generally, our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains regardless of the U.S. Stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock.

Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such U.S. Stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Capital gain dividends will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent.

Under the opt in dividend reinvestment plan, if a U.S. Stockholder owns shares of common stock registered in its own name, the U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if the U.S. Stockholder enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. Stockholder to the same extent, and with the same character, as if the U.S. Stockholder had received the distribution in cash. The U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account.

In the event that we retain some or all of our capital gains, we will designate the retained amount as a “deemed distribution”. In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. Stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit or refund equal to his or her allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. Stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be refunded or claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return will be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders, and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, the Company intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

For purposes of determining (i) whether the 90% Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made, and any capital gain dividend will be treated as a capital gain dividend to the U.S. Stockholder. Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from, or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from, the sale or exchange of our common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally will apply in determining the holding period of such stock.

Under current law, the maximum rate of taxation on non-corporate taxpayers for certain dividends and net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses for a taxable year) is 15%. This rate will increase to 20% (for capital gains) and the individual’s regular tax rate (for dividends) as of January 1, 2009 absent Congressional action. Our dividends are generally not eligible for the new 15% tax rate on dividends. As a result, distributions of our investment company taxable income generally will continue to be taxed at the higher tax rates applicable to ordinary income. However, the 15% tax rate for net long-term capital gains and dividends will generally apply to:

(1)	U.S. Stockholders’ long-term capital gains, if any, recognized on the disposition of our shares;
(2)	our distributions designated as capital gain dividends; and
(3)	our distributions consisting of dividends we have received from qualifying corporations (which we generally do not receive).

Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to dividends consisting of dividends we have received) and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. Stockholders. Such U.S. Stockholders generally will be subject to backup withholding unless the U.S. Stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

For purposes of the following discussion, a “Non-U.S. Stockholder” is a person who is not a U.S. Stockholder.

Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. Non-U.S. Stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2008, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 (as discussed under “—Treatment of Pre- Conversion Built-In Gain” above) that are ordinary income will also be taxable to Non-U.S. Stockholders in the same manner as distributions of our investment company taxable income.

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder (including any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 that are capital gains), and gains realized by a Non-U.S. Stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States, or, in the case of an individual, the Non-U.S. Stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we currently intend to do), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Stockholder.

Under our opt in dividend reinvestment plan, if a Non-U.S. Stockholder owns shares of common stock registered in its own name, the Non-U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (and, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Stockholder or is attributable to a permanent establishment, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. Stockholders. The Non-U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Stockholder’s account.

A Non-U.S. Stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or the Non-U.S. Stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.,

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company; and

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each portfolio company.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the Securities and Exchange Commission.

Our board of directors has appointed a chief compliance officer pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company under the 1940 Act, we are entitled to provide and have previously provided loans to our employees in connection with the purchase of shares of our common stock. However, as a result of certain provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to, or materially modifying existing loans with, our executive officers for that purpose.

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us.

You may read and copy the code of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business.

The Sarbanes-Oxley Act of 2002, as well as the rules and regulations promulgated thereunder, imposed a wide variety of regulatory requirements on publicly held companies and their insiders, which affect us. For example:

•

Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

Pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

Pursuant to Item 308 of Regulation S-K, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, we have adopted certain policies and procedures intended to comply with the Nasdaq Stock Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. Under the plan, if a stockholder owns shares of common stock registered in its own name, the stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. Authorization forms and additional information may be obtained at any time by written request to American Stock Transfer & Trust Company (“AST”), our dividend paying agent, by telephoning (877) 842-1583 or via AST’s web site www.investpower.com. A stockholder also may terminate participation in the plan at any time by delivering notice to the dividend paying agent in writing, by telephoning AST or via AST’s web site before the record date of the next dividend or distribution. When a participant withdraws from the plan, the dividend paying agent, at the participant’s direction, will either issue certificates for whole shares of common stock credited to the participant’s account and a cash payment for any fractional share of common stock credited to the account or sell the shares in the open market.

Your ability to participate in our dividend reinvestment plan may be limited if the shares of common stock you own are registered in the name of a broker or other nominee. A nominee may preclude beneficial owners from participating in the dividend reinvestment plan. If you wish to participate in a dividend reinvestment plan, you may need to register your shares of common stock in your own name. In addition, some nominees may offer their own dividend reinvestment program for our shares. If you own shares registered in the name of a nominee, you should contact the nominee for details.

When we pay a cash dividend, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend (net of any taxes required to be withheld) in shares of our common stock. If the market price per share of common stock on the day preceding the dividend payment date equals or exceeds the net asset value per share on that date, then we will issue new shares of common stock to participants at the greater of net asset value or 95% of the market price on the day preceding the dividend payment date. Such new shares will be issued on the dividend payment date.

If the market price per share of common stock on the day preceding the dividend payment date is less than the net asset value per share on that date, then the dividend paying agent will buy shares in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average price per share paid by the dividend paying agent may exceed the net asset value per share on the day preceding the dividend payment date, resulting in the acquisition of fewer shares than if the dividend had been paid in shares newly issued by us. In the case of shares purchased by the dividend paying agent in the open market, the dividend paying agent will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days after the payment date of the dividend, except to the extent necessary to comply with applicable provisions of the federal securities laws. For purposes of determining how many shares are credited to each participant’s account, the price of each share will be deemed to be the weighted average price of all the shares purchased by the dividend paying agent in the open market plus such participant’s share of any brokerage commissions incurred with respect to the dividend paying agent’s open market purchases. The additional shares will have a new holding period for tax purposes commencing on the date following the date on which the shares are credited to the participant’s accounts.

For purposes of determining whether the shares will be newly issued shares or shares purchased in the open market, the market price of our common stock on a particular dividend payment date is the average for the five preceding trading days of the last sales price on Nasdaq. Net asset value per share of common stock on a particular dividend payment date is as determined by or on behalf of the Company.

The dividend paying agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the dividend paying agent in non-certificated form in the name of the participant, unless the participant requests in writing certificates for a specified number of shares credited to such participant’s plan account. Any proxy executed by a stockholder will apply to shares purchased pursuant to the plan.

There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by us to our dividend paying agent. There are no brokerage charges with respect to shares issued directly by us in connection with the plan. However, with respect to the dividend paying agent’s open market purchases, the price at which shares are credited to each participant’s account will include such participant’s share of any brokerage commissions incurred. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders. For income tax purposes, a distribution deemed to be a return of capital generally has the effect of reducing a stockholder’s cost basis in the shares owned by the stockholder. The reinvestment of a return of capital distribution results in the same tax treatment as the reinvestment of any ordinary distribution. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders” and “—Taxation of Non-U.S. Stockholders”.

Experience under the plan may indicate that changes are desirable. Accordingly, we reserve the right to amend, suspend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan before the record date for the distribution.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of September 25, 2006, the beneficial ownership of each director, the Company’s executive officers, each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the Securities and Exchange Commission and other information obtained from such persons.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(a)

Eubel Brady and Suttman Asset Management, Inc. (b) 7777 Washington Village Drive Suite 210 Dayton, OH 45459	3,271,015	6.1%

U.S. Trust Corporation(c) 114 W. 47 Street New York, NY 10036	3,015,207	5.6

Interested Directors

Steven F. Tunney(d)	364,095	*

B. Hagen Saville(e)	321,968	*

Robert J. Merrick	86,438	*

Independent Directors

Wallace B. Millner, III	83,664	*

Jeffrey M. Bucher	3,500	*

Kim D. Kelly	2,000	*

Kenneth J. O’Keefe	11,047	*

Edward S. Civera	—	*

Executive Officers

William B. Ford	5,000	*

Robert S. Grazioli	—	*

Robert L. Marcotte	28,500	*

Michael R. McDonnell	500	*

Samuel G. Rubenstein(f)	102,946	*

Derek R. Thomas	28,772	*

John C. Wellons	846	*

Executive officers and directors as a group	977,004	1.8

*	Represents less than one percent.
(a)	Based on a total of 53,382,024 shares of the Company’s common stock issued and outstanding on September 25, 2006.
(b)	Ronald L. Eubel, Mark E. Brady, Robert J. Suttman, William E. Hazel and Bernard J. Holtgrieve may, as a result of their ownership in and positions with Eubel Brady and Suttman Asset Management, Inc. (“EBS”) and other affiliated entities, be deemed to be indirect beneficial owners of the equity securities held by EBS and one affiliated entity, EBS Partners, LP. Messrs. Eubel, Brady, Suttman, or Holtgrieve disclaim beneficial ownership of the securities according to their Schedule 13G filed with the SEC.
(c)	According to their Schedule 13G dated February 13, 2006, U.S. Trust Corporation is a wholly-owned direct subsidiary of The Charles Schwab corporation. Each entity files reports completely separate and independent from the other. Neither entity shares with the other any information and/or power with respect to either the voting and/or disposition of the securities reported by each.

(d)	This includes 35,667 restricted shares that are subject to forfeiture restrictions.
(e)	This includes 27,741 restricted shares that are subject to forfeiture restrictions.
(f)	This includes 6,492 restricted shares that are subject to forfeiture restrictions.

Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of September 25, 2006:

Name of Director	Dollar Range of Equity Securities Beneficially Owned(a)(b)(c)

Interested Directors

Steven F. Tunney	Over $100,000

B. Hagen Saville	Over $100,000

Robert J. Merrick	Over $100,000

Independent Directors

Jeffrey M. Bucher	$50,001 – $100,000

Kim D. Kelly	$10,001 – $50,000

Kenneth J. O’Keefe	Over $100,000

Wallace B. Millner, III	Over $100,000

Edward S. Civera	None

(a)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(b)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(c)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $16.09 on September 25, 2006 on the Nasdaq Global Select Market.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Certain of our executive officers have employment agreements with us. See “Executive Compensation—Employment Agreements.”

Many of our executive officers and other employees delivered partially nonrecourse promissory notes to us, with an aggregate face value of $5.8 million, for the purchase of a portion of the restricted common stock issued in connection with the termination of our stock option plan and the grants thereunder. The notes are nonrecourse as to the principal amount but recourse as to interest. Accordingly, the executive officers and other employees are personally liable for interest payments. Each loan is secured by all of the restricted common stock held by each executive officer and other employees, and in the cases of Messrs. Tunney and Saville, for a specified time period, additional shares of common stock owned by such executive officers. The notes bear interest at 4.13%, with interest payable annually during the term of the note and all principal due on May 28, 2006, subject to acceleration events.

The following table summarizes information about these loans and the amounts outstanding as of December 31, 2005 with respect to our executive officers:

Name of Debtor and Title	Date of Loan	Original Amount of Loan	Rate of Interest	Current Balance of Loan

Steven F. Tunney(a) Director, President and Chief Executive Officer	12/3/01	$943,913	4.13%	$582,591

B. Hagen Saville(a) Executive Vice President, Business Development	12/3/01	801,214	4.13	801,214

Samuel G. Rubenstein(a) Executive Vice President, General Counsel and Corporate Secretary	12/3/01	222,773	4.13	222,773

John C. Wellons(a) Senior Vice President and Chief Accounting Officer	12/3/01	110,418	4.13	—

Bryan J. Mitchell(a) Former Chief Executive Officer	12/3/01	1,188,451	4.13	480,413

(a)	Subsequent to December 31, 2005, each of the executives repaid his loan in full.

DESCRIPTION OF SECURITIES

General

Under the terms of our restated certificate of incorporation, our authorized capital stock will consist solely of 200,000,000 shares of common stock, par value $.01 per share, of which 53,382,024 shares were outstanding as of September 25, 2006, and 1,000 shares of preferred stock, par value $.01 per share, of which no shares were outstanding as of September 25, 2006.

Set forth below are our outstanding classes of capital stock as of September 25, 2006.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
MCG Capital	Common Stock	200,000,000	—	53,382,024

Common Stock

Under the terms of our restated certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. Certain holders of our common stock have the right to require us to register their shares of common stock under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200% and (ii) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Internal Revenue Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Debt Securities

We borrow directly and indirectly through credit facilities maintained by our subsidiaries. All of our debt facilities, except the Senior Secured Credit Facility, the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through bankruptcy remote, special purpose, wholly owned subsidiaries of ours and, therefore, their assets may not be available to our creditors. In some cases, advances under our debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans we may leverage as collateral.

Commercial Loan Trust 2006-2. On May 2, 2006 we established, through MCG Commercial Loan Trust 2006-2, a $200 million warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250 million of commercial loans with borrowings of up to $200 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from us. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

We intend to use the warehouse credit facility to fund the origination of loans that will collateralize a future term securitization. Advances under the facility, equal to 80% of the value of commercial loans purchased by the trust, bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on the earlier of November 30, 2007 or the completion of a term securitization and may be extended under certain circumstances.

Commercial Loan Trust 2006-1. On April 18, 2006, we completed a $500 million debt securitization through MCG Commercial Loan Trust 2006-1, our wholly owned subsidiary. The 2006-1 Trust issued $106.3 million of Class A-1 Notes rated AAA / Aaa, $50.0 million of Class A-2 Notes rated AAA / Aaa, $85.0 million of Class A-3 Notes rated AAA / Aaa, $58.8 million of Class B Notes rated AA / Aa2, $45.0 million of Class C Notes rated A / A2 and $47.5 million of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

We retained all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from us. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes and are required to be drawn within the next 12 months. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans currently totaling $330.0 million, which were purchased by the trust from us. Additional commercial loans will be purchased by the trust from us primarily using the proceeds from the Class A-3 delayed draw notes and the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Unsecured Notes.    On October 11, 2005, we issued $50.0 million of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2005-2.    On June 9, 2005, we established, through MCG Commercial Loan Trust 2005-2, a $250.0 million warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2005-2 to borrow up to $250.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred by us to the trust. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be senior secured commercial loans. Advances under the facility bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on September 30, 2006 and may be extended under certain circumstances. As of December 31, 2005, we had $159.2 million outstanding under this credit facility.

Commercial Loan Funding Trust Facility.    On November 10, 2004, we established, through MCG Commercial Loan Funding Trust, a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by us to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Through July 29, 2005, advances under the facility bore interest based on a commercial paper rate plus 1.15%.

On July 29, 2005, we amended the Commercial Loan Funding Trust Facility. Pursuant to this amendment, the total facility amount was increased from $150.0 million to $250.0 million, the interest rate was changed from commercial paper rate plus 1.15% to commercial paper rate plus 0.95%, the concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 25% to 35%, and other minor modifications were made. On April 17, 2006, we amended this facility to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 35% to 50% and the inclusion of additional industry segments. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. During July 2006, the facility was renewed until July 27, 2007. As of June 30, 2006, we had $95.2 million outstanding under this credit facility.

Term Securitization 2004-1.    On September 30, 2004, we established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397.7 million of loans. The facility is secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled $228.0 million and $406.0 million as of December 31, 2005 and December 31, 2004, respectively. This facility is scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes. The Class A-1, Class A-2, Class B and Class C Notes are scheduled to be repaid as we receive principal collections on the underlying collateral. On July 20, 2006 we repaid the notes using approximately $61.9 million of cash from the Commercial Loan Trust 2004-1 and our Commercial Loan Trust 2006-1 securitization and $15.0 million of new borrowings from our Commercial Loan Trust 2006-1 securitization. See “Recent Developments” for further discussion.

The 2004-1 Trust issued $250.5 million of Class A-1 Notes rated Aaa/AAA, $31.5 million of Class A-2 Notes rated Aa1/AAA, $43.5 million of Class B Notes rated A2/A and $15.8 million of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, we sold the Class C securities, which had previously been retained by MCG. As of December 31, 2005, a total of $171.9 million of these notes were outstanding. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bear interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

Senior Secured Credit Facility.    On September 10, 2004, we entered into a $25.0 million senior secured revolving credit facility with Bayerische Hypo-Und Vereinsbank, A.G. and in February 2005, the aggregate available loan amount under this facility was increased to $50.0 million. All new advances under the credit facility were at the discretion of the lender, had a maturity of one year from the date of the advance, and bore interest at LIBOR plus 2.00% or the prime rate plus 0.50%. The credit facility was secured by a first priority security interest in our tangible and intangible assets subject to certain excluded collateral and certain permitted other liens. The credit facility contained customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity and a negative pledge. The credit facility also contained customary events of default with customary cure and notice, including, without limitation, nonpayment misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. In September 2005, this facility was amended and is now our Revolving Unsecured Credit Facility.

Revolving Unsecured Credit Facility.     On August 7, 2006, we amended our Revolving Unsecured Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $60.0 million to $75.0 million, and an additional lender was added to this facility. HVB and Chevy Chase Bank maintained their $50.0 million and $10.0 million commitments, respectively, and the additional $15.0 million was committed by Sovereign Bank. On June 19, 2006 we amended our Revolving Unsecured Credit Facility to the aggregate revolving commitment amount under this credit facility was increased from $50.0 million to $60.0 million, the maturity date was extended from September 19, 2006 to June 18, 2007, and an additional lender was added to this facility. HVB maintained its $50.0 million commitment, and the additional $10.0 million was committed by Chevy Chase Bank. Other minor modifications were also made to this facility. This credit facility is unsecured and is committed up to $75.0 million on a revolving basis. In addition, this Revolving Unsecured Credit Facility allows for additional lenders with HVB acting as the agent. Advances under this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, and minimum cash net investment income. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. The credit facility is scheduled to mature on September 19, 2006 and is subject to annual renewal at the discretion of the agent. As of June 30, 2006, we had $18.0 million outstanding under this credit facility.

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our amended and restated bylaws provide that certain actions will require board approval, subject to certain specified thresholds and exceptions, including without limitation, granting of registration rights, entering into joint ventures, and selling or acquiring specified amounts of assets.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our restated certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by a majority vote of our directors subject to certain exceptions, including provisions relating to the size of our board, our nominating and corporate governance committee, our compensation committee, and certain actions requiring board approval, which provisions will require the vote of seventy-five percent of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws. Generally our restated certificate of incorporation may be amended by holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote. However, the vote of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any provision inconsistent with the articles of the restated certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our certificate of incorporation or bylaws, to be effective immediately prior to completion of this offering, would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such amendments are submitted to stockholders.

Limitations of Liability and Indemnification

Under our restated certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the Investment Company Act of 1940, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of MCG or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 35,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Shares of our common stock may also be sold “at-the-market” to or through a market maker or into an existing trading market for shares, on an exchange or otherwise.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement. In the case of an offering by us, the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq Global Market, or another exchange on which the common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling shareholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Both our investments and our subsidiaries’ investments are held in safekeeping by PNC Bank, N.A. located at 800 17th Street, N.W., Washington, D.C. 20006. Wells Fargo Bank Minnesota, N.A., Asset-Backed Securities Division, Corporate Trust Services located at 751 Kasada Avenue, Minneapolis, Minnesota 55414 serves as trustee and custodian with respect to our assets held for securitization purposes. American Stock Transfer & Trust Company located at 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, at 8484 Westpark Drive, McLean, Virginia 22102, has audited our consolidated financial statements, including the schedule of investments at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial highlights for each of the four years ended December 31, 2005, as set forth in their report. Ernst & Young LLP also has audited our senior securities table as of December 31, 2005. We have included our consolidated financial statements, including the schedules of investments and senior securities table in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

With respect to the unaudited consolidated interim financial information for the six-month periods ended June 30, 2006 and 2005, included in this registration statement, Ernst & Young LLP has reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included herein states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted considering the limited nature of the review procedures applied. The independent auditors are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or “part” of the Registration Statement prepared or certified by the auditors within the meaning of Sections 7 and 11 of the Securities Act of 1933.

I ndex to Consolidated Financial Statements and Schedules

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

MCG Capital Corporation

We have audited the accompanying consolidated balance sheets of MCG Capital Corporation as of December 31, 2005 and 2004, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2005 and the financial highlights for each of the four years ended December 31, 2005. Our audit also included the Schedule of Investments in and Advance to Affiliates as of December 31, 2005. These financial statements, financial highlights and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held and confirmation of securities held by the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of MCG Capital Corporation at December 31, 2005 and 2004, and the consolidated results of its operations, its cash flows and the changes in its net assets for each of the three years in the period ended December 31, 2005, and the financial highlights for each of the four years ended December 31, 2005, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of MCG Capital Corporation’s internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 17, 2006 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia

February 17, 2006

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share amounts)

	December 31,
	2005	2004
Assets
Cash and cash equivalents	$45,626	$82,732
Cash, securitization accounts	82,107	79,473
Cash, restricted	1,977	—
Investments at fair value
Non-affiliate investments (cost of $733,717 and $573,658, respectively)	745,757	578,416
Affiliate investments (cost of $46,168 and $52,480, respectively)	46,156	47,728
Control investments (cost of $337,372 and $272,616, respectively)	305,647	254,256

Total investments (cost of $1,117,257 and $898,754, respectively)	1,097,560	880,400
Unearned income on commercial loans	(9,062)	(12,529)

Total investments net of unearned income	1,088,498	867,871
Interest receivable	10,602	5,729
Other assets	15,677	17,706

Total assets	$1,244,487	$1,053,511

Liabilities
Borrowings (maturing within one year of $362,435 and $82,805, respectively)	$541,119	$467,400
Interest payable	5,904	2,925
Dividends payable	20,967	19,043
Other liabilities	10,410	9,930

Total liabilities	578,400	499,298

Commitments and contingencies

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 200,000 shares on December 31, 2005 and 100,000 on December 31, 2004, 53,372 issued and outstanding on December 31, 2005 and 45,342 issued and outstanding on December 31, 2004	534	453
Paid-in capital	758,433	640,879
Distributions in excess of earnings:
Paid-in capital	(39,219)	(28,998)
Other	(26,784)	(27,780)
Net unrealized depreciation on investments	(19,697)	(18,354)
Stockholder loans	(3,624)	(4,601)
Unearned compensation—restricted stock	(3,556)	(7,386)

Total stockholders’ equity	666,087	554,213

Total liabilities and stockholders’ equity	$1,244,487	$1,053,511

Net asset value per common share at period end	$12.48	$12.22

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Year Ended December 31,
	2005	2004	2003
Operating income
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$69,760	$51,898	$63,624
Affiliate investments (5% to 25% owned)	5,745	3,999	4,894
Control investments (more than 25% owned)	30,761	21,954	3,231

Total interest and dividend income	106,266	77,851	71,749
Advisory fees and other income
Non-affiliate investments (less than 5% owned)	12,317	9,306	4,508
Affiliate investments (5% to 25% owned)	—	495	2,098
Control investments (more than 25% owned)	962	5,465	2,335

Total advisory fees and other income	13,279	15,266	8,941

Total operating income	119,545	93,117	80,690

Operating expenses
Interest expense	23,100	10,509	10,053
Employee compensation:
Salaries and benefits	19,331	15,693	9,210
Long-term incentive compensation	6,523	11,683	6,347

Total employee compensation	25,854	27,376	15,557
General and administrative expense	10,076	10,142	7,485

Total operating expenses	59,030	48,027	33,095

Net operating income before investment gains and losses	60,515	45,090	47,595

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	5,741	1,939	(7,616)
Affiliate investments (5% to 25% owned)	205	(2,531)	(48)
Control investments (more than 25% owned)	3,075	(7,658)	(11,916)

Total net realized gains (losses) on investments	9,021	(8,250)	(19,580)
Net change in unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	7,279	378	15,444
Affiliate investments (5% to 25% owned)	5,289	(1,186)	576
Control investments (more than 25% owned)	(13,911)	11,615	(2,060)

Total net change in unrealized appreciation (depreciation) on investments	(1,343)	10,807	13,960

Net investment gains (losses)	7,678	2,557	(5,620)

Net income	$68,193	$47,647	$41,975

Earnings per common share basic	$1.42	$1.16	$1.28
Earnings per common share diluted	$1.42	$1.15	$1.28
Cash dividends declared per common share	$1.68	$1.68	$1.65
Weighted average common shares outstanding	48,109	41,244	32,715
Weighted average common shares outstanding and dilutive common stock equivalents	48,131	41,298	32,739

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)

	Year Ended December 31,
	2005	2004	2003
Operations:
Net operating income	$60,515	$45,090	$47,595
Net realized gain (loss) on investments	9,021	(8,250)	(19,580)
Net unrealized (depreciation) appreciation of investments	(1,343)	10,807	13,960

Net increase in net assets resulting from operations	68,193	47,647	41,975

Shareholder distributions:
Distributions from net investment income	(59,519)	(46,191)	(44,620)
Distributions from capital gains	(9,021)	—	—
Return of capital distributions (accumulated distributions in excess of net investment income and capital gains for the year ended December 31, 2005, 2004 and 2003 were $39,219, $28,998 and $7,811, respectively)	(10,221)	(21,187)	(7,811)

Net decrease in net assets resulting from shareholder distributions	(78,761)	(67,378)	(52,431)

Capital share transactions:
Issuance of common stock	117,015	100,034	108,833
Issuance of common stock under dividend reinvestment plan	127	97	77
Decrease in notes receivable from sale of common stock	879	462	174
Amortization of restricted stock awards	4,421	9,401	4,072

Net increase in net assets resulting from capital share transactions	122,442	109,994	113,156

Total increase in net assets	111,874	90,263	102,700
Net assets at beginning of period	554,213	463,950	361,250

Net assets at end of period	$666,087	$554,213	$463,950

Net asset value per common share	$12.48	$12.22	$12.09

Common shares outstanding at end of period	53,372	45,342	38,372

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2005	2004	2003
Operating activities
Net income	$68,193	$47,647	$41,975
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	756	1,021	584
Amortization of restricted stock awards	4,421	9,401	4,072
Amortization of deferred debt issuance costs	3,646	1,558	1,246
Net realized (gains) losses on investments	(9,021)	8,250	19,580
Net change in unrealized depreciation (appreciation) on investments	1,343	(10,807)	(13,960)
(Increase) decrease in cash—securitization accounts from interest collections	(943)	(1,348)	2,229
Increase in interest receivable	(5,674)	(773)	(1,504)
Increase in accrued payment-in-kind interest and dividends	(13,936)	(3,239)	(11,296)
Decrease in unearned income	(3,730)	(6,207)	(6,317)
Decrease in other assets	2	424	847
Increase (decrease) in interest payable	2,979	1,740	(342)
Increase in other liabilities	2,584	5,264	2,413

Net cash provided by operating activities	50,620	52,931	39,527

Investing activities
Originations, draws and advances on loans	(465,232)	(339,102)	(96,602)
Principal payments on loans	274,743	168,340	142,839
Purchase of equity investments	(31,664)	(16,026)	(45,106)
Proceeds from sales of equity investments	24,956	13,861	5,870
Purchase of premises, equipment and software	(258)	(665)	(1,159)
Other acquisitions	—	(2,208)	—

Net cash (used in) provided by investing activities	(197,455)	(175,800)	5,842

Financing activities
Net proceeds (payments) from borrowings	82,866	120,314	(58,950)
(Increase) decrease in cash—securitization accounts for paydown of principal on debt	(10,839)	(1,736)	6,751
Payment of financing costs	(1,378)	(6,758)	(3)
Dividends paid	(78,941)	(66,884)	(51,573)
Issuance of common stock, net of costs	117,142	100,131	108,910
Repayment of loans to officers/shareholders	879	462	179

Net cash provided by financing activities	109,729	145,529	5,314

(Decrease) Increase in cash and cash equivalents	(37,106)	22,660	50,683
Cash and cash equivalents at beginning of period	82,732	60,072	9,389

Cash and cash equivalents at end of period	$45,626	$82,732	$60,072

Supplemental disclosures
Interest paid	$16,475	$7,210	$9,149
Income taxes received	—	(98)	(876)

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
Control investments: Majority-owned (5):
Broadview Networks Holdings, Inc.(2)(9)	Communications	Subordinated Debt (12.0%, Due 12/09) Series A Preferred Stock (89,154 shares)	49.1%	$42,993	$42,993 52,137	$42,993 52,137
		Common Stock (2,228,937 shares)	33.8%		—	—
Cleartel Communications,	Communications	Senior Debt (8.3%, Due 6/09)		28,850	28,850	28,850
Inc.(2)(13)(15)		Subordinated Debt (14.4%, Due 6/09)		9,356	9,356	9,356
		Preferred Stock (57,859 shares)	99.1%		50,613	40,684
		Common Stock (9 shares)	0.005%		540	—
		Guaranty ($8,092)
Copperstate Technologies, Inc.	Security Alarm	Senior Debt (11.0%, Due 9/07)		1,272	1,272	1,272
		Class A Common Stock (20,000 shares)	93.0%		2,000	946
		Class B Common Stock (10 shares)	0.05%		—	—
		Warrants to purchase Class B Common Stock (expire 12/20/12)	93.7%		—	—
		Standby Letter of Credit ($1,000)
Crystal Media Network, LLC(6)	Broadcasting	Senior Debt (11.4%, Due 5/06)		1,099	947	947
		LLC Interest	100.0%		6,132	1,097
Helicon Cable Holdings, LLC(2)	Cable	Senior Debt (9.18%, Due 12/12)		10,072	10,072	10,072
		Subordinated Debt (14.3%, Due 6/13)		5,750	5,750	5,750
		Preferred LLC Interest (82,500 units)	57.9%		8,316	8,316
		Standby Letter of Credit ($300)
Midwest Tower Partners, LLC(2)	Communications	Subordinated Debt (14.1%, Due 2/07)(18) Preferred LLC Interest	91.0%	16,813	16,813 2,121	16,813 2,121
		Common LLC Interest	79.2%		201	1,332
Superior Publishing	Newspaper	Senior Debt (9.0%, Due 12/06)(18)		20,759	20,759	20,759
Corporation(2)		Subordinated Debt (20.0%, Due 12/06)(18)		22,692	20,141	20,141
		Preferred Stock (7,999 shares)	100.0%		7,999	8,545
		Common Stock (100 shares)	100.0%		365	—
Telecomm South, LLC(6)	Communications	Senior Debt (13.4%, Due 12/05)		7,996	2,582	1,100
		LLC Interest	100.0%		10	—
Working Mother Media,	Publishing	Senior Debt (7.5%, Due 6/06)		10,452	8,576	8,576
Inc.(6)		Class A Preferred Stock (12,497 shares)	99.2%		12,497	4,192
		Class B Preferred Stock (1 share)	100.0%		1	—
		Class C Preferred Stock (1 share)	100.0%		1	—
		Common Stock (510 shares)	51.0%		1	—
		Guaranty ($834)
West Coast WirelessLines LLC(16)	Conferences	LLC Interest	100.0%		851	851
Total Control investments: Majority-owned (represents 26.1% of total investments at fair value)					311,896	286,850

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
Control investments: Non-majority owned (4):
ETC Group, LLC(6)	Publishing	Series A LLC Interest	100.0%		$270	$123
		Series C LLC Interest	100.0%		100	—
Fawcette Technical	Publishing	Senior Debt (14.5%, Due 12/06)(18)		13,061	12,545	12,545
Publications Holding(2)		Subordinated Debt (14.8%, Due 12/06)		5,186	4,691	1,137
		Series A Preferred Stock (8,473 shares)	100%		2,569	—
		Common Stock (5,010,379 shares)	36.0%		—	—
Platinum Wireless, Inc.	Communications	Senior Debt (8.0%, Due 6/06)		389	389	389
		Common Stock (2,937 shares)	37.0%		4,640	4,505
		Option to purchase Common Stock (expire 12/31/13)	1.5%		272	98
Total Control investments: Non-majority-owned (represents 1.7% of total investments at fair value)					25,476	18,797
Total Control Investments: Majority-owned and Non-majority-owned					337,372	305,647
Affiliate investments(3):
iVerify. US Inc.(14)	Security Alarm	Senior Debt (8.0%, Due 4/06)		75	75	75
		Common Stock (20 shares)	12.0%		550	—
On Target Media, LLC	Publishing	Senior Debt (10.5%, Due 9/09)(18)		20,000	20,000	20,000
		Subordinated Debt (17.0%, Due 3/10)(18)		11,266	11,266	11,266
		Class A LLC Interest	6.8%		1,508	2,610
		Class B LLC Interest	16.9%		—	—
Sunshine Media Delaware, LLC(2)	Publishing	Senior Debt (13.7%, Due 12/07)		12,739	12,205	12,205
		Class A LLC Interest	12.8%		564	—
		Warrants to purchase Class B LLC interest (expire 1/31/11)	100.0%		—	—
Total Affiliate investments (represents 4.2% of total investments at fair value)					46,168	46,156

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
Non-affiliate investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt (13.1%, Due 12/12)(18)		$7,130	$7,130	$7,130
		Subordinated Debt (12.6%, Due 12/12)(18)		2,007	2,007	2,007
		Warrants to purchase Common Stock (expire 12/31/15)	10.0%		—	—
Amerifit Nutrition, Inc.(2)	Drugs	Senior Debt (13.9%, Due 3/10)(18)		6,623	6,623	6,623
Archway Broadcasting Group, LLC	Broadcasting	Senior Debt (11.0%, Due 12/08)(18)		4,900	4,900	4,900
Auto Europe, LLC	Equipment Leasing	Subordinated Debt (11.3%, Due 10/12)(18)		13,500	13,500	13,500
B & H Education, Inc.(2)	Education	Senior Debt (10.5%, Due 3/10)(18)		4,000	4,000	4,000
		Preferred Stock ( 5,384 shares)	4.1%		1,060	1,078
Badoud Enterprises, Inc.(2)	Newspaper	Senior Debt (9.7%, Due 9/11)		5,449	5,449	5,449
BLI Holdings, Inc.(2)	Drugs	Subordinated Debt (12.2%, Due 3/10)(18)		10,000	10,000	10,000
Builders First Source, Inc.	Building & Development	Senior Debt (6.2%, Due 8/11)(18)		889	889	894
Cambridge Information Group, Inc.(2)	Information Services	Senior Debt (8.7%, Due 6/07-6/11)(18)		26,825	26,825	26,825
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (11.1%, Due 12/11)(18)		2,377	2,377	2,270
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (6.6%, Due 7/10)(18)		1,778	1,778	1,797
Community Media Group, Inc.(2)	Newspaper	Senior Debt (8.9%, Due 9/10)(18)		22,365	22,365	22,365
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Debt (14.0%, Due 7/12)(18)		7,060	7,060	7,060
Country Road Communications LLC(2)	Communications	Subordinated Debt (11.6%, Due 7/13)(18)		13,000	13,000	13,000
Creative Loafing, Inc.(2)	Newspaper	Senior Debt (11.1%, Due 6/10)(18)		19,400	19,400	19,400
Crescent Publishing Company LLC(2)	Newspaper	Senior Debt (14.3%, Due 6/09-6/10)(18)		8,942	8,942	8,942
Cruz Bay Publishing, Inc.(2)	Publishing	Senior Debt (12.1%, Due 12/06)(18)		6,172	6,172	6,172
		Subordinated Debt (20.5%, Due 12/06)(18)		11,417	11,417	11,417
Dayton Parts Holdings, LLC(2)	Vehicle Parts & Supplies	Subordinated Debt (12.5%, Due 6/11) Preferred LLC Interest (16,371 units)	2.7%	16,000	16,000 602	16,000 602
		Class A LLC Interest (10,914 units)	4.4%		401	401
D&B Towers, LLC	Communications	Senior Debt (14.2%, Due 6/08)(18)		5,022	5,022	5,022
dick clark productions, inc.	Broadcasting	Common Stock (235,714 shares)	0.5%		210	111
		Warrants to purchase Common Stock (expire 7/25/11)	5.3%		858	1,085
The e-Media Club, LLC(6)	Investment Fund	LLC Interest	0.8%		89	37
EAS Group, Inc.	Communications Equipment	Subordinated Debt (16.0%, Due 4/11)(18)		10,227	10,227	10,227
Empower IT Holdings, Inc.(2)	Information Services	Senior Debt (11.0%, Due 5/12)		10,000	10,000	10,000
		Subordinated Debt (14.5%, Due 6/12)		5,067	5,067	5,067
Equibrand Holding Corporation(2)	Leisure Activities	Senior Debt (11.5%, Due 3/10-9/10)(18) Subordinated Debt (16.0%, Due 3/11)(18)		4,640 8,763	4,640 8,763	4,640 8,763
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (10.7%, Due 12/12)(18)		5,000	5,000	5,000

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
GoldenSource Holdings Inc.(2)(12)	Technology	Senior Debt (9.0%, Due 9/08) Warrants to purchase Common Stock (expire 10/31/08)	4.2%	$17,000	$17,000 —	$17,000 —
The Hillman Group, Inc.	Home Furnishings	Senior Debt (7.7%, Due 3/11)(18)		5,910	5,910	6,010
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (9.4%, Due 3/11)(18)		4,668	4,668	4,290
I-55 Internet Services, Inc.(6)	Communications	Senior Debt (17.5%, Due 12/06)		1,778	1,778	1,539
		Warrants to purchase Common Stock (expire 4/30/10)	20.0%		366	—
Images.com, Inc.	Information Services	Senior Debt (12.5%, Due 12/07)(18)		2,664	2,664	2,664
Information Today, Inc.(2)	Information Services	Senior Debt (11.0%, Due 9/08)(18)		6,915	6,915	6,915
Instant Web, Inc.	Direct Mail Advertiser	Senior Debt (7.8%, Due 2/11)(18)		4,962	4,962	5,037
Jenzabar, Inc.(2)	Technology	Senior Debt (12.5%, Due 4/09)(18)		12,000	12,000	12,000
		Subordinated Debt (18.0%, Due 4/09-4/12)(18)		7,467	7,467	7,467
		Senior Preferred Stock (5,000 shares)	100.0%		5,831	5,831
		Subordinated Preferred Stock (109,800 shares)	100.0%		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)	19.5%		422	7,630
The Joseph F. Biddle Publishing Company(2)	Newspaper	Senior Debt (7.4%, Due 12/11)(18)		7,225	7,225	7,225
Jupitermedia Corporation(10)	Information Services	Common Stock (148,373 shares)	0.4%		2,115	2,084
Managed Health Care Associates, Inc.	Drugs	Senior Debt (10.3%, Due 6/09-6/10)(18)		4,380	4,380	4,380
MD Beauty, Inc	Cosmetics	Subordinated Debt (11.3%, Due 2/13)(18)		9,000	9,000	9,079
MCI Holdings, LLC(2)	Management Consulting Service	Subordinated Debt (12.5%, Due 3/12) Class A LLC Interest (4,712,042 units)	5.2%	17,102	17,102 3,000	17,102 3,000
Metropolitan Telecommunications Holding Company(2)(17)	Communications	Senior Debt (11.6%, Due 6/10-9/10)(18) Subordinated Debt (15.5%, Due 12/10)(18)		22,000 10,929	22,000 10,929	22,000 10,929
		Warrants to purchase Common Stock (expire 9/30/13)	20.4%		1,843	3,897

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
Michael May	Security Alarm	Senior Debt (12.0%, Due 2/08)		$450	$450	$450
MicroCal Holdings, LLC(2)	Laboratory Instruments	Senior Debt (9.0%, Due 3/10-9/10)(18) Subordinated Debt (14.5%, Due 3/11)(18)		13,900 9,115	13,900 9,115	13,900 9,115
MicroDental Laboratories(2)	Healthcare	Senior Debt (9.8%, Due 5/11-11/11)(18)		11,767	11,767	11,767
		Subordinated Debt (15.0%, Due 5/12)(18)		6,113	6,113	6,113
Miles Media Holding, Inc.(2)	Publishing	Senior Debt (10.9%, Due 6/12)(18)		8,287	8,287	8,287
		Subordinated Debt (15.4%, Due 12/12)(18)		4,000	4,000	4,000
		Warrants to purchase Common Stock (expire 6/3/15)	19.5%		439	837
Monotype Imaging Holdings Corp.(2)	Technology	Senior Debt (8.8%, Due 11/09)(18)		4,850	4,850	4,850
MultiPlan, Inc.	Insurance	Senior Debt (7.0%, Due 3/09)(18)		3,194	3,194	3,234
Nalco Company	Ecological Services	Senior Debt (6.3%, Due 11/10)(18)		4,162	4,162	4,217
National Display Holdings, LLC(2)	Electronics	Senior Debt (9.7%, Due 12/10-12/11) Subordinated Debt (15.0%, Due 12/12)		20,087 13,000	20,087 13,000	20,087 13,000
		Class A LLC Interest (1,000,000 units)	3.7%		1,000	1,000
National Product Services, Inc.	Business Services	Subordinated Debt (14.0%, Due 6/07)(18)		10,225	10,225	10,225
New Century Companies, Inc.(6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/30/10)	0.4%		—	—
OMP, Inc.	Drugs	Senior Debt (8.3%, Due 1/10-1/11)(18)		7,714	7,714	7,714
PartMiner, Inc.(2)	Information Services	Senior Debt (15.0%, Due 6/09)(18)		5,240	5,240	5,240
Powercom Corporation(2)	Communications	Senior Debt (12.0%, Due 12/06)(18)		1,861	1,861	1,861
		Warrants to purchase Class A Common Stock (expire 6/30/14)	30.7%		286	341
Quantum Medical Holdings, LLC(2)	Laboratory Instruments	Senior Debt (9.3%, Due 12/10-5/11) Subordinated Debt (15.0%, Due 12/11) Preferred LLC Interest (1,000,000 units)	3.3%	17,535 10,502	17,535 10,502 1,001	17,535 10,502 1,001
R.R. Bowker, LLC(2)	Information Services	Senior Debt (11.4%, Due 12/08-12/09)(18)		16,650	16,650	16,650
Republic National Cabinet Corporation	Cabinet Maker	Senior Debt (9.2%, Due 6/09)(18) Subordinated Debt (13.1%, Due 6/09)(18)		3,578 5,000	3,578 5,000	3,578 5,000
Sagamore Hill Broadcasting, LLC(2)	Broadcasting	Senior Debt (11.9%, Due 11/09)(18)		12,400	12,400	12,400
SCI Holdings, Inc	Communication Services	Subordinated Debt (11.5%, Due 11/12)(18)		7,500	7,500	7,500
Sheridan Healthcare, Inc.	Healthcare	Senior Debt (7.5%, Due 11/10)(18)		2,850	2,850	2,895
Sterigenics International, Inc.	Healthcare	Senior Debt (7.5%, Due 6/11)(18)		4,925	4,925	4,993

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2005
				Principal	Cost	Fair Value
Stratford School Holdings,	Education	Senior Debt (9.5%, Due 6/11)(18)		$6,500	$6,500	$6,500
Inc.(2)		Subordinated Debt (14.0%, Due 12/11)(18)		6,651	6,651	6,651
		Preferred Stock (10,000 shares)	13.3%		1,059	1,059
		Warrants to purchase Common Stock (expire 5/31/15)	100.0%		67	192
Survey Sampling International, LLC	Research	Senior Debt (7.3%, Due 5/11)(18)		3,911	3,911	3,943
Switch & Data Holdings, Inc.	Business Services	Subordinated Debt (11.6%, Due 4/11)(18)		12,000	12,000	12,000
SXC Health Solutions, Inc.(2)	Technology	Senior Debt (9.0%, Due 12/10)(18)		13,260	13,260	13,260
		Common Stock (1,111,100 shares)	1.9%		1,235	2,630
Talk America Holdings, Inc.(6)	Communications	Warrants to purchase Common Stock (expire 8/17/06 - 3/31/07)	0.7%		25	330
Team Express, Inc.	Specialty Retail	Senior Debt (10.7%, Due 12/09-12/10)(18)		13,364	13,364	13,364
		Subordinated Debt (15.0%, Due 6/11)(18)		7,108	7,108	7,108
Teleguam Holdings, LLC	Communications	Subordinated Debt (11.4%, Due 10/12)		20,000	20,000	20,000
Tippmann Sports, LLC	Leisure Goods	Senior Debt (10.3%, Due 6/09)(18)		6,550	6,550	6,550
Total Sleep Holdings, Inc.(2)	Healthcare	Subordinated Debt (14.0%, Due 9/11)(18)		22,220	22,220	22,220
U. S. I. Holdings Corporation	Insurance	Senior Debt (6.7%, Due 8/08)(18)		2,970	2,970	2,982
VS&A-PBI Holding LLC(6)	Publishing	LLC Interest	0.8%		500	—
VOX Communications Group Holdings, LLC(2)	Broadcasting	Senior Debt (10.8%, Due 12/07-6/10)(18)		10,350	10,350	10,350
		Convertible Preferred Subordinated Notes (12.0%, Due 12/49 )	16.5%	1,062	1,062	1,062
Wicks Business Information, LLC	Publishing	Unsecured Notes (9.3%, Due 2/08)		215	215	215
Wiesner Publishing Company, LLC(2)	Publishing	Warrants to purchase membership interest in LLC (expire 6/30/12)	15.0%		406	1,723
Wire Rope Corporation of America, Inc.	Industrial Equipment	Senior Debt (11.9%, Due 6/11)(18)		6,000	6,000	6,180
WirelessLines II, Inc.	Communications	Senior Debt (8.0%, Due 4/07)		185	185	185
Total Non-affiliate investments (represents 68.0% of total investments at fair value)					733,717	745,757
Total Investments					1,117,257	1,097,560
Unearned income					(9,062)	(9,062)

Total Investments net of unearned income					$1,108,195	$1,088,498

Call options written (included in Other Liabilities in the Consolidated Balance Sheets)
Metropolitan Telecommunications Holding Company(17)	Communications	Call options written			$575	$575
Total Call options written					$575	$575

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
Control investments: Majority-owned(5):
Bridgecom Holdings, Inc.(2)(8)(9)	Communications	Senior Debt (11.7%, Due 8/05-8/07)(18) Preferred Stock (36,444 shares)	100.0%	$23,634	$23,634 40,923	$23,634 41,420
		Common Stock (947,880 shares)	100.0%		—	—
Cleartel Communications,	Communications	Senior Debt (11.3%, Due 7/05)		23,723	23,723	23,723
Inc.(2)(13)(15)		Subordinated Debt (11.3%, Due 7/05)		2,863	2,863	2,863
		Preferred Stock (120,000 shares)	100.0%		9,196	—
		Common Stock (9 shares)	100.0%		540	—
		Guaranty ($158)
Copperstate Technologies,	Security Alarm	Senior Debt (11.0%, Due 9/05)		1,060	1,060	1,060
Inc.		Class A Common Stock (20,000 shares)	93.0%		2,000	1,823
		Class B Common Stock (10 shares)	0.05%		—	—
		Warrants to purchase Class B Common Stock (expire 12/20/12)	97.3%		—	—
		Guaranty ($1,000)
Corporate Legal Times	Publishing	Senior Debt (17.0%, Due 12/04)(18)		7,006	4,625	4,625
L.L.C.		Subordinated Debt (18.0%, Due 12/04)		1,445	1,444	1,419
		LLC Interest	90.6%		313	—
Crystal Media Network,	Broadcasting	Senior Debt (9.2%, Due 5/06)		1,099	1,060	1,060
LLC(6)		LLC Interest	100.0%		6,132	4,802
Interactive Business	Security Alarm	Senior Debt (8.0%, Due 4/06)		75	75	75
Solutions, Inc.(14)		Common Stock (100 shares)	100.0%		2,750	432
Midwest Tower Partners, LLC(2)	Communications	Subordinated Debt (14.0%, Due 2/07)(18) Preferred LLC Interest	91.0%	16,143	16,143 1,770	16,143 1,770
		Common LLC Interest	79.2%		201	201
Superior Publishing	Newspaper	Senior Debt (7.5%, Due 12/06)(18)		20,759	20,759	20,759
Corporation(2)		Subordinated Debt (20.0%, Due 12/06)(18)		21,359	20,405	20,405
		Preferred Stock (7,999 shares)	100.0%		7,999	8,975
		Common Stock (100 shares)	100.0%		365	494
Telecomm South, LLC(6)	Communications	Senior Debt (12.0%, Due 7/05)		7,574	2,850	748
		LLC Interest	100.0%		11	—
UMAC, Inc.(6)	Publishing	Common Stock (100 shares)	100.0%		10,133	47
Working Mother Media,	Publishing	Senior Debt (6.0%, Due 12/05)		8,776	7,526	7,526
Inc.(6)		Class A Preferred Stock (11,497 shares)	99.2%		11,497	4,796
		Class B Preferred Stock (1 share)	100.0%		1	—
		Class C Preferred Stock (1 share)	100.0%		1	—
		Common Stock (510 shares)	51.0%		1	—
		Guaranty ($1,191)
Total Control investments: Majority-owned (represents 21.5% of total investments at fair value)					220,000	188,800

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
Control investments: Non-majority owned (4):
Creatas, L.L.C.(2)(10)	Information Services	Senior Debt (8.3%, Due 3/08)(18)		$19,331	$19,331	$19,331
		Investor Class LLC Interest	100.0%		1,273	23,411
		Guaranty ($501)
ETC Group, LLC	Publishing	Senior Debt (9.0%, Due 6/08)		1,200	1,200	1,200
		Series A LLC Interest	100.0%		650	—
		Series C LLC Interest	100.0%		100	—
Fawcette Technical Publications Holding(2)	Publishing	Senior Debt (12.6%, Due 12/06)(18)		12,594	12,545	12,545
		Subordinated Debt (12.6%, Due 12/06)		4,198	3,940	3,940
		Series A Preferred Stock (8,473 shares)	100.0%		2,569	—
		Common Stock (5,010,379 shares)	36.0%		—	—
National Systems Integration,	Security Alarm	Senior Debt (8.5%, Due 12/06)		910	910	—
Inc.(6)(7)		Class B-2 Preferred Stock (500,000 shares)	100.0%		4,409	—
		Common Stock (460,000 shares)	46.0%		—	—
Platinum Wireless, Inc.	Communications	Senior Debt (8.0%, Due 6/06)		777	777	777
		Common Stock (2,937 shares)	37.0%		4,640	4,168
		Option to purchase Common Stock (expire 12/31/13)	1.5%		272	84
Total Control investments: Non-majority-owned (represents 7.4% of total investments at fair value)					52,616	65,456
Total Control Investments: Majority-owned and Non-majority-owned					272,616	254,256
Affiliate investments(3):
All Island Media, Inc.	Newspaper	Senior Debt (13.5%, Due 9/08)(18)		6,800	6,800	6,800
		Common Stock (500 shares)	8.6%		500	500
Executive Enterprise Institute, LLC(6)	Business Services	LLC Interest	10.0%		301	111
On Target Media, LLC	Publishing	Senior Debt (8.6%, Due 9/09)(18)		20,000	20,000	20,000
		Subordinated Debt (15.1%, Due 3/10)		10,243	10,243	10,243
		Class A LLC Interest	6.8%		1,508	1,508
		Class B LLC Interest	16.9%		—	—
Sunshine Media Delaware, LLC(2)	Publishing	Senior Debt (12.0%, Due 12/07)(18)		12,857	12,563	8,563
		Class A LLC Interest	12.8%		564	—
		Warrants to purchase Class B LLC interest (expire 1/31/11)	100.0%		—	—
ViewTrust Technology, Inc.(6)	Technology	Common Stock (75 shares)	7.5%		1	3
Total Affiliate investments (represents 5.4% of total investments at fair value)					52,480	47,728

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
Non-affiliate investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt (9.8%, Due 6/11)(18)		$7,130	$7,130	$7,130
		Subordinated Debt (11.6%, Due 6/11)(18)		1,300	1,300	1,300
Ames True Temper, Inc.	Industrial Equipment	Senior Debt (5.4%, Due 6/11)(18)		995	995	1,008
Archway Broadcasting Group, LLC	Broadcasting	Senior Debt (9.1%, Due 12/08)		4,000	4,000	4,000
Auto Europe, LLC	Equipment Leasing	Senior Debt (11.3%, Due 12/07)(18)		5,819	5,819	5,819
Badoud Enterprises, Inc.(2)	Newspaper	Senior Debt (8.0%, Due 9/11)(18)		6,049	6,049	6,049
Boucher	Publishing	Senior Debt (7.9%, Due 6/07)(18)		1,000	1,000	1,000
Communications, Inc.(2)		Stock Appreciation Rights (expire 9/30/09)	5.0%		—	402
Builders First Source, Inc.	Building & Development	Senior Debt (5.4%, Due 2/10)(18)		4,963	4,963	5,018
		Subordinated Debt (10.9%, Due 2/10)		2,000	2,000	2,033
Cambridge Information Group, Inc.(2)	Information Services	Senior Debt (6.8%, Due 6/07-6/10)(18)		19,625	19,625	19,625
CCG Consulting, LLC	Business Services	Senior Debt (14.4%, Due 6/05)(18)		1,428	1,428	1,428
		Warrants to purchase Common Stock (expire 7/31/10)	19.9%		—	—
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (9.1%, Due 12/11)(18)		2,000	2,000	2,025
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (6.8%, Due 7/10)(18)		1,904	1,904	1,931
Community Media Group, Inc.(2)	Newspaper	Senior Debt (7.4%, Due 9/10)(18)		23,346	23,346	23,346
Creative Loafing, Inc.(2)	Newspaper	Senior Debt (9.1%, Due 6/10)(18)		19,500	19,500	19,500
Crescent Publishing Company LLC(2)	Newspaper	Senior Debt (11.2%, Due 3/09-6/10)(18)		10,478	10,478	10,478
Cruz Bay Publishing, Inc.(2)	Publishing	Senior Debt (9.1%, Due 12/06)		6,389	6,389	6,389
		Subordinated Debt (14.1%, Due 12/06)(18)		10,723	10,723	10,723
dick clark productions, inc.	Broadcasting	Subordinated Debt (18.3%, Due 7/08)(18)		17,854	17,854	17,854
		Warrants to purchase Common Stock (expire 7/25/11)	5.3%		858	721
		Common Stock (235,700 shares)	0.5%		210	111
The e-Media Club, LLC(6)	Investment Fund	LLC Interest	0.8%		88	37
FTI Technologies Holdings,	Technology	Senior Debt (6.6%, Due 9/08)(18)		17,000	17,000	17,000
Inc.(2)(12)		Warrants to purchase Common Stock (expire 10/31/08)	4.2%		—	—
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (9.5%, Due 12/12)		5,000	5,000	5,025

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
GCA Services Group, Inc.	Commercial Services	Subordinated Debt (10.0%, Due 11/09)(18)		$10,000	$10,000	$10,000
Graycom, LLC(6)	Communications	Warrants to purchase membership interest in LLC (expire 7/1/13)	27.8%		71	80
The Hillman Group, Inc.	Home Furnishings	Senior Debt (5.5%, Due 3/11)(18)		5,955	5,955	6,037
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (7.2%, Due 3/11)(18)		4,883	4,883	4,677
Hometown Telephone, LLC(6)	Communications	Warrants to purchase membership interest in LLC (expire 11/7/13)	27.8%		—	—
I-55 Internet Services, Inc.	Communications	Senior Debt (15.6%, Due 12/06)(18)		2,013	2,013	2,013
		Warrants to purchase Common Stock (expire 4/30/10)	20.0%		366	194
IDS Telcom LLC(13)	Communications	Senior Debt (12.6%, Due 6/06)		18,823	18,823	18,823
		Warrants to purchase membership interest in LLC (expire 7/1/13)	27.8%		2,693	2,801
Images.com, Inc.	Information Services	Senior Debt (14.6%, Due 12/07)		3,118	3,118	3,118
Information Today, Inc.(2)	Information Services	Senior Debt (12.0%, Due 9/08)(18)		8,792	8,792	8,792
International Media Group, Inc.	Broadcasting	Senior Debt (7.0%, Due 8/09)(18)		7,980	7,980	7,980
Jeffrey A. Stern(6)	Other	Senior Debt (0.0%, Due 4/06)		45	45	45
Jenzabar, Inc.(2)	Technology	Senior Debt (10.5%, Due 4/09)(18)		12,000	12,000	12,000
		Subordinated Debt (14.0%, Due 4/12)		7,172	7,172	7,172
		Senior Preferred Stock (5,000 shares)	100.0%		5,281	5,281
		Subordinated Preferred Stock (109,800 shares)	100.0%		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)	18.0%		422	1,124
The Joseph F. Biddle Publishing Company(2)	Newspaper	Senior Debt (5.9%, Due 12/11)(18)		8,705	8,705	8,705
Joseph C. Millstone	Communications	Senior Debt (8.6%, Due 7/05)		500	500	500
Knowledge Learning Corporation	Healthcare	Senior Debt (7.0%, Due 12/10)(18)		7,068	7,068	7,112
The Korea Times Los Angeles, Inc.	Newspaper	Senior Debt (7.1%, Due 5/05)(18)		9,747	9,747	9,747
LaGrange Acquisition LP	Oil and Gas	Senior Debt (5.4%, Due 1/08)(18)		5,000	5,000	5,091
Lakeland Finance, LLC	Leisure Activities	Senior Debt (6.4%, Due 9/09)(18) Subordinated Debt (9.2%, Due 9/10)		3,875 1,500	3,875 1,500	3,875 1,500
Le-Nature’s, Inc.	Beverage and Tobacco	Senior Debt (6.5%, Due 6/10)(18)		2,985	2,985	3,030
Maidenform, Inc.	Clothing/ Textiles	Senior Debt (5.4%, Due 5/10)(18) Subordinated Debt (10.2%, Due 5/11)(18)		4,887 1,808	4,887 1,808	4,973 1,853
Majesco Holdings Inc.(6)	Leisure Goods	Common Stock (3,641 shares)	0.02%		57	38

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
Managed Health Care Associates, Inc.	Drugs	Senior Debt (8.0%, Due 6/09-6/10)(18)		$5,811	$5,811	$5,811
Metropolitan Telecommunications	Communications	Senior Debt (10.5%, Due 10/06)(18)		13,925	13,925	13,925
Holding Company(2)		Subordinated Debt (10.5%, Due 10/06)(18)		12,328	12,328	12,328
		Preferred Stock (18,000 shares)	100.0%		2,019	2,075
		Warrants to purchase Common Stock (expire 9/30/13)	28.0%		2,805	5,258
MedAssets, Inc.	Healthcare	Senior Debt (7.3%, Due 3/07)(18)		4,073	4,073	4,129
		Subordinated Debt (12.6%, Due 3/08)(18)		2,500	2,500	2,550
The Meow Mix Company	Food Products	Senior Debt (6.9%, Due 10/09)(18)		3,760	3,760	3,736
Miles Media Holding, Inc.(2)	Publishing	Senior Debt (13.3%, Due 6/07)(18)		7,376	7,376	7,376
		Warrants to purchase Common Stock (expire 6/3/15)	12.1%		20	279
Minnesota Publishers, Inc.(2)	Newspaper	Senior Debt (4.9%, Due 12/09)(18)		14,250	14,250	14,250
Monotype Imaging Holdings Corp.	Technology	Senior Debt (5.8%, Due 11/09)		4,950	4,950	4,950
MultiPlan, Inc.	Insurance	Senior Debt (5.3%, Due 3/09)(18)		4,444	4,444	4,494
Nalco Company	Ecological Services	Senior Debt (4.3%, Due 11/10)(18)		4,162	4,162	4,219
New Century Companies, Inc.(6)	Industrial	Common Stock (160,000 shares)	2.3%		157	46
	Equipment	Warrants to purchase Common Stock (expire 6/30/10)	0.4%		—	—
New Vision Broadcasting, LLC(2)	Broadcasting	Senior Debt (9.8%, Due 9/09)(18)		16,033	16,033	16,033
New Wave Communications, LLC(2)	Cable	Senior Debt (11.5%, Due 9/10)(18)		11,406	11,406	11,406
nii communications, inc.(2)(15)	Communications	Senior Debt (13.0%, Due 1/05)(18)		7,749	7,749	7,749
		Common Stock (100,000 shares)	2.8%		400	214
		Warrants to purchase Common Stock (expire 4/30/06-4/30/11)	36.5%		1,218	2,349
PartMiner, Inc.(2)	Information Services	Senior Debt (13.1%, Due 6/09)(18)		6,055	6,055	6,055
Powercom Corporation(2)	Communications	Senior Debt (10.0%, Due 12/06)(18)		2,050	2,050	2,050
		Warrants to purchase Class A Common Stock (expire 6/30/14)	20.0%		278	104
Professional Paint Inc.	Chemicals/ Plastics	Senior Debt (5.7%, Due 9/10-9/11)(18)		3,456	3,456	3,504
R.R. Bowker LLC(2)	Information Services	Senior Debt (8.2%, Due 12/08-12/09)(18)		15,700	15,700	15,700
Refco Group Ltd., LLC	Financial Intermediaries	Senior Debt (5.2%, Due 8/11)(18)		4,988	4,988	5,036
Sagamore Hill Broadcasting, LLC(2)	Broadcasting	Senior Debt (9.9%, Due 11/09)(18)		12,000	12,000	12,000
Sheridan Healthcare, Inc.	Healthcare	Senior Debt (5.5%, Due 11/10)(18)		3,000	3,000	3,058
Solo Cup Company	Containers & Glass	Senior Debt (4.9%, Due 2/11)(18)		4,966	4,966	5,050

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Investment(11)	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
				Principal	Cost	Fair Value
Sterigenics International, Inc.	Healthcare	Senior Debt (4.9%, Due 6/11)(18)		$4,975	$4,975	$5,037
Stonebridge Press, Inc.(2)	Newspaper	Senior Debt (6.9%, Due 9/09)(18)		4,940	4,940	4,940
SXC Health Solutions, Inc.(2)	Technology	Senior Debt (11.0%, Due 12/10)(18)		13,600	13,600	13,600
		Common Stock (1,111,111 shares)	1.9%		1,235	1,288
Talk America Holdings, Inc.(6)	Communications	Common Stock (215,644 shares)	0.8%		499	1,428
		Warrants to purchase Common Stock (expire 8/17/06 - 3/31/07)	0.7%		25	229
Team Express, Inc.	Specialty Retail	Senior Debt (8.6%, Due 12/09-12/10)(18)		16,000	16,000	16,000
		Subordinated Debt (15.0%, Due 6/11)		7,015	7,015	7,015
Tippmann Sports, LLC	Leisure Goods	Senior Debt (8.3%, Due 6/09)(18)		8,083	8,083	8,083
United Industries Corporation	Farming & Agriculture	Senior Debt (4.7%, Due 4/11)(18)		2,981	2,981	3,032
U. S. I. Holdings Corporation	Insurance	Senior Debt (4.6%, Due 8/08)(18)		995	995	1,000
VS&A-PBI Holding LLC(6)	Publishing	LLC Interest	0.8%		500	—
Waddington North America, Inc.	Containers & Glass	Senior Debt (4.6%, Due 4/11)(18)		4,850	4,850	4,785
Wicks Business Information, LLC	Publishing	Unsecured Note (4.0%, Due 4/06)		200	200	200
Wiesner Publishing Company, LLC(2)	Publishing	Senior Debt (10.5%, Due 6/09-12/10)(18)		6,763	6,763	6,763
		Subordinated Debt (18.0%, Due 12/10)(18)		4,141	4,141	4,141
		Warrants to purchase membership interest in LLC (expire 6/30/12)	15.0%		406	209
WirelessLines II, Inc.	Communications	Senior Debt (8.0%, Due 4/07)		321	321	321
Witter Publishing Co., Inc.	Publishing	Senior Debt (12.1%, Due 12/07)		2,601	2,601	2,000
		Warrants to purchase Common Stock (expire 3/31/14)	20.0%		146	—
Wyoming Newspapers, Inc.(2)	Newspaper	Senior Debt (9.4%, Due 12/12)(18)		15,000	15,000	15,000
Total Non-affiliate investments (represents 65.7% of total investments at fair value)					573,658	578,416
Total Investments					898,754	880,400

Unearned income					(12,529)	(12,529)

Total Investments net of unearned income					$886,225	$867,871

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005 and 2004

(Dollars in thousands)

(1)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Non-income producing at the relevant period end.
(7)	In June 2004, National Systems Integration, Inc. (“NSI”) ceased operations and filed for protection under Chapter 7 of the United States Bankruptcy Code. During the third quarter of 2005, MCG wrote off its investment in NSI.
(8)	In December 2003, Telecomm North Corp., a wholly owned portfolio company, entered into an agreement to merge with another of the Company’s portfolio companies, Bridgecom Holdings, Inc. The merger was completed in March 2004 with Bridgecom Holdings, Inc. as the surviving corporation.
(9)	In January 2005, MCG IH II, Inc., the sole owner of one of the Company’s majority-owned controlled portfolio companies, Bridgecom Holdings, Inc. completed a merger with and into BV-BC Acquisition Corporation, a wholly-owned subsidiary of Broadview Networks, Inc. The Company’s economic ownership in the new merged entity dropped below 50 percent; however, the Company retained greater than 50% of the voting control of the merged entity. Accordingly, our investment will continue to be reflected as a majority-owned control portfolio company.
(10)	In March 2005, one of the Company’s non majority-owned controlled portfolio companies, Creatas, L.L.C., was acquired by a subsidiary of Jupitermedia Corporation, a publicly held corporation. The consideration paid by such subsidiary was a combination of cash and Jupitermedia Corporation common stock.
(11)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(12)	In February 2005, FTI Technologies Holdings, Inc. changed its name to GoldenSource Holdings, Inc.
(13)	In April 2005, one of the Company’s majority owned controlled companies, Cleartel Communications, Inc. completed a merger with one of the Company’s non-affiliate portfolio companies IDS Telcom LLC.
(14)	In June 2005, Interactive Business Solutions, Inc. changed its name to iVerify US Inc.
(15)	In September 2005, one of the Company’s majority-owned controlled portfolio companies, Cleartel Communications, Inc. completed a merger with one of the Company’s non-affiliate portfolio companies, nii communications, inc.
(16)	In October 2005, we acquired certain assets of Witter Publishing Co., Inc. in satisfaction of debt and transferred those assets to a wholly owned portfolio company, West Coast WirelessLines LLC.
(17)	In June 2005, MCG granted Metropolitan Telecommunication Holding Company an option to repurchase all of the warrants to purchase their common stock currently held by MCG at a specified price. This option expires on March 31, 2006.
(18)	Some or all of this security has been pledged as collateral in one or more of our credit facilities. See Note C to the Consolidated Financial Statements.

See notes to consolidated financial statements

MCG Capital Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note A—Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company”) is a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. The Company is a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”).

The accompanying financial statements reflect the consolidated accounts of MCG, including Kagan Research, LLC, Solutions Capital I, LP, Solutions Capital GP, LLC, and MCG’s special purpose financing subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, MCG Finance V, LLC, MCG Finance VI, LLC, and MCG Finance VII, LLC, with all significant intercompany balances eliminated. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest. Effective January 1, 2006 Kagan Research, LLC is no longer one of the Company’s consolidated subsidiaries and is considered one of MCG’s portfolio companies. See Note M for further discussion.

Taxable subsidiaries

The Company currently qualifies as a regulated investment company (a “RIC”) for federal income tax purposes, which allows it to avoid paying corporate income taxes on any income or gains that it distributes to its shareholders. The Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of the Company’s portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated with the Company for GAAP purposes, such that the Company’s consolidated financial statements reflect its investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the Company’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the Company. To the extent that such income did not consist of investment income, it could jeopardize the ability of the Company to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. Where the LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, their income is taxed to the Taxable Subsidiaries and does not flow through to the Company, thereby helping the Company preserve its RIC status and the resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, if any, is reflected in the Company’s Consolidated Statement of Operations.

Use of estimates

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Summary of Significant Accounting Policies

Income recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if MCG otherwise does not expect the customer to be able to service its debt and other obligations, MCG will, as a general matter, place the loan on non-accrual status and generally cease recognizing interest income on that loan until all principal and interest has been paid to date. However, MCG may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

Paid-in-Kind Interest

MCG includes in income certain amounts that it has not yet received in cash, such as contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. MCG will cease accruing PIK if it does not expect the customer to be able to pay all principal and interest due. In certain cases, a customer makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a customer’s loan can increase while the total outstanding amount of the loan to that customer may stay the same or decrease. PIK loans represented $13,512 or 1.2% of MCG’s portfolio of investments as of December 31, 2005 and $17,298 or 2.0% of MCG’s portfolio of investments as of December 31, 2004.

PIK related activity for the years ended December 31, 2005 and 2004 was as follows:

	Year Ended December 31,
	2005	2004
Beginning PIK loan balance	$17,298	$27,280
PIK interest earned during the period	12,743	10,453
Change in interest receivable on PIK loans	(39)	7
Principal payments on PIK loans	(10,337)	(12,520)
PIK loans converted to other securities	(5,724)	(7,842)
Realized loss	(429)	(80)

Ending PIK loan balance	$13,512	$17,298

Dividends

Certain of the Company’s equity investments have stated accruing dividend rates. The Company accrues dividends on its equity investments as they are earned to the extent there is sufficient value to support the ultimate payment of those dividends.

	Year Ended December 31,
	2005	2004
Beginning accrued dividend balance	$5,365	$385
Dividend income earned during the period	12,468	5,305
Payment of previously accrued dividends	—	(325)
Accrued dividends converted to other securities	(5,443)	—

Ending accrued dividend balance	$12,390	$5,365

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Loan Origination Fees

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. MCG records the financial instruments received at fair value as determined by MCG’s board of directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to MCG’s ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through MCG’s statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. MCG had $9,062 and $12,529 of unearned fees as of December 31, 2005 and December 31, 2004, respectively. MCG recognized $9,551 and $8,690 of loan fees in income during 2005 and 2004, respectively.

Other Fees

In certain investment transactions, MCG may perform consulting or advisory services. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

In connection with providing capital to MCG’s portfolio companies, MCG often provides structuring and other advisory services concurrently with funding. In November 2002, the Emerging Issues Task Force (the “EITF”) reached a consensus on Issue 00-21, “Revenue Arrangements with Multiple Deliverables.” The guidance in this issue was effective for revenue arrangements entered into after June 30, 2003. The EITF requires that deliverables be divided into separate units of accounting when the individual deliverables have value to the customer on a stand-alone basis, when there is objective and reliable evidence of the fair value of the undelivered elements, and if the arrangement includes a general right to return the delivered element, delivery or performance of the undelivered element is considered probable. The relative fair value of each unit should be determined and the total consideration of the arrangement should be allocated amongst the individual units based on their relative fair values. MCG’s accounting policy with respect to revenue recognition for services performed in connection with capital funding activities was consistent with the EITF consensus, therefore, adoption of this EITF consensus did not have an impact on the Company’s statement of operations or financial condition.

Valuation of Investments

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in MCG’s portfolio, the Company values substantially all of its investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2005, approximately 88% of MCG’s total assets represented investments of which approximately 94% are carried at fair value, as determined in good faith by the board of directors, and approximately 6% are carried at market value, based on readily ascertainable public market quotes at December 31, 2005. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of MCG’s investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, MCG is not permitted to provide a general reserve for anticipated loan losses. Instead, MCG must determine the fair value of each individual investment on a quarterly basis and record unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, MCG will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, MCG’s investment has also appreciated in value.

As a business development company, MCG invests primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable MCG to protect its investment and maximize its returns. MCG generally includes many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, MCG’s loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. MCG’s investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that MCG makes and the nature of its business, MCG’s valuation process requires an analysis of various factors. MCG’s fair value methodology includes the examination of, among other things, the underlying portfolio company performance, financial condition and market changing events that impact valuation.

Each debt and equity investment is valued using industry valuation benchmarks, and, where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment and/or MCG’s minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate MCG’s private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Securitization Transactions

Periodically, MCG transfers pools of loans to bankruptcy remote, special purpose entities for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of MCG’s overall funding, with the total face amount of the outstanding loans which have been transferred to securitization facilities totaling $596,853 and $536,503 at December 31, 2005 and December 31, 2004, respectively. Transfers of loans have not met the requirements of SFAS No. 140 for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

Cash and cash equivalents

Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts, highly liquid investments with original maturities of 90 days or less, and interest bearing deposits collateralized by marketable debt securities.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Cash, securitization accounts

Cash, securitization accounts includes amounts held in designated bank accounts representing payments received on securitized loans or other reserved amounts associated with the Company’s securitization facilities. The Company is required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements.

Cash, restricted

Cash, restricted includes cash that was received in exchange for the sale of an asset that is currently held in escrow.

Investments

Loans include advances to customers. Unearned income is amortized over the term of the related loan using the effective interest method for amortizing term loans and the straight-line method for revolving loans, which approximates the effective interest method. In general, MCG’s commercial loans are collateralized by all of the tangible and intangible property of its borrowers. Investments in equity securities represent MCG’s ownership of warrants and other equity interests purchased or received as part of loan arrangements. All debt and equity investments are carried at fair value with any adjustments recorded in the statement of operations, combined with adjustments in the fair value of investments in loans, as investment gains (losses)—unrealized.

Debt issuance costs

Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. Total debt issuance costs, net of accumulated amortization, of $4,424 and $6,692 at December 31, 2005 and 2004, respectively, are included in other assets in the consolidated balance sheets. These costs are amortized into the consolidated statement of operations as interest expense ratably over the contractual term of the borrowing using the effective interest method.

Stock-based compensation

The Company accounts for stock-based compensation under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations. For restricted common stock issued to employees for whom no performance based criteria apply, compensation expense equal to the value of the shares at the later of the grant date or the date at which all return-based forfeiture provisions lapsed or were removed, is recorded over the term of the forfeiture provisions. See Note I for further discussion of the Company’s employee stock plans.

Income taxes

Through December 31, 2001 MCG was taxed under Subchapter C of the Internal Revenue Code. MCG elected to be a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code with the filing of its federal corporate income tax return for 2002, which election was effective as of January 1, 2002. Provided that MCG continues to qualify as a RIC, its income generally will not be subject to Federal taxation to the extent such income is distributed to stockholders. The Company will be subject to U.S. federal income taxes on pre-January 1, 2012 sales of investments for which the fair value was in excess of MCG’s tax basis as of

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

January 1, 2002, which approximated $2,788. Prior to conversion to a business development company, deferred tax assets and liabilities were determined based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities (i.e., temporary differences) and were measured at the enacted rates that will be in effect when these differences reverse.

Deferred tax liabilities of $377 at December 31, 2005 represent taxes on built-in gains on equity investments and are included in other liabilities in the consolidated financial statements.

Earnings per share

Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period and the dilutive impact of restricted stock for which forfeiture provisions have not lapsed.

Goodwill

As of December 31, 2005 and December 31, 2004, the balance of goodwill was $6,224, and is included in other assets on the Consolidated Balance Sheets. In accordance with FAS 142, the Company has tested its intangible assets with indefinite lives for impairment and determined that there were no impairments as of those dates.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123R), which replaces SFAS No. 123 and supersedes APB Opinion No. 25. SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. SFAS No. 123 is effective beginning with the first interim period of the fiscal year beginning after June 15, 2005. MCG will adopt SFAS No. 123R effective January 1, 2006. MCG is currently evaluating the requirements of SFAS No. 123R and expect that adoption of SFAS No. 123R will not have a material impact on the Company’s consolidated financial position and consolidated results of operations. See stock-based compensation plans in Note I.

Note B—Investments

At December 31, 2005 and 2004, investments consisted of the following:

	2005		2004
	Cost	Fair Value	Cost	Fair Value
Commercial loans	$939,086	$934,036	$767,282	$760,489
Investments in equity securities	178,171	163,524	131,472	119,911

Total investments	1,117,257	1,097,560	898,754	880,400
Unearned income	(9,062)	(9,062)	(12,529)	(12,529)

Total investments net of unearned income	$1,108,195	$1,088,498	$886,225	$867,871

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The Company’s debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 6% to 20%, a portion of which may be deferred. At December 31, 2005, approximately 71% of loans in the portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 29% were at fixed rates. In addition, approximately 39% of the loan portfolio has floors of between 1.25% and 3.0% on the LIBOR base index. The Company’s loans generally have stated maturities at origination that range from 2 to 8 years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

The composition of MCG’s investments as of December 31, 2005 and 2004, at cost, was as follows, excluding unearned income:

	2005		2004
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Senior Debt	$544,449	48.7%	$626,703	69.7%
Subordinated Debt
Secured	333,080	29.8	140,379	15.6
Unsecured	61,557	5.5	200	—
Equity	178,171	16.0	131,472	14.7

Total	$1,117,257	100.0%	$898,754	100.0%

The composition of MCG’s investments as of December 31, 2005 and 2004, at fair value, was as follows, excluding unearned income:

	2005		2004
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Debt	$542,981	49.5%	$619,757	70.4%
Subordinated Debt
Secured	329,498	30.0	140,532	16.0
Unsecured	61,557	5.6	200	—
Equity	163,524	14.9	119,911	13.6

Total	$1,097,560	100.0%	$880,400	100.0%

Set forth below are tables showing the composition of MCG’s portfolio by industry (excluding unearned income) at cost and fair value as of December 31, 2005 and 2004:

	December 31, 2005		December 31, 2004
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Communications	$293,159	26.2%	$206,829	23.0%
Newspaper	112,646	10.1	168,844	18.8
Publishing	86,308	7.7	109,939	12.2
Information Services	75,475	6.8	73,893	8.2
Healthcare	89,533	8.0	21,616	2.4
Broadcasting	70,134	6.3	85,964	9.6
Technology	58,894	5.3	62,758	7.0
Laboratory Equipment/Instruments	52,052	4.6	—	—

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

	December 31, 2005		December 31, 2004
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Electronics	34,087	3.1	—	—
Other Media	32,773	2.9	31,750	3.5
Drugs	28,717	2.6	5,811	0.7
Business Services	22,225	2.0	1,428	0.2
Specialty Retail	20,472	1.8	23,015	2.6
Education	19,337	1.7	—	—
Auto Parts	17,003	1.5	—	—
Car Rental	13,500	1.2	5,819	0.7
Leisure Activities	13,403	1.2	5,375	0.6
Cosmetics	11,377	1.0	2,000	0.2
Home Furnishings	10,578	0.9	10,838	1.2
Commercial Services	—	—	10,000	1.1
Containers & Glass	—	—	9,816	1.1
Other(a)	55,584	5.1	63,059	6.9

Total	$1,117,257	100.0%	$898,754	100.0%

(a)	No individual industry within this category exceeds 1% of the total portfolio.

	December 31, 2005		December 31, 2004
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Communications	$282,225	25.7%	$191,363	21.7%
Newspaper	112,826	10.3	169,948	19.3
Healthcare	91,040	8.4	21,886	2.5
Information Services	75,444	6.9	96,030	10.9
Technology	66,103	6.0	63,515	7.2
Publishing	72,280	6.6	84,144	9.6
Broadcasting	65,228	5.9	84,397	9.6
Laboratory Equipment/Instruments	52,052	4.7	—	—
Electronics	34,087	3.1	—	—
Other Media	33,876	3.1	31,750	3.6
Drugs	28,717	2.6	5,811	0.7
Business Services	22,225	2.1	1,428	0.2
Specialty Retail	20,472	1.9	23,015	2.6
Education	19,479	1.8	—	—
Auto Parts	17,003	1.5	—	—
Car Rental	13,500	1.2	5,819	0.7
Leisure Activities	13,403	1.2	5,375	0.6
Cosmetics	11,349	1.0	2,025	0.2
Home Furnishings	10,300	0.9	10,714	1.2
Commercial Services	—	—	10,000	1.1
Containers & Glass	—	—	9,865	1.1
Other(a)	55,951	5.1	63,315	7.2

Total	$1,097,560	100.0%	$880,400	100.0%

(a)	No individual industry within this category exceeds 1% of the total portfolio.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

At December 31, 2005 and 2004 there were $16,771 and $2,045, respectively, of loans greater than 60 days past due. At December 31, 2005 and 2004, there were $12,740 and $16,003, respectively, of loans on non-accrual status.

Note C—Borrowings

The following is a summary of the borrowings for the years ended December 31, 2005, and 2004:

	December 31, 2005		December 31, 2004
(dollars in thousands)	Facility amount	Amount outstanding	Facility amount	Amount outstanding
Unsecured Notes	$50,000	$50,000	$—	$—
Commercial Loan Trust 2005-2	250,000	159,181	—	—
Commercial Loan Funding Trust Facility	250,000	160,000	150,000	—
Term Securitizations
Series 2004-1 Class A-1 Asset Backed Bonds	81,138	81,138	250,500	250,500
Series 2004-1 Class A-2 Asset Backed Bonds	31,500	31,500	31,500	31,500
Series 2004-1 Class B Asset Backed Bonds	43,500	43,500	43,500	43,500
Series 2004-1 Class C Asset Backed Bonds	15,800	15,800	—	—
Series 2001-1 Class A Asset Backed Bonds	—	—	81,500	81,500
Series 2001-1 Class B Asset Backed Bonds	—	—	35,400	35,400

Senior Secured Credit Facility	—	—	25,000	25,000

Revolving Unsecured Credit Facility	50,000	—	—	—

	$771,938	$541,119	$617,400	$467,400

The weighted average borrowings for the year ended December 31, 2005 and 2004 were $439,075 and $340,674, respectively. The weighted average interest rate on all of the Company’s borrowings, including amortization of deferred debt issuance costs and commitment fees, for the year ended December 31, 2005 and 2004 was 5.26% and 3.08%, respectively. For the above borrowings, the fair value of the borrowings approximates cost.

All of the Company’s debt facilities, except the Senior Secured Credit Facility, Revolving Unsecured Credit Facility, and the Unsecured Notes, are funded through the Company’s bankruptcy remote, special purpose, wholly owned subsidiaries, therefore their assets may not be available to the Company’s creditors. In some cases, advances under the Company’s debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans the Company may leverage as collateral.

The Company borrows directly as well as indirectly through credit facilities maintained by its subsidiaries. The material terms of these facilities are outlined below.

Unsecured Notes.    On October 11, 2005, the Company issued $50,000 of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2005-2.    On June 9, 2005, the Company established, through MCG Commercial Loan Trust 2005-2, a $250,000 warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

facility allows MCG Commercial Loan Trust 2005-2 to borrow up to $250,000 subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred to the trust by the Company. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be secured by senior secured commercial loans. Advances under the facility bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on September 30, 2006 and may be extended under certain circumstances. As of December 31, 2005, the Company had $159,181 outstanding under the credit facility.

Commercial Loan Trust 2005-1.    On April 21, 2005, the Company established, through MCG Commercial Loan Trust 2005-1, a $100,000 warehouse credit facility with an affiliate of UBS AG. The warehouse credit facility allows MCG Commercial Loan Trust 2005-1 to borrow up to $100,000 subject to certain covenants, concentration limits and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-1, including commercial loans transferred by the Company to the trust, and the lender had partial recourse to MCG Capital. Advances under the facility bore interest based on LIBOR plus 0.50%, and interest was payable monthly. The facility was terminated on November 30, 2005.

Commercial Loan Funding Trust Facility.    On November 10, 2004, the Company established, through MCG Commercial Loan Funding Trust, a $150,000 warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans transferred by the Company to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Through July 29, 2005, advances under the facility bore interest based on a commercial paper rate plus 1.15%.

On July 29, 2005, the Company amended the Commercial Loan Funding Trust Facility. Pursuant to this amendment, the total facility amount was increased from $150,000 to $250,000 and the interest rate was changed from commercial paper rate plus 1.15% to commercial paper rate plus 0.95%. The concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 25% to 35%, and other minor modifications were made. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. In connection with this amendment, the facility was renewed until July 28, 2006. As of December 31, 2005, the Company had $160,000 outstanding under the credit facility.

Term Securitization 2004-1.    On September 30, 2004, the Company established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397,700 of loans. The facility is secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled $228,047 and $406,044 as of December 31, 2005 and December 31, 2004, respectively. This facility is scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes. The Class A-1, Class A-2, Class B and Class C Notes are scheduled to be repaid as the Company receives principal collections on the underlying collateral.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The 2004-1 Trust issued $250,500 of Class A-1 Notes rated Aaa/AAA, $31,500 of Class A-2 Notes rated Aa1/AAA, $43,500 of Class B Notes rated A2/A and $15,800 of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, the Company sold the Class C securities, which had previously been retained by MCG. As of December 31, 2005, a total of $171,938 of these notes were outstanding. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bear interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

Senior Secured Credit Facility.    On September 10, 2004, the Company entered into a $25,000 senior secured revolving credit facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). In February 2005, the aggregate available loan amount under this facility was increased to $50,000. All new advances under the credit facility were at the discretion of the lender, had a maturity of one year from the date of the advance, and bore interest at LIBOR plus 2.00% or the prime rate plus 0.50%. The credit facility was secured by a first priority security interest in our tangible and intangible assets subject to certain excluded collateral and certain permitted other liens. The credit facility contained customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity and a negative pledge. The credit facility also contained customary events of default with customary cure and notice, including, without limitation, nonpayment misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. In September 2005, this facility was amended and is now the Company’s Revolving Unsecured Credit Facility.

Revolving Unsecured Credit Facility.    On September 20, 2005, the Company amended its Senior Secured Credit Facility with HVB. Pursuant to this amendment, the credit facility is no longer secured by the Company’s assets and the facility is committed up to $50,000 on a revolving basis. In addition, this Revolving Unsecured Credit Facility allows for additional lenders with HVB acting as the agent. Advances under this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, and minimum cash net investment income. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. The credit facility is scheduled to mature on September 19, 2006 and is subject to annual renewal at the discretion of the agent. As of December 31, 2005, the Company had no amounts outstanding under the credit facility.

Warehouse Credit Facility.    On January 29, 2004, the Company’s wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200,000 secured warehouse credit facility with an affiliate of UBS AG. The Company used the warehouse credit facility to fund its origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, which the Company securitized using an affiliate of the lender as the exclusive structurer and placement agent. Advances under the credit facility bore interest at LIBOR plus 0.50%. The warehouse credit facility operated much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. On September 30, 2004, the Company paid off the warehouse credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility.

Term Securitization 2001-1.    On December 27, 2001, the Company established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes. The facility was secured by

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

all of the Trust’s commercial loans and cash in securitization accounts, which totaled $0 as of December 31, 2005 and $209,881 as of December 31, 2004. This facility was scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes were scheduled to be repaid as the Company receives principal collections on the underlying collateral.

The 2001-1 Trust issued $229,860 million of Class A Notes rated AAA/Aaa/AAA, and $35,363 of Class B Notes rated A/A2/A as rated by Standard & Poor’s, Moody’s and Fitch, respectively. This facility was terminated on December 15, 2005. As of December 31, 2005, there were no borrowings outstanding under this facility. As of December 31, 2004, $81,537 of Class A Series 2001-1 Notes and $35,363 of Class B Series 2001-1 Notes were outstanding. The Class A Series 2001-1 Notes bore interest of LIBOR plus 0.60% and the Class B Series 2001-1 Notes bore interest of LIBOR plus 1.75%, and interest is payable quarterly on both.

Borrowing repayments based on the contractual principal collections of the loans which comprise the collateral would be:

2006	$362,435
2007	52,437
2008	22,853
2009	37,567
2010 and thereafter	65,827

Total	$541,119

Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

Borrowings outstanding, by interest rate benchmark, as of December 31, 2005 and December 31, 2004 were as follows:

	2005	2004
90-day LIBOR	$331,119	$467,400
Commercial Paper Rate	160,000	—
Fixed Rate	50,000	—

	$541,119	$467,400

Note D—Capital Stock

MCG has one class of common stock and one class of preferred stock authorized. The Company’s board of directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof subject to the 1940 Act.

In 2005, MCG raised $117,015 of net proceeds by selling 8,029,500 shares of newly issued common stock. In 2004, MCG raised $100,034 of net proceeds by selling 6,622,155 shares of newly issued common stock.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The following table summarizes MCG’s distributions declared since January 1, 2004:

Date Declared	Record Date	Payment Date	Amount
February 16, 2006	March 16, 2006	April 27, 2006	$0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27,2005	May 26, 2005	July 28,2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42
October 29, 2004	November 19, 2004	January 27, 2005	0.42
July 28, 2004	August 20, 2004	October 28, 2004	0.42
April 22, 2004	May 7, 2004	July 29, 2004	0.42
March 25, 2004	April 6, 2004	April 29, 2004	0.42

A return of capital for federal income tax purposes, which MCG calls a tax return of capital, of $0.22 per share and $0.53 per share occurred with respect to the fiscal years ended December 31, 2005 and 2004, respectively. Each year a statement on Form 1099-DIV identifying the source of the dividend (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to MCG’s stockholders. To the extent MCG’s taxable earnings fall below the total amount of MCG’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to MCG’s stockholders.

Note E—Employee Benefit Plans

MCG sponsors a contributory savings plan (“The Plan”). The Plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first day of the calendar quarter following an employee’s date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. Expenses related to the Plan were $265, $692, and $468 for the years ended December 31, 2005, 2004, and 2003, respectively.

MCG has created a deferred compensation plan for key executives that allows eligible employees to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG’s internal cost of funds rate, as defined by the plan. Expenses related to the Plan were $56, $35, and $26 for the years ended December 31, 2005, 2004, and 2003, respectively.

Note F—Income Taxes

Through December 31, 2001 the Company was taxed under Subchapter C of the Internal Revenue Code. Effective January 1, 2002 the Company elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company’s taxable income therefore generally will not be subject to Federal taxation to the extent such taxable income is distributed to stockholders and the Company annually meets certain qualification and minimum distribution requirements.

Deferred income taxes subsequent to conversion to a business development company reflect taxes on built-in gains on equity investments, which amounted to $377, $989, and $1,049 at December 31, 2005, 2004, and 2003, respectively.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The tax cost basis of the Company’s investments as of December 31, 2005, 2004 and 2003 approximates the book cost basis. In addition, the components of stockholders’ equity on a tax basis are not materially different from components of stockholders’ equity on a book basis for the years ended December 31, 2005, 2004 and 2003.

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, capital gains, or a combination thereof. Distributions paid per common share for the years ended December 31, 2005, 2004 and 2003 were taxable as follows:

	2005		2004		2003
Dividends declared during the year	$1.68		$1.68		$1.65
Dividends declared in 2002 but treated as taxable in 2003 as required by the Internal Revenue Code	—		—		0.18
Dividends declared in 2003 but treated as taxable in 2004 as required by the Internal Revenue Code	—		0.42		(0.42)
Dividends declared in 2004 but treated as taxable in 2005 as required by the Internal Revenue Code	0.42		(0.42)		—
Dividends declared in 2005 but treated as taxable in 2006 as required by the Internal Revenue Code	(0.42)		—		—

Dividends paid for tax purposes	$1.68		$1.68		$1.41

Ordinary income (a)	1.31	78.0%	1.09	64.6%	1.03	72.8%
Capital gains (a)	0.15	9.0	0.06	3.7	0.13	9.5
Return of capital (b)	0.22	13.0	0.53	31.7	0.25	17.7

Total reported on tax Form 1099-DIV (c)	$1.68	100.0%	$1.68	100.0%	$1.41	100.0%

(a)	For 2005, 2004 and 2003, ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.
(c)	Of the $0.42 per share paid on January 30, 2003, $0.18 per share is taxable in 2003 while the remaining $0.24 per share was taxable in 2002, as required by the Internal Revenue Code. The difference between taxable dividends paid and actual dividends paid in 2003 is due to the fact that distributions for 2002 included both the distribution of our taxable earnings and profits as required for companies who convert from subchapter C corporations to subchapter M corporations, as well as the distribution of our taxable income for 2002.

Distributions to stockholders in 2005, on a tax basis, were $61,582 of ordinary income, $7,136 of capital gain, and $10,221 of return of capital.

Note G—Commitments and Contingencies

MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The balance of unused commitments to extend credit was $37,330 and $29,444 at December 31, 2005 and 2004, respectively. The estimated fair value of these commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $187 and $147 at December 31, 2005 and 2004, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

From time to time, the Company provides guarantees or standby letters of credit on behalf of its portfolio companies. As of December 31, 2005 and 2004, the Company had guarantees and standby letters of credit of approximately $10,226 and $2,850, respectively.

Certain premises are leased under agreements which expire at various dates through 2013. Total rent expense amounted to $1,758, $1,725, and $1,414 during the years ended December 31, 2005, 2004, and 2003, respectively.

Future minimum rental commitments as of December 31, 2005 for all non-cancelable operating leases with initial or remaining terms of one year or more were as follows:

2006	$1,725
2007	1,754
2008	1,794
2009	1,806
2010 and thereafter	5,257

Total	$12,336

The Company is also a party to certain legal proceedings incidental to the normal course of its business including the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

Note H—Concentrations of Credit Risk

The Company’s largest investments vary from year to year as new investments are made and investments pay off or are sold. The Company’s operating income from its investments can also vary from year to year. At December 31, 2005 and 2004, MCG’s ten largest customers represented approximately 40.3% and 39.2%, respectively, of the total fair value of its investments, and approximately 35.1% and 36.3%, respectively, of its operating income during 2005 and 2004. At December 31, 2005, the Company had two investments, Broadview Networks Holdings, Inc., or Broadview, and Cleartel Communications, Inc., or Cleartel, that represented 5% or more of the fair value of its investment portfolio. Broadview represented approximately 8.7% of the fair value of its investments at December 31, 2005 and approximately 14.6% of its operating income during 2005. Cleartel

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

represented approximately 7.2% of the fair value of MCG’s investments at December 31, 2005, and approximately 3.1% of MCG’s operating income during 2005. In 2005, in accordance with its strategy to consolidate UNE-P CLECs, Cleartel acquired two former MCG portfolio companies, IDS Telcom, LLC and nii communications, inc.

At December 31, 2004 the Company had two investments, Bridgecom Holdings, Inc., or Bridgecom, and Superior Publishing Corporation, that represented 5% or more of the fair value of its investment portfolio. Bridgecom represented approximately 7.4% of the fair value of its investments at December 31, 2004, and approximately 13.3% of its operating income during 2004. In January 2005, Bridgecom merged with Broadview Networks Holding, Inc. Superior represented approximately 5.8% of the fair value of MCG’s investments at December 31, 2004, and approximately 5.6% of MCG’s operating income during 2004.

Note I—Employee Stock Plans

In 2001, MCG terminated its stock option plan and the option grants made thereunder. In connection with the termination of its stock option plan, MCG issued 1,539,851 shares of restricted stock. The shares of restricted stock had various time and performance based forfeiture provisions, which were scheduled to lapse as follows:

•	With respect to 303,660 of the shares, restrictions lapsed quarterly as to one-eleventh of the shares granted, from January 1, 2002 through September 30, 2004;

•	With respect to 468,750 of the shares, restrictions lapsed quarterly as to one-fifteenth of the shares granted, from January 1, 2002 through September 30, 2005;

•	With respect to 25,970 of the shares, restrictions lapsed on September 30, 2005;

•	With respect to 674,030 of the shares, restrictions lapsed on September 30, 2005, provided certain total return shareholders criteria were achieved; and

•	With respect to 67,441 of the shares, restrictions lapsed on December 4, 2001.

Subsequent to the date of grant, modifications were made to the portion of the 674,030 shares belonging to certain executive officers of MCG.

During the first quarter of 2004, as part of MCG’s review of executive compensation, MCG’s compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions that were applicable to restricted stock of certain of MCG’s executive officers through their respective amended and restated restricted stock agreements. As a result, we recorded additional paid-in-capital and unearned compensation—restricted stock of $11,570 and $(11,570), respectively, and we also recorded long-term incentive compensation expense of $5,770 for 2004. The remainder of the compensation expense related to these shares will be amortized over the remaining service period, which ends January 1, 2008.

With respect to the 1,539,851 shares of restricted common stock issued to employees and directors in 2001, the following table sets forth the shares subject to forfeiture provisions, shares for which forfeiture provisions have lapsed and shares that have been forfeited:

	2005	2004	2003
Shares subject to forfeiture provisions	205,776	510,114	970,145
Shares not subject to forfeiture provisions	1,286,673	984,219	528,804
Shares forfeited	47,402	45,518	40,902

	1,539,851	1,539,851	1,539,851

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Certain executive officers and employees issued partially non-recourse notes to MCG with an aggregate face value of $5,763 during 2001. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

For the restricted common stock for which no return-based criteria apply, compensation expense, equal to the value of the shares at the grant date, is being recorded over the term of the forfeiture provisions. In addition, dividends on all shares that serve as collateral for the notes described above will be recorded as compensation expense until such time as the loans are repaid or the shares are released as collateral. For the years ended December 31, 2005, 2004, and 2003, MCG recognized $6,523, $11,683, and $6,347, respectively, in compensation expense for restricted stock and dividends, including those shares granted to directors.

If compensation expense had been determined consistent with the method in SFAS No. 123, on a pro forma basis, MCG’s net income would have been unchanged for the years ended December 31, 2005, 2004 and 2003. Basic earnings per share would have been unchanged at $1.42 for the year ended December 31, 2005, $1.16 for the year ended December 31, 2004, and $1.28 for the year ended December 31, 2003. Diluted earnings per share would have been unchanged at $1.42 for the year ended December 31, 2005, $1.15 for the year ended December 31, 2004, and $1.28 for the year ended December 31, 2003.

Note J—Earnings (Loss) Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2005, 2004, and 2003:

	Year Ended December 31,
(in thousands, except per share amounts)	2005	2004	2003
Basic
Net income	$68,193	$47,647	$41,975
Weighted average common shares outstanding	48,109	41,244	32,715
Earnings per common share-basic	$1.42	$1.16	$1.28
Diluted
Net income	$68,193	$47,647	$41,975
Weighted average common shares outstanding	48,109	41,244	32,715
Dilutive effect of stock options and restricted stock on which forfeiture provisions have not lapsed	22	54	24

Weighted average common shares and common stock equivalents	48,131	41,298	32,739
Earnings per common share-diluted	$1.42	$1.15	$1.28

For purposes of calculating earnings per common share, unvested restricted common stock whose forfeiture provisions are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. Unvested restricted common stock whose forfeiture provisions are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note K—Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended with the quarter ended December 31, 2005. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2005
(in thousands, except per share amounts)	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$28,115	$30,158	$28,374	$32,898
Net operating income before investment gains and losses	14,491	16,430	12,887	16,707
Net income	13,058	19,880	16,695	18,560
Earnings per common share—basic and diluted	$0.29	$0.42	$0.34	$0.37

	2004
(in thousands, except per share amounts)	Qtr 1(a)	Qtr 2	Qtr 3	Qtr 4
Operating income	$22,205	$22,784	$24,837	$23,291
Net operating income before investment gains and losses	9,841	12,474	13,896	8,879
Net income	2,097	17,643	8,803	19,104
Earnings per common share—basic and diluted	$0.06	$0.44	$0.21	$0.43

(a)	The results for the first quarter of 2004 were impacted by the expense associated with modifications made to forfeiture restrictions on certain shares of restricted stock previously granted to employees. See Note I to the Consolidated Financial Statements.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note L—Financial Highlights

Following is a schedule of financial highlights for the years ended December 31, 2005, 2004, 2003 and 2002:

	Year Ended December 31,
	2005	2004	2003	2002
Per Share Data:
Net asset value at beginning of period(a)	$12.22	$11.98	$11.56	$12.46
Net operating income before investment gains and losses(b)	1.26	1.10	1.45	1.57
Net realized gains (losses) on investments(b)	0.19	(0.20)	(0.60)	(0.34)
Net change in unrealized (depreciation) appreciation on investments(b)	(0.03)	0.26	0.43	(1.12)

Net income	1.42	1.16	1.28	0.11
Distributions from net investment income	(1.27)	(1.15)	(1.40)	(1.76)
Distributions from capital gains	(0.19)	—	—	—
Return of capital distributions	(0.22)	(0.53)	(0.25)	—
Antidilutive effect of stock offering on distributions	0.16	0.10	0.23	0.08
Antidilutive effect of distributions recorded as compensation expense(b)	0.04	0.06	0.06	0.09

Net decrease in stockholders’ equity resulting from distributions	(1.48)	(1.52)	(1.36)	(1.59)
Net increase in stockholders’ equity resulting from reduction in employee loans	0.02	0.01	0.01	0.03
Issuance of shares	2.35	3.13	3.06	4.29
Dilutive effect of share issuances and unvested restricted stock	(2.14)	(2.77)	(2.68)	(3.88)
Net increase in shareholders’ equity from restricted stock amortization(b)	0.09	0.23	0.11	0.14

Net increase in stockholders’ equity relating to share issuances	0.32	0.60	0.50	0.58

Net asset value at end of period(a)	$12.48	$12.22	$11.98	$11.56

Per share market value at end of period	$14.59	$17.13	$19.59	$10.77
Total return	(5.02)%	(3.98)%	97.21%	(27.13)%
Shares outstanding at end of period	53,372	45,342	38,732	31,259
Ratio/Supplemental Data:
Net assets at end of period	$666,087	$554,213	$463,950	$361,250
Ratio of operating expenses to average net assets	9.94%	9.43%	8.31%	8.56%
Ratio of net operating income to average net assets	10.19%	8.85%	11.95%	11.91%

(a)	Based on total shares outstanding.
(b)	Based on average shares outstanding.

Note M—Subsequent Events

Effective January 1, 2006, MCG deconsolidated its investment in Kagan Research LLC and will therefore account for this investment as a portfolio company. Prior to January 1, 2006, Kagan was accounted for as a consolidated subsidiary. As of January 1, 2006, Kagan no longer qualifies to be a consolidated subsidiary. MCG currently does not expect the deconsolidation of Kagan to have a material impact on our financial position or results of operations.

MCG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Year Ended December 31, 2005
Portfolio Company (in thousands)	Investment (1)	Amount of Interest or Dividends Credited to Income (5)	As of December 31, 2004 Fair Value	Gross Additions (2)	Gross Reductions (3)	As of December 31, 2005 Fair Value
Control Investments
Broadview Networks Holdings, Inc. (6)	Debt	$4,483	$—	$42,993		$42,993
	Series A Preferred Stock	10,538	—	52,137		52,137
	Common Stock
Cleartel Communications, Inc. (6)	Debt	3,331	26,586	11,620		38,206
	Preferred Stock			40,684		40,684
Copperstate Technologies, Inc.	Debt	134	1,060	212		1,272
	Class A Common Stock		1,823		$(877)	946
	Common Stock		—			—
Crystal Media Network, LLC	Debt (4)		1,060		(113)	947
	LLC Interest		4,802		(3,705)	1,097
ETC Group, LLC	Debt	89	1,200	57	(1,257)	—
	Series A LLC Interest		—	503	(380)	123
	Series C LLC Interest		—			—
Fawcette Technical Publications Holding	Debt	1,621	16,485		(2,803)	13,682
	Series A Preferred Stock		—			—
	Common Stock		—			—
Helicon Cable Holdings, LLC	Debt	155	—	15,822		15,822
	Preferred LLC Interest	65	—	8,316		8,316
Midwest Tower Partners, LLC	Debt	2,413	16,143	670		16,813
	Preferred LLC Interest	351	1,770	351		2,121
	Common LLC Interest		201	1,131		1,332
Platinum Wireless, Inc.	Debt	48	777		(388)	389
	Common Stock		4,168	337		4,505
	Option to purchase		84	14		98
Superior Publishing Corporation	Debt	4,675	41,164	750	(1,014)	40,900
	Preferred Stock		8,975		(430)	8,545
	Common Stock		494		(494)	—
Telecomm South, LLC	Debt (4)		748	620	(268)	1,100
	LLC Interest		—	1	(1)	—
West Coast WirelessLines LLC	LLC Interest		—	851		851
Working Mother Media, Inc.	Debt (4)		7,526	1,050		8,576
	Class A Preferred Stock		4,796	1,000	(1,604)	4,192
	Class B Preferred Stock
	Class C Preferred Stock
	Common Stock
Income from Control Investments
disposed of during the year		2,858

Total Control Investments		$30,761				$305,647

Affiliate Investments
iVerify. US Inc.	Debt	$5	$—	$75		$75
	Common Stock		—			—
On Target Media, LLC	Debt	3,668	30,243	1,023		31,266
	Class A LLC Interest		1,508	1,102		2,610
	Class B LLC Interest		—			—
Sunshine Media Delaware, LLC	Debt	1,307	8,563	4,152	$(510)	12,205
	Class A LLC Interest		—			—
Income from Affiliate Investments
disposed of during the year		765

Total Affiliate Investments		$5,745				$46,156

This schedule should be read in conjunction with the Company’s Consolidated Financial Statements, including the Consolidated Statement of Investments and Note B to the Consolidated Financial Statements.

(1) Common stock, warrants, options, and equity interests are generally non-income producing and restricted. In some cases, preferred stock may also be non-income producing. The principal amount for debt and the number of shares of common stock and preferred stock is shown in the Consolidated Schedule of Investments as of December 31, 2005.

(2) Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, the amortization of discounts and fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3) Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(4) Debt is on non-accrual status at December 31, 2005, and is therefore considered non-income producing.

(5) Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control investment (more than 25% owned) or an affiliate investment (5% to 25% owned), respectively.

(6) The gross additions related to these portfolio companies during 2005 were primarily related to merger and acquisition activity. The additions include both cash additions and the exchange of existing securities for new securities.

** Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share data)

	June 30, 2006	December 31, 2005
	(unaudited)
Assets
Cash and cash equivalents	$33,785	$45,626
Cash, securitization accounts	74,342	82,107
Cash, restricted	663	1,977
Investments at fair value
Non-affiliate investments (cost of $665,451 and $733,717, respectively)	683,392	745,757
Affiliate investments (cost of $34,722 and $46,168, respectively)	34,943	46,156
Control investments (cost of $391,659 and $337,372, respectively)	369,259	305,647

Total investments (cost of $1,091,832 and $1,117,257, respectively)	1,087,594	1,097,560
Unearned income on commercial loans	(7,667)	(9,062)

Total investments net of unearned income	1,079,927	1,088,498
Interest receivable	7,729	10,602
Other assets	16,578	15,677

Total assets	$1,213,024	$1,244,487

Liabilities
Borrowings (maturing within one year of $138,769 and $362,435, respectively)	$497,618	$541,119
Interest payable	5,367	5,904
Dividends payable	22,419	20,967
Other liabilities	12,231	10,410

Total liabilities	537,635	578,400

Stockholders’ equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 200,000 shares on June 30, 2006 and December 31, 2005, 53,378 issued and outstanding on June 30, 2006 and 53,372 issued and outstanding on December 31, 2005	534	534
Paid-in capital	756,314	758,433
Distributions in excess of earnings:
Paid-in capital	(39,219)	(39,219)
Other	(36,889)	(26,784)
Net unrealized depreciation on investments	(4,238)	(19,697)
Stockholder loans	(1,113)	(3,624)
Unearned compensation—restricted stock	—	(3,556)

Total stockholders’ equity	675,389	666,087

Total liabilities and stockholders’ equity	$1,213,024	$1,244,487

Net asset value per common share at period end	$12.65	$12.48

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Operations (unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Operating income
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$22,162	$18,551	$45,218	$32,785
Affiliate investments (5% to 25% owned)	939	1,447	1,961	2,824
Control investments (more than 25% owned)	10,330	6,850	18,734	15,832

Total interest and dividend income	33,431	26,848	65,913	51,441
Advisory fees and other income
Non-affiliate investments (less than 5% owned)	1,348	2,947	4,560	6,184
Affiliate investments (5% to 25% owned)	—	—	1,126	—
Control investments (more than 25% owned)	491	363	1,308	648

Total advisory fees and other income	1,839	3,310	6,994	6,832

Total operating income	35,270	30,158	72,907	58,273

Operating expenses
Interest expense	8,695	4,953	17,607	9,637
Employee compensation:
Salaries and benefits	4,626	4,479	9,576	9,235
Long-term incentive compensation	1,110	1,644	2,232	3,326

Total employee compensation	5,736	6,123	11,808	12,561
General and administrative expense	1,954	2,652	3,843	5,154

Total operating expenses	16,385	13,728	33,258	27,352

Net operating income before investment gains and losses and provision for income taxes on investment gains	18,885	16,430	39,649	30,921

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	8	5,699	693	5,800
Affiliate investments (5% to 25% owned)	—	—	9	(190)
Control investments (more than 25% owned)	4	(31)	(2,906)	18,346

Total net realized gains (losses) on investments	12	5,668	(2,204)	23,956
Net unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	(651)	229	5,901	1,184
Affiliate investments (5% to 25% owned)	339	1,458	232	2,188
Control investments (more than 25% owned)	7,917	(3,905)	9,326	(25,311)

Total net unrealized appreciation (depreciation) on investments	7,605	(2,218)	15,459	(21,939)

Net investment gains before income taxes on investment gains	7,617	3,450	13,255	2,017
Provision for income taxes on investment gains	(3,592)	—	(3,592)	—

Net investment gains net of tax	4,025	3,450	9,663	2,017

Net income	$22,910	$19,880	$49,312	$32,938

Earnings per common share basic and diluted	$0.43	$0.42	$0.93	$0.71
Cash dividends declared per common share	$0.42	$0.42	$0.84	$0.84
Weighted average common shares outstanding	53,230	47,143	53,214	46,131
Weighted average common shares outstanding and dilutive common stock equivalents	53,230	47,185	53,214	46,172

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Changes in Net Assets (unaudited)

(in thousands, except per share data)

	Six Months Ended June 30,
	2006	2005
Operations:
Net operating income	$39,649	$30,921
Net realized (loss) gain on investments	(2,204)	23,956
Net unrealized appreciation (depreciation) of investments	15,459	(21,939)
Provision for income taxes on investment gains	(3,592)	—

Net increase in net assets resulting from operations	49,312	32,938

Shareholder distributions:
Distributions from net investment income	(43,958)	(37,857)

Net decrease in net assets resulting from shareholder distributions	(43,958)	(37,857)

Capital share transactions:
Issuance of common stock	—	69,159
Issuance of common stock under dividend reinvestment plan	82	59
Repayments of stockholder loans	2,511	5
Amortization of restricted stock awards	1,355	2,256

Net increase in net assets resulting from capital share transactions	3,948	71,479

Total increase in net assets	9,302	66,560
Net assets at beginning of period	666,087	554,213

Net assets at end of period	$675,389	$620,773

Net asset value per common share	$12.65	$12.45

Common shares outstanding at end of period	53,378	49,845

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Cash Flows (unaudited)

(in thousands)

	Six Months Ended June 30,
	2006	2005
Operating activities
Net income	$49,312	$32,938
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	160	429
Amortization of restricted stock awards	1,355	2,256
Amortization of deferred debt issuance costs	2,237	1,306
Net realized losses (gains) on investments	2,204	(23,956)
Net unrealized (appreciation) depreciation on investments	(15,459)	21,939
Decrease in cash—securitization accounts from interest collections	5,262	4,876
Decrease (increase) in interest receivable	2,813	(675)
Increase in accrued payment-in-kind interest and dividends	(11,444)	(8,311)
Decrease in unearned income	(1,606)	(1,479)
Decrease in other assets	1,321	1,176
(Decrease) increase in interest payable	(537)	299
Increase (decrease) in other liabilities	4,105	(2)

Net cash provided by operating activities	39,723	30,796

Investing activities
Originations, draws and advances on loans	(161,688)	(188,905)
Principal payments on loans	217,105	146,594
Purchase of equity investments	(20,416)	(17,521)
Proceeds from sales of equity investments	2,596	21,257
Purchase of premises, equipment and software	(297)	(124)

Net cash provided by (used in) investing activities	37,300	(38,699)

Financing activities
Net (payments on) proceeds from borrowings	(13,802)	21,019
Increase in cash—securitization accounts for paydown of principal on debt	(27,196)	(36,546)
Payment of financing costs	(7,074)	(175)
Dividends paid	(43,385)	(38,090)
Issuance of common stock, net of costs	82	69,218
Repayment of stockholder loans	2,511	5

Net cash (used in) provided by financing activities	(88,864)	15,431

(Decrease) increase in cash and cash equivalents	(11,841)	7,528
Cash and cash equivalents at beginning of period	45,626	82,732

Cash and cash equivalents at end of period	$33,785	$90,260

Supplemental disclosures
Interest paid	$15,907	$8,032
Income taxes paid	137	—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

June 30, 2006

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)		Principal	Cost	Fair Value
Control investments: Majority-owned (5):
Broadview Networks	Communications-	Subordinated Debt (12.0%, Due 12/09)			$45,626	$45,626	$45,626
Holdings, Inc. (2) (7)	CLEC	Series A Preferred Stock (87,254 shares) Common Stock (2,181,437 shares) Guaranty ($3,500)	47.9 33.1	% %		58,093 —	58,093 —
Chesapeake Tower Holdings, LLC	Communications- Other	Senior Debt (9.2%, Due 5/10) Preferred LLC Interest Common LLC Interest	100.0 80.0	% %	400	400 3,139 —	400 3,139 —
Cleartel Communications,	Communications-	Subordinated Debt (10.6%, Due 6/09)			44,163	44,163	44,163
Inc. (2)	-CLEC	Preferred Stock (57,859 shares) Common Stock (9 shares) Guaranty ($7,313)	99.1 0.005	% %		50,613 540	40,685 —
Crystal Media Network, LLC (2) (6)	Broadcasting	Senior Debt (12.2%, Due 5/06) LLC Interest	100.0%		1,099	882 6,132	882 1,020
Helicon Cable	Broadcasting	Senior Debt (10.2%, Due 12/12) (12)			10,683	10,683	10,683
Holdings, LLC (2)		Subordinated Debt (14.3%, Due 6/13) (12)			6,237	6,237	6,237
		Preferred LLC Interest (82,500 units) Standby Letter of Credit ($300)	73.3%			8,733	8,733
JupiterKagan, Inc. (2) (11)	Information	Senior Debt (12.5%, Due 3/10)			3,789	3,789	3,789
	Services	Series A Preferred Stock (100,000 shares) Common Stock (100,000 shares) Guaranty ($1,482)	100.0 100.0	% %		10,000 —	10,000 —
Midwest Tower	Communications-	Senior Debt (11.0%, Due on demand)			8,881	8,881	8,881
Partners, LLC (2)	Other	Subordinated Debt (14.1%, Due 2/07) (12) Preferred LLC Interest Common LLC Interest	91.0 79.2	% %	17,125	17,125 2,273 201	17,125 2,273 8,745
RadioPharmacy Investors, LLC (2)	Healthcare	Senior Debt ( 9.6%, Due 12/10) (12) Subordinated Debt (15.0%, Due 12/11)			7,000 9,118	7,000 9,118	7,000 9,118
		Preferred LLC Interest (70,000 units)	98.6%			7,239	7,239
Superior Publishing Corporation (2)	Newspaper	Subordinated Debt (20.0%, Due 10/10) (12) Preferred Stock (7,999 shares) Common Stock (100 shares)	100.0 100.0	% %	21,177	19,022 7,999 365	19,022 9,111 —
West Coast WirelessLines LLC (6)	Publishing	LLC Interest	100.0%			996	791
Working Mother	Publishing	Senior Debt (8.5%, Due 6/06)			11,379	9,076	9,076
Media, Inc. (6)		Class A Preferred Stock (12,497 shares) Class B Preferred Stock (1 share) Class C Preferred Stock (1 share) Common Stock (510 shares) Guaranty ($655)	99.2 100.0 100.0 51.0	% % % %		12,497 1 1 1	4,541 — — —
Total Control investments: Majority-owned (represents 31.0% of total investments at fair value)						350,825	336,372

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

June 30, 2006

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)		Principal		Cost	Fair Value
Control investments: Non-majority owned (4):
ETC Group, LLC (6)	Publishing	Series A LLC Interest Series C LLC Interest	100.0 100.0	% %	$		$145 100	$	— —
Fawcette Technical Publications Holding (2) (6)	Publishing	Senior Debt (16.5%, Due 12/06) Subordinated Debt (16.4%, Due 12/06) Series A Preferred Stock (8,473 shares) Common Stock (5,010,379 shares)	100.0 36.0	% %		13,474 5,407	12,579 4,656 2,569 —		11,947 — — —
National Product Services, Inc. (2)	Business Services	Senior Debt (15.1%, Due 6/09) Subordinated Debt (16.0%, Due 6/09) Common Stock (995,428 shares)	31.5%			11,586 10,690	5,498 10,225 —		11,587 4,821 —
Platinum Wireless, Inc.	Communications-	Senior Debt (8.0%, Due 6/06)				150	150		150
	Other	Common Stock (2,937 shares) Option to purchase Common Stock (expire 12/31/13)	37.0 1.5	% %			4,640 272		4,293 89
Total Control investments: Non-majority-owned (represents 3.0% of total investments at fair value)							40,834		32,887
Total Control Investments: (represents 34.0% of total investments at fair value)							391,659		369,259

Affiliate investments (3):
iVerify. US Inc. (6)	Communications- Other	Preferred Stock (54 shares) Common Stock (20 shares)	16.2 11.6	% %			578 550		350 —
NYL Brands Holdings, Inc. (2)	Clothing & Accessories	Senior Debt ( 8.6%, Due 10/10) Subordinated Debt (13.0%, Due 2/11) (12)				7,600 10,000	7,600 10,000		7,600 10,000
		Class A Common Stock (1,500 shares) Warrants to purchase Common Stock (expire 2/3/16)	18.7 6.6	% %			1,500 331		1,500 331
On Target Media, LLC (6)	Publishing	Class A LLC Interest Class B LLC Interest	6.8 5.7	% %			1,508 —		1,748 1,197
Sunshine Media Delaware, LLC (2)	Publishing	Senior Debt (14.4%, Due 12/08) Class A LLC Interest Warrants to purchase Class B LLC interest (expire 1/31/11)	12.8 100.0	% %		13,404	12,091 564 —		12,091 126 —
Total Affiliate investments (represents 3.2% of total investments at fair value)							34,722		34,943

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

June 30, 2006

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)		Principal	Cost	Fair Value
Non-affiliate investments (less than 5% owned):
Allen's TV Cable Service, Inc.	Broadcasting	Senior Debt (13.9%, Due 12/12) (12) Subordinated Debt (13.0%, Due 12/12) (12) Warrants to purchase Common Stock (expire 12/31/15)	10.0%		$7,414 2,032	$7,414 2,032 —	$7,414 2,032 —
Amerifit Nutrition, Inc. (2)	Drugs	Senior Debt (11.6%, Due 3/10) (12)			6,465	6,465	6,465
Archway Broadcasting Group, LLC	Broadcasting	Senior Debt (11.9%, Due 12/08) (12)			7,400	7,400	7,400
Auto Europe, LLC	Car Rental	Subordinated Debt (12.4%, Due 10/12) (12)			13,500	13,500	13,500
B & H Education, Inc. (2)	Education	Senior Debt (11.5%, Due 3/10) (12) Preferred Stock ( 5,384 shares)	4.1%		4,000	4,000 1,120	4,000 1,251
Badoud Enterprises, Inc. (2)	Newspaper	Senior Debt (10.6%, Due 9/11) (12)			5,149	5,149	5,149
BLI Holdings, Inc. (2)	Drugs	Subordinated Debt (13.1%, Due 3/10) (12)			10,000	10,000	10,000
Builders First Source, Inc.	Building & Development	Senior Debt (7.5%, Due 8/11) (12)			889	889	877
Cambridge Information Group, Inc. (2)	Information Services	Subordinated Debt (12.7%, Due 11/11)			10,000	10,000	10,000
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (13.2%, Due 12/11) (12)			4,755	4,755	4,755
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (7.5%, Due 7/10) (12)			839	839	844
Communicom Broadcasting, LLC (2)	Broadcasting	Senior Debt (11.8%, Due 2/11) (12)			8,027	8,027	8,027
Community Media Group, Inc. (2)	Newspaper	Senior Debt (9.7%, Due 9/10) (12)			20,883	20,883	20,883
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Debt (14.0%, Due 7/12) (12)			7,135	7,135	7,135
Country Road Communications LLC (2)	Communications- Other	Subordinated Debt (12.6%, Due 7/13) (12)			13,000	13,000	13,000
Creative Loafing, Inc. (2)	Newspaper	Senior Debt (12.1%, Due 6/10) (12)			19,000	19,000	19,000
Crescent Publishing Company LLC (2)	Newspaper	Senior Debt (15.3%, Due 6/09-6/10) (12)			9,026	9,026	9,026
CWP/RMK Acquisition Corp	Home Furnishings	Senior Debt (9.0%, Due 6/11) Subordinated Debt (13.5%, Due 12/12) Common Stock (500 Shares)	3.8%		6,750 11,750	6,750 11,750 500	6,750 11,750 500
Dayton Parts Holdings, LLC (2)	Auto Parts	Subordinated Debt (12.5%, Due 6/11) (12) Preferred LLC Interest (16,371 units) Class A LLC Interest (10,914 units)	2.7 2.7	% %	16,000	16,000 632 417	16,000 632 454
D&B Towers, LLC	Communications- Other	Senior Debt (15.1%, Due 6/08) (12)			5,319	5,319	5,319
dick clark productions, inc. (6)	Broadcasting	Common Stock (235,714 shares) Warrants to purchase Common Stock (expire 7/25/11)	0.5 5.3	% %		210 858	155 1,516

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

June 30, 2006

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)		Principal		Cost	Fair Value
The e-Media Club, LLC (6)	Investment Fund	LLC Interest	0.8%		$		$88	$34
EAS Group, Inc.	Technology	Subordinated Debt (16.0%, Due 4/11) (12)				10,853	10,853	10,853
Empower IT Holdings, Inc. (2)	Information Services	Senior Debt (11.8%, Due 5/12) (12) Subordinated Debt (14.5%, Due 6/12) (12)				8,209 5,057	8,209 5,057	8,209 5,057
Equibrand Holding Corporation (2)	Leisure Activities	Senior Debt (12.5%, Due 3/10-9/10) (12) Subordinated Debt (16.0%, Due 3/11) (12)				4,640 8,939	4,640 8,939	4,640 8,939
Flexsol Packaging Corp.	Chemicals/ Plastics	Subordinated Debt (11.7%, Due 12/12) (12)				5,000	5,000	5,000
GoldenSource Holdings Inc. (2)	Technology	Senior Debt (10.0%, Due 9/08) Warrants to purchase Common Stock (expire 10/31/08)	4.2%			17,000	17,000 —	17,000 —
The Hillman Group, Inc.	Home Furnishings	Senior Debt (8.4%, Due 3/11) (12)				5,865	5,865	5,891
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (10.4%, Due 3/11) (12)				4,551	4,551	4,027
Images.com, Inc.	Information Services	Senior Debt (15.5%, Due 12/07) (12)				2,540	2,540	2,540
Instant Web, Inc.	Direct Mail Advertiser	Senior Debt (8.8%, Due 2/11) (12)				4,938	4,938	4,965
Jenzabar, Inc. (2)	Technology	Preferred Stock (5,000 shares) Subordinated Preferred Stock (109,800 shares) Warrants to purchase Common Stock (expire 4/30/16)	100.0 100.0 19.5	% % %			6,106 1,098 422	6,106 1,098 8,210
The Joseph F. Biddle Publishing Company (2)	Newspaper	Senior Debt (8.4%, Due 12/11) (12)				7,850	7,850	7,850
Jupitermedia Corporation (6)	Information Services	Common Stock (148,373 shares)	0.4%				2,114	1,929
MD Beauty, Inc.	Cosmetics	Subordinated Debt (12.4%, Due 2/13) (12)				9,000	9,000	9,090
MCI Holdings, LLC (2)	Healthcare	Subordinated Debt (12.5%, Due 3/12) (12) Class A LLC Interest (4,712,042 units)	5.2%			17,314	17,314 3,000	17,314 3,312
Metropolitan Telecommunications Holding Company (2) (9)	Communications- CLEC	Senior Debt (12.6%, Due 6/10-9/10) (12) Subordinated Debt (16.5%, Due 12/10) (12) Warrants to purchase Common Stock (expire 9/30/13)	20.4%			21,575 10,929	21,575 10,929 1,843	21,575 10,929 5,225
MicroCal Holdings, LLC (2)	Laboratory Instruments	Senior Debt (10.0%, Due 3/10-9/10) (12) Subordinated Debt (14.5%, Due 3/11) (12)				13,400 9,115	13,400 9,115	13,400 9,115

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

June 30, 2006

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)	Principal	Cost	Fair Value
MicroDental Laboratories (2)	Healthcare	Senior Debt (10.6%, Due 5/11-11/11) (12) Subordinated Debt (15.0%, Due 5/12) (12)		$11,535 6,202	$11,535 6,202	$11,535 6,202
Miles Media Holding, Inc. (2)	Publishing	Senior Debt (10.7%, Due 6/12) (12) Subordinated Debt (16.2%, Due 12/12) (12) Warrants to purchase Common Stock (expire 6/3/15)	19.5%	8,075 4,000	8,075 4,000 439	8,075 4,000 1,241
Monotype Imaging Holdings Corp. (2)	Technology	Senior Debt (8.1%, Due 11/09) (12)		4,469	4,469	4,469
National Display Holdings, LLC (2)	Electronics	Senior Debt (11.2%, Due 12/11) (12) Subordinated Debt (15.0%, Due 12/12) (12) Class A LLC Interest (1,000,000 units)	3.7%	10,000 13,753	10,000 13,753 1,000	10,000 13,753 1,000
New Century Companies, Inc. (6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/30/10)	0.3%		—	—
OMP, Inc.	Drugs	Senior Debt (9.2%, Due 1/10-1/11) (12)		7,327	7,327	7,327
OnCure Medical Corp. (2)	Healthcare	Subordinated Debt (13.5%, Due 8/12) (12)		20,114	20,114	20,114
PartMiner, Inc. (2)	Information Services	Senior Debt (15.0%, Due 6/09) (12)		4,316	4,316	4,316
Powercom Corporation (2)	Communications-CLEC	Senior Debt (7.7%, Due 12/06) Warrants to purchase Class A Common Stock (expire 6/30/14)	22.7%	1,798	1,798 286	1,798 307
Quantum Medical Holdings, LLC (2)	Laboratory Instruments	Senior Debt (11.5%, Due 5/11) (12) Subordinated Debt (15.0%, Due 12/11) Preferred LLC Interest (1,000,000 units)	6.3%	9,000 10,580	9,000 10,580 1,050	9,000 10,580 1,050
Republic National Cabinet Corporation	Home Furnishings	Senior Debt (10.2%, Due 12/08) (12) Subordinated Debt (14.0%, Due 6/09) (12)		3,356 5,000	3,356 5,000	3,356 5,000
Restaurant Technologies, Inc.	Food Services	Subordinated Debt (16.0%, Due 2/12) (12) Series A Preferred Stock (7,813 Shares)	0.3%	14,408	14,408 250	14,408 250
Sagamore Hill Broadcasting, LLC (2)	Broadcasting	Senior Debt (10.5%, Due 11/09) (12)		12,000	12,000	12,000
SCI Holdings, Inc.	Communication Services	Subordinated Debt (12.3%, Due 11/12) (12)		7,500	7,500	7,500
Sterigenics International, Inc.	Healthcare	Senior Debt (8.3%, Due 6/11) (12)		4,900	4,900	4,912

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

June 30, 2006

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)		Principal	Cost	Fair Value
Stratford School Holdings, Inc. (2)	Education	Senior Debt (10.7%, Due 7/11-9/11) (12) Subordinated Debt (14.0%, Due 12/11)			$18,500 6,785	$18,500 6,785	$18,500 6,785
		Preferred Stock (10,000 shares) Warrants to purchase Common Stock (expire 5/31/15)	14.9 100.0	% %		— 68	1,228 421
Switch & Data Holdings, Inc.	Business Services	Subordinated Debt (12.4%, Due 4/11) (12)			12,000	12,000	12,000
SXC Health Solutions, Inc. (2)	Healthcare	Senior Debt (9.5%, Due 12/10) (12) Common Stock (277,775 shares)	1.6%		12,580	12,580 1,235	12,580 3,226
Talk America Holdings, Inc. (6)	Communications-Other	Warrants to purchase Common Stock (expire 8/17/06 - 3/31/07)	0.7%			25	208
Team Express, Inc. (2)	Retail	Subordinated Debt (15.0%, Due 6/11) (12)			7,216	7,216	7,216
Teleguam Holdings, LLC (2)	Communications-Other	Subordinated Debt (12.2%, Due 10/12) (12)			20,000	20,000	20,000
Tippmann Sports, LLC	Leisure Goods	Senior Debt (11.3%, Due 6/09) (12)			5,639	5,639	5,639
Total Sleep Holdings, Inc. (2)	Healthcare	Subordinated Debt (14.0%, Due 9/11) (12)			22,557	22,557	22,557
ValuePage, Inc. (6)	Communications-Other	Senior Debt (12.8%, Due 6/08)			1,126	1,100	1,100
VS&A-PBI Holding LLC (6)	Publishing	LLC Interest	0.8%			500	—
VOX Communications Group Holdings, LLC (2)	Broadcasting	Senior Debt (11.8%, Due 12/07-6/10) (12) Convertible Preferred Subordinated Notes (12.0%, Due 6/15 )	16.5%		11,000 1,127	11,000 1,127	11,000 993
Wicks Business Information, LLC	Publishing	Unsecured Note (10.3%, Due 2/08)			225	225	225
Wiesner Publishing Company, LLC (6)	Publishing	Warrants to purchase membership interest in LLC (expire 6/30/12)	15.0%			406	2,710
Wire Rope Corporation of America, Inc.	Industrial Equipment	Senior Debt (12.9%, Due 6/11) (12)			6,000	6,000	6,150
WirelessLines II, Inc.	Communications-Other	Senior Debt (8.0%, Due 4/07)			129	129	129
XFone, Inc (6)(10)	Communications-Other	Common Stock (868,946 shares) Warrants to purchase common stock (expire 3/3/11)	4.6 0.8	% %		2,485 —	2,390 —
Total Non-affiliate investments (represents 62.8% of total investments at fair value)						665,451	683,392
Total Investments						1,091,832	1,087,594
Unearned income						(7,667)	(7,667)
Total Investments net of unearned income						$1,084,165	$1,079,927

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2005

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)	Principal	Cost	Fair Value
Control investments: Majority-owned (5):
Broadview Networks Holdings, Inc. (2) (7)	Communications	Subordinated Debt (12.0%, Due 12/09)		$42,993	$42,993	$42,993
		Series A Preferred Stock (89,154 shares)	49.1%		52,137	52,137
		Common Stock (2,228,937 shares)	33.8%		—	—
Cleartel Communications, Inc. (2)	Communications	Senior Debt (8.3%, Due 6/09)		28,850	28,850	28,850
		Subordinated Debt (14.4%, Due 6/09)		9,356	9,356	9,356
		Preferred Stock (57,859 shares)	99.1%		50,613	40,684
		Common Stock (9 shares)	0.005%		540	—
		Guaranty ($8,092)
Copperstate Technologies, Inc.	Security Alarm	Senior Debt (11.0%, Due 9/07)		1,272	1,272	1,272
		Class A Common Stock (20,000 shares)	93.0%		2,000	946
		Class B Common Stock (10 shares)	0.05%		—	—
		Warrants to purchase Class B Common Stock (expire 12/20/12)	93.7%		—	—
		Standby Letter of Credit ($1,000)
Crystal Media Network, LLC (6)	Broadcasting	Senior Debt (11.4%, Due 5/06)		1,099	947	947
		LLC Interest	100.0%		6,132	1,097
Helicon Cable Holdings, LLC (2)	Cable	Senior Debt (9.18%, Due 12/12)		10,072	10,072	10,072
		Subordinated Debt (14.3%, Due 6/13)		5,750	5,750	5,750
		Preferred LLC Interest (82,500 units)	57.9%		8,316	8,316
		Standby Letter of Credit ($300)
Midwest Tower Partners, LLC (2)	Communications	Subordinated Debt (14.1%, Due 2/07) (12)		16,813	16,813	16,813
		Preferred LLC Interest	91.0%		2,121	2,121
		Common LLC Interest	79.2%		201	1,332
Superior Publishing Corporation (2)	Newspaper	Senior Debt (9.0%, Due 12/06) (12)		20,759	20,759	20,759
		Subordinated Debt (20.0%, Due 12/06) (12)		22,692	20,141	20,141
		Preferred Stock (7,999 shares)	100.0%		7,999	8,545
		Common Stock (100 shares)	100.0%		365	—
Telecomm South, LLC (6)	Communications	Senior Debt (13.4%, Due 12/05)		7,996	2,582	1,100
		LLC Interest	100.0%		10	—
West Coast WirelessLines LLC	Conferences	LLC Interest	100.0%		851	851
Working Mother Media, Inc. (6)	Publishing	Senior Debt (7.5%, Due 6/06)		10,452	8,576	8,576
		Class A Preferred Stock (12,497 shares)	99.2%		12,497	4,192
		Class B Preferred Stock (1 share)	100.0%		1	—
		Class C Preferred Stock (1 share)	100.0%		1	—
		Common Stock (510 shares)	51.0%		1	—
		Guaranty ($834)
Total Control investments: Majority-owned (represents 26.1% of total investments at fair value)					311,896	286,850

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2005

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)		Principal		Cost	Fair Value
Control investments: Non-majority owned (4):
ETC Group, LLC (6)	Publishing	Series A LLC Interest Series C LLC Interest	100.0 100.0	% %	$		$270 100	$123 —
Fawcette Technical Publications Holding (2)	Publishing	Senior Debt (14.5%, Due 12/06) (12) Subordinated Debt (14.8%, Due 12/06) Series A Preferred Stock (8,473 shares) Common Stock (5,010,379 shares)	100.0 36.0	% %		13,061 5,186	12,545 4,691 2,569 —	12,545 1,137 — —
Platinum Wireless, Inc.	Communications	Senior Debt (8.0%, Due 6/06) Common Stock (2,937 shares) Option to purchase Common Stock (expire 12/31/13)	37.0 1.5	% %		389	389 4,640 272	389 4,505 98
Total Control investments: Non-majority-owned (represents 1.7% of total investments at fair value)							25,476	18,797
Total Control Investments: (represents 27.8% of total investments at fair value)							337,372	305,647
Affiliate investments (3):
iVerify. US Inc.	Security Alarm	Senior Debt (8.0%, Due 4/06) Common Stock (20 shares)	12.0%			75	75 550	75 —
On Target Media, LLC	Publishing	Senior Debt (10.5%, Due 9/09) (12) Subordinated Debt (17.0%, Due 3/10) (12) Class A LLC Interest Class B LLC Interest	6.8 16.9	% %		20,000 11,266	20,000 11,266 1,508 —	20,000 11,266 2,610 —
Sunshine Media Delaware, LLC (2)	Publishing	Senior Debt (13.7%, Due 12/07) Class A LLC Interest Warrants to purchase Class B LLC interest (expire 1/31/11)	12.8 100.0	% %		12,739	12,205 564 —	12,205 — —
Total Affiliate investments (represents 4.2% of total investments at fair value)							46,168	46,156

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2005

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)	Principal	Cost	Fair Value
Non-affiliate investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt (13.1%, Due 12/12) (12)		$7,130	$7,130	$7,130
		Subordinated Debt (12.6%, Due 12/12) (12)		2,007	2,007	2,007
		Warrants to purchase Common Stock (expire 12/31/15)	10.0%		—	—
Amerifit Nutrition, Inc. (2)	Drugs	Senior Debt (13.9%, Due 3/10) (12)		6,623	6,623	6,623
Archway Broadcasting Group, LLC	Broadcasting	Senior Debt (11.0%, Due 12/08) (12)		4,900	4,900	4,900
Auto Europe, LLC	Equipment Leasing	Subordinated Debt (11.3%, Due 10/12) (12)		13,500	13,500	13,500
B & H Education, Inc. (2)	Education	Senior Debt (10.5%, Due 3/10) (12)		4,000	4,000	4,000
		Preferred Stock (5,384 shares)	4.1%		1,060	1,078
Badoud Enterprises, Inc. (2)	Newspaper	Senior Debt (9.7%, Due 9/11)		5,449	5,449	5,449
BLI Holdings, Inc. (2)	Drugs	Subordinated Debt (12.2%, Due 3/10) (12)		10,000	10,000	10,000
Builders First Source, Inc.	Building & Development	Senior Debt (6.2%, Due 8/11) (12)		889	889	894
Cambridge Information Group, Inc. (2)	Information Services	Senior Debt (8.7%, Due 6/07-6/11) (12)		26,825	26,825	26,825
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (11.1%, Due 12/11) (12)		2,377	2,377	2,270
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (6.6%, Due 7/10) (12)		1,778	1,778	1,797
Community Media Group, Inc. (2)	Newspaper	Senior Debt (8.9%, Due 9/10) (12)		22,365	22,365	22,365
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Debt (14.0%, Due 7/12) (12)		7,060	7,060	7,060
Country Road Communications LLC (2)	Communications	Subordinated Debt (11.6%, Due 7/13) (12)		13,000	13,000	13,000
Creative Loafing, Inc. (2)	Newspaper	Senior Debt (11.1%, Due 6/10) (12)		19,400	19,400	19,400
Crescent Publishing Company LLC (2)	Newspaper	Senior Debt (14.3%, Due 6/09-6/10) (12)		8,942	8,942	8,942
Cruz Bay Publishing, Inc. (2)	Publishing	Senior Debt (12.1%, Due 12/06) (12)		6,172	6,172	6,172
		Subordinated Debt (20.5%, Due 12/06) (12)		11,417	11,417	11,417
Dayton Parts Holdings, LLC (2)	Vehicle Parts & Supplies	Subordinated Debt (12.5%, Due 6/11)		16,000	16,000	16,000
		Preferred LLC Interest (16,371 units)	2.7%		602	602
		Class A LLC Interest (10,914 units)	4.4%		401	401
D&B Towers, LLC	Communications	Senior Debt (14.2%, Due 6/08) (12)		5,022	5,022	5,022
dick clark productions, inc. (6)	Broadcasting	Common Stock (235,714 shares)	0.5%		210	111
		Warrants to purchase Common Stock (expire 7/25/11)	5.3%		858	1,085
The e-Media Club, LLC (6)	Investment Fund	LLC Interest	0.8%		89	37
EAS Group, Inc.	Communications Equipment	Subordinated Debt (16.0%, Due 4/11) (12)		10,227	10,227	10,227
Empower IT Holdings, Inc. (2)	Information Services	Senior Debt (11.0%, Due 5/12)		10,000	10,000	10,000
		Subordinated Debt (14.5%, Due 6/12)		5,067	5,067	5,067
Equibrand Holding Corporation (2)	Leisure Activities	Senior Debt (11.5%, Due 3/10-9/10) (12)		4,640	4,640	4,640
		Subordinated Debt (16.0%, Due 3/11) (12)		8,763	8,763	8,763
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (10.7%, Due 12/12) (12)		5,000	5,000	5,000

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2005

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)	Principal	Cost	Fair Value
GoldenSource Holdings Inc. (2)	Technology	Senior Debt (9.0%, Due 9/08)		$17,000	$17,000	$17,000
		Warrants to purchase Common Stock (expire 10/31/08)	4.2%		—	—
The Hillman Group, Inc.	Home Furnishings	Senior Debt (7.7%, Due 3/11) (12)		5,910	5,910	6,010
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (9.4%, Due 3/11) (12)		4,668	4,668	4,290
I-55 Internet Services, Inc. (6)	Communications	Senior Debt (17.5%, Due 12/06)		1,778	1,778	1,539
		Warrants to purchase Common Stock (expire 4/30/10)	20.0%		366	—
Images.com, Inc.	Information Services	Senior Debt (12.5%, Due 12/07) (12)		2,664	2,664	2,664
Information Today, Inc. (2)	Information Services	Senior Debt (11.0%, Due 9/08) (12)		6,915	6,915	6,915
Instant Web, Inc.	Direct Mail Advertiser	Senior Debt (7.8%, Due 2/11) (12)		4,962	4,962	5,037
Jenzabar, Inc. (2)	Technology	Senior Debt (12.5%, Due 4/09) (12)		12,000	12,000	12,000
		Subordinated Debt (18.0%, Due 4/09-4/12) (12)		7,467	7,467	7,467
		Senior Preferred Stock (5,000 shares)	100.0%		5,831	5,831
		Subordinated Preferred Stock (109,800 shares)	100.0%		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)	19.5%		422	7,630
The Joseph F. Biddle Publishing Company (2)	Newspaper	Senior Debt (7.4%, Due 12/11) (12)		7,225	7,225	7,225
Jupitermedia Corporation	Information Services	Common Stock (148,373 shares)	0.4%		2,115	2,084
Managed Health Care Associates, Inc.	Drugs	Senior Debt (10.3%, Due 6/09-6/10) (12)		4,380	4,380	4,380
MD Beauty, Inc	Cosmetics	Subordinated Debt (11.3%, Due 2/13) (12)		9,000	9,000	9,079
MCI Holdings, LLC (2)	Management Consulting Service	Subordinated Debt (12.5%, Due 3/12) Class A LLC Interest (4,712,042 units)	5.2%	17,102	17,102 3,000	17,102 3,000
Metropolitan	Communications	Senior Debt (11.6%, Due 6/10-9/10) (12)		22,000	22,000	22,000
Telecommunications Holding Company (2) (9)		Subordinated Debt (15.5%, Due 12/10) (12)		10,929	10,929	10,929
		Warrants to purchase Common Stock (expire 9/30/13)	20.4%		1,843	3,897
Michael May	Security Alarm	Senior Debt (12.0%, Due 2/08)		450	450	450
MicroCal Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.0%, Due 3/10-9/10) (12)		13,900	13,900	13,900
		Subordinated Debt (14.5%, Due 3/11) (12)		9,115	9,115	9,115
MicroDental Laboratories (2)	Healthcare	Senior Debt (9.8%, Due 5/11-11/11) (12)		11,767	11,767	11,767
		Subordinated Debt (15.0%, Due 5/12) (12)		6,113	6,113	6,113
Miles Media Holding, Inc. (2)	Publishing	Senior Debt (10.9%, Due 6/12) (12)		8,287	8,287	8,287
		Subordinated Debt (15.4%, Due 12/12) (12)		4,000	4,000	4,000
		Warrants to purchase Common Stock (expire 6/3/15)	19.5%		439	837
Monotype Imaging Holdings Corp. (2)	Technology	Senior Debt (8.8%, Due 11/09) (12)		4,850	4,850	4,850
MultiPlan, Inc.	Insurance	Senior Debt (7.0%, Due 3/09) (12)		3,194	3,194	3,234
Nalco Company	Ecological Services	Senior Debt (6.3%, Due 11/10) (12)		4,162	4,162	4,217
National Display Holdings, LLC (2)	Electronics	Senior Debt (9.7%, Due 12/10-12/11)		20,087	20,087	20,087
		Subordinated Debt (15.0%, Due 12/12)		13,000	13,000	13,000
		Class A LLC Interest (1,000,000 units)	3.7%		1,000	1,000

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2005

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)	Principal	Cost	Fair Value
National Product Services, Inc.	Business Services	Subordinated Debt (14.0%, Due 6/07) (12)		$10,225	$10,225	$10,225
New Century Companies, Inc. (6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/30/10)	0.4%		—	—
OMP, Inc.	Drugs	Senior Debt (8.3%, Due 1/10-1/11) (12)		7,714	7,714	7,714
PartMiner, Inc. (2)	Information Services	Senior Debt (15.0%, Due 6/09) (12)		5,240	5,240	5,240
Powercom Corporation (2)	Communications	Senior Debt (12.0%, Due 12/06) (12)		1,861	1,861	1,861
		Warrants to purchase Class A Common Stock (expire 6/30/14)	30.7%		286	341
Quantum Medical Holdings, LLC (2)	Laboratory	Senior Debt (9.3%, Due 12/10-5/11)		17,535	17,535	17,535
	Instruments	Subordinated Debt (15.0%, Due 12/11)		10,502	10,502	10,502
		Preferred LLC Interest (1,000,000 units)	3.3%		1,001	1,001
R.R. Bowker, LLC (2)	Information Services	Senior Debt (11.4%, Due 12/08-12/09) (12)		16,650	16,650	16,650
Republic National Cabinet Corporation	Home Furnishings	Senior Debt (9.2%, Due 6/09) (12)		3,578	3,578	3,578
		Subordinated Debt (13.1%, Due 6/09) (12)		5,000	5,000	5,000
Sagamore Hill Broadcasting, LLC (2)	Broadcasting	Senior Debt (11.9%, Due 11/09) (12)		12,400	12,400	12,400
SCI Holdings, Inc	Communication Services	Subordinated Debt (11.5%, Due 11/12) (12)		7,500	7,500	7,500
Sheridan Healthcare, Inc.	Healthcare	Senior Debt (7.5%, Due 11/10) (12)		2,850	2,850	2,895
Sterigenics International, Inc.	Healthcare	Senior Debt (7.5%, Due 6/11) (12)		4,925	4,925	4,993
Stratford School Holdings, Inc. (2)	Education	Senior Debt (9.5%, Due 6/11) (12)		6,500	6,500	6,500
		Subordinated Debt (14.0%, Due 12/11) (12)		6,651	6,651	6,651
		Preferred Stock (10,000 shares)	13.3%		1,059	1,059
		Warrants to purchase Common Stock (expire 5/31/15)	100.0%		67	192
Survey Sampling International, LLC	Research	Senior Debt (7.3%, Due 5/11) (12)		3,911	3,911	3,943
Switch & Data Holdings, Inc.	Business Services	Subordinated Debt (11.6%, Due 4/11) (12)		12,000	12,000	12,000
SXC Health Solutions, Inc. (2)	Technology	Senior Debt (9.0%, Due 12/10) (12)		13,260	13,260	13,260
		Common Stock (1,111,100 shares)	1.9%		1,235	2,630
Talk America Holdings, Inc. (6)	Communications	Warrants to purchase Common Stock (expire 8/17/06-3/31/07)	0.7%		25	330
Team Express, Inc.	Specialty Retail	Senior Debt (10.7%, Due 12/09-12/10) (12)		13,364	13,364	13,364
		Subordinated Debt (15.0%, Due 6/11) (12)		7,108	7,108	7,108
Teleguam Holdings, LLC	Communications	Subordinated Debt (11.4%, Due 10/12)		20,000	20,000	20,000
Tippmann Sports, LLC	Leisure Goods	Senior Debt (10.3%, Due 6/09) (12)		6,550	6,550	6,550
Total Sleep Holdings, Inc. (2)	Healthcare	Subordinated Debt (14.0%, Due 9/11) (12)		22,220	22,220	22,220
U. S. I. Holdings Corporation	Insurance	Senior Debt (6.7%, Due 8/08) (12)		2,970	2,970	2,982
VS&A-PBI Holding LLC (6)	Publishing	LLC Interest	0.8%		500	—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2005

(in thousands)

Portfolio Company	Industry	Investment (8)	Percentage of Class Held on a Fully Diluted Basis (1)	Principal	Cost	Fair Value
VOX Communications Group Holdings, LLC (2)	Broadcasting	Senior Debt (10.8%, Due 12/07-6/10) (12)		$10,350	$10,350	$10,350
		Convertible Preferred Subordinated Notes (12.0%, Due 6/15 )	16.5%	1,062	1,062	1,062
Wicks Business Information, LLC	Publishing	Unsecured Notes (9.3%, Due 2/08)		215	215	215
Wiesner Publishing Company, LLC (2)	Publishing	Warrants to purchase membership interest in LLC (expire 6/30/12)	15.0%		406	1,723
Wire Rope Corporation of America, Inc.	Industrial Equipment	Senior Debt (11.9%, Due 6/11) (12)		6,000	6,000	6,180
WirelessLines II, Inc.	Communications	Senior Debt (8.0%, Due 4/07)		185	185	185
Total Non-affiliate investments (represents 68.0% of total investments at fair value)					733,717	745,757
Total Investments					1,117,257	1,097,560
Unearned income					(9,062)	(9,062)
Total Investments net of unearned income					$1,108,195	$1,088,498

Call options written (included in Other Liabilities in the Consolidated Balance Sheets)
Metropolitan	Communications	Call options written			$575	$575
Telecommunications
Holding Company (9)
Total Call options written					$575	$575

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited) (Continued)

June 30, 2006 and December 31, 2005

(1)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (i) in the case of private companies, provided by that company, and (ii) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Portfolio company is non-income producing at the relevant period end.
(7)	In January 2005, MCG IH II, Inc., the sole owner of one of the Company’s majority-owned controlled portfolio companies, Bridgecom Holdings, Inc., completed a merger with and into BV-BC Acquisition Corporation, a wholly-owned subsidiary of Broadview Networks, Inc. The Company’s economic ownership in the new merged entity dropped below 50%; however, the Company retained greater than 50% of the voting control of the merged entity. Accordingly, our investment will continue to be reflected as a majority-owned control portfolio company.
(8)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(9)	In June 2005, MCG granted Metropolitan Telecommunication Holding Company an option to repurchase all of the warrants to purchase their common stock currently held by MCG at a specified price. This option expired on March 31, 2006.
(10)	In March 2006, I-55 Internet Services, Inc. merged with XFone, Inc.
(11)	In March 2006, a subsidiary of JupiterKagan, Inc., a majority-owned controlled portfolio company, purchased the JupiterResearch division of Jupitermedia Corporation. At December 31, 2005, Kagan Research, LLC was a consolidated subsidiary of MCG.
(12)	Some or all of this security has been pledged as collateral in one or more of our credit facilities. See Note 3 to the Consolidated Financial Statements.

See notes to consolidated financial statements

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)

(in thousands, except per share amounts)

Note 1—Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company”) is a solutions-focused specialized commercial finance company providing financing and advisory services to middle market, growth oriented companies throughout the United States. The Company is a non-diversified internally managed, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”).

The accompanying financial statements reflect the consolidated accounts of MCG, including Solutions Capital I, LP, Solutions Capital GP, LLC, and MCG’s special purpose financing subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, MCG Finance V, LLC, MCG Finance VI, LLC, MCG Finance VII, LLC, and MCG Finance VIII, LLC, with all significant intercompany balances eliminated. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest. Prior to January 1, 2006, Kagan Research, LLC was one of the Company’s consolidated subsidiaries. As of January 1, 2006, Kagan Research, LLC no longer qualifies to be a consolidated subsidiary because it is held for investment. During the first quarter of 2006, Kagan Research, LLC and Jupiter Research, LLC merged to create JupiterKagan, Inc., which is reflected on the Company’s schedule of investments.

Interim consolidated financial statements of MCG are prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the requirements of reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The results of operations for the three and six months ended June 30, 2006 are not necessarily indicative of results that ultimately may be achieved for the year. The interim unaudited consolidated financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended December 31, 2005, as filed with the SEC.

Taxable subsidiaries

The Company currently qualifies as a regulated investment company (a “RIC”) for federal income tax purposes, which allows it to avoid paying corporate income taxes on any income or gains that it distributes to its shareholders. The Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of the Company’s portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated with the Company for GAAP purposes, such that the Company’s consolidated financial statements reflect its investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the Company’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the Company. To the extent that such income did not consist of investment income, it could jeopardize the ability of the Company to qualify as a RIC and therefore cause the Company to incur significant amounts of federal

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

income taxes. Where the LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, their income is taxed to the Taxable Subsidiaries and does not flow through to the Company, thereby helping the Company preserve its RIC status and the resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, if any, is reflected in the Company’s Consolidated Statement of Operations.

Note 2—Investments

At June 30, 2006 and December 31, 2005, the Company’s investments consisted of the following:

	June 30, 2006		December 31, 2005
	Cost	Fair Value	Cost	Fair Value
Commercial loans	$884,100	$879,137	$939,086	$934,036
Investments in equity securities	207,732	208,457	178,171	163,524

Total investments	1,091,832	1,087,594	1,117,257	1,097,560
Unearned income	(7,667)	(7,667)	(9,062)	(9,062)

Total investments net of unearned income	$1,084,165	$1,079,927	$1,108,195	$1,088,498

The composition of MCG’s investments as of June 30, 2006 and December 31, 2005, at cost, was as follows, excluding unearned income:

	June 30, 2006		December 31, 2005
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Secured senior debt	$402,082	36.8%	$544,449	48.7%
Subordinated debt
Secured	417,052	38.2	333,080	29.8
Unsecured	64,966	6.0	61,557	5.5
Preferred equity	170,852	15.6	146,905	13.1
Common/Common equivalents equity	36,880	3.4	31,266	2.9

Total	$1,091,832	100.0%	$1,117,257	100.0%

The composition of MCG’s investments as of June 30, 2006 and December 31, 2005, at fair value, was as follows, excluding unearned income:

	June 30, 2006		December 31, 2005
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Secured senior debt	$407,223	37.4%	$542,981	49.5%
Subordinated debt
Secured	407,082	37.4	329,498	30.0
Unsecured	64,832	6.0	61,557	5.6
Preferred equity	152,640	14.1	126,664	11.5
Common/Common equivalents equity	55,817	5.1	36,860	3.4

Total	$1,087,594	100.0%	$1,097,560	100.0%

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

The Company’s debt instruments provide for a contractual interest rate generally ranging from 7% to 20%, a portion of which may be deferred. At June 30, 2006, approximately 64% of loans in the portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 36% were at fixed rates. In addition, at June 30, 2006 approximately 31% of the loan portfolio, based on amounts outstanding at fair value, has floors of between 1.25% and 3.0% on the LIBOR base index. The Company’s loans have stated maturities at origination that generally range from 2 to 8 years. Customers typically pay an origination fee based on a percentage of the commitment amount and often pay a fee based on any undrawn commitments.

When one of the Company’s loans becomes 90 days or more past due, or if the Company otherwise does not expect the customer to be able to service its debt and other obligations, the Company will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all past due principal and interest has been paid or otherwise restructured such that the interest income is determined to be collectible. The company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes loans on non-accrual status and loans greater than 60 days past due, at fair value, at June 30, 2006 and December 31, 2005:

	June 30, 2006			December 31, 2005
	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans greater than 60 days past due
On non-accrual status	$11,947	1.36%	1.10%	$3,218	0.34%	0.29%
Not on non-accrual status	—	—	—	13,553	1.45%	1.23%

Total loans greater than 60 days past due	$11,947	1.36%	1.10%	$16,771	1.79%	1.52%

Loans on non-accrual status
0 to 60 days past due	$15,879	1.81%	1.46%	$9,522	1.02%	0.87%
Greater than 60 days past due	11,947	1.36%	1.10%	3,218	0.34%	0.29%

Total loans on non-accrual status	$27,826	3.17%	2.56%	$12,740	1.36%	1.16%

Loans on non-accrual status or greater than 60 days past due	$27,826	3.17%	2.56%	$26,293	2.81%	2.39%

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

The table below shows the composition of MCG’s portfolio by industry (excluding unearned income) at cost as of June 30, 2006 and December 31, 2005:

	June 30, 2006		December 31, 2005
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost (a)	Percentage of Total Portfolio
Communications:
CLEC (competitive local exchange carriers)	$235,466	21.6%	$221,409	19.8%
Other	80,267	7.3	71,750	6.4
Healthcare	129,929	11.9	89,533	8.0
Newspaper	89,294	8.2	112,646	10.1
Broadcasting	82,735	7.6	70,134	6.3
Publishing	68,921	6.3	86,308	7.7
Information Services	46,025	4.2	75,475	6.8
Laboratory Instruments	43,145	4.0	52,052	4.7
Technology	39,948	3.7	58,894	5.3
Home Furnishings	37,772	3.5	19,156	1.7
Education	30,473	2.8	19,337	1.7
Business Services	27,723	2.5	22,225	2.0
Retail	26,647	2.4	20,472	1.8
Electronics	24,753	2.3	34,087	3.0
Drugs	23,792	2.2	28,717	2.6
Auto Parts	17,049	1.6	17,003	1.5
Food Services	14,658	1.3	—	—
Cosmetics	13,755	1.3	11,377	1.0
Leisure Activities	13,579	1.2	13,403	1.2
Car Rental	13,500	1.2	13,500	1.2
Other Media	1,508	0.1	32,773	2.9
Other (b)	30,893	2.8	47,006	4.3

Total	$1,091,832	100.0%	$1,117,257	100.0%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry breakdowns.
(b)	No individual industry within this category exceeds 1%.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

The table below shows the composition of MCG’s portfolio by industry (excluding unearned income) at fair value as of June 30, 2006 and December 31, 2005:

	June 30, 2006		December 31, 2005
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value (a)	Percentage of Total Portfolio
Communications:
CLEC (competitive local exchange carriers)	$228,401	21.0%	$213,050	19.4%
Other	87,591	8.1	69,175	6.3
Healthcare	132,244	12.2	91,040	8.4
Newspaper	90,041	8.3	112,826	10.3
Broadcasting	78,092	7.2	65,228	5.9
Publishing	54,823	5.0	72,280	6.6
Technology	47,736	4.4	66,103	6.0
Information Services	45,840	4.2	75,444	6.9
Laboratory Instruments	43,145	4.0	52,052	4.7
Home Furnishings	37,274	3.4	18,878	1.7
Education	32,185	3.0	19,479	1.8
Business Services	28,408	2.6	22,225	2.1
Retail	26,647	2.4	20,472	1.9
Electronics	24,753	2.3	34,087	3.1
Drugs	23,792	2.2	28,717	2.6
Auto Parts	17,086	1.6	17,003	1.5
Food Services	14,658	1.3	—	—
Cosmetics	13,845	1.3	11,349	1.0
Leisure Activities	13,579	1.2	13,403	1.2
Car Rental	13,500	1.2	13,500	1.2
Other Media	2,945	0.3	33,876	3.1
Other (b)	31,009	2.8	47,373	4.3

Total	$1,087,594	100.0%	$1,097,560	100.0%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry breakdowns.
(b)	No individual industry within this category exceeds 1%.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

Note 3—Borrowings

The following is a summary of the Company’s borrowings at June 30, 2006 and December 31, 2005:

	June 30, 2006		December 31, 2005
	Facility amount	Amount outstanding	Facility amount	Amount outstanding
Unsecured Notes	$50,000	$50,000	$50,000	$50,000
Commercial Loan Trust 2005-2	—	—	250,000	159,181
Commercial Loan Trust 2006-2	200,000	—	—	—
Commercial Loan Funding Trust Facility	250,000	95,249	250,000	160,000
Term Securitizations
Series 2004-1 Class A-1 Asset Backed Bonds	—	—	81,138	81,138
Series 2004-1 Class A-2 Asset Backed Bonds	17,569	17,569	31,500	31,500
Series 2004-1 Class B Asset Backed Bonds	43,500	43,500	43,500	43,500
Series 2004-1 Class C Asset Backed Bonds	15,800	15,800	15,800	15,800
Series 2006-1 Class A-1 Notes	106,250	106,250	—	—
Series 2006-1 Class A-2 Notes	50,000	—	—	—
Series 2006-1 Class A-3 Notes	85,000	—	—	—
Series 2006-1 Class B Notes	58,750	58,750	—	—
Series 2006-1 Class C Notes	45,000	45,000	—	—
Series 2006-1 Class D Notes	47,500	47,500	—	—
Revolving Unsecured Credit Facility	60,000	18,000	50,000	—

Total	$1,029,369	$497,618	$771,938	$541,119

The weighted average borrowings for the three months ended June 30, 2006 and 2005 were $488,314 and $419,971, respectively. The weighted average interest rate on all of the Company’s borrowings, including amortization of deferred debt issuance costs and commitment fees, for the three months ended June 30, 2006 and 2005 was 7.0% and 4.7%, respectively. The weighted average borrowings for the six months ended June 30, 2006 and 2005 were $510,973 and $441,114, respectively. The weighted average interest rate on all of the Company’s borrowings, including amortization of deferred debt issuance costs and commitment fees, for the six months ended June 30, 2006 and 2005 was 6.9% and 4.4%, respectively.

All of the Company’s debt facilities, except the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through the Company’s bankruptcy remote, special purpose, wholly owned subsidiaries, therefore the assets of these subsidiaries may not be available to the Company’s creditors. In some cases, advances under the Company’s debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans the Company may leverage as collateral. The Company borrows directly as well as indirectly through credit facilities maintained by its subsidiaries. For a detailed discussion of our credit facilities please refer to Note C in our 2005 Annual Report on Form 10K filed with the SEC on March 3, 2006. See also Note 8—Subsequent Events.

On April 17, 2006, the Company amended its Commercial Loan Funding Trust Facility, funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. Pursuant to this amendment, the concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 35% to 50% and the inclusion of additional industry segments. Other minor modifications were also made.

On April 18, 2006, the Company completed a $500,000 debt securitization through MCG Commercial Loan Trust 2006-1, a wholly owned subsidiary of the Company. The 2006-1 Trust issued $106,250 of Class A-1 Notes

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

rated AAA / Aaa, $50,000 of Class A-2 Notes rated AAA / Aaa, $85,000 of Class A-3 Notes rated AAA / Aaa, $58,750 of Class B Notes rated AA / Aa2, $45,000 of Class C Notes rated A / A2 and $47,500 of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively. The Company retained all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from the Company. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The 2006-1 Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes and are required to be drawn by April 2007. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans, which were purchased by the trust from the Company and totaled $330,049 as of June 30, 2006. Additional commercial loans will be purchased by the trust from the Company primarily using the proceeds from the Class A-3 delayed draw notes and the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. The facility is scheduled to terminate on April 20, 2018, or sooner upon repayment of the offered notes. The proceeds from this transaction were used to repay approximately $264,500 of indebtedness and will be used to fund future originations. As a result of this transaction, the Company’s warehouse credit facility with Merrill Lynch Capital Corp., Commercial Loan Trust 2005-2, terminated in accordance with its terms.

On May 2, 2006, the Company established, through MCG Commercial Loan Trust 2006-2, a wholly owned subsidiary of the Company, a $200,000 warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250,000 of commercial loans with borrowings of up to $200,000 subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from MCG Capital. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans. The Company intends to use the warehouse credit facility to fund the origination of loans that will collateralize a future term securitization. Advances under the facility, equal to 80% of the value of commercial loans purchased by the trust, bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on the earlier of November 30, 2007 or the completion of a term securitization and may be extended under certain circumstances.

On June 19, 2006, MCG Capital Corporation (the “Company”) amended its Revolving Unsecured Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $50,000 to $60,000, the maturity date was extended from September 19, 2006 to June 18, 2007, and an additional lender was added to this facility. HVB maintained its $50,000 commitment, and the additional $10,000 was committed by Chevy Chase Bank. Other minor modifications were also made to this facility. As of June 30, 2006, the Company had $18,000 outstanding under this credit facility. See also Note 8—Subsequent Events.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

Borrowings outstanding, by interest rate benchmark, as of June 30, 2006 and December 31, 2005 were as follows:

	June 30, 2006	December 31, 2005
90-day LIBOR	$352,369	$331,119
Commercial paper rate	95,249	160,000
Fixed rate	50,000	50,000

	$497,618	$541,119

Note 4—Share Based Payments

Prior to January 1, 2006, the Company accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Effective January 1, 2006, the Company adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”) using the modified prospective method. The adoption of SFAS No. 123R did not impact the Company’s net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share. Effective January 1, 2006, unearned compensation amounts previously recorded as a separate component of equity on the Company’s balance sheet are included in paid-in capital.

In 2001, MCG terminated its stock option plan and the option grants made thereunder. In connection with the termination of its stock option plan, MCG issued 1,539,851 shares of restricted stock. As of June 30, 2006 and December 31, 2005 there were 146,983 and 205,776 shares outstanding, respectively, for which forfeiture restrictions have not lapsed. During the three months ended June 30, 2006, the Company recognized compensation expense related to share-based awards in the amount of $1,110 compared with $1,644 during the three months ended June 30, 2005. During the six months ended June 30, 2006 and 2005, the Company recognized compensation expense related to share-based awards in the amount of $2,232 and $3,326, respectively. As of June 30, 2006 the total compensation cost related to non-vested awards not yet recognized was $2,356, which will be amortized over the remaining service period which ends January 1, 2008.

During May 2006, the company extended the maturity date for certain loans to non-executive level employees to May 2009. All of these loans were collateralized by fully vested restricted stock. In accordance with FAS 123R, the extension of the maturity date of these loans represents a modification of the original share based payment. The Company recognized an additional $155 of compensation expense, which is included in the totals stated above, due to the extension of the maturity date on these loans.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

Note 5—Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the three and six months ended June 30, 2006 and 2005:

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Basic
Net income	$22,910	$19,880	$49,312	$32,938
Weighted average common shares outstanding	53,230	47,143	53,214	46,131
Earnings per common share-basic	$0.43	$0.42	$0.93	$0.71

Diluted
Net income	$22,910	$19,880	$49,312	$32,938
Weighted average common shares outstanding	53,230	47,143	53,214	46,131
Dilutive effect of restricted stock on which forfeiture provisions have not lapsed	—	42	—	41

Weighted average common shares and common stock equivalents	53,230	47,185	53,214	46,172
Earnings per common share-diluted	$0.43	$0.42	$0.93	$0.71

For purposes of calculating earnings per common share, unvested restricted common stock whose forfeiture provisions are solely based on continued service conditions are included in diluted earnings per common share using the treasury stock method.

Note 6—Income Tax Provision

Income taxes for the Company’s taxable operating subsidiaries are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as the utilization of available operating loss carryforwards. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled.

As a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, the Company’s income generally will not be subject to Federal taxation to the extent such income is distributed to stockholders. However, certain of the Company’s investments are owned by wholly owned subsidiaries that are subject to corporate level federal, state, and local income tax in their respective jurisdictions. Generally, these subsidiaries execute transactions that do not result in taxable income, and therefore taxes are not provided for these subsidiaries. As of June 30, 2006, the Company has recorded unrealized gains of approximately $8,544 on one of its investments, which, if ultimately realized in that amount, will result in an estimated tax liability of approximately $3,592. The Company recorded a tax provision of $3,592 during the three months ended June 30, 2006.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

Note 7—Financial Highlights

Following is a schedule of financial highlights for the six months ended June 30, 2006, and 2005:

	2006	2005
Per share data:
Net asset value at beginning of period (a)	$12.48	$12.22

Net operating income before investment gains and losses (b)	0.75	0.67
Net realized (losses) gains on investments (b)	(0.04)	0.52
Net change in unrealized appreciation (depreciation) on investments (b)	0.29	(0.48)
Provision for income taxes on investment gains	(0.07)	—

Net income	0.93	0.71

Distributions from net investment income	(0.84)	(0.84)
Effect on distributions of stock offerings after record dates	—	0.04
Effect of distributions recorded as compensation expense (b)	0.01	0.02

Net decrease in stockholder’s equity resulting from distributions	(0.83)	(0.78)
Net increase in stockholders’ equity from reduction in stockholder loans	0.05	—
Issuance of shares	—	3.15
Dilutive effect of share issuances and unvested restricted stock	—	(2.90)

Net increase in stockholders’ equity from restricted stock amortization (b)	0.02	0.05

Net increase in stockholders’ equity relating to share issuances	0.07	0.30

Net asset value at end of period (a)	$12.65	$12.45

Per share market value at end of period	$15.90	$17.08
Total return (c)	14.74%	4.61%
Shares outstanding at end of period	53,378	49,845

Ratio/Supplemental data:
Net assets at end of period	$675,389	$620,773
Ratio of operating expenses to average net assets (annualized)	10.14%	9.63%
Ratio of net operating income to average net assets (annualized)	12.09%	10.88%

(a)	Based on total shares outstanding.
(b)	Based on average shares outstanding.
(c)	Total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

Note 8—Subsequent Events

On July 27, 2006 the Company reported that the independent members of its Board of Directors are conducting a review of the timeliness of certain loan payments and tax withholding reimbursements involving six current and former executive officers of the Company. The executive officers (along with other employees of the Company) received awards of restricted stock in 2001 in connection with the Company’s termination of its stock option plan, including the outstanding stock options held by such individuals. A portion of the restricted stock was purchased through the delivery of promissory notes to the Company on which interest was payable periodically and which became due and payable on May 28, 2006.

All of these executive officers have repaid their principal balances in full in accordance with the terms of the loans, except for the Chief Executive Officer. The payment of principal from the Chief Executive Officer was not received timely, but the Chief Executive Officer’s note is now paid in full. In addition, while not all interest payments from these executive officers have been timely, all interest payments on these notes have been paid in full.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

In addition to the foregoing, certain periodic tax withholding payments were made by the Company, from time to time, in connection with dividend payments and the lapsing of forfeiture provisions on restricted stock. All of the periodic tax withholding payments made by the Company were periodically reimbursed by those officers in full and there are no reimbursements currently due; however, certain reimbursements did not occur promptly. Between July 30, 2002 and the present, the Company made periodic tax withholding payments for such transactions aggregating approximately $3,600 to the relevant tax authorities. The maximum unreimbursed amount outstanding at any time was $1,700.

The Company believes that there will be no impact on previously reported earnings as a result of these matters. The Company has instituted procedures to ensure concurrent payment to the Company of any future withholdings paid by the Company.

The timeliness of reimbursements of withholding payments was brought to the attention of the Audit Committee by the Company’s executive officers. The Company’s Board formed an Independent Committee to conduct the review of these matters, assisted by independent counsel. The Independent Committee will review these and any related matters and consider whether there has been any violation of the Company’s code of business conduct and ethics and the federal securities laws, including, but not limited to, Section 402(a) of the Sarbanes-Oxley Act of 2002, (Section 13(k) of the Exchange Act).

The Company does not currently intend to update this disclosure until the Independent Committee’s review has been substantially completed.

These matters did not impact the June 30, 2006 financial statements, however, the review is continuing and the future impact, if any, is uncertain at this time. The Company anticipates incurring legal and professional fees during the course of this review which will be expensed as incurred and cannot be quantified at this time.

On July 20, 2006, pursuant to Section 10 of the Indenture, dated September 30, 2004, between MCG Commercial Loan Trust 2004-1 (the “Trust”) and Wells Fargo Bank, National Association, MCG Capital Corporation (the “Company”) caused the holder of the Class D notes issued by the Trust to exercise its right to have the series 2004-1 Notes issued by the Trust on September 30, 2004 redeemed. This redemption accelerated the repayment of these notes, which were scheduled to become due on July 20, 2016. On the date of the redemption, the Series 2004-1 Notes held by parties other than the Company totaled approximately $76,869, and were repaid using approximately $61,868 of cash from the Trust and the Company’s Commercial Loan Trust 2006-1 securitization and $15,000 of new borrowings from the Company’s Commercial Loan Trust 2006-1 securitization. The remaining Series 2004-1 notes held by the Company were canceled as of July 20, 2006. During the quarter ending September 30, 2006, the Company expects to recognize, as expense, approximately $1,200 of total debt issuance cost amortization related to the Series 2004-1 Notes, including scheduled amortization through the redemption date and accelerated amortization at the redemption date. The majority of the collateral that was held by the Trust has been transferred to the Company’s other credit facilities.

During July 2006, the Company’s Commercial Loan Funding Trust facility was renewed by the lender, as required annually, through July 27, 2007. This facility is scheduled to terminate on November 7, 2007.

On August 7, 2006, the Company amended its Revolving Unsecured Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $60,000 to $75,000, and an additional lender was added to this facility. HVB and Chevy Chase Bank maintained their $50,000 and $10,000 commitments, respectively, and the additional $15,000 was committed by Sovereign Bank. As of June 30, 2006, the Company had $18,000 outstanding under this credit facility.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

MCG Capital Corporation

We have reviewed the accompanying consolidated balance sheet of MCG Capital Corporation as of June 30, 2006, including the consolidated schedule of investments, and the related consolidated statements of operations for the three- and six-month periods ended June 30, 2006 and 2005, the consolidated statements of changes in net assets, cash flows, and financial highlights for the six-month periods ended June 30, 2006 and 2005. These financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of MCG Capital Corporation as of December 31, 2005, including the consolidated schedule of investments, and the related consolidated statements of operations, stockholders’ equity, cash flows, and financial highlights for the year then ended (not presented herein), and in our report dated February 17, 2006 we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated balance sheet as of December 31, 2005, including the consolidated schedule of investments, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

/s/    ERNST & YOUNG LLP

McLean, Virginia

August 3, 2006